SCHEDULE 14A INFORMATION

      PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
        THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT |X|

FILED BY A PARTY OTHER THAN THE REGISTRANT |_|

CHECK THE APPROPRIATE BOX:

|X|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12

                            Golf Entertainment, Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

|_|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

                     Common Stock $0.01 par value per share
         Series A Convertible Preferred Stock $0.01 par value per share

(2)   Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule

      0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)   Proposed maximum aggregate value of transaction:

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(5)   Total fee paid:

            $NONE

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            (1)   Amount Previously Paid:

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            (2)   Form, Schedule or Registration Statement No.:

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            (3)   Filing Party:

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            (4)   Date Filed:

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                                                             November_____, 1999

Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of the Stockholders of Golf Entertainment, Inc., a Delaware corporation (the "Company"), to be held at 10:00 a.m. on _________________, 1999 at 2500 Northwinds Parkway, Three
Northwinds Center, Alpharetta, Georgia 30004, including any adjournment or postponement thereof (the "Annual Meeting"). At the Annual Meeting, you will be asked:

      1. To consider and vote upon a proposal to approve and adopt a Purchase and Sale Agreement dated as of September 24, 1999 between the Company and Somerset Capital Group, Ltd., a Connecticut corporation, by which the Company proposes to sell for $3,559,500 in cash, a Promissory Note and assumption of certain debt, substantially all of the Company's business equipment leases and its equipment that has been subject to those leases and the assumption of approximately $12,500,000 of debt associated with such leases (the "Proposed Sale"), and to authorize the Company's chief executive officer to enter into such a transaction, or to make such modifications to the Proposed Sale, subject to applicable law, as are necessary to accomplish the sale of the Company's lease portfolio and the equipment that was and is subject to those leases. A copy of the Agreements related to the Proposed Sale is attached hereto as Exhibit A.;

      2.    To elect three (3) directors for the Company;

      3. To consider and act upon a proposal to amend the Company's 1997 Stock Option Plan to increase the number of shares issuable under the Company's 1997 Stock Option Plan;

      4. To approve a change to the Company's Certificate of Incorporation to provide for a staggered board of directors by dividing the directors of the Company into three classes, the term of office of those of the first class to expire at the next annual meeting, the second class one year thereafter, and the third class two years after the next annual meeting, and at each annual election held after such classification and election, directors will be chosen for the full term of their class of director;

      5. To approve Goldstein Golub Kessler LLP as independent auditors for the Company for the year ended December 31, 1999 and

      6. Such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

      YOUR BOARD OF DIRECTORS HAS DETERMINED THAT THE SLATE OF DIRECTORS BEING PROPOSED SHOULD BE ELECTED, AND RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR EACH OF THE PROPOSED DIRECTORS.

      YOUR BOARD OF DIRECTORS HAS DETERMINED THAT THE PROPOSED SALE IS FAIR TO AND IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS, HAS APPROVED AND ADOPTED THE PROPOSED SALE (SUBJECT TO STOCKHOLDER APPROVAL) AND RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL AND ADOPTION OF THE PROPOSED SALE. In arriving at its recommendation, the Board gave careful consideration to a number of factors, as described in the Proxy Statement, including the opinion of its financial adviser, J.P. Turner & Company ("J.P. Turner"), to the effect that the consideration to be received by the Company is fair, from a financial point of view, to the Company's stockholders. The written opinion of J.P. Turner is attached as Exhibit B to the enclosed Proxy Statement. You are urged to read the opinion in its entirety for a description of the assumptions made, the matters considered and the procedures followed by J.P. Turner.

      DETAILS OF THE PROPOSED SALE APPEAR IN THE ACCOMPANYING PROXY STATEMENT. PLEASE GIVE THIS MATERIAL YOUR CAREFUL ATTENTION.

      YOUR BOARD OF DIRECTORS HAS DETERMINED THAT THE INCREASE OF SHARES AVAILABLE UNDER THE STOCK OPTION PLAN IS IN THE BEST INTERESTS OF THE BOARD, AS IS THE INSTITUTION OF A STAGGERED BOARD OF DIRECTORS, AND RATIFICATION OF GOLDSTEIN GOLUB KESSLER LLP AS THE COMPANY's AUDITORS FOR THE YEAR ENDED DECEMBER 31, 1999.

      Election of the Directors requires a plurality of the shares of common stock, $0.01 par value per share (the "Common Stock") present in person or by proxy at the Annual Meeting and entitled to vote thereat. Approval of the amendment to the Company's Certificate of Incorporation requires the affirmative vote of a majority of the Company's issued and outstanding shares of Common Stock. Approval of the other items, except the Proposed Sale, requires the affirmative vote of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote thereat.

      Approval of the Proposed Sale requires the affirmative vote of a majority of the Company's issued and outstanding shares of Common Stock voting separately as a class, and the affirmative vote of at least a majority of the issued and outstanding shares of the Company's Series A Preferred Stock (the "Preferred Stock") voting separately as a class.

      It is important that your shares of Common Stock or Preferred Stock be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting in person, please complete, sign and date the enclosed proxy card and mail it promptly using the enclosed, pre-addressed, postage-paid, return envelope. If you attend the Annual Meeting in person, you may revoke the proxy given and vote in person if you wish, even if you have previously returned your proxy card. Your prompt attention will be greatly appreciated.

                                       Sincerely,


                                       Ronald G. Farrell
                                       Chief Executive Officer

                             YOUR VOTE IS IMPORTANT.

                       PLEASE PROMPTLY RETURN YOUR PROXY.

                            GOLF ENTERTAINMENT, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ___________, 1999

TO THE STOCKHOLDERS OF GOLF ENTERTAINMENT, INC.

      NOTICE IS HEREBY GIVEN that an Annual Meeting (the "Annual Meeting") of Stockholders of Golf Entertainment, Inc., (the "Company"), will be held at 10:00 a.m. on ___________, 1999, at 2500 Northwinds Parkway, Three Northwinds Center, Alpharetta, GA 30004. At the Annual Meeting, you will be asked:

      1. To consider and vote upon a proposal to approve and adopt a Purchase and Sale Agreement dated as of September 24, 1999 between the Company and Somerset Capital Group, Ltd., a Connecticut corporation (the ("Buyer"), by which the Company proposes to sell for $3,559,500 in cash, a Promissory Note and assumption of certain debt, substantially all of the Company's business equipment leases and the equipment that has been and is subject to those leases and the assumption of approximately $12,500,000 of debt associated with such leases (the "Proposed Sale"), and to authorize the Company's chief executive officer to enter into such a transaction, or to make such modifications to the Proposed Sale, subject to applicable law, as are necessary to accomplish the sale of the Company's lease portfolio and the equipment it has leased. A copy of the Agreements related to the Proposed Sale is attached hereto as Exhibit A.;

      2.    To elect three (3) directors for the Company;

      3. To consider and act upon a proposal to amend the Company's 1997 Stock Option Plan to increase the number of shares issuable under the Company's 1997 Stock Option Plan; and

      4. To approve a change to the Company's Certificate of Incorporation to provide for a staggered board of directors by dividing the directors of the Company into three classes, the term of office of those of the first class to expire at the next annual meeting, the second class one year thereafter, and the third class two years after the next annual meeting, and at each annual election held after such classification and election, directors will be chosen for the full term of their class of director;

      5. To approve Goldstein Golub Kessler LLP as independent auditors for the Company for the year ended December 31, 1999; and

      6. Such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

      The Board of Directors has fixed the close of business on November 15, 1999 as the record date (the "Record Date") for the determination of the holders of its Common Stock and its Series A Preferred Stock entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. Only stockholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting.. The stock transfer books will not be closed. A list of stockholders entitled to vote at the Annual Meeting will be available for examination at the offices of the Company for ten days prior to the Annual Meeting.

      EACH STOCKHOLDER IS CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. TO ASSURE REPRESENTATION AT THE ANNUAL MEETING, HOWEVER, STOCKHOLDERS ARE URGED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE PRE-PAID ENVELOPE ENCLOSED FOR THAT PURPOSE. ANY STOCKHOLDER ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAD PREVIOUSLY RETURNED A PROXY CARD.

                                       By Order of the Board of Directors


                                       Ronald G. Farrell
                                       Chief Executive Officer

Alpharetta, Georgia
November___, 1999

                            GOLF ENTERTAINMENT, INC.
                       THREE NORTHWINDS CENTER, SUITE 175
                             2500 NORTHWINDS PARKWAY
                            ALPHARETTA, GEORGIA 30004

                            -------------------------

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS

                               The Annual Meeting

TIME, DATE AND PLACE OF ANNUAL MEETING

      This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Golf Entertainment, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held at ______ E.S.T. on December ______, 1999 at 2500 Northwinds Parkway, Three Northwinds Center, Alpharetta, GA 30004, and at any meeting held upon adjournment or postponement thereof (the "Annual Meeting").

      Copies of this Proxy Statement, the attached Notice of Annual Meeting of Stockholders, and the enclosed form of proxy are first being mailed to the Company's stockholders on or about ___________, 1999.

PURPOSE OF THE ANNUAL MEETING; RECOMMENDATION OF THE BOARD OF DIRECTORS

      At the Annual Meeting, holders of the Company's common stock, $0.01 par value per share (the "Common Stock") will elect directors for the Company to serve until the next annual meeting and until their successors have been duly elected and qualified. The holders of Common Stock will also vote on the increase of shares available pursuant to the Company's 1997 Stock Option Plan, the institution of staggered terms for the board of directors, and the ratification of independent auditors.

      Also, the holders of the Company's Common Stock, voting as a class, and holders of the Company's Class A Preferred Stock (the "Preferred Stock") voting as a class, will consider and vote upon a proposal to approve and adopt the Purchase and Sale Agreement dated as of September 24, 1999 and attendant documents (the "Agreements") between the Company and Somerset Capital Group, Ltd., a Connecticut corporation (the "Buyer") by which the Company proposes to sell (the "Proposed Sale") for up to $3,559,500 in cash, a Promissory Note and assumption of debt, the business equipment leases of the Company (the "Lease Portfolio") and the equipment that is now, and has been subject to such leases, and the assumption of approximately $12,500,000 of debt associated with such leases.

      IF THE PROPOSED SALE IS APPROVED AND COMPLETED, THE COMPANY WILL NO LONGER BE IN THE BUSINESS OF LEASING EQUIPMENT. IF THAT OCCURS, THE COMPANY EXPECTS TO CONTINUE TO PURSUE THE BUSINESS OF OWNING AND MANAGING GOLF ENTERTAINMENT FACILITIES. IF THE PROPOSED SALE IS NOT APPROVED, THE COMPANY EXPECTS TO SEARCH FOR OTHER PURCHASERS FOR THE COMPANY'S LEASE BUSINESS, OR LIQUIDATE THAT LINE OF BUSINESS.

      The Stockholders will also be asked to approve allowing the chief executive officer of the Company to have discretion to alter the terms of the Proposed Sale if, in his discretion, such changes would be necessary to accomplish the sale of the Lease Portfolio. If the Proposed Sale is approved, Excel Bank, N.A. and Finova Capital Corporation (collectively, the "Lenders") have agreed to simultaneously release the Company from certain guarantees that the Company has previously give to those two Lenders for their loans to LEC Leasing, Inc. and another subsidiary of the Company. A copy of the Agreements, has been attached as Exhibit A to this Proxy Statement.

      Pursuant to the applicable provisions of the Delaware General Corporation Law (the "DGCL"), the Company is required to obtain the affirmative vote of a majority of the outstanding shares of Common Stock prior to the Proposed Sale. The Company must also obtain approval by a majority of shares of Preferred Stock outstanding. The Company expects to continue to engage in its golf entertainment line of business, assuming the Proposed Sale is completed.

1. THE BOARD OF DIRECTORS HAS APPROVED THE PROPOSED SALE (SUBJECT TO STOCKHOLDER APPROVAL) AND RECOMMENDS A VOTE FOR THE PROPOSED SALE.

2. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE DIRECTORS NOMINATED.

3. THE BOARD OF DIRECTORS HAS APPROVED THE INCREASE IN THE NUMBER OF SHARES ISSUABLE PURSUANT TO THE COMPANY'S 1997 STOCK OPTION PLAN AND RECOMMENDS A VOTE FOR THAT PROPOSAL.

4. THE BOARD OF DIRECTORS HAS APPROVED THE INSTITUTION OF STAGGERED TERMS FOR THE DIRECTORS, AND RECOMMENDS A VOTE FOR THAT PROPOSAL.

5. THE BOARD OF DIRECTORS HAS APPROVED GOLDSTEIN GOLUB KESSLER LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR ENDED DECEMBER 31, 1999, AND RECOMMENDS A VOTE FOR THAT PROPOSAL.

RECORD DATE AND OUTSTANDING SHARES

      The Board of Directors of the Company has fixed the close of business on November 15, 1999 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and vote at, the Annual Meeting or any adjournment thereof. Accordingly, only holders of record of the Company's Common Stock and Preferred Stock at the close of business on the Record Date will be entitled to vote at the Annual Meeting, either by proxy or in person. As of the Record Date, there were approximately 200 holders of record of the Common Stock of the Company and approximately 27 holders of record of the Preferred Stock of the Company, and 2,641,711 shares of Common Stock and 228,516 shares of the Preferred Stock were issued and outstanding.

INTENTIONS AND AGREEMENT TO VOTE

      The members of the Board of Directors of the Company, who beneficially hold or have been granted proxies to vote an aggregate of 45.4% of the outstanding shares of Common Stock of the Company, have agreed to vote their shares for the election of each of the Directors nominated, and for the Proposed Sale, and for the other Proposals. As of the Record Date, the total number of shares of Common Stock which the Directors have indicated their intention to vote equal 1,198,443 shares of Common Stock. In addition, certain members of management of the Company holding an additional 44,000 shares of Common Stock (1.7%) have indicated their intention to vote their shares for the election of the nominated Directors and for the Proposed Sale and the Agreements, and for each of the other Proposals. Accordingly, approval of the election of the nominated Directors and approval of the Proposed Sale by the Company's stockholders and approval of each of the other Proposals is likely. See "Ownership of Common Stock by Management."

QUORUM AND VOTING OF PROXIES; REVOCATION

      The presence at the Annual Meeting, in person or by proxy of the holders of a majority of the Company's aggregate shares of issued and outstanding Common Stock on the Record Date will constitute a quorum at the Annual Meeting. Shares of Common Stock and Preferred Stock which are represented by properly executed proxy cards received by the Company at or prior to the Annual Meeting, and not duly and timely revoked, will be voted according to the instructions indicated on the proxy card. Unless contrary instructions are given, the proxies will be voted FOR the election of all nominees named on this Proxy Statement and FOR the Proposed Sale and FOR approval of each of the other Proposals set forth in the Notice of Meeting.

      Any holder of Common Stock or Preferred Stock has the power to revoke his or her proxy at any time before it is voted at the Annual Meeting by delivering a written notice of revocation to the Secretary of the Company, by a duly executed proxy bearing a later date, or by voting by ballot at the Annual Meeting.

      Shares represented by proxies that reflect abstentions or include "broker non-votes" will be treated as shares that are present and entitled to vote for purposes of determining the presence or absence of a quorum. In the event that a quorum is not present at the Annual Meeting, it is expected that the meeting will be adjourned or postponed to solicit additional proxies. The persons named as proxies with respect to the Annual Meeting may propose and vote for one or more adjournments of the Annual Meeting to permit further solicitation of proxies in favor of the proposals.

VOTING RIGHTS

      Each share of Common Stock is entitled to one vote on each matter to be acted upon or which may properly come before the Annual Meeting. Each share of Preferred Stock is entitled to one vote on the Proposed Sale, which is one of the Proposals being considered at the Annual Meeting. The shares of Preferred Stock are considered separately, as a class for purposes of obtaining approval by a majority of holders of the Preferred Stock to approve and adopt the Proposed Sale.

VOTE REQUIRED

      Directors are elected by a plurality of the shares of Common Stock present in person or by Proxy and entitled to vote. Only those votes actually cast will be counted for the purpose of determining whether a particular nominee received sufficient votes to be elected. Accordingly, abstentions and broker non-votes, which occur when a broker submits a Proxy card without exercising discretionary voting authority on a non-routine matter, will not be included in vote totals and will not be considered in determining the outcome of the vote.

      The affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock and Preferred Stock on the Record Date, voting separately in separate classes, is required to approve the Proposed Sale. This will require the affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock on the Record Date, voting as a class, and a majority of the issued and outstanding shares of Preferred Stock on the Record Date, voting as a class. Abstentions and "broker non-votes" will have the effect of votes against approval of the Proposed Sale. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

      Approval of the Proposal that amends the Certificate of Incorporation to implement a staggered board of directors requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock, whether or not such shares are voted at the Annual Meeting. The Proposals amending the 1997 Stock Option Plan and ratifying the selection of the independent auditors requires the affirmative vote of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote on that Proposal. Abstentions will be counted in determining the minimum number of votes required for approval and will, therefore, have the effect of negative votes. Broker non-votes will not be counted as votes for or against approval of any other Proposal.

NO DISSENTERS' RIGHTS

      Stockholders of the Company who do not approve of the Proposed Sale are not entitled to appraisal or any other rights with respect to the Proposed Sale under Delaware law or the Company's Restated Certificate of Incorporation or Bylaws.

PROXY SOLICITATION AND EXPENSES

      The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. All expenses of this solicitation, including the cost of preparing, assembling, and mailing this proxy soliciting material and Notice of Annual Meeting of Stockholders, will be paid by the Company. Additional solicitation of holders of Common Stock or Preferred Stock by mail, telephone, facsimile or by personal solicitation may be done by directors, officers and regular employees of the Company, for which they will receive no additional compensation. Brokerage houses and other nominees, fiduciaries and custodians nominally holding shares of Common Stock and Preferred Stock as of the Record Date will be requested to forward proxy soliciting material to the beneficial owners of such shares, and will be reimbursed by the Company for their reasonable out-of-pocket expenses.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

OWNERSHIP OF COMMON STOCK BY MANAGEMENT

      The following table sets forth, as of October 15, 1999, certain information concerning those persons known to the Company, based on information obtained from such persons, with respect to the beneficial ownership (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934) of shares (the "Common Stock") of common stock, $0.01 par value, of the Company by
(i) each person known by the Company to be the owner of more than 5% of the outstanding Common Stock, (ii) each Director of the Company and the nominee for Director, (iii) each executive officer of the Company earning more than $100,000 during the year ended December 31, 1998 and (iv) all executive officers and Directors as a group:

                                   Amount and Nature
      Name and Address of         of Beneficial Own-       Percentage of
      Beneficial Owner (1)            ership (2)             Class (3)
      --------------------        ------------------       -------------

      LEC Acquisition LLC            749,599 (4)               28.4%

      Ronald G. Farrell              200,000 (5)               7.6%

      William J. Vargas               46,500 (6)               1.8%

      Larry M. Segall                 78,844 (7)               3.0%

      Derrick Ashcroft                58,650 (8)               2.2%

      Richard Falcone                 33,500 (9)               1.3%

      John Chiste                    _______                  ____

      Snow, Becker, Krauss, LLC      135,000 (10)              5.1%

      All Directors and
      Executive Officers
      as a Group (6 persons)         417,494                  14.3%


<F1> The address for all individuals identified herein is 2500 Northwinds
Parkway, Three Northwinds Center # 175, Alpharetta, Georgia 30004.

<F2> Unless otherwise noted, the Company believes that all persons named in the table have sole investment power with respect to all shares of common stock beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon the exercise of warrants or options or upon the conversion of convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options or warrants or shares of Series A Convertible Preferred Stock that are held by such person (but not those held by any other person) and which are exercisable or convertible within 60 days from the date hereof have been exercised or converted.

<F3> Based on 2,641,711 shares of Common Stock outstanding as of October 15,
1999.

<F4> The Company has granted LEC Acquisition LLC a warrant to purchase 6%
Convertible Debentures of the Company in the principal amount of $1,429,170 which are convertible into shares of Common Stock. LEC Acquisition LLC has purchased 500,000 shares pursuant to such convertible debentures. The number of shares of Common Stock reflected in the Table does not include the remaining 4,263,901 shares which are issuable to holders of 6% Convertible Debentures upon conversion. Mr. Farrell, as the managing partner of LEC Acquisition LLC, exercises voting control over shares held by LEC Acquisition LLC. Additionally, pursuant to the terms of the operating agreement of the LLC, RGF Investments, Inc., a member of the LLC, will receive and Mr. Farrell may receive shares of Common Stock at such time as the LLC distributes shares of Common Stock to its members. Mr. Farrell has disclaimed beneficial ownership of shares owned by LEC Acquisition, LLC.

<F5> Includes options to purchase 200,000 shares of Common Stock granted to Mr.
Farrell which are currently exercisable.

<F6> Includes options to purchase 2,500 shares of Common Stock granted to Mr.
Vargas which are currently exercisable.

<F7> Includes options to purchase 25,000 shares of Common Stock granted to Mr.
Segall which are currently exercisable.

<F8> Includes options to purchase 25,000 shares of Common Stock granted to Mr.
Ashcroft which are currently exercisable. Mr. Ashcroft has not been renominated as a director of the Company. However, he will remain a director through the end of the Annual Meeting.

<F9> Includes options to purchase 30,000 shares of Common Stock granted to Mr.
Falcone which are currently exercisable. Mr. Falcone has not been renominated as a director of the Company. However, he will remain a director through the end of the Annual Meeting.

<F10> The Company has been informed that Snow Becker Krauss PC has granted a proxy to Mr. Farrell to vote such shares through July 7, 2000.

                       ACTIONS TO BE TAKEN AT THE MEETING

PROPOSAL 1

      THE BOARD OF DIRECTORS HAS APPROVED AND RECOMMENDS THAT THE HOLDERS OF COMMON STOCK AND PREFERRED STOCK ADOPT AND APPROVE THE SALE OF THE LEASE PORTFOLIO AND RELATED EQUIPMENT PURSUANT TO THE PURCHASE AND SALE AGREEMENT, AND TO ALLOW THE CHIEF EXECUTIVE OFFICER DISCRETION TO ALTER OR AMEND THE TERMS, AS PERMITTED BY LAW.

                                THE PROPOSED SALE

GENERAL

      On September 24, 1999, the Company and Somerset Capital Group, Ltd., a corporation organized under the laws of the State of Connecticut (the "Buyer") entered into a Purchase and Sale Agreement (the "Purchase Agreement") for the sale to Buyer of substantially all of the Company's leases of business equipment (the "Lease Portfolio"), the business equipment which is subject to those leases and certain other business equipment (collectively, the "Purchased Assets"). The purchase price is $3,559,500, consisting of cash in the amount of $524,500, which will be paid at Closing, a promissory note in the amount of $400,000, the assumption of certain recourse debt, and the assumption or repayment of the outstanding indebtedness owed to Excel Bank, N.A. and Finova Capital Corporation (the "Lenders") up to a maximum amount of $2,635,000. The Buyer will also assume all non-recourse debt (approximately $12,500,000) which encumbers the Leases and Equipment. The purchase price may be reduced by the extent that the Company takes in new revenue from June 30, 1999 from leases that were not specifically excluded, and to the extent that revenue from June 30, 1999 from certain recurring sources exceeds the sum of $55,000 per month for two months, and fully for the months thereafter.

      In addition, on September 24, 1999, the Company engaged the Buyer as the managing agent of the Purchased Assets. See MANAGEMENT AGREEMENT below for a further description of that agreement.

      Also, on September 24, 1999, the Company entered into an agreement with the Buyer whereby the Buyer will assist the Company in disposing of certain leases of equipment to Net Grocer, Inc. in exchange for 25% of the proceeds from such sale. The Buyer has also agreed that, to the extent the proceeds of such sale are insufficient to payoff amounts owed with respect to such leases, the Buyer will pay 25% of such deficiency, up to $75,000. See AGREEMENT WITH RESPECT TO NET GROCER LEASES below for a further description of that agreement.

      If the Proposed Sale is completed, the Company will cease its equipment leasing business.

THE BUYER

      The Buyer is Somerset Capital Group, Ltd., based in Bridgeport, Connecticut. The Buyer is in the business of leasing business equipment, and it, or its affiliates, have been in that business for 10 years. The Buyer told the Company that it currently owns or manages on behalf of third parties, equipment with an original cost in excess of $125,000,000.

      Prior to entering into the Agreements, there were no contracts or other arrangements between the Company and the Buyer. No officer or director of the Buyer is an officer or director or employee of the Company or any of its subsidiaries and no officer or director of the Company is or will be after completion of the Proposed Sale an officer, director or employee of Buyer.

ESTIMATED USE OF PROCEEDS

      The net proceeds to the Company from the Proposed Sale, after paying legal, accounting and other expenses associated with the Proposed Sale, are expected to be approximately $200,000 in cash and the $400,000 promissory note. The actual or net proceeds derived from the Proposed Sale may be more or less than this amount. The net proceeds will be used for general corporate purposes, including funding a certificate of deposit to Excel Bank, N.A. as collateral for certain recourse debt not being assumed by the Buyer.

IF THE PROPOSED SALE IS NOT APPROVED

      If the Proposed Sale is not approved, the actions of the Company are expected to be limited by, among other things, the actions of the Lenders or the Company's other creditors. While the directors of the Company have not determined what actions the Company would take if the Proposed Sale is not approved, alternatives for the Company would include continuing its efforts to sell its Lease Portfolio, subcontracting the management of the Lease Portfolio to a third party, or ceasing business activities and liquidating the Leases in the Lease Portfolio and disposing of the equipment associated with the Lease Portfolio. There is no assurance that the Company will be able to consummate a disposition transaction with another buyer or that the Company will be able to consummate an agreement with a third party to manage the Lease Portfolio. In the interim, however, the Company will be delayed in fully implementing its golf entertainment line of business.

                                   THE COMPANY

EQUIPMENT LEASING AND RESALE BUSINESS SUBJECT TO THE PROPOSED SALE.

      The Company is in the process of entering the business of owning and operating golf entertainment facilities. Mr. Ronald G. Farrell introduced in late 1998 a plan to re-orient the Company from its existing equipment leasing business to one that owns and operates golf courses. On February 17, 1999, the stockholders of the Company approved the issuance of convertible debentures to an investment company managed by Mr. Farrell, as well as the change of the Company's name to Golf Entertainment, Inc. from LEC Technologies, Inc.

      The Company's existing, and traditional, line of business has been leasing business equipment. The equipment generally has been midrange computer systems, telecommunications systems, system peripherals (terminals, printers, communications controllers, etc.) and point-of-sale systems. The Company has provided customers with technical, financial and product alternatives, of various hardware platforms or manufacturers, and has assisted customers with equipment upgrades or selling used equipment.

      The Company's business has been diversified by customer, customer type, equipment type, equipment manufacturer, and geographic location of its customers and subsidiaries. The Company's customers have included "Fortune 1000" corporations or companies of similar size as well as smaller corporations. A significant portion of the Company's business has been with long-term, repeat customers. Three customers of the Company, Tiffany & Co., Bed, Bath & Beyond and The Hertz Corporation, respectively, accounted for approximately 17.2%, 7.6%, and 2.3% of consolidated revenues for the year ended December 31, 1998, 15.0%, 9.2% and 3.7% of consolidated revenues for the year ended December 31, 1997 and 25.0%, 12.8% and 7.4% of consolidated revenues for the year ended December 31, 1996.

      Unfortunately, the Company's business has not been profitable. For example, the Company lost $3,202,265 in the year ended December 31, 1998, recorded net income of $329,000 in the year ended December 31, 1997, and had a loss of $1,398,316 in the year ended December 31, 1996. (See "SELECTED FINANCIAL DATA" herein). The losses have generally been caused by the Company's inability to obtain sufficient capital needed to make the required equity investment in a sufficient number of leases to achieve profitability, and acquisitions that have not contributed to the Company's profitability. The Company could not foresee being able to prevent future losses in the lease business.

PRIOR HISTORY OF THE COMPANY

      The Company was founded in 1980 under the name TJ Computer Services, Inc. ("TJ CS").

In 1989, all of the outstanding common stock of TJ CS was acquired by Harrison Development, Inc., an inactive public corporation organized in Colorado, which then changed its name to TJ Systems Corporation. In October 1991, the Company reincorporated in the State of Delaware and in June 1995 changed its name to Leasing Edge Corporation. In March 1997, the Company's stockholders approved a change in the Company's name to LEC Technologies, Inc. to more accurately reflect the evolving nature of the Company's business. In February 1999, the Company's stockholders approved a change in the Company's name to Golf Entertainment, Inc. to reflect the re-orientation of the Company. The Company's principal address is currently 2500 Northwinds Parkway, Three Northwinds Center, Suite 175, Alpharetta, Georgia 30004 and its telephone number is (770) 667-9890.

GOLF ENTERTAINMENT BUSINESS.

      The Company is proceeding with its announced intention to become involved in the golf entertainment business by purchasing or leasing existing golf facilities, and then enhancing value by adding amenities and improving management and operating systems.

      Golf Entertainment plans to develop new golf recreational facilities, and may acquire other golf related businesses. Facilities will be centered around a driving range and will provide a variety of golf practice areas for pitching, putting, chipping and sand play, and will be user-friendly for all levels of golfer and will appeal to the entire family. The driving range may permit night play and limited year round use. Each facility will offer instructional programs for men, women and juniors, and will be staffed with professional instructors. Most facilities will include a clubhouse that will house a full line pro shop and a snack bar, a miniature golf course(s) and batting cages. Where feasible, the facilities will include par-3 or executive-length (shorter than a regulation-length) golf courses. Golf Entertainment's revenues will be derived from selling balls to be used on the driving range, charging for rounds of miniature golf, charging for the use of the batting cages, selling golf equipment, golf apparel and related accessories through the pro shop, fees for instructional programs and from food and beverage sales. Golf Entertainment will seek to realize economies of scale at its facilities through centralized management information systems, accounting, cash management and purchasing programs. Golf Entertainment intends to purchase products from a number of suppliers, including Karsts Manufacturing Company (Ping), Tommy Armor Golf, Cobra Golf Company, Inc., Masan Golf Company, Callahan Golf Company, Titlest and Foot Joy.

      Golf Entertainment also may seek long-term management contracts to operate golf courses and golf related facilities.

STOCK MARKET PERFORMANCE

      The following table sets forth the high and low closing sales prices per share of the Company's Common Stock on the NASDAQ Stock Market's Small Cap Market for the quarterly periods presented. The quotations were retroactively adjusted to reflect the one-for-four reverse stock split that became effective on September 15, 1998. The Company has not paid cash dividends on shares of its Common Stock.

                          1999              1998              1997

Fiscal Quarter          High  Low         High  Low         High  Low
--------------          ----  ---         ----  ---         ----  ---

First Quarter           1.19  0.69        3.63  1.88        5.00  3.52
Second Quarter          2.00  0.69        4.25  2.13        6.00  2.52
Third Quarter           0.97  0.75        2.00  0.63        5.76  3.00
Fourth Quarter            --    --        1.69  0.53        4.76  2.36

All figures in Dollars per share.

      The Proposed Sale was publicly announced on September 28 , 1999. The closing sales price on the business day before that announcement was $0.8125.

                            SELECTED FINANCIAL DATA

      The following financial information is derived from the consolidated financial statements of the Company and its wholly owned subsidiaries for the periods indicated and should be read together with the financial statements and notes thereto contained in the Company's Report on Form 10-K, which is part of the Company's Annual Report to Shareholders. The information set forth in the following table should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operation" appearing in the Company's Report on Form 10-K. All per share data has been retroactively adjusted to reflect the one-for-four reverse stock split which became effective on September 15, 1998 and the one-for-eight reverse stock split which became effective on February 24, 1994.

For the Year Ended December 31, and the six months ended June 30, 1999 (In thousands, except per share data)

                       Six Months
                       Ended 1999  1998        1997       1996        1995        1994
                       ----------  ----        ----       ----        ----        ----
Revenues               $  2,990    $ 30,623    $ 30,715   $ 21,237    $ 18,150    $ 19,768
Net income(loss)           (744)     (3,202)        330     (1,398)        201      (4,129)
Net income(loss) per
  common share            (0.45)      (2.63)       0.09      (1.80)      (0.04)     (12.48)
Total assets             22,441      26,381      29,074     27,687      27,285      30,832
Discounted lease
  rentals                13,498      15,450      15,906     14,809      16,260      20,718
Total liabilities        20,364      23,929      23,595     22,449      21,410      26.630
Total stockholders'
  equity                  2,077       2,452       5,478      5,238       5,875       4,202

      For other Financial Data on the Company, please see the Company's Report on Form 10K.

                            PRO FORMA FINANCIAL DATA

PRO FORMA CONSOLIDATED SELECTED FINANCIAL DATA

      The following unaudited pro forma consolidated selected financial data for the three years ended December 31, 1998 were derived from the consolidated financial statements of the Company and its wholly owned subsidiaries for the periods indicated, adjusted to give pro forma effect to the Proposed Sale as if the transaction had occurred at the beginning of each period presented. All per share data has been retroactively adjusted to reflect the one-for-four reverse stock split which became effective on September 15, 1998. This pro forma consolidated selected financial data should be read in conjunction with the description of the Proposed Sale contained in this Proxy Statement and the pro forma financial data appearing elsewhere herein and the Company's consolidated financial statements included in the Company's Report on Form 10-K, submitted as part of the Company's Annual Report.

GOLF ENTERTAINMENT, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED SELECTED FINANCIAL DATA

For the Year Ended December 31,
(In thousands, except per share data)

                                                 1998        1997         1996
                                                 ----        ----         ----

Revenues                                         18,316      17,647       7,044
(Loss) from continuing operations                (3,339)       (591)       (454)
(Loss) from continuing operations per
   common share                                   (2.74)      (0.70)      (0.75)
Total assets                                      6,294       9,252       8,494
Discounted lease rentals                            678         116           0
Total liabilities                                 5,105       5,037       4,519
Total stockholders' equity                        1,189       4,215       3,975

COMPARATIVE PER SHARE DATA

      The following table reflects the historical net income (loss) per share from continuing operations in comparison with the pro forma net income (loss) per share from continuing operations after giving effect to the Proposed Sale. This pro forma consolidated selected financial data should be read in conjunction with the description of the Proposed Sale contained in this Proxy Statement and the pro forma financial data appearing elsewhere herein and the Company's consolidated financial statements included in the Company's Report on Form 10-K, submitted as part of the Company's Annual Report.

GOLF ENTERTAINMENT, INC. AND SUBSIDIARIES
PRO FORMA COMPARATIVE PER SHARE DATA

                                                  1998        1997        1996
                                                  ----        ----        ----

Net Income (loss) per share:
   Pro forma - basic and diluted                 (2.74)      (0.70)       (0.75)
   Historical - basic                            (2.63)       0.09        (1.80)
   Historical - diluted                          (2.63)       0.08        (1.80)

PRO FORMA FINANCIAL DATA

      The following unaudited pro forma consolidated balance sheet as of June 30, 1999 reflects the historical accounts of the Company as of that date, adjusted to give pro forma effect to the Proposed Sale as if the transaction had occurred as of June 30, 1999.

      The following unaudited pro forma consolidated statements of operations for the six months ended June 30, 1999 and for the three fiscal years ended December 31, 1998 reflect the historical accounts of the Company for those periods, adjusted to give pro forma effect to the Proposed Sale as if the transaction had occurred at the beginning of each period presented.

      This pro forma consolidated financial data and accompanying notes should be read in conjunction with the description of the Proposed Sale contained in this Proxy Statement and the pro forma financial data appearing elsewhere herein and the Company's consolidated financial statements included in the Company's Report on Form 10-K, submitted as part of the Company's Annual Report.

      The Company believes that the assumptions used in the following statements provide a reasonable basis on which to present the pro forma data. The pro forma financial data is provided FOR INFORMATIONAL PURPOSES ONLY and should not be construed as indicative of the Company's financial condition or results of operations had the Proposed Sale been consummated on the dates assumed and are not intended to project the Company's financial condition on any future date or results of operations for any future period.

      The information contained herein was not prepared with a view toward compliance with the published guidelines of the SEC or the American Institute of Certified Public Accountants regarding forward-looking information or generally accepted accounting principles and was not examined, reviewed or compiled by independent public accountants and, accordingly, the independent public accountants do not express an opinion or any other form of assurance with respect thereto. This section contains "forward looking statements" within the meaning of the PSLRA.

GOLF ENTERTAINMENT, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

                                                             As of June 30, 1999
                                                 -------------------------------------------
                                                                  Pro Forma
                                                  Historical     Adjustments       Pro Forma
                                                 ----------      -----------       ---------
ASSETS:
   Cash                                             246,615          269,361 (2)     515,976
   Cash - restricted                                      0           75,000 (2)      75,000
   Receivables - net of allowance
     for doubtful accounts of
     $304,367 at June 30, 1999                      584,625                          584,625
   Notes and accounts receivable
     - other                                        249,833                          249,833
   Note receivable - Somerset
     Capital Group                                        0          400,000 (2)     400,000
   Inventory, net of reserve of
     $940,868 at June 30, 1999                    1,574,916                        1,574,916
   Leased assets:
     Operating leases, net                       10,492,615      (10,492,615)(1)           0
     Sales-type and direct financing
       leases                                     7,968,162       (7,445,825)(1)     522,337
   Furniture and equipment - net of
     accumulated depreciation of
     $481,832 at June 30, 1999                      911,510                          911,510
   Other assets                                     412,288         (219,380)(1)     192,908
                                                 ----------      -----------       ---------

TOTAL ASSETS                                     22,440,564      (17,413,459)      5,027,105
                                                 ==========      ===========       =========

GOLF ENTERTAINMENT, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

                                                             As of June 30, 1999
                                                 --------------------------------------------
                                                                  Pro Forma
                                                  Historical     Adjustments        Pro Forma
                                                 ----------      -----------       ----------
LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES:
   Accounts payable                                2,612,963                        2,612,963
   Accrued liabilities                               430,654        (364,067)(1)       66,587
   Notes payable and lines of credit               3,698,573      (2,815,139)(1)      883,434
   Nonrecourse and recourse discounted
     lease rentals                                13,498,144     (12,970,802)(1)      527,342
   Other liabilities                                 123,506                          123,506
                                                 -----------     -----------      -----------

       TOTAL LIABILITIES                          20,363,840     (16,150,008)       4,213,832
                                                 -----------     -----------      -----------

STOCKHOLDERS' EQUITY:
   Series A convertible preferred stock,
     $.01 par value; 1,000,000 shares
     authorized, 380,000 shares issued;
     229,016 shares outstanding                        2,290                            2,290
   Common stock, $.01 par value;
     25,000,000 shares authorized,
     2,641,492 shares issued and
     outstanding at June 30, 1999                     26,415                           26,415
   Additional paid-in capital                     10,711,004                       10,711,004
   Accumulated deficit                            (8,662,985)     (1,263,451)(3)   (9,926,436)
                                                 -----------     -----------      -----------

       TOTAL SHAREHOLDERS' EQUITY                  2,076,724      (1,263,451)         813,273
                                                 -----------     -----------      -----------

       TOTAL LIABILITIES AND
         STOCKHOLDERS' EQUITY                     22,440,564     (17,413,459)       5,027,105
                                                 ===========     ===========      ===========

                   Notes to Unaudited Pro Forma Balance Sheet

(1) To reflect the elimination of assets and liabilities relating to and resulting from the Proposed Sale of LEC Leasing, Inc.'s lease portfolio.

(2) To reflect the net proceeds resulting from and related to the Proposed Sale of LEC Leasing, Inc.'s lease portfolio, calculated as follows:

      Gross proceeds from sale of net assets                  $ 3,559,500

      Repayment of secured senior indebtedness                 (2,815,139)
                                                              -----------

      Net proceeds from sale                                      744,361
                                                              -----------

      Promissory note                                         $   400,000

      Restricted cash                                              75,000

      Cash                                                        269,361
                                                              -----------

      Net proceeds from sale                                  $   744,361
                                                              -----------

(3) To reflect the estimated loss for financial statement purposes resulting from the Proposed Sale calculated as follows:

      Gross proceeds from sale of net assets                  $ 3,559,500

      Netbook value of assets and liabilities
        related to and resulting from the Proposed
        Sale of LEC Leasing, Inc.'s lease Portfolio            (4,822,951)
                                                              -----------

      Estimated loss on sale                                  $(1,263,451)
                                                              -----------

(4) Due to the Company's historical operating losses, the Company has not reflected a tax benefit related to the estimated loss on sale.

GOLF ENTERTAINMENT, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED
   STATEMENT OF OPERATIONS

                                                 Year Ended December 31, 1996
                                         --------------------------------------------
                                                         Pro Forma
                                          Historical    Adjustments        Pro Forma
                                         -----------    -----------       -----------
Revenues:
    Operating leases                       9,694,905     (9,694,905)(1)            --
    Sales-type leases                      2,721,483     (2,721,483)(1)            --
    Finance income                           285,121       (285,121)(1)            --
    Direct sales                           1,137,686     (1,137,686)(1)            --
    Other                                    339,385       (339,385)(1)
                                         -----------    -----------       -----------
Total revenues from leasing operations    14,178,580    (14,178,580)               --

Distribution sales                         7,038,154              0         7,038,154
Other                                         20,666        (15,076)(1)         5,590

                                         -----------    -----------       -----------
    Total revenues                        21,237,400    (14,193,656)        7,043,744
                                         -----------    -----------       -----------

Costs and expenses:
    Operating leases                       6,881,020     (6,881,020)(1)            --
    Sales-type leases                      2,101,426     (2,101,426)(1)            --
    Interest expense                       1,325,444     (1,325,444)(1)            --
    Direct sales                           1,224,406     (1,224,406)(1)            --
    Write-down of inventory and
      residual values                      1,099,089     (1,099,089)(1)            --
                                         -----------    -----------       -----------
Total costs from leasing operations       12,631,385    (12,631,385)               --

Distribution cost of sales                 6,190,582              0         6,190,582
S,G & A expenses                           3,416,093     (2,179,690)(1)     1,236,403
Interest expense                             397,656       (326,493)(2)        71,163
                                         -----------    -----------       -----------

    Total costs and expenses              22,635,716    (15,137,568)        7,498,148
                                         -----------    -----------       -----------

Net income (loss)                         (1,398,316)       943,912          (454,404)
                                         ===========    ===========       ===========

GOLF ENTERTAINMENT, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED
   STATEMENT OF OPERATIONS

                                                Year Ended December 31, 1997
                                         -------------------------------------------
                                                        Pro Forma
                                          Historical   Adjustments        Pro Forma
                                         -----------   -----------       -----------
Revenues:
    Operating leases                       8,618,861    (8,618,861)(1)            --
    Sales-type leases                      2,108,977    (2,108,977)(1)            --
    Finance income                           475,140      (475,140)(1)            --
    Direct sales                           1,882,638    (1,882,638)(1)            --
    Other                                         --
                                         -----------   -----------       -----------
Total revenues from leasing operations    13,085,616   (13,085,616)               --

Distribution sales                        17,612,586             0        17,612,586
Other                                         16,422             0            16,422

                                         -----------   -----------       -----------
    Total revenues                        30,714,624   (13,085,616)       17,629,008
                                         -----------   -----------       -----------

Costs and expenses:
    Operating leases                       5,641,067    (5,641,067)(1)            --
    Sales-type leases                      1,685,134    (1,685,134)(1)            --
    Interest expense                       1,326,894    (1,326,894)(1)            --
    Direct sales                           1,806,939    (1,806,939)(1)            --
    Write-down of inventory and
      residual values                         75,331       (75,331)(1)            --
                                         -----------   -----------       -----------
Total costs from leasing operations       10,535,365   (10,535,365)               --

Distribution cost of sales                14,686,695             0        14,686,695
S,G & A expenses                           4,549,586    (1,167,313)(1)     3,382,273
Interest expense                             613,447      (448,659)(2)       164,788
                                         -----------   -----------       -----------

    Total costs and expenses              30,385,093   (12,151,337)       18,233,756
                                         -----------   -----------       -----------

Net income (loss)                            329,531      (934,279)         (604,748)
                                         ===========   ===========       ===========

GOLF ENTERTAINMENT, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED
   STATEMENT OF OPERATIONS

                                                Year Ended December 31, 1998
                                         --------------------------------------------
                                                         Pro Forma
                                          Historical    Adjustments        Pro Forma
                                         -----------    -----------       -----------
Revenues:
    Operating leases                       6,869,524     (6,869,524)(1)            --
    Sales-type leases                      3,388,533     (3,388,533)(1)            --
    Finance income                           792,499       (792,499)(1)            --
    Direct sales                           1,350,945     (1,350,945)(1)            --
    Other                                         --
                                         -----------    -----------       -----------
Total revenues from leasing operations    12,401,501    (12,401,501)               --

Distribution sales                        18,214,475              0        18,214,475
Other                                          7,040              0             7,040

                                         -----------    -----------       -----------
    Total revenues                        30,623,016    (12,401,501)       18,221,515
                                         -----------    -----------       -----------

Costs and expenses:
    Operating leases                       4,473,301     (4,473,301)(1)            --
    Sales-type leases                      1,947,882     (1,947,882)(1)            --
    Interest expense                       1,341,652     (1,341,652)(1)            --
    Direct sales                           1,479,925     (1,479,925)(1)            --
    Write-down of inventory and
       residual values                     1,205,029     (1,205,029)(1)            --
                                         -----------    -----------       -----------
Total costs from leasing operations       10,447,789    (10,447,789)               --

Distribution cost of sales                15,330,762              0        15,330,762
S,G & A expenses                           7,206,266     (1,348,716)(1)     5,857,550
Interest expense                             840,464       (430,425)(2)       410,039
                                         -----------    -----------       -----------

    Total costs and expenses              33,825,281    (12,226,930)       21,598,351
                                         -----------    -----------       -----------

Net income (loss)                         (3,202,265)      (174,571)       (3,376,836)
                                         ===========    ===========       ===========

GOLF ENTERTAINMENT, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED
   STATEMENT OF OPERATIONS

                                               Six Months Ended June 30, 1999
                                         ------------------------------------------
                                                        Pro Forma
                                         Historical    Adjustments       Pro Forma
                                         ----------    -----------       ----------
Revenues:
     Operating leases                     2,990,097    (2,990,097)(1)           --
     Sales-type leases                      303,712      (303,712)(1)           --
     Finance income                         490,579      (490,579)(1)           --
     Direct sales                           135,317      (135,317)(1)           --
     Other                                       --             0
                                         ----------    ----------       ----------
Total revenues from leasing operations    3,919,705    (3,919,705)              --

Distribution sales                        1,327,113             0        1,327,113
Golf operations                             125,676                        125,676
Other                                        (1,555)                        (1,555)
                                         ----------    ----------       ----------
     Total revenues                       5,370,939    (3,919,705)       1,451,234
                                         ----------    ----------       ----------

Costs and expenses:
     Operating leases                     1,599,700    (1,599,700)(1)           --
     Sales-type leases                      193,160      (193,160)(1)           --
     Interest expense                       626,577      (626,577)(1)           --
     Direct sales                           136,285      (136,285)(1)           --
     Write-down of inventory and
       residual values                           --             0               --
                                         ----------    ----------       ----------
Total costs from leasing operations       2,555,722    (2,555,722)              --

Distribution cost of sales                1,308,043             0        1,308,043
Golf operations                              22,069                         22,069
S,G & A expenses                          1,971,429      (713,964)(1)    1,257,465
Interest expense                            257,664      (241,725)(2)       15,939
                                         ----------    ----------       ----------

     Total costs and expenses             6,114,927    (3,511,411)       2,603,516
                                         ----------    ----------       ----------

Net loss                                   (743,988)     (408,294)      (1,152,282)
                                         ==========    ==========       ==========

            Notes to Unaudited Pro Forma Statements of Operations

(1) To reflect the elimination of lease revenues, lease expenses, and selling, general and administrative expenses related to the lease assets being sold.

(2) To reflect the elimination of interest expense directly related to the lease operations of LEC Leasing, Inc.

                 THE COMPANY'S REASONS FOR THE PROPOSED SALE

BACKGROUND OF THE PROPOSED SALE

      In late 1998 Mr. Farrell was introduced to the Company. After preliminary discussions with the directors during which the directors indicated that they were considering possible alternatives with regard to the equipment leasing business, Mr. Farrell told the directors that he was interested in redirecting the Company into owning and operating golf entertainment facilities. The Company had experienced significant losses in its existing equipment leasing business since 1997. Mr. Farrell also indicated that he would be willing to invest capital in the Company's golf entertainment business.

      In 1998, Mr. Farrell was appointed a director of the Company and employed as the Chief Executive Officer of the Company. In December, 1998, the Company issued to a limited liability company managed by Mr. Farrell, a warrant to purchase convertible debentures of the Company convertible into shares of Common Stock of the Company, subject to shareholder approval, of the issuance of common stock upon exercise of the convertible debentures. On February 17, 1999, the stockholders of the Company approved the issuance of common stock to the limited liability company managed by Mr. Farrell upon conversion of the convertible debentures, and the change of the name of the Company to Golf Entertainment, Inc. from LEC Technologies, Inc.

      In January, 1999, the Company engaged J.P. Turner & Company, LLC to advise it concerning various strategic alternatives relating to its equipment leasing business. In early 1999, the Company negotiated a sale of its equipment leasing business to a company owned and controlled by Michael F. Daniels, a former chief executive officer and director of the Company. Mr. Daniels' company was subsequently unable to complete the sale.

      The Company then re-opened its search for qualified purchasers. The Company entered into serious negotiations with two purchasers. Of those two purchasers, Somerset Capital Group, Ltd. (the "Buyer"), presented the strongest bid.

      The Buyer examined the Lease Portfolio, and agreed to purchase the Lease Portfolio as of June 30, 1999. The Agreements allocate the revenue, expenses and other economic incidents of the Leases in the Lease Portfolio as of June 30, 1999.

THE BOARD OF DIRECTORS' DECISION

      The Company's Board has determined that the Proposed Sale is in the best interest of the Company and its Stockholders. Accordingly, the Board unanimously approved the Proposed Sale, and directed that the Proposed Sale be submitted to the stockholders of the Company for approval, with a recommendation to approve such Proposed Sale.

      As described herein, the board's decision to approve the Proposed Sale followed months of exploring and analyzing the advantages and disadvantages of redirecting the Company's focus. In making its recommendation to the stockholders of the Company, the Board considered a number of factors, including those material factors noted immediately below which were determined by the Board to favor a decision to consummate the Proposed Sale and those set forth in the subsequent paragraph which disfavored a decision to consummate the Proposed Sale.

REASONS FOR THE PROPOSED SALE

      The Directors determined that, in light of the significant losses from the Company's equipment leasing business and the sizeable indebtedness of the Company form that business, that it was in the best interest of the Company that its equipment leasing business be sold and the Company should develop a golf entertainment business. As of June 30, 1999, the Company had an accumulated deficit of $8,662,985. For information regarding the Company's net income (loss) for the last five (5) fiscal years, see SELECTED FINANCIAL DATA above. In particular, in the fiscal year ended December 31, 1998 the Company lost $3,202,000, or $2.63 per share, on revenue of $30,623,000, and in the six months ended June 30, 1999, the Company lost $744,000, or $0.45 per share, on revenue of $5,371,000.

      The Directors believe that the Company will be unable to end the losses from the equipment leasing business.

      The Directors agreed to the Proposed Sale to repay indebtedness incurred in connection with the Company's equipment leasing business and to generate capital for the development of the golf entertainment business. The Proposed Sale will generate approximately $200,000 in cash (after deducting estimated expenses of $315,000), plus $400,000 in payments from the Buyer over the next three (3) years. These funds will be used to pay ongoing expenses of the Company, including funding a certificate of deposit to Excel Bank, N.A. as collateral for certain recourse debt not being assumed by the Buyer. Furthermore, the Buyer is assuming approximately $12,500,000 of debt associated with the Company's business equipment leases and approximately $2,600,000 of senior secured debt.

      The Directors agreed to the Proposed Sale, and the attendant termination of the Company's guarantees, to reduce the Company's liabilities. As of June 30, 1999, the Company had guaranteed $1,366,725 of debt owed by its subsidiaries to Excel Bank, N.A. and $1,448,414 of debt owed by its subsidiaries to Finova Capital Corporation. That debt and the Company's guarantee will be eliminated, or at a minimum, substantially reduced by the Proposed Sale. As of September 30, 1999, the balance owed on that debt was approximately $2,600,000. The Proposed Sale will reduce the Company's liabilities by approximately $15,100,000.

      The Board of Directors agreed to the sale to Somerset Capital Group, Ltd. after contacting five prospective buyers, including a prospective buyer that was owned and operated by Michael Daniels, a former chief executive officer and director of the Company. The offer made by the Buyer is higher than any other firm offer received. The Board decided to accept the Buyer's offer because none of those other prospective buyers was able to demonstrate to the Board sufficient resources or commitment to completing a transaction to make a solid, binding, closable offer for the stock or assets of the Company on terms more beneficial to the Company than those contained in the Agreements.

      The Board of Directors believes that approval and consummation of the Proposed Sale will enhance shareholder value by reducing liabilities, raising capital for the Company's new business activities and terminating the Company's equipment leasing business that has proved unprofitable since inception.

      The Company's Board also considered the following potentially negative factors in its deliberations concerning the Proposed Sale:

      The Board of Directors considered as a negative factor the fact that the Buyer is not paying the entire purchase price in cash at closing. Instead, the Buyer is executing a $400,000 promissory note for a portion of the purchase price. To satisfy the Board of Directors' concern, the Board of Directors has relied on the Buyer's audited financial statements dated December 31, 1998 and various credit references, including those of Excel Bank, N.A.

      The board of directors did not quantify or assign any relative weight to the various factors considered. Ultimately, the Board of Directors felt that the risk of these negative factors was diminished by the specific language of the Agreements, and that the negative factors were substantially outweighed by the advantages of the Proposed Sale.

                              THE FAIRNESS OPINION

      J.P. Turner & Company has delivered to the Board of Directors its written opinion dated October 27, 1999 (the "Fairness Opinion"), to the effect that, based upon, and subject to various considerations set forth in the Fairness Opinion, as of such date, the Purchase Price to be received by the Company is fair, from a financial point of view, to the Company's stockholders. No limitations were imposed by the Company's Board of Directors with respect to the investigations made and the procedures followed by J.P. Turner and SLFV in rendering the Fairness Opinion. In this regard, the Company has paid J.P. Turner $60,000 and 100,000 shares of the Company's Common Stock, which have certain restrictions regarding transfer.

      THE FULL TEXT OF THE FAIRNESS OPINION, WHICH SETS FORTH THE ASSUMPTIONS MADE, PROCEDURES FOLLOWED, MATTERS CONSIDERED, LIMITATIONS ON AND THE SCOPE OF THE REVIEW IN RENDERING SUCH OPINION, IS ATTACHED TO THIS PROXY STATEMENT AS APPENDIX B AND IS INCORPORATED BY REFERENCE HEREIN. THE FAIRNESS OPINION IS ADDRESSED TO THE COMPANY'S BOARD OF DIRECTORS AND ADDRESSES THE FAIRNESS OF THE PURCHASE PRICE TO THE COMPANY'S STOCKHOLDERS FROM A FINANCIAL POINT OF VIEW AND IT DOES NOT ADDRESS ANY OTHER ASPECT OF THE AGREEMENT NOR DOES IT CONSTITUTE A RECOMMENDATION TO ANY HOLDER OF THE COMPANY'S CAPITAL STOCK AS TO HOW TO VOTE AT THE ANNUAL MEETING. THE SUMMARY OF THE FAIRNESS OPINION SET FORTH IN THIS PROXY STATEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF SUCH OPINION. HOLDERS OF THE COMMON STOCK AND PREFERRED STOCK ARE ENCOURAGED TO CAREFULLY READ THE FAIRNESS OPINION IN ITS ENTIRETY.

      In connection with the Fairness Opinion, J.P. Turner contracted with SLF Valuation Services, Inc. ("SLFV") to evaluate the Proposed Sale. Between them, they (i) reviewed certain internal financial statements and other financial and operating data pertaining to the Company's lease portfolio to be sold that were prepared by management, including such information contained in publicly available financial statements of the Company; (ii) discussed the past and current operations, financial condition and prospects of the Company's existing business with management; (iii) reviewed the reported prices and trading activity of the common stock of certain publicly traded companies considered relevant; (iv) reviewed the financial performance of certain publicly traded companies deemed relevant; (v) reviewed publicly available information regarding the financial terms of certain comparable acquisition transactions; (vi) reviewed the Agreements; (vii) discussed with experts in the industry the valuation and sale of comparable companies and (viii) performed such other analyses as was deemed appropriate.

      The Fairness Opinion was necessarily based on economic market and other conditions as in effect on, and the information made available as of June 30, 1999, and information on the

Transaction, Net Assets and Purchaser, as defined in the Fairness Opinion, through October 26, 1999. Although subsequent developments may affect the Fairness Opinion, no party has any obligation to update, revise or reaffirm the opinion.

      The following summarizes the material portions of the financial analyses performed in connection with the Fairness Opinion. Three valuation methods were initially consider, as follows:

            Adjusted Book Value Approach

      This method entails totaling the fair market value of the assets, and then subtracting liabilities. This method is primarily used where the company being valued has it primary assets as tangible net assets.

            Earnings/Cash Flow Technique

      This method entails estimating fair market value by considering some multiple of the Company's earnings, or the Company's net cash flow. This method is primarily used where the company being valued is a going concern with fairly regular after-tax earnings. Earnings or cash flow is adjusted for risk and then a valuation is determined as a multiple of the present value of the Company.

            Market Comparison Technique

      This method compares other companies similar to the one being evaluated to determine the value that a purchaser might pay for the company being valued. This method is used where there is a market for comparable companies, and where it is difficult to find exactly comparable companies, this method is less useful.

            Selection of the Appropriate Approach

      The adjusted book value approach was selected to determine the fair market value of the Company, based on the Company's asset make-up, and its financial results. In particular, the Company's history of losses suggested that there was no justification for a positive outlook. For example, the Company relies too heavily on one customer (representing 43% of the Company's active lease business), and it has been unable to achieve a positive interest rate differential between its cost of borrowing and the rate of return on its equipment leases. These results made it difficult to use an earnings/cash flow valuation method.

      Over fifty publicly traded companies that lease durable goods were analyzed, but none of those companies was comparable, either because of the equipment that they leased, or their size, structure or profitability. Because there were no adequate comparables, the market value approach could not work.

      The fairest valuation method was to analyze the adjusted book value of the Company.

      Calculation of Value

      The valuation was based on the adjusted book value of the Company. In so doing, extensive meetings were held with the Company's officers to determine the appropriate valuation using this method. The Company's lease portfolio was analyzed, specifically including the residual value of the equipment leased, and potential developments in the high technology equipment market that might effect the value of that equipment. It was determined that it was appropriate to reduce the value of the equipment for additional obsolescence and for the estimated return that an investor would require on assets of this nature, but did not otherwise adjust the value of the Company's assets or liabilities.

      General

      The foregoing approaches were considered, and consideration was given to various qualitative factors relating to the Company. Notwithstanding the general reliance on the adjusted book value method, the analysis must be looked at as a whole, and separating factors, without considering all factors, could create a misleading view of the process and analysis.

                                 THE AGREEMENTS

      The following is a brief summary of certain provisions of the Agreements. THIS DESCRIPTION IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE COMPLETE TEXT OF THE AGREEMENT, A COPY OF WHICH IS ATTACHED TO THIS PROXY STATEMENT AS APPENDIX A AND INCORPORATED HEREIN BY REFERENCE. CAPITALIZED TERMS APPEARING BELOW AND ELSEWHERE IN THIS PROXY STATEMENT THAT ARE NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS SET FORTH IN THE AGREEMENTS. ALL STOCKHOLDERS ARE URGED TO CAREFULLY READ THE AGREEMENT IN ITS ENTIRETY. WHENEVER PARTICULAR SECTIONS OR DEFINED TERMS ARE REFERRED TO, IT IS INTENDED THAT SUCH SECTIONS AND DEFINED TERMS SHALL BE INCORPORATED BY REFERENCE.

PURCHASE PRICE

      The Company expects to be paid $3,559,500 in cash, a Promissory Note and payoff and assumption of certain debt for the Proposed Sale. As currently structured, the Company will be paid by assumption of non-recourse debt totaling approximately $12,500,000; by delivery of a Promissory Note in the principal amount of up to $400,000 payable in 30 equal installments, with interest on the unpaid balance at the rate of 10% per annum (the "Promissory Note"); by cash proceeds of a loan from Excel Bank, N.A. in the amount of $2,635,000, which will be used entirely for paying obligations to Excel Bank, N.A. and Finova Capital Corporation; and by a payment of up to $524,500 in cash. It is possible that the purchase price will need to be adjusted downward at closing based on the status of the Lease Portfolio. The purchase price (cash portion first) would be adjusted downward if the Company used proceeds it received from the sale of lease portfolio assets subsequent to June 30, 1999 for any purpose other than reduction of debt owed Excel Bank, N.A. and/or Finova Capital Corporation.

MANAGEMENT AGREEMENT

      As part of the Proposed Sale, the Buyer began managing the Lease Portfolio on October 1, 1999. Under the Management Agreement, the Buyer will collect payments on the leases and remit those payments to the Company's Lenders, and be paid 20% of the revenue generated from the Lease Portfolio during the term of the Management Agreement for these services, plus another 3% of the amount so paid. Notwithstanding the foregoing, the Buyer has further agreed that, if the Proposed Sale is consummated, the Buyer will not be entitled to any compensation under the Management Agreement.

AGREEMENT WITH EXCEL BANK, N.A.

      As part of, and a condition to, the Proposed Sale, Excel Bank, N.A., currently a lender to the Company, will lend money on a secured basis to the Buyer to enable the Buyer to consummate the Proposed Sale. Excel Bank, N.A. also will require, among other things, that Finova Capital Corporation, another lender to the Company, be paid off, that Excel Bank, N.A. have a first position security interest in the leases and equipment sold, that the Company pledge to Excel Bank, N.A. a certificate of deposit in the amount of $75,000, which will later be increased to $300,000, and that Excel Bank, N.A. be paid $50,000 in fees plus its expenses, and receive warrants for the purchase of 35,000 shares of the Company's Common Stock. The certificate of deposit will secure repayment of debt associated with certain leases that are not being purchased by the Buyer.

ASSUMPTION OF LIABILITIES

      The Buyer will assume approximately $12,500,000 of non-recourse debt associated with the Lease Portfolio. These amounts represent discounted lease rentals owed by lease customers.

SECURITY

      The Buyer is not giving security for its payments under the Promissory
Note.

REPRESENTATIONS AND WARRANTIES

      Pursuant to the Purchase Agreement, the Company represents and warrants to the Buyer, among other things, that the Company has the authority to enter into the Proposed Sale and that the Company is the owner of the Leases in the Lease Portfolio, and the Equipment subject to such leases, that there are no undisclosed liabilities or encumbrances affecting the Lease Portfolio, that the Company has been operated in the ordinary course of its business, and that there is no litigation that would affect the transaction.

INDEMNIFICATION

      The Purchase Agreement provides that the Company will after the closing of the Proposed Sale indemnify, defend and hold harmless the Buyer, its successors and assigns and all directors, officers, employees and representatives of each of them from and against any and losses, damages, costs, liabilities and claims of any kind which such persons may at any time suffer or incur, or become subject to, as a result of or in connection with: (i) any breach or inaccuracy of any of the representations and warranties made by the Company in or pursuant to the Purchase Agreement; (ii) any failure by the Company to carry out, perform, satisfy and discharge any of its covenants, agreements, undertakings, liabilities or obligations under the Purchase Agreement or under any of the documents and materials delivered by the Company pursuant to the Purchase Agreement; and (iii) the Company's rejection of any previous offer to sell its Lease Portfolio to any party other than the Buyer.

      In addition, the Buyer will after the closing of the Proposed Sale indemnify, defend and hold harmless the Company, its successors and assigns and all directors, officers, employees and representatives of each of them from and against any and losses, damages, costs, liabilities and claims of any kind which such persons may at any time suffer or incur, or become subject to, as a result of or in connection with: (i) any breach or inaccuracy of any of the representations and warranties made by the Buyer in or pursuant to the Purchase Agreement; (ii) any failure by the Buyer to carry out, perform, satisfy and discharge any of its covenants, agreements, undertakings, liabilities or obligations under the Purchase Agreement or under any of the documents and materials delivered by the Buyer pursuant to the Purchase Agreement; and (iii) the ownership or service of the Lease Portfolio by Buyer from and after the Closing Date.

CONDITIONS OF THE PROPOSED SALE

      The Proposed Sale is conditioned upon, among other things, (i) receipt of the Fairness Opinion of J.P. Turner, (ii) approval of the Proposed Sale by the Company's Board of Directors, (iii) approval of the Proposed Sale by a majority of the outstanding shares of Common Stock voting as a class and a majority of the outstanding shares of Preferred Stock voting as a class, (iv) the Buyer obtaining approval for a loan for the Proposed Sale, and (v) the Buyer's satisfaction that all of the Seller's representations and warranties have been satisfied.

COVENANT NOT TO COMPETE

      The Company has agreed for a period of 30 months after the closing that it will not, directly or indirectly or through any other entity, engage in the equipment leasing business or sell business equipment, except that the Company can complete sales of existing equipment not covered by the Purchase Agreement.

TERMINATION

      The Purchase Agreement may be terminated if the conditions are not met prior to closing. Closing was originally scheduled for November 19, 1999, but the parties will finalize a Closing Date after shareholder approval. The Purchase Agreement does not provide for liquidated damages to either party if the Purchase Agreement is terminated without a closing.

PAYOFF OF THE COMPANY'S LENDERS

      The Company expects that the proceeds from the Proposed Sale will be sufficient to payoff all, or substantially all, of the amount owed to Excel Bank, N.A., and Finova Capital Corporation (the "Lenders"), and that the Company will be released from its guarantees to those institutions. However, the Lenders have not provided the Company with final payoff amounts. If the proceeds from the Proposed Sale are insufficient to payoff the indebtedness to the Lenders (and other funds are not available to payoff the remaining amount due), the Lenders would retain first position liens on the equipment and the Lease Portfolio, in which case, unless the Lenders waive or release their liens, the Company would not be able to meet all conditions precedent for the Proposed Sale. Without a waiver of such conditions precedent by the Buyer, the Proposed Sale would not be consummated. If the Lenders are not paid in full, the Lenders might also waive or release their liens (allowing consummation of the Proposed
Sale), but not release the Company from the unpaid indebtedness and guarantees for that amount.

      Currently, the Company is in default of its obligations to the Lenders. Neither Lender has agreed with the Company to forebear enforcement of their rights or remedies under their respective loan agreements pending the Proposed Sale. It is anticipated that, if the Proposed Sale is not concluded, the Lenders will foreclose on the equipment and the Lease Portfolio, with no assurance that the proceeds from any liquidation sale would be sufficient to payoff the Lenders.

                                  OTHER ISSUES

REGULATORY APPROVALS

      Consummation of the Agreement does not require any regulatory approvals other than the federal filings required under applicable U.S. securities laws in connection with this Proxy Statement.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES

THIS SECTION IS A SUMMARY OF THE MATERIAL FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND THE STOCKHOLDERS OF THE COMPANY FROM THE PROPOSED SALE, EXCEPT WHERE SPECIFICALLY NOTED, THIS SUMMARY DOES NOT APPLY TO STATE OR LOCAL TAXES. THE SUMMARY IS BASED UPON THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, JUDICIAL DECISIONS, UNITED STATES TREASURY DEPARTMENT REGULATIONS PROMULGATED THEREUNDER, ADMINISTRATIVE RULINGS OF THE UNITED STATES TREASURY DEPARTMENT, AND OTHER INTERPRETATIONS THEREOF, ANY OF WHICH COULD BE CHANGED AT ANY TIME. NO RULING HAS BEEN OR WILL BE REQUESTED FROM THE INTERNAL REVENUE SERVICE WITH RESPECT TO ANY CONSEQUENCES RESULTING FROM THE PROPOSED SALE.

      The Proposed Sale will not have any federal income tax consequences to the Company's stockholders because no distributions of sale proceeds will be made to the stockholders.

      Upon consummation of the Proposed Sale, the Company will recognize taxable income of approximately $3,300,000. However, the Company expects that it will not have to pay federal income taxes due to available net operating loss carry forwards.

ACCOUNTING TREATMENT

      The Proposed Sale will be treated as an asset sale, from an accounting point of view.

EXPENSES AND OTHER FEES

      Each party will bear its own expenses in respect of the Proposed Sale, whether or not consummated.

                             CERTAIN CONSIDERATIONS

      The Company is refocusing its business to the golf entertainment business. Some of the relevant considerations associated with that business, and the Company's position in that business include the following:

REMAINING LIABILITIES

      The Company believes that the Proposed Sale will result in the payoff or assumption of all, or substantially all of the Company's debt to Excel Bank, N.A. and Finova Capital Corporation, the Company's principal lenders. However, the Buyer has agreed to payoff or assume a maximum of $2,635,000 in liabilities to the Company's principal lenders. If such liabilities exceed that amount, the Company will have to pay such liabilities from other sources to consummate the Proposed Sale. Also, because the transaction is structured as an asset sale, and not a sale of stock, the Company remains liable to other creditors of the Company, and the Company's subsidiaries remain liable for their existing obligations. Also, the Company and its subsidiaries have other remaining creditors who will not be paid in full from the sale of the lease portfolio, and such creditors could seek payment from the Company or its subsidiaries. At least one such creditor has obtained a judgment against certain of the Company's subsidiaries that has not been paid.

ADDITIONAL CAPITAL REQUIREMENTS

      To develop the Company's golf entertainment business it will need substantially more cash than it will receive from the Proposed Sale. The Company will have to obtain those funds from public or private sources of equity investment or debt issuances, or combinations thereof. Failure to raise additional capital will adversely affect the Company's fiscal strength. If the Company cannot raise additional funds, it will be limited in its ability to acquire or develop golf facilities, will have greater dependence on the performance of a lesser number of golf facilities and will have less capital to enable it to withstand economic downturns.

BUSINESS STRATEGY; POSSIBLE LACK OF SUITABLE LOCATIONS

      The Company's ability to generate revenue, net income and operating cash flow depends upon its success in acquiring or leasing and developing golf recreational facilities at suitable locations upon satisfactory terms. This in turn depends on a number of factors, including the availability and cost of suitable locations, the availability of adequate financing for the Company, the hiring, training and retention of skilled management and other personnel, the ability to obtain the necessary governmental permits and approvals and third party consents, the competitive environment and other factors, some of which are beyond the Company's control. There can be no assurance that suitable golf facility acquisition or lease opportunities will be available or that the Company will be able to consummate acquisition or leasing transactions on satisfactory terms.

      The development of golf recreational facilities is subject to all the delays and uncertainties associated with development and construction projects generally, such as the performance by construction contractors, costs of materials, labor and energy, inflation, adverse weather, adverse subsurface conditions and other factors that could cause construction and expansion and renovation costs to exceed estimates. If necessary, the Company will hire a construction manager to oversee construction activities at facilities acquired by the Company and on acquired sites. The acquisition and development of golf recreational facilities may become more expensive in the future to the extent that competition for sites increases. The future success and growth of this business will depend on, among other things, the ability to acquire suitable operating properties and development sites and to obtain required financing for future acquisitions and development of golf facilities. There can be no assurance that the Company will be able to acquire suitable sites or facilities or to obtain financing on favorable terms.

COMPETITION

      The golf industry is highly competitive and includes competition from other golf facilities, traditional golf ranges and golf courses, as well as other recreational pursuits. Many potential competitors have considerably greater financial and other resources, experience and customer recognition than the Company will have. The golf entertainment business will also experience competition in its day-to-day operations from existing and newly constructed golf and recreational facilities. Such competition may adversely impact the cash flow from its golf facilities.

DEPENDENCE ON DISCRETIONARY CONSUMER SPENDING

      The amount spent by consumers on discretionary items, such as family, leisure and entertainment activities, like those to be offered by golf recreational facilities acquired, developed and operated by the Company, have historically been dependent upon levels of discretionary income, which may be adversely affected by general economic conditions. A decrease in consumer spending on golf will have an adverse effect on the Company's financial condition and results of operations.

DEPENDENCE ON KEY EMPLOYEES; RECRUITMENT OF ADDITIONAL PERSONNEL

      The continuing services of Mr. Farrell are considered essential to the successful operation of the Company's golf entertainment business. Currently, the Company has an employment contract with Mr. Farrell through December, 2003. If Mr. Farrell should die or withdraw, or be removed from his position with the Company, there can be no assurance that a capable successor could be found. Accordingly, the Company will seek to hire a person with experience and knowledge in the golf entertainment business who will be responsible for the operation of the business. As golf centers are acquired and developed, those facilities will need to be staffed. There can be no assurances that the Company will be able to attract or retain persons to serve in such capacities.

                       BOARD OF DIRECTORS' RECOMMENDATION

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED SALE, AND AUTHORIZE THE COMPANY'S CHIEF EXECUTIVE OFFICER TO ALTER THE TERMS OF THE PROPOSED SALE AS MAY BE REQUIRED TO COMPLETE THE SALE OF THE COMPANY'S LEASE PORTFOLIO.

PROPOSAL 2: ELECTION OF DIRECTORS

                       NOMINEES TO THE BOARD OF DIRECTORS

      Three directors will be elected at the 1999 Annual Meeting to hold office for the term until the next Annual Meeting and until their successors are duly elected and qualified. However, if the stockholders approve Proposal 4 herein regarding institution of staggered terms for directors, Mr. Segall will be put in the first class of directors, and he will be elected for a term until the next annual meeting and until his successor is duly elected and qualified. Mr. Chiste will be put in the second class of directors, and he will be elected for a term until the annual meeting after the next annual meeting and until his successor is duly elected and qualified. Mr. Farrell will be put in the third class of directors, and he will be elected for a term until two annual meetings after the next annual meeting and until his successor is duly elected and qualified.

      The enclosed proxy provides a means for the holders of Common Stock to vote for all of the nominees listed therein, to withhold authority to vote for one or more of such nominees, or to withhold authority to vote for all of such nominees. Each properly executed proxy received on time for the Annual Meeting will be voted as specified therein, or if a stockholder does not specify how the shares represented by his or her proxy are to be voted, such shares will be voted for the persons listed below. In the event that any nominee for Director should become unavailable to serve, it is intended that votes will be cast, pursuant to the enclosed form of proxy, for such substitute nominee as may be nominated by the Company. At this time, the Board of Directors knows of no reason why any nominee may be unable to serve. There is no arrangement or understanding between any director or nominee and any other person pursuant to which such person was selected as a director or nominee.

NOMINEES FOR DIRECTORS

      The Nominees for Directors of the Company at November 1, 1999, their ages, their titles, their years of employment with the Company, and their principal occupations for the past five years are given bellow. The following table sets forth information concerning the nominees:

Name                    Age                         Position
----                    ---                         --------

Ronald G. Farrell       56        Chairman of the Board, Chief Executive Officer
                                  and President

John Chiste             43        Director

Larry Segall            44        Director

BIOGRAPHICAL INFORMATION ABOUT NOMINEES

      Ronald G. Farrell. Mr. Farrell, age 56, has served as the Chairman of the Board, and Chief Executive Officer of the Company since November 20, 1998, and as President since August 16, 1999. From July, 1992 through December, 1996, Mr. Farrell served as Chairman and CEO of Computer Integration Corp., a publicly traded company. Mr. Farrell is the founder, Chairman and President of R.G. Farrell, Inc. and RGF Investments, Inc., both founded in 1985. These companies are wholly owned by Mr. Farrell and are engaged in financial consulting in connection with private placements, public offerings, venture capital transactions and leveraged buyout and roll-up transactions. During the ten years from 1985 to 1995, Mr. Farrell directed the acquisition of fourteen companies and was instrumental in four public offerings.

      John Chiste. Mr. Chiste, age 43, is nominated for the first time to the Company's Board of Directors. Mr. Chiste has been the Treasurer and Chief Financial Officer Bluegreen Corp. since November, 1997. From May, 1994 to October, 1997, he was the Chief Financial Officer of Computer Integration Corp. Prior to that, Mr. Chiste was Chief Financial Officer of Sports/Leisure, Inc. from May, 1992 to December, 1992. Prior to his employment by Sports/leisure, Inc., Mr. Chiste was employed by Ernst & Young, LLP for 13 years, most recently as a Senior Manager. Mr. Chiste is a Certified Public Accountant.

      Larry Segall. Mr. Segall, age 44, has served as a Director of the Company since November, 1989. Mr. Segall has been the Chief Financial Officer of Vitamin Shoppe Industries, Inc. since October, 1997, and the Chief Financial Officer, Secretary and Treasurer of its new e-commerce online subsidiary, Vitamin Shoppe.com, Inc. since June, 1999. From 1985 to 1996, Mr. Segall held a number of financial management positions and was Vice President, Treasurer and Controller of Tiffany & Co. In 1997, he was Senior Vice President - Merchandising Planning for Tiffany & Co. and was responsible for worldwide strategic sales, merchandising and product planning, including product development, product sourcing/replenishment, internal manufacturing, inventory management and distribution resource planning. From 1983 to 1985 he was the Controller of Murijani International Ltd. From 1977 to 1983 he was employed by Deloitte & Touche LLP.

                    INFORMATION ABOUT THE BOARD OF DIRECTORS,
                           COMMITTEES OF THE BOARD AND
                               EXECUTIVE OFFICERS

MEETINGS OF THE BOARD OF DIRECTORS AND INFORMATION REGARDING COMMITTEES

      The Board of Directors of the Company held a total of thirteen meetings during the fiscal year ended December 31, 1998. From December 31, 1998 to September 30, 1999, the Board of Directors held another five meetings. All incumbent directors attended at least 85 percent of those meetings and of its committees of the Board on which they sit.

      The Board of Directors has the following committees: the Compensation Committee (to be comprised of Messrs. Chiste and Segall if they are elected); the Audit Committee (to be comprised of Messrs. Chiste and Segall if they are elected); and the Stock Option Plan Committee (comprised of Messrs. Chiste and Segall if they are elected).

      The Compensation Committee is charged with periodically reviewing the compensation of the Company's officers and employees and recommending appropriate adjustments. The Compensation Committee met one time during the fiscal year 1998, and once from the end of that year to September 30, 1999. During fiscal year 1998, Messrs. Segall, Ashcroft, and Falcone were members of the Compensation Committee.

      The Audit Committee recommends engagement of the Company's independent accountants and is primarily responsible for reviewing their performance and their fees and for reviewing and evaluating with the independent auditors and management the Company's accounting policies and its system of internal controls. The Audit Committee met once during fiscal year 1998, and once from the end of that year to September 30, 1999. During fiscal year 1998, Messrs. Segall and Ashcroft were members of the Audit Committee.

      The Committee also recommends to the Board of Directors the appointment of the Company's independent auditors. At least annually, the Committee reviews the services performed and the fees charged by the independent auditors. The independent auditors have direct access to the Committee and may discuss any matters that arise in connection with their audits, the maintenance of internal controls and any other matters relating to the Company's financial affairs. The Committee may authorize the independent auditors to investigate any matters that the Committee deems appropriate and may present its recommendations and conclusions to the Board.

      The Stock Option Plan Committee administers the Company's Stock Option Plans and makes awards under such plans. The Stock Option Committee met once during fiscal year 1998. During fiscal year 1998, Messrs. Segall, Daniels and Ashcroft were members of the Stock Option Plan Committee.

SECTION 16 (A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Pursuant to section 16 of the Securities Exchange Act of 1934, the Company's Directors and executive officers and beneficial owners of more than ten percent of the Company's Common Stock are required to file certain reports, within specified time periods, indicating their holding of and transactions in the Common Stock and derivative securities. Based solely on a review of such reports provided to the Company and written representations from such persons regarding the necessity to file such reports, the Company is not aware of any failures to file reports or report transactions in a timely manner during the Company's fiscal year ended December 31, 1998.

                             EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

      The following table sets forth information with respect to the compensation paid and/or accrued to each of the Company's executive officers for services rendered in all capacities to the Company during the three years ended December 31, 1998. No other executive officer received annual compensation in excess of $100,000 in any of the three fiscal years ended December 31, 1998. This information includes the dollar value of base salaries, bonuses, awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred.

(A) SUMMARY COMPENSATION TABLE

Name of Individual and                                                 Other Annual
Principal Position            Fiscal Year   Salary ($)     Bonus ($)  Compensation ($)
------------------            -----------   ----------     ---------  ----------------
Ronald G. Farrell                 1998             --         --             --
Chairman & CEO

Michael F. Daniels                1998       $326,385         --       $ 34,573 (2)
President (1)                     1997       $336,519         --       $181,653 (2)
                                  1996       $273,077         --       $258,619 (2)

William J. Vargas                 1998       $123,417         --             --
CFO & Secretary                   1997       $128,871         --             --
                                  1996       $115,341         --             --

(A) SUMMARY COMPENSATION TABLE (CONT'D)

                                    Restricted    Securities        All Other
Name of Individual and    Fiscal    Stock         Underlying        Annual
Principal Position         Year     Awards($)     Options/SARs(#)   Compensation

------------------         ----     ---------     ---------------   ------------
Ronald G. Farrell          1998        --               --                --
Chairman & CEO

Michael F. Daniels         1998        --          200,000(4)          2,500(3)
President                  1997        --               --(4)          4,750(3)
                           1996        --           62,500(4)          4,750(3)

William J. Vargas          1998        --           77,500(4)          1,825(3)
CFO & Secretary            1997        --               --(4)          4,750(3)
                           1996        --           17,500(4)          1,900(3)

(1) Michael F. Daniels served as the Company's Chairman & CEO during the period January 1, 1996 through November 20, 1998. Mr. Daniels resigned as President of the Company in March, 1999.

(2) Consists of commission income based upon realization of excess residual values related to leases entered into prior to May 15, 1993.

(3)   Represents Company matching contribution to 401(k) Profit Sharing Plan.

(4) In January of 1997, August of 1997 and January of 1998, Messrs. Daniels and Vargas were granted stock options to purchase an aggregate of 404,000 shares and 163,750 shares, respectively. On December 8, 1997, Messrs. Daniels and Vargas voluntarily rescinded their respective 1997 option grants, together with all grants received prior thereto, with the exception of 147,531 stock options received by Mr. Daniels during 1993. In October 1998, Messrs. Daniels and Vargas voluntarily rescinded their respective 1998 option grants, to the extent that they had not been exercised, except for 2,500 stock options received by Mr. Vargas. Messrs. Daniels and Vargas received no compensation for such rescissions. All share amounts have been retroactively adjusted to reflect the one-for-four reverse stock split that was effective September 15, 1998.

(B) OPTION/SAR GRANTS IN LAST FISCAL YEAR

                 Number of         Percent of
                 Securities        Total
                 Underlying        Options/SAR's     Exercise
                 Options/SAR's     Granted to        or Base         Expiration
Name             Granted (#)       In Fiscal Year    Price ($/Sh)    Date
----             -----------       --------------    ------------    ----------
Ronald G.
Farrell                --              --                --                 --

Michael F.
Daniels           200,000(1)           40.7%          $   0.10         1/30/03

William J.
Vargas             77,500(1)           15.8%          $   0.10         1/30/03

(1) In October 1998, Messrs. Daniels and Vargas voluntarily rescinded any stock option grants made in 1998, to the extent that they had not been exercised, with the exception of 2,500 stock option grants made to Mr. Vargas.

(C) AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION/SAR VALUES

                                              Number of         Value of
                                              Securities        Unexercised
                                              Underlying        In-The-Money
                                              Options/SAR's     Options/SAR's
                                              At Fiscal         At Fiscal
                Shares                        Year End(#)       Year End($)
                Acquired          Value       Exercisable/      Exercisable/
Name            On Exercised      Realized    Unexercisable     Unexercisable
----            ------------      --------    -------------     -------------

Ronald G.
Farrell         N/A               N/A         N/A               N/A

Michael F.
Daniels         100,000           $53,000     14,531/--         $5,340/--

William J.
Vargas          35,000            $18,550     2,500/--          $1,469/--

The last sales price for the Company's Common Stock on the Nasdaq SmallCap Market on December 31, 1998 was $0.6875.

(D) DIRECTORS COMPENSATION

Each non-employee director of the Company is paid $1,000 per month. In addition, each director is entitled to participate in the Company's stock option plans. The Company does not pay its directors any additional fees for committee participation.

(E) EMPLOYMENT CONTRACTS

      Ronald G. Farrell serves as the Company's Chief Executive Officer under an employment agreement dated November 30, 1998 and effective January 1, 1999 through December 31, 2003, as amended. Mr. Farrell's compensation under such agreement was originally $240,000 through December 31, 1999, and increases by 10% per year thereafter, but was amended in May, 1999 to an annual salary of $360,000 through December 31, 1999, with annual 10% increases, due to increased responsibility associated with the Company's golf operations. In addition, Mr. Farrell is eligible to receive an annual bonus, payable quarterly, based on Company performance. Such bonus may not exceed Mr. Farrell's base salary for such respective fiscal year. Mr. Farrell was also granted the option to purchase a total of 300,000 shares of the Company's Common Stock, vesting in 100,000 share increments on each of December 31, 1999, December 31, 2000 and December 31, 2001. Pursuant to such employment agreement, if Mr. Farrell should die during the term thereof, a death benefit equal to eighteen months salary (currently $540,000) shall be paid to his estate. Mr. Farrell may be terminated for cause, and if so, the Company will pay ten (10) days' salary, and any amount that has already been accrued.

      Michael F. Daniels served as the Company's President under an employment agreement dated October 1, 1998 and initially set to expire September 30, 2001. Mr. Daniels resigned as President of the Company in March, 1999, and was terminated from all remaining positions with the Company and its subsidiaries in May, 1999. Mr. Daniels' compensation under his employment agreement was set at $350,000 per annum and he was eligible for a bonus based on company performance. In previous employment agreements, Mr. Daniels was entitled to receive commissions equal to 25% of the net proceeds realized by the Company in excess of the residual value of equipment subject to leases which commenced prior to May 15, 1993 and for which Mr. Daniels was the lead salesperson. Certain promissory notes executed by Mr. Daniels also provide that the

Company can offset against any amounts to be paid to Mr. Daniels any amount that Mr. Daniels owes the Company. The Company has not paid Mr. Daniels since his termination in May, 1999. Mr. Daniels has commenced an arbitration proceeding against the Company for payment of amounts allegedly due under his employment agreement, and the Company is vigorously defending that matter.

      William J. Vargas has served as the Company's Chief Financial Officer, Treasurer and Secretary under an employment agreement dated July 1, 1995 and originally expiring June 30, 2000. Mr. Vargas' compensation under such agreement is $135,000 per annum. Mr. Vargas has indicated his intention to resign from the Company effective December 1, 1999, and will remain on a contract basis thereafter, if necessary, to perform certain services for the Company.

REPORT OF THE BOARD OF DIRECTORS.

      The Board of Directors is responsible for reviewing all elements of the total compensation program for all officers of the Company and sets compensation packages for each of the Company's officers. Although certain executive officers served on the Company's Board, they did not participate in any decisions regarding their own compensation as an executive officer.

COMPENSATION POLICIES.

      The policy of the Company and the guidelines followed by the Board are intended to achieve the following objectives:

      Assist the Company in attracting and retaining talented and well-qualified executives;

      Reward performance and imitative;

      Be competitive with other companies in the Company's chosen field;

      Be significantly related to accomplishments and the Company's short-term and long-term successes, particularly measured in terms of growth in net operating income and cash flow from operations; and

      Encourage executives to achieve meaningful levels of ownership of the Company's stock.

      The Company's compensation practices embody the principles that compensation should be set to link management's interests to those of long-term stockholders and to encourage management to enhance shareholder value. Accordingly, the Company encourages meaningful stock ownership by management, including participation in various benefit plans providing for stock or stock options.

      The Company's approach to base compensation levels is to offer competitive salaries in comparison with prevailing market practices. The Board examines market compensation levels and trends. Additionally, for this purpose, the Board also considers the pool of executives who are currently employed in similar positions in public companies in similar fields.

      At present, the compensation of the executive officers of the Company consists of salary, incentive bonuses, stock options and participation in medical benefit plans. The Company maintains five stock option plans covering an aggregate of 671,895 shares of Common Stock . In 1998, stock options for 511,250 shares of Common Stock were issued to its executive officers and directors.

      The Board has approved employment agreements with certain executive officers (see, Employment Agreements) establishing, among other things, future compensation. According to the agreements, compensation will be paid in cash, Common Stock, or a combination thereof, taking into account the Company's cash flow requirements and any other aspect of the Company's financial condition deemed relevant by the Chairman and Chief Executive Officer, or, in the case of the Chairman and Chief Executive Officer, by the Board.

      The Board annually evaluates executive officer salary levels. This annual review considers the prior year's performance, decision-making responsibilities of each position and the experience, and team-building skills of each incumbent. The Board views performance as the single most important measurement factor.

      Under Section 162(m) of the Internal Revenue Code of 1986, as amended, the Company may not deduct certain forms of compensation in excess of $1,000,000 paid to certain of the Company's highest paid executive officers. The Board believes that, while there may be circumstances in which the Company's interest are best served by maintaining flexibility whether or not the compensation is fully deductible under Section 162 (m), it is generally in the Company's best interest to comply with Section 162(m).

CHAIRMAN AND CHIEF EXECUTIVE OFFICER'S COMPENSATION.

      In determining the compensation of the Chairman and Chief Executive Officer, the Board takes into account various qualitative and quantitative indicators of corporate and individual performance in determining the level and composition of compensation. While the Board considers more or less equally such performance measures as growth in revenues, market capitalization, net operating income, cash flow from operations, and earnings, the Board does not apply any specific quantitative formula in making compensation decisions. The Board also values achievements that may be difficult to quantify and recognizes the importance of qualitative factors.

      The base salary for Ronald G. Farrell, the Company's Chairman and Chief Executive Officer, was originally $240,000, with 10% increases annually, to be paid in cash, Common Stock, or combination thereof, taking into account the Company's cash flow requirements and other aspects of the Company's financial condition. The base salary was amended in May, 1999 to $360,000 per annum, with 10% annual increases to reflect Mr. Farrell's greater responsibility, particularly associated with the Company's golf business. In addition, Mr. Farrell was granted Common Stock and stock options as provided in his employment agreement (see, Employment Contracts).

      Mr. Farrell's base salary was established in light of his duties and the scope of his responsibilities in the context of the policies and guidelines enumerated above. In the Board's evaluation of total compensation for Mr. Farrell, appropriate weight will be given to his leadership in growth of the Company's revenues, in obtaining financing for such growth, in returning the Company to profitability, in increasing shareholder value and in accomplishing the Company's short-term and long-term objectives.

By:   The Board of Directors

      Ronald G. Farrell
      Larry M. Segall
      L. Derrick Ashcroft
      Richard D. Falcone

PERFORMANCE CHART

      The following graph assumes an investment of $100 on December 31, 1993 and thereafter compares the yearly percentage change in cumulative total return to shareholders of the Company with an industry peer group (consisting of Amplicon, Inc., Condisco, Inc. and Electro Rent Corp.) and a broad market index (the CRSP Total Return Index for the Nasdaq Stock Market (U.S.)). The graph shows performance on a total return (dividend reinvestment) basis. The graph lines connect calendar year-end dates and do not reflect fluctuations between those dates.

The following table was represented as a line graph in the printed material.

5-YEAR CUMULATIVE TOTAL RETURN SUMMARY

Description                   1993     1994     1995     1996     1997     1998
-----------                   ----     ----     ----     ----     ----     ----

Golf Entertainment, Inc.     100.00    74.54    46.35    29.30    18.64     4.88

CRSP Total Return Index      100.00    97.75   138.26   170.01   208.58   293.21

Peer Group Only              100.00   107.01   144.26   182.76   282.03   266.67

      The Compensation Committee report on Executive Compensation and the Performance Graph above shall not be deemed "soliciting material" or incorporated by reference into any of the Company's filings with the Securities and Exchange Commission by implication or by any reference in any such filing to this Proxy Statement.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

      Mr. Segall, a director of the Company, is currently the Chief Financial Officer of Vitamin Shoppe Industries, Inc. and was formerly an officer of Tiffany & Co., two of the Company's equipment leasing customers. Mr. Falcone, a director of the Company, was formerly Chief Operating Officer of NetGrocer, Inc., one of the Company's equipment leasing customers. Neither Mr. Segall nor Mr. Falcone receive any cash or other remuneration from the Company other than their fees as directors and participation in the Company's stock option plans. The Company believes that the terms of its lease arrangements with Vitamin Shoppe Industries, Inc. and Tiffany & Co. (which are subject to the Purchase Agreement) and its lease agreement with Netgrocer (which is subject to an agreement with the Buyer) are fair and have been reached on an arm's length basis. Mr. Falcone has not been renominated as a director of the Company.

      Mr. Daniels has borrowed as much as $250,000 from the Company, the repayment of which is to include payment of interest of at least 8% on the unpaid balance. The amounts owed became due upon his termination from the Company. Mr. Daniels is in default of his obligation to repay the Company.

      LEC Acquisition, LLC, a Company controlled by Mr. Farrell, has a warrant to purchase up to $1,429,170 of the Company's convertible debentures. The convertible debentures are convertible into shares of the Company's Common Stock at $0.30 per share.

                       BOARD OF DIRECTORS' RECOMMENDATION

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES.

PROPOSAL 3

      THE BOARD OF DIRECTORS PROPOSES THAT THE COMPANY AMEND ITS EXISTING 1997 STOCK OPTION PLAN TO INCREASE TO 1,250,000 THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE PURSUANT TO THE 1997 STOCK OPTION PLAN.

                              THE STOCK OPTION PLAN

      The Company's 1997 Stock Option Plan allows the Company to issue up to 250,000 shares of Common Stock to qualified employees. The Board of Directors has decided that it is in the Company's best interests to authorize the Company to issue another 1,000,000 shares of Common Stock pursuant to the 1997 Stock Option Plan and has amended the 1997 Stock Option Plan accordingly, subject to stockholder approval. This amendment to the 1997 Stock Option Plan is being submitted for stockholder approval so that, stock options for all or a portion of the additional shares granted by the Company may be considered incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended.

      The Board of Directors will consider including the stock options provided for in Mr. Farrell's Employment Agreement under the 1997 Stock Option Plan.

THE PURPOSE FOR THE INCREASED AUTHORIZATION

      The Board of Directors expects to use the increased number of shares issuable pursuant to the Company's Stock Option Plan to attract and retain qualified personnel for the Company's golf entertainment business.

                       BOARD OF DIRECTORS'S RECOMMENDATION

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE PURSUANT TO THE COMPANY'S 1997 STOCK OPTION PLAN.

PROPOSAL 4

      THE BOARD OF DIRECTORS HAS APPROVED AND RECOMMENDS THAT THE HOLDERS OF COMMON STOCK ADOPT AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION OF THE COMPANY TO PROVIDE THAT THE DIRECTORS OF THE COMPANY BE DIVIDED INTO THREE CLASSES, THE TERM OF OFFICE OF THOSE OF THE FIRST CLASS TO EXPIRE AT THE ANNUAL MEETING NEXT ENSUING, THE TERM OF OFFICE OF THOSE OF THE SECOND CLASS TO EXPIRE AT THE ANNUAL MEETING THEREAFTER, AND THE TERM OF OFFICE OF THOSE OF THE THIRD CLASS TO EXPIRE AT THE ANNUAL MEETING TWO YEARS FROM THIS ANNUAL MEETING. AT EACH ANNUAL ELECTION HELD AFTER SUCH CLASSIFICATION AND ELECTION, DIRECTORS SHALL BE CHOSEN FOR A FULL TERM, AS THE CASE MAY BE, TO SUCCEED THOSE WHOSE TERMS EXPIRE.

GENERAL

      The Company's by-laws currently provide for the Company to have no less than three (3) and no more than seven (7) directors. Currently, directors are elected at Annual Meetings of Stockholders and serve until their successors are elected and qualified.

      If this Proposal is approved, the directors will be divided into three classes, each class containing as even of number of directors as is possible. The first class will be elected to serve until their successor is duly elected and qualified at the next annual meeting. The second class will be elected to serve until their successor is duly elected and qualified at the annual meeting after the next annual meeting. The third class will be elected to serve until their successor is duly elected and qualified at the second annual meeting after the next annual meeting. Thereafter, each director will be elected for a term of three (3) years.

      If this Proposal is not approved, all directors will continue to be elected for only a one year term.

      This Proposal, to be adopted, must be approved by the affirmative vote of a majority of the issued and outstanding shares of Common Stock of the Company, whether or not such shares are voted at the Annual Meeting or not.

POTENTIAL POSITIVE AND NEGATIVE EFFECTS

      The effect of this Proposal will be to allow directors to serve for three
(3) year terms. The board of directors believes that staggered terms for directors promotes continuity and stability in the Company's board of directors, since at any time a majority of the directors on the Board generally will have had previous experience as directors. Staggered terms have the effect, however, of making it more difficult to change the composition and obtain control of the Board in a relatively short time since, at least two annual meetings of the stockholders, instead of one annual meeting, is generally required to replace a majority of the directors on the Board. Since directors will serve for three-years, rather than one-year terms, stockholders will generally also have to wait longer to replace a director, even when the only reason for replacement is dissatisfaction with the director's performance. This will make it more difficult for a dissident shareholder, or acquirer to take over the Board, and may make the Company less attractive to any such acquirer.

AS APPLIED THIS YEAR

      Mr. Segall will be elected in the first class of directors, to serve until his successor is elected and qualified at the next annual meeting of the board of directors. Mr. Chiste will be elected in the second class of directors, to serve until his successor is elected and qualified at the annual meeting following the next annual meeting of the board of directors. Mr. Farrell will be elected in the third class of directors, to serve until his successor is elected and qualified at the second annual meeting following next annual meeting of the board of directors. Therefore, Mr. Segall is expected to serve one year after this annual meeting, with his successor to serve for three years. Mr. Chiste is expected to serve two years after this annual meeting, with his successor to serve for three years. Mr. Farrell is expected to serve for three years after this annual meeting, with his successor to serve for three years.

                       BOARD OF DIRECTORS'S RECOMMENDATION

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO DIVIDE THE BOARD OF DIRECTORS INTO THREE CLASSES, AND TO INSTITUTE STAGGERED THREE YEAR TERMS FOR DIRECTORS.

                                   PROPOSAL 5

      RATIFICATION OF THE APPOINTMENT OF GOLDSTEIN GOLUB KESSLER LLP AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE YEAR ENDED DECEMBER 31, 1999.

      The Board of Directors of the Company has reappointed Goldstein Golub Kessler LLP as the Company's independent auditors to audit the Company's books and records for the year ended December 31, 1999, subject to ratification by the stockholders. Goldstein Golub Kessler LLP has completed the audit for the year ended December 31, 1998, and the results are included in the Company's Report on Form 10 - K, a copy of which is included as part of the Company's annual report. The Board of Directors has also asked Goldstein Golub Kessler LLP to assist in preparing the federal tax returns for the Company and its subsidiaries.

      Representatives of Goldstein Golub Kessler LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions.

                      BOARD OF DIRECTORS'S RECOMMENDATION

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF GOLDSTEIN GOLUB KESSLER LLP AS THE INDEPENDENT AUDITORS FOR THE COMPANY FOR THE YEAR ENDED DECEMBER 31, 1999.

                                  OTHER MATTERS

      The Board of Directors is not aware of any business to be presented at the Annual Meeting except the matters set forth in the accompanying Notice and described in this Proxy Statement. Unless otherwise directed, all shares represented by Proxies will be voted in favor of the Proposals described in this Proxy Statement. If any other matters come before the Annual Meeting, the persons named in the accompanying Proxy will vote on those matters in accordance with their judgment on such matters.

                                  MISCELLANEOUS

DEADLINE FOR STOCKHOLDER PROPOSALS

      The Company presently anticipates that its next Annual Meeting of Stockholders to shareholders, consisting of a letter to shareholders from the Chief Executive Officer of the Company and a copy of the Company's Annual Report on Form 10 - K will be held in fall of 2000. Any proposal by a Stockholder of the Company intended to be presented at the 2000 Annual Meeting of Stockholders is required to be received by the Company at its principal place of business not later than June 30, 2000 for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting.

ANNUAL REPORT

      Concurrently herewith, the Company is sending a copy of its Annual Report to Shareholders, consisting of a letter to shareholders from the Chief Executive Officer of the Company and a copy of the Company's Annual Report on Form 10-K to each stockholder entitled to vote at the Annual Meeting. A copy of the Annual Report on Form 10-K, filed with the Securities and Exchange Commission, may be obtained for nominal fee by writing to Stockholder Services, Golf Entertainment, Inc., 2500 Northwinds Parkway, Three Northwinds Center, Suite 175, Alpharetta, Georgia 30004.

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

      This Proxy Statement contains forward-looking statements including statements containing the words "believes," "anticipates," "expects," "intends" and words of similar import. These statements involve known and unknown risks and uncertainties that may cause the Company's actual results or outcomes to be materially different from those anticipated and discussed herein. Important factors that the Company believes might cause such differences include: (1) concentration of the Company's assets into one industry segment, (2) the seasonal nature of the golf business and weather risks associated with the golf business; (3) actions of competitors, (4) the need for funding, and substantial leveraging of the Company; (5) restrictions that may be imposed by any lender to the Company;
(6) environmental regulation; (7) the Company's dependence on key personnel; (8) control of the Company by existing shareholder(s); and (9) volatility of the stock price.

      There is no assurance that any assumption or projection will, in fact, be realized. In assessing forward-looking statements contained herein, stockholders are urged to read carefully all cautionary statements contained in this Proxy Statement and in those other filings with the Commission.

                                    By Order of the Board of Directors


                                    Ronald G. Farrell
                                    Chairman of the Board of Directors

November _______, 1999

                                     BALLOT

      The undersigned COMMON STOCK Stockholder hereby votes FOR or AGAINST the following proposals, as indicated below:

                              FOR               AGAINST

Proposal 1                    |_|                    |_|

Proposal 2                    SEE BELOW

Proposal 3                    |_|                    |_|

Proposal 4                    |_|                    |_|

Proposal 5                    |_|                    |_|

Proposal 2

            |_| For all nominees        |_|  Withhold for all nominees

      Withhold Only Those Nominees Marked Below

|_| Larry Segall               |_| John Chiste          |_|  Ronald G. Farrell

      The undersigned PREFERRED STOCK Stockholder hereby votes FOR or AGAINST the following proposals, as indicated below:

                              FOR               AGAINST

Proposal 1                    |_|                    |_|

      This ________ day of ____________________, 1999

                                       By:    __________________________________

                                       Title: __________________________________
                                          (If applicable)

Exhibits
--------

Exhibit A  -      Purchase and Sale Agreement and Management Agreement and
                  Agreement with Respect to Net Grocer, Inc. Leases dated
                  September 24, 1999 by and between the Company and Somerset
                  Capital Group, Ltd.

Exhibit B  -      Fairness Opinion of J. P. Turner

                                      EX-A
                           PURCHASE AND SALE AGREEMENT


                           PURCHASE AND SALE AGREEMENT

                                  by and among

                          SOMERSET CAPITAL GROUP, LTD.

                                       and

                                LEC LEASING, INC.

                                       and

                            GOLF ENTERTAINMENT, INC.

                     dated this 24th day of September, 1999

                                TABLE OF CONTENTS

ARTICLE I.....................................................................1

DEFINITIONS...................................................................2

   1.01   AGREEMENT...........................................................2
   1.02   CLOSING DATE........................................................2
   1.03   CUSTOMER............................................................2
   1.04   EQUIPMENT...........................................................2
   1.06   RESERVED............................................................2
   1.07   LEASE OR LEASES.....................................................2
   1.09   RESERVED............................................................3
   1.10   PERSON..............................................................3
   1.11   RESERVED............................................................3
   1.12   PURCHASE PRICE......................................................3
   1.13   RECORDS.............................................................3
   1.14   RECURRING REVENUE...................................................3
   1.15   REVENUE, GENERAL....................................................4
   2.01   PURCHASE AND SALE...................................................4
   2.02   PAYMENT ON CLOSING..................................................4
   2.03   PAYMENT OF LOANS....................................................6

ARTICLE III...................................................................6

REPRESENTATION AND WARRANTIES OF SELLER AND OF GOLF...........................6

   3.01   ORGANIZATION AND OWNERSHIP OF ASSETS................................6
   3.02   AUTHORIZATION, ENFORCEABILITY.......................................7
   3.03   NO ADVERSE CONSEQUENCES.............................................7
   3.04   TITLE TO LEASE PORTFOLIO: LIENS AND ENCUMBRANCES....................8
   3.05   THE LEASES AND LEASE PORTFOLIO......................................8
   3.06   NO LITIGATION: LABOR DISPUTES, COMPLIANCE WITH LAWS.................8
   3.07   NO BROKERS..........................................................9
   3.08   BUSINESS IN THE ORDINARY COURSE.....................................9
   3.09   REPRESENTATIONS AS OF THE CLOSING DATE..............................9
   3.10   REPRESENTATIONS BY GOLF.............................................9
   3.11   REPRESENTATIONS BY SELLER AND GOLF.................................10

ARTICLE IV...................................................................10

REPRESENTATIONS AND WARRANTIES OF PURCHASER..................................10

   4.01   ORGANIZATION.......................................................10
   4.02   AUTHORIZATION: ENFORCEABILITY......................................10
   4.03   BROKERS............................................................11
   4.04   PURCHASER'S REPRESENTATIONS........................................11
   4.05   REPRESENTATIONS AS OF THE CLOSING DATE.............................11

ARTICLE V....................................................................11

CERTAIN MATTERS PENDING THE CLOSING..........................................11

   5.01   SELLER'S OBLIGATIONS PENDING CLOSING...............................11
   5.02   EXCEPTION TO SELLER'S OBLIGATIONS PENDING CLOSING..................13
   5.03   PURCHASER'S OBLIGATIONS PENDING CLOSING............................13

ARTICLE VI...................................................................13

CONDITIONS PRECEDENT TO THE OBLIGATIONS OF PURCHASER.........................13

   6.01   COMPLIANCE WITH AGREEMENT..........................................14
   6.02   PROCEEDINGS AND INSTRUMENTS SATISFACTORY...........................14
   6.03   REPRESENTATIONS AND WARRANTIES.....................................14
   6.04   NO ADVERSE CHANGE..................................................14
   6.05   DELIVERIES AT CLOSING..............................................14
   6.06   LOAN CONTINGENCY...................................................14

ARTICLE VII..................................................................15

CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SELLER............................15

   7.01   COMPLIANCE WITH AGREEMENT..........................................15
   7.02   PROCEEDINGS AND INSTRUMENTS SATISFACTORY...........................15
   7.03   REPRESENTATIONS AND WARRANTIES.....................................15
   7.04   DELIVERIES AT CLOSING..............................................15

ARTICLE VIII.................................................................16

INDEMNIFICATION..............................................................16

   8.01   INDEMNIFICATION BY SELLER..........................................16
   8.02   INDEMNIFICATION BY PURCHASER.......................................16
   8.03   NOTIFICATION OF CLAIMS.............................................17

ARTICLE IX...................................................................19

CLOSING......................................................................19

   9.01   CLOSING............................................................19
   9.02   CLOSING DATE DELIVERIES............................................19

ARTICLE X....................................................................20

COVENANTS NOT TO COMPETE.....................................................20

   10.01  CONSIDERATION......................................................21
   10.02  SELLER'S COVENANT..................................................21
   10.03  PURCHASER'S COVENANT...............................................21
   10.04  REMEDIES...........................................................21

ARTICLE XI...................................................................22

POST-CLOSING OBLIGATIONS.....................................................22

   11.01  SELLER'S OBLIGATIONS...............................................22

ARTICLE XII..................................................................22

TERMINATION, MISCELLANEOUS...................................................22

   12.01  CONFIDENTIALITY....................................................22
   12.02  RESERVED...........................................................23
   12.03  EXTENSION OF CLOSING...............................................23
   12.04  FURTHER ASSURANCES.................................................23
   12.05  SURVIVAL...........................................................23
   12.06  ENTIRE AGREEMENT: AMENDMENT........................................23
   12.07  NOTICES............................................................24

   12.08  COUNTERPARTS, HEADINGS.............................................25
   12.09  SEVERABILITY.......................................................25
   12.10  NO RELIANCE........................................................25
   12.11  TIME OF ESSENCE....................................................25
   12.12  SINGULAR/PLURAL; GENDER............................................25
   12.13  GOVERNING LAW......................................................26
   12.14  LITIGATION.........................................................26
   12.15  JOINT PREPARATION..................................................26
   12.16  EXPENSES...........................................................27
   12.17  ASSIGNMENT.........................................................27
   12.18  INCOME TAX POSITION................................................27

                           PURCHASE AND SALE AGREEMENT

         THIS PURCHASE AND SALE AGREEMENT, made this 24th day of September, 1999, by and between LEC Leasing, Inc., a corporation organized and existing under the laws of the State of Nevada and having its principal office and place of business at Alpharetta, Georgia, (the "Seller") and Golf Entertainment, Inc., a corporation organized and existing under the laws of the State of ___________________ and having its principal office and place of business at
_____________________, _______________, _______________ ("Golf") and Somerset
Capital Group, Ltd., a corporation organized and existing under the laws of the State of Connecticut and having its principal office and place of business at 1087 Broad Street, Bridgeport, Connecticut ("Purchaser").

                                   WITNESSETH:

      WHEREAS, the Seller is a wholly owned subsidiary of Golf; and

      WHEREAS, the Seller owns a portfolio of equipment leases; and

      WHEREAS, the Purchaser wishes to purchase the equipment that is being leased pursuant to the equipment leases in the portfolio from the Seller and assume those leases, and Seller wishes to sell the equipment that is being leased pursuant to the equipment leases in the portfolio to the Purchaser and assign those leases to Purchaser on the terms and conditions stated herein;

      NOW, THEREFORE, in consideration of the mutual covenants, conditions and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed as follows:

                                    ARTICLE I

                                   DEFINITIONS

      When used in this Agreement, the following terms shall have the meanings specified:

      1.01 AGREEMENT.

      "Agreement" shall mean this Purchase and Sale Agreement, together with the Schedules and Exhibits attached hereto, as the same shall be amended from time to time in accordance with the terms hereof.

      1.02 CLOSING DATE.

      "Closing Date" shall mean the date the transactions contemplated under this Agreement are to be consummated as provided in the Agreement.

      1.03 CUSTOMER.

      "Customer" shall mean an Person that leases equipment through a Lease with the Seller.

      1.04 EQUIPMENT.

      "Equipment" shall mean all equipment shown and described in SCHEDULE 1.04 and all equipment which is or was subject to any one or more of the Leases and to any leases which were terminated prior to their original expiration date which was on June 30, 1999 or thereafter and the proceeds of the sale of any of the equipment hereinbefore described which took place on/or after June 30, 1999.

      1.05 RESERVED

      1.06 RESERVED

      1.07 LEASE OR LEASES.

      "Lease" or "Leases" shall mean any agreement or agreements for the lease by the Seller of Equipment to any third party either shown or described in the Lease Portfolio or entered into by the Seller after June 30, 1999 excepting and excluding, however, those leases shown on

SCHEDULE 1.07.

      1.08 LEASE PORTFOLIO.

      "Lease Portfolio" shall mean, all Leases shown or described in SCHEDULE 1.08.

      1.09 RESERVED

      1.10 PERSON.

      "Person" shall mean any natural person, partnership, corporation, association or other legal entity.

      1.11 RESERVED

      1.12 PURCHASE PRICE.

      "Purchase Price" shall mean that amount to be paid by the Purchaser to purchase the assets specified in this Agreement.

      1.13 RECORDS.

      "Records" shall mean all files and records, including invoice and accounting records, correspondence with Customers and other written materials, of Seller relating to the Leases including, without limitation, as to each Lease, the documents shown on SCHEDULE 1.13.

      1.14 RECURRING REVENUE.

      "Recurring Revenue" shall mean revenue that was received by the Seller on June 30, 1999 and thereafter, or that was received prior to June 30, 1999 but was not due until June 30, 1999 or thereafter, on account of regular periodic recurring payment obligations under any Lease during the term stated in the Lease, or during any extension of the term of the Lease or during any holdover period following expiration of the Lease term.

      1.15 REVENUE, GENERAL.

      "Revenue, General" shall mean any revenue received by the Seller on June 30, 1999 and thereafter, or that was received prior to June 30, 1999 but was not due until June 30, 1999 or thereafter, derived from or with respect to any and all Leases, including, without limitation, any revenue from Lease renewals and any revenue from the sale of Equipment, excepting and excluding, however, any Recurring Revenue, and further excepting and excluding revenue generated from the transactions shown in SCHEDULE 1.15.

                                   ARTICLE II

                                PURCHASE AND SALE

      2.01 PURCHASE AND SALE.

      At the Closing and upon all of the terms and subject to all of the conditions of this Agreement, the Seller shall, upon performance by the Purchaser of its obligations hereunder including, without limitation, payment of the Purchase Price, sell, assign, convey, transfer and deliver to Purchaser, and Purchaser shall purchase and take possession of all Leases of the Lease Portfolio and Equipment and Seller shall assign to Purchaser and Purchaser shall assume all of the Leases in the Lease Portfolio, which shall entitle the Purchaser full right, title and ownership interest to the Equipment and the Leases and the Seller shall fulfill all of its other obligations hereunder. No sale or other transfer of any asset or liability of Seller or Golf, other than those specifically described in this Agreement, shall occur.

      2.02 PAYMENT ON CLOSING.

      (a) At the Closing, the Purchaser shall pay the Seller the Purchase Price of $3,559,500.00 and an amount equal to the balance due on the non-recourse debt which encumbers the Leases and Equipment as of the Closing Date, subject to adjustment as hereinafter provided to be paid as follows:

      i.    The assumption by the Purchaser of all
            non-recourse debt which encumbers the Leases and Equipment on the Closing Date and recourse debt shown on SCHEDULE 2.02(a)i.

      ii.   By delivery of a duly executed promissory note
            with interest at the rate of ten (10%) percent
            payable in thirty (30) consecutive equal monthly
            installments including both the principal and
            interest, otherwise in the form of Exhibit "A"
            attached:                                             $400,000.00

      iii.  By cash to be borrowed from Excel Bank, N.A.
            ("Excel") or another financial institution
            acceptable to Purchaser in an amount required to
            discharge Seller's obligations, including those
            with Seller's affiliates as joint obligors, to
            Excel and to Finova Capital Corporation
            ("Finova") ("Seller's Obligations") estimated
            at, as of August 31, 1999, and not to exceed:        2,635,000.00

      iv.   By cash to be paid at Closing:                         524,500.00
                                                                -------------

      TOTAL                                                     $3,559,500.00

      (b) The Purchase Price shall be: (i) reduced by the aggregate amount of all Recurring Revenue in excess of $55,000.00, if any, during each of the months of July and August, 1999 and all Recurring Revenue thereafter and until the Closing Date and shall, further, be reduced by all Revenue, General; (ii) the considerations to be paid at Closing shall be reduced by an amount equal to the reduction in the Purchase Price applied: (A) by a reduction in the cash paid to discharge Seller's Obligations pursuant to Section 2.02(a)iii hereof to the extent of any reduction of Seller's Obligations below $2,635,000.00 and (B) as to any excess by reduction in the amount of cash to be paid at Closing pursuant to Section 2.02(a)iv; and (C) if cash to be paid at Closing is reduced to zero, by a reduction in the principal of the promissory note to be delivered at Closing pursuant to Section 2.02(a)ii.

      (c) If, during the period from June 30, 1999 to Closing Date Seller's Obligations is reduced by an amount greater than the reduction in the Purchase Price required by the provisions of Section 2.02(b), then the amount of cash to be paid by Purchaser related to Seller's Obligations pursuant to Section 2.02(a)ii shall be reduced by that excess amount and the promissory note pursuant to Section 2.02(a)i shall be increased by that excess amount.

      (d) All payments shall be in U.S. dollars, pursuant to Seller's wiring or other delivery instructions.

      2.03 PAYMENT OF LOANS.

      It shall be the Seller's obligation to make, as required by applicable loan documents, all regular recurring and such other payments which are due on account of Seller's Obligations so that there is no default under any of said obligations between the date of this Agreement and the date of Closing. It is contemplated that the cash to be borrowed by the Purchaser for the purpose of the purchase shall be in an amount adequate to fully pay and discharge Seller's Obligations so that the Seller and Golf will, at the Closing, have a termination of all Seller's Obligations including, without limitation, any guaranty of Seller's Obligations by Golf.

                                   ARTICLE III

               REPRESENTATION AND WARRANTIES OF SELLER AND OF GOLF

      Seller and Golf represent and warrant to Purchaser the following:

      3.01 ORGANIZATION AND OWNERSHIP OF ASSETS.

      The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. Seller has full corporate power to own the Equipment that is the subject of the Lease Portfolio, and to conduct the business required of the Seller pursuant to the Leases in the Lease Portfolio.

      3.02 AUTHORIZATION, ENFORCEABILITY.

      The execution, delivery and performance of this Agreement and all of the documents required hereby to be executed and delivered by Seller are or will at Closing be within the corporate power of Seller, and will have been duly authorized by all necessary action by Seller and, to the extent applicable, by Golf Entertainment, Inc. All Persons executing this Agreement and to execute all closing documentation are incumbent in the offices which such officers purport to hold. This Agreement is, and the other documents required will be, when executed and delivered to Purchaser, the valid and binding obligations of Seller enforceable against Seller in accordance with their respective terms subject only to bankruptcy, insolvency, reorganization, moratoriums or similar laws in effect affecting the enforceability or rights of creditors generally and by general equitable principles which may limit the right to obtain equitable relief.

      3.03 NO ADVERSE CONSEQUENCES.

      Except as listed on SCHEDULE 3.03, neither the execution, delivery or performance of this Agreement by Seller nor the consummation of the sale and purchase of the Lease Portfolio or the Equipment, or any other transaction contemplated by this Agreement by Seller, does or will, after the giving of notice, or the lapse of time, or otherwise:

      (a) conflict with, result in a breach of, or constitute a default under any Lease;

      (b) terminate or amend, or give any party the right to terminate or amend or refuse to perform, any Lease;

      (c) accelerate or give any party the right to accelerate the time within which, or the terms under which, any duties or obligations are to be performed, or any rights or benefits are to be received, under any Lease; or

      (d) require the consent of any Person other than Seller.

      3.04 TITLE TO LEASE PORTFOLIO: LIENS AND ENCUMBRANCES.

      Seller owns good and marketable title to all of the Leases in the Lease Portfolio free and clear of any and all mortgages, liens, encumbrances, pledges, or security interests except for security interests held by Excel and/or Finova which shall be released at Closing, and items set forth on SCHEDULE 3.04.

      3.05 THE LEASES AND LEASE PORTFOLIO.

      Except as set forth in SCHEDULE 3.05:

      (a) no event of default exists under any of the Leases and no event has occurred under any of the Leases which would constitute a default thereunder but for the requirement, if any, that notice be given or time elapse or both;

      (b) the copies of the Leases previously furnished and to be furnished to Purchaser are true and complete copies and include any and all amendments thereto;

      (c) all Equipment has been paid for in full; and

      (d) all sales and personal property taxes due on the Equipment has been paid in full, or adequate reserves have been maintained to pay such amounts.

      3.06 NO LITIGATION: LABOR DISPUTES, COMPLIANCE WITH LAWS.

      Except as set forth in SCHEDULE 3.06 there is no judgment, litigation, arbitration proceeding, or proceeding before or by any agency or other administrative or regulatory body, authority or bankruptcy court, which, if concluded adversely to the Seller, would have a materially detrimental effect on the Lease Portfolio.

      3.07 NO BROKERS.

      Neither this Agreement nor the sale and purchase of the Lease Portfolio or any other transaction contemplated by this Agreement was induced or procured through any Person acting on behalf of or representing Seller as broker, finder, investment, banker, financial advisor or in any similar capacity, except as identified in SCHEDULE 3.07.

      3.08 BUSINESS IN THE ORDINARY COURSE.

      Seller represents and warrants that it has, since June 30, 1999 to the date hereof, serviced the Leases in the Lease Portfolio in the ordinary course of business in accordance with good practices, further, except as set forth in
SCHEDULE 3.08 hereof, not entered into any agreements either extending the term of or renewing or modifying the terms of any of the Leases, and has not sold or disposed of any Equipment at less than reasonable fair market value.

      3.09 REPRESENTATIONS AS OF THE CLOSING DATE.

      Seller's representations and warranties set forth in this Agreement shall be true and correct on the date of this Agreement and as of the Closing Date, as though such representations and warranties were made on and as of such time.

      3.10 REPRESENTATIONS BY GOLF.

      Golf represents and warrants that all of Seller's and Golf's representations and warranties set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date, as though such representations and warranties were made on and as of such time.

      3.11 REPRESENTATIONS BY SELLER AND GOLF.

      The representations and warrants of the Seller and Golf under this Article shall not, in any event, extend to any actions taken by the Purchaser in it's capacity as Asset Manager under that certain Asset Management Agreement by and between Seller and Purchaser of even date herewith with respect to any of the Assets that are the subject of this Agreement.

                                   ARTICLE IV

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

      Purchaser represents and warrants to Seller as follows:

      4.01 ORGANIZATION.

      Purchaser is a corporation duly organized and validly existing under the laws of the State of Connecticut. Purchaser has full corporate power to purchase the Lease Portfolio pursuant to this Agreement and to conduct the business required of the Purchaser pursuant to the Leases in the Lease Portfolio.

      4.02 AUTHORIZATION: ENFORCEABILITY.

      The execution, delivery and performance of this Agreement and all documents required hereby to be executed and delivered by Purchaser are within the corporate power of Purchaser and have been duly authorized by all necessary corporate action by Purchaser. All persons executing this Agreement and to execute all closing documentation are incumbent in the offices which such officers purport to hold. This Agreement is, and the other documents required hereby will be, when executed and delivered by Purchaser, the valid and binding obligations of Purchaser, enforceable against Purchaser, in accordance with their respective terms subject only to bankruptcy, insolvency, reorganization, moratoriums or similar laws at the time in effect affecting the enforceability or right of creditors generally and by general equitable principles which may limit the right to obtain equitable relief.

      4.03 BROKERS.

      Neither this Agreement nor the sale and purchase of the Purchased Assets or any other transaction contemplated by this Agreement was induced or procured through any Person acting on behalf of or representing Purchaser as broker, finder, investment banker, financial advisor or in any similar capacity.

      4.04 PURCHASER'S REPRESENTATIONS.

      Purchaser's representations and warranties set forth in this Agreement shall be true and correct on the date of this Agreement and as of the Closing Date.

      4.05 REPRESENTATIONS AS OF THE CLOSING DATE.

      Purchaser's representations and warranties set forth in this Agreement shall be true and correct on the date of this Agreement and as of the Closing Date, as though such representations and warranties were made on and as of such time.

                                    ARTICLE V

                       CERTAIN MATTERS PENDING THE CLOSING

      From and after the date of this Agreement and until the Closing Date:

      5.01 SELLER'S OBLIGATIONS PENDING CLOSING.

      Seller and Golf do hereby covenant and agree that from the date hereof through the Closing Date, Seller shall:

      (a) service the Leases in the Lease Portfolio in the ordinary course of business in accordance with good practices, introduce representatives of Purchaser to Customers, and assist in the transfer of the Lease Portfolio;

      (b) except with Purchaser's prior consent, not to be unreasonably withheld, not enter into, or become obligated under any Lease, or other agreement or commitment, relating to any of the assets which are the subject of this Agreement;

      (c) use it best efforts to obtain the consent of all Persons required in order to consummate the transactions contemplated by this Agreement prior to the Closing Date;

      (d) not issue any notices, releases, statements and communications to employees, Customers or other persons doing business with Seller and to the general public relating to the transactions covered by this Agreement except at such times and in such manner as may be approved by the Seller, approval not to be unreasonably withheld;

      (e) give the Purchaser notice on a periodic basis and not less than monthly of all Recurring Revenue and all Revenue, General, including a specific designation of the Lease or Equipment from which any such revenue is derived;

      (f) prepare and produce at the Closing a certified schedule of all Recurring Revenue and Revenue, General including as to each receipt a designation of the Lease and/or Equipment to which the receipt applies;

      (g) not, without written approval of the Purchaser, not to be unreasonably withheld, enter into any renewal, or other amendment, or modification of any one or more of the terms of any one or more of the Leases; and

      (h) procure from any lender holding a security interest not to be released at Closing on any of the Equipment and on any one or more of the Leases, a consent to the transfer of the Equipment and Leases and to the assignment and assumption agreement, and an affidavit indicating that there has not been any default on any of the obligations with respect to any such security interest.

      5.02 EXCEPTION TO SELLER'S OBLIGATIONS PENDING CLOSING.

      Seller shall not be deemed to be in breach of any of its obligations pending Closing as set forth in Section 5.01 hereof to the degree that any such claimed breach of obligations either results from or arises out of any actions of the Purchaser in its capacity as Asset Manager under that certain Asset Management Agreement of even date herewith with respect to any of the Assets that are the subject of this Agreement.

      5.03 PURCHASER'S OBLIGATIONS PENDING CLOSING.

      Purchaserdoes hereby covenant and agree that from the date hereof through the Closing Date, Purchaser shall: (a) use its best efforts to obtain the consent of all persons required in order to consummate the transactions contemplated by this Agreement prior to the Closing Date;

      (b) not issue any notices, releases, statements and communications to employees, Customers or other persons doing business with Purchaser and to the general public relating to the transactions covered by this Agreement except at such times and in such manner as may be approved by the Seller, approval not to be unreasonably withheld; and

      (c) use its best efforts to procure from Excel, and/or another qualified lending institution, financing necessary to pay and discharge the Seller's Obligations.

                                   ARTICLE VI

              CONDITIONS PRECEDENT TO THE OBLIGATIONS OF PURCHASER

      Each and every obligation of Purchaser to be performed on the Closing Date shall be subject to the satisfaction prior to or at the Closing in all material respects of the following express conditions precedent.

      6.01 COMPLIANCE WITH AGREEMENT.

      Seller shall have performed and complied in all respects with all of their obligations under this Agreement which are to be performed or complied with by them prior to or on the Closing Date.

      6.02 PROCEEDINGS AND INSTRUMENTS SATISFACTORY.

      All proceedings, corporate and other, to be taken by Seller in connection with the performance of this Agreement, and all documents incident thereto, shall be complete in accordance with this Agreement.

      6.03 REPRESENTATIONS AND WARRANTIES.

      The representations and warranties made by Seller in this Agreement shall be true and correct as of the Closing Date except to the degree that any default hereunder shall arise out of any actions taken by the Purchaser in it's capacity as Asset Manager under that certain Asset Management Agreement by and between Seller and Purchaser of even date herewith with respect to any of the Assets that are the subject of this Agreement.

      6.04 NO ADVERSE CHANGE.

      Between the date of this Agreement and the Closing Date, there shall have been no adverse change in the financial condition or results or operation of the Lease Portfolio.

      6.05 DELIVERIES AT CLOSING.

      Seller shall have delivered or cause to be delivered to Purchaser the documents, each properly executed and dated as of the Closing Date as required pursuant to this Agreement.

      6.06 LOAN CONTINGENCY.

      The obligations of the Purchaser hereunder are subject to and conditioned on the Purchaser being able to procure, from Excel Bank, N.A. or another lender designated by the

Purchaser, on or before September 24, 1999 at 5:00 p.m., an unconditional and unqualified commitment for a loan in the amount adequate to satisfy Seller's Obligations and at an interest rate and on other terms and conditions reasonably acceptable to Purchaser. In the event that Purchaser is unable to procure such a commitment within the time limited, then it shall have the right to terminate its obligations under this Agreement by notice to the Seller given not later than forty-eight (48) hours after the expiration of the time limited for procuring the loan commitment.

                                   ARTICLE VII

                CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SELLER

      Each and every obligation of Seller to be performed on the Closing Date shall be subject to the satisfaction prior to or at the Closing of the following express conditions precedent.

      7.01 COMPLIANCE WITH AGREEMENT.

Purchaser shall have performed and complied in all material respects with all of its obligations under this Agreement which are to be performed or complied with by it prior to or on the Closing Date.

      7.02 PROCEEDINGS AND INSTRUMENTS SATISFACTORY.

      All proceedings, corporate and other, to be taken by Purchaser and Golf Entertainment, Inc. and its shareholders in connection with the transactions contemplated by this Agreement, and all documents incident thereto, shall be complete in accordance with this Agreement.

      7.03 REPRESENTATIONS AND WARRANTIES.

      The representations and warranties by Purchaser shall be true and correct as of the Closing Date.

      7.04 DELIVERIES AT CLOSING.

      Purchaser shall have delivered or cause to be delivered to Seller the documents:

      (a) required by this Agreement, each properly executed and dated as of the Closing Date, and also shall have made the payments described in Section 2.02(a), as adjusted; and

      (b) acknowledgement by each of Excel and Finova that Seller's Obligations have been paid and discharged.

                                  ARTICLE VIII

                                 INDEMNIFICATION

      8.01 INDEMNIFICATION BY SELLER.

      If the transactions contemplated herein shall close, Seller and Golf shall indemnify and hold harmless Purchaser its successors and assigns and all directors, officers, employees and representatives of each of the foregoing and promptly defend such Persons from and against any and all losses, damages, costs, liabilities and claims of any kind which such Persons may at any time suffer or incur, or become subject to, as a result of or in connection with:

      (i) any breach or inaccuracy of any of the representations and warranties made by Seller in or pursuant to this Agreement; and

      (ii) any failure by Seller to carry out, perform, satisfy and discharge any of its covenants, agreements, undertakings, liabilities or obligations under this Agreement or under any of the documents and materials delivered by Seller pursuant to this Agreement;

      (iii) Seller's rejection of any previous offer to sell its Lease Portfolio to any party other than Purchaser.

      8.02 INDEMNIFICATION BY PURCHASER.

      If the transactions contemplated herein shall close, Purchaser shall indemnify and hold harmless Seller, its shareholder and affiliated entities, successors and all assigns and all directors, officers, employees and representatives of each of the foregoing from and against, and reimburse such Persons for, any and all losses, damages, costs, liabilities and claims of any kind which such Persons may at any time suffer or incur, or become subject to, as a result of or in connection with:

      (i) any breach or inaccuracy of any representations and warranties made by Purchaser in or pursuant to this Agreement;

      (ii) any failure by Purchaser to carry out, perform satisfy and discharge any of its covenants, agreements, undertakings, liabilities or obligations under this Agreement or under any of the documents and materials delivered by Purchaser pursuant to this Agreement;

      iii) the ownership or service of the Lease Portfolio by Purchaser from and after the Closing Date;

      8.03 NOTIFICATION OF CLAIMS.

            (a) A party entitled to be indemnified pursuant to Section 8.01 or
8.02 hereof (the "Indemnified Party") shall notify the party liable for such indemnification (the "Indemnifying Party") in writing of any claim or demand which the Indemnified Party has determined has given or could give rise to a right of indemnification under this Agreement. Subject to the Indemnifying Party's right to defend in good faith third party claims as hereinafter provided, the Indemnifying Party shall satisfy its obligations under this Article within thirty (30) days after the receipt of written notice thereof from the Indemnified Party.

            (b) If the Indemnified Party shall notify the Indemnifying Party of any claim or demand pursuant to Section 8.03(a), and if such claim or demand relates to a claim or demand asserted by a third party against the Indemnified Party which the Indemnifying Party acknowledges is a claim or demand for which it must indemnify or hold harmless the Indemnified Party under Section 8.01 or
8.02 hereof, the Indemnifying Party may elect to defend any such claim or demand asserted against the Indemnified Party. The Indemnified Party shall cooperate in the defense of any such claim or demand. The Indemnifying Party shall notify the Indemnified Party in writing, within fifteen (15) days after the date of the notice of claim given by the Indemnified Party to the Indemnifying Party under
Section 8.03(a) of its election to defend in good faith any such third party claim or demand. So long as the Indemnifying Party is defending in good faith any such claim or demand asserted by a third party against the Indemnified Party, the Indemnified Party shall not settle or compromise such claim or demand. The Indemnified Party shall make available to the Indemnifying Party or its agents all Records and other materials in the Indemnified Party's possession reasonably required by it for its use in contesting any third party claim or demand.

      In the event that the Indemnifying Party shall elect not to defend, the Indemnified Party may, but shall not be obligated to, assume the defense of such claim at the cost and expense of the Indemnifying Party, subject to the right of the Indemnifying Party to assume the defense of such claim at any time prior to settlement, compromise or final determination thereof.

      Anything in this Section 8.03 to the contrary notwithstanding, (i) if there is a reasonable probability that a claim may materially and adversely affect the Indemnified Party other than as a result of money damages or other money payments, the Indemnified Party shall have the right, at its own cost and expense, to defend, compromise or settle such claim, and (ii) the Indemnifying

Party shall not, without the Indemnified Party's written consent, settle or compromise any claim or consent to entry of any judgment that does not include an unconditional term thereof giving by the claimant or the plaintiff to the Indemnified Party a release from all liability in respect to such claim.

                                   ARTICLE IX

                                     CLOSING

      9.01 CLOSING.

      The closing of this transaction shall take place at 10:00 a.m. on November 19, 1999 or on such other time and date as may be agreed upon by the parties hereto at such place as may be designated by Excel, or if none is so designated, at such a place as may be agreed upon by the parties or, if there is no agreement, at the offices of Seller's attorneys, Harkleroad and Hermance in Atlanta, Georgia.

      9.02 CLOSING DATE DELIVERIES.

      At the Closing on the Closing Date:

      (a) Seller shall deliver or cause to be delivered to Purchaser properly executed and dated as of the Closing Date:

            (i)   all executed original Leases;

            (ii) all Records pertaining to the Leases; (iii) a Bill of Sale confirming the sale of the Equipment;

            (iv) an Assignment and Assumption Agreement assigning the Leases and the Lease Portfolio;

            (v) a certificate as to all Recurring Revenue and Revenue, General;

            (vi) a certificate of incumbency as to any corporate officer executing any closing documents on behalf of the Seller.

            (vii) an opinion directed by its counsel to the Purchaser in form reasonably acceptable to the Purchaser, dated as of the Closing Date, confirming the matters set forth in Sections
                  3.01 and 3.02 hereof; and

            (viii) consents and affidavits required by Section 5.01(h);

            (ix) notices to all lessees of all Leases, duly executed by the Seller, of the transfer to Purchaser of Seller's interest in all Leases and Equipment, in form set forth on SCHEDULE 9.02
                  (ix); and

            (x) all other documents necessary or appropriate to complete the transaction contemplated by this Agreement.

      (b) Purchaser shall deliver, or cause to be delivered to Seller properly executed and dated as of the Closing Date:

            (i)   the Cash Consideration;

            (ii)  the Promissory Note;

            (iii) an Assignment and Assumption Agreement assigning the Lease
                  Portfolio;

            (iv) an opinion directed by its counsel to the Seller, in form reasonably acceptable to the Seller, dated as of the Closing Date, confirming the matters set forth in Sections 4.01 and
                  4.02 hereof; and

            (vi) all other documents necessary or appropriate to complete the transaction contemplated by this Agreement.

                                    ARTICLE X

                            COVENANTs NOT TO COMPETE

      10.01 CONSIDERATION.

      The parties acknowledges that the covenants provided for in this Article are an essential part of this Agreement and a material consideration for the undertakings of each party under this agreement.

      10.02 SELLER'S COVENANT.

      The Seller and Golf agree that, for the period of three (3) years following the Closing Date that neither they, nor either of them will, directly or indirectly through the use of subsidiaries, affiliates or, as the subsidiary of a larger organization, negotiate, arrange for, enter into or in any other way be involved in any activities relating to or pertaining to the sale or leasing of personal property of any kind to any one or more of the persons who are lessees under any one or more of the Leases. There shall, however, be excepted and excluded from this covenant any of Seller's activities relating to or pertaining to any leases and/or equipment owned by Seller as of the date of Closing which are not included among the assets which are being sold and transferred under this agreement.

      10.03 PURCHASER'S COVENANT.

      The Purchaser agrees that, in the event that the transactions contemplated hereby do not close for any reason, then the Purchaser will not, for a period of two years after the scheduled closing date, solicit leases from any existing customer of Seller excepting and excluding, however, Northrop/Grumman Corporation, Computer Sciences Corporation, and The Hertz Corporation.

      10.04 REMEDIES.

      The parties hereto recognize that any remedy at law available for the breach of either of the covenants hereinbefore set forth will be inadequate and that offended party shall be entitled to injunctive relief, either temporary and/or permanent with respect to any violation of the covenant which shall be in addition to and not in limitation of any and all remedies that the offended party may have in either law or equity for the enforcement of this covenant.

                                   ARTICLE XI

                            POST-CLOSING OBLIGATIONS

      11.01 SELLER'S OBLIGATIONS.

      Seller will, after the Closing, with due diligence and in no event later than three (3) days after receipt, forward to the Purchaser by overnight mail directed to the address hereinafter given for notices to the Purchaser, all communications from any lessee under any Lease and all remittances or payments on account of any assets being sold and transferred under this Agreement. If any such remittances are by draft made payable to the Seller, then the Seller shall forward the same on to the Purchaser duly endorsed to the order of the Purchaser.

                                   ARTICLE XII

                           TERMINATION, MISCELLANEOUS

      12.01 CONFIDENTIALITY.

      Purchaser acknowledges that it has been given access to confidential information, including trade secrets and business and financial records of the Seller. If the transaction contemplate hereunder does not close, Purchaser shall return promptly all copies of all confidential information, trade secrets, business or financial information or records of Seller to Seller, and Purchaser shall not disclose, nor use in its business in any way, and confidential information, trade secrets, or business or financial information or records of Seller.

      12.02 RESERVED

      12.03 EXTENSION OF CLOSING.

      In addition to any other provisions herein, Purchaser and Seller may elect to extend the Closing Date to any date to which such parties agree in writing.

      12.04 FURTHER ASSURANCES.

      From time to time after the Closing Date, upon the reasonable request of Purchaser, Seller shall execute and deliver or cause to be executed and delivered such further instruments of conveyance, assignment and transfer and take such further action as Purchaser may reasonably request in order more effectively to perfect the sale, assignment, and transfer of the Lease Portfolio and the Equipment. Seller agrees to cooperate with Purchaser in all reasonable respects to assure to Purchaser the continued title to and possession of the Lease Portfolio and the Equipment.

      12.05 SURVIVAL.

      The covenants and indemnities herein continue until all such covenants and indemnities are satisfied. The representations and warranties made in this Agreement or made pursuant hereto shall survive the Closing and the consummation of the transactions contemplated by this Agreement (except as otherwise provided herein) for a period of thirty (30) months.

      12.06 ENTIRE AGREEMENT: AMENDMENT.

      This Agreement and the documents referred to herein and to be delivered pursuant hereto constitute the entire agreement between the parties pertaining to the subject matter hereof, and supersede all prior and contemporaneous agreements, understandings, negotiations and discussions of the parties, whether oral or written, and there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof, except as specifically set forth herein. No amendment, supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by both parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision of this Agreement, whether or not similar, unless otherwise expressly provided.

      12.07 NOTICES.

      All notices shall be in writing and shall be deemed to have been properly given on the earlier of (i) when delivered in person, (ii) when deposited in the United States Mail, with adequate postage, and sent by registered or certified mail with return receipt requested, to the appropriate party at the address set out below, or (iii) when deposited with Federal Express, Express Mail or other overnight delivery service for next day delivery, addressed to the appropriate party at the address set out below.

      If to Purchaser:  Somerset Capital Group, Ltd.
                        1087 Broad Street, Suite 201
                        Bridgeport, Connecticut 06604-4260

      With a copy to:   Bernard Green, Esq.
                        Green and Gross, P.C.
                        1087 Broad Street
                        Bridgeport, Connecticut 06604

      If to Seller:     LEC Leasing, Inc.
                        Three Northwinds Center Road
                        2500 Northwinds Parkway, Suite 175
                        Alpharetta, Georgia 30004

      With a copy to:   Harkleroad & Hermance, P.C.
                        Suite 2500 - International Tower
                        229 Peachtree Street, N.E.
                        Atlanta, Georgia 30303

Rejection or other refusal by the addressee to accept, or the inability of the courier service or the United States Postal Service to deliver because of a changed address of which no notice was given, shall be deemed to be receipt of the notice sent. Any party shall have the right, from time to time, to change the address to which notices to it shall be sent by giving to the other party or parties at least ten (10) days prior notice of the changed address in the manner provided herein.

      12.08 COUNTERPARTS, HEADINGS.

      This Agreement may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same agreement. Article and Section headings in this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

      12.09 SEVERABILITY.

      If any provision, clause, or part of this Agreement or the application thereof under certain circumstances is held invalid, the remainder of this Agreement, or the application of such provision, clause or part under other circumstances shall not be affected thereby.

      12.10 NO RELIANCE.

            (a) no third party is entitled to rely on any of the representations, warranties and agreements of Purchaser and Seller contained in this Agreement; and

            (b) Purchaser and Seller assume no liability to any third party because of any reliance on the representations, warranties and agreements of Purchaser and Seller contained in this Agreement.

      12.11 TIME OF ESSENCE.

      Time if of the essence of this Agreement.

      12.12 SINGULAR/PLURAL; GENDER.

      Where the context so requires or permits, the singular form includes the plural, and the use of the plural form includes the singular, and the use of any gender includes any and all genders.

      12.13 GOVERNING LAW.

      All or part of this Agreement and the legal relations between the parties hereto has been negotiated in the State of Connecticut. This Agreement is to be governed by and construed in accordance with the laws of the State of Connecticut. The parties hereto consent to jurisdiction and venue in the Connecticut Courts of Fairfield County, Connecticut or in the courts of Fulton County, Georgia and in the United States District Court for the District of Connecticut or the Northern District of Georgia for all actions and proceedings relating to this Agreement and the transactions contemplated herein excepting and excluding however any actions brought with respect to Article XI.

      12.14 LITIGATION.

      In any litigation arising out of or under this Agreement, the court deciding the matter shall have the right to award to any prevailing party or parties all reasonable and necessary expenses incurred in either the prosecution or defense of the litigation including, without limitation, reasonable attorneys' fees.

      12.15 JOINT PREPARATION.

      This Agreement shall be deemed to have been jointly prepared, and no ambiguity herein shall be construed against any party based upon the identity of the author of this Agreement or any portion hereof.

      12.16 EXPENSES.

      Each party shall bear its expenses incurred in connection with this Agreement and in connection with all things required to be done by each hereunder.

      12.17 ASSIGNMENT.

      Neither party hereto may assign its rights or obligations hereunder without the written consent of the other party hereto until the closing occurs; thereafter, all rights and obligations that remain hereunder shall inure to and be binding upon the parties and their respective successors and assigns.

      12.18 INCOME TAX POSITION.

      Neither Purchaser nor Seller shall take a position for income tax purposes which is inconsistent with this Agreement.

      IN WITNESS WHEREOF, the parties have caused this Purchase and Sale Agreement to be duly executed and sealed as of the day and year first above written.

SELLER:
LEC LEASING, INC.

By:/s/ Ronald G. Farrell
   ---------------------------------
Title: President
       -----------------------------
Attest: /s/ William J. Vargas
       -----------------------------
Title: Chief Financial Officer
       -----------------------------

[CORPORATE SEAL]

                           GOLF ENTERTAINMENT, INC.

                           By:/s/ Ronald G. Farrell
                              ---------------------------------
                           Title: President
                                  -----------------------------
                           Attest: /s/ William J. Vargas
                                  -----------------------------
                           Title: Chief Financial Officer
                                  -----------------------------

                           [CORPORATE SEAL]

                                          PURCHASER:
                                          SOMERSET CAPITAL GROUP, LTD.

                                          By: /s/ Pedro Wasmer
                                              -----------------------------
                                          Title: President
                                                 --------------------------
                                          Attest: [ILLEGIBLE]
                                                 --------------------------
                                          Title:  V.P. & Corp. Secy.
                                                 --------------------------

                                          [CORPORATE SEAL]

                                   EXHIBIT "A"

                                 PROMISSORY NOTE

                                 PROMISSORY NOTE

$400,000                                                      October ____, 1999

      FOR VALUE RECEIVED, the undersigned, (hereinafter referred to as "Maker"), promises to pay to the order of LEC LEASING, INC., (hereinafter referred to as "Payee", which term shall include any holder hereof), at 9925 Haynes Bridge Road, Alpharetta, Georgia 30202, or at such other place as Payee may designate, the principal sum of Four Hundred Thousand Dollars ($400,000), together with all charges herein provided and interest thereon at the annual rate of ten percent (10%) on the unpaid balance from the date hereof, payable in immediately available U.S. funds or in other form reasonably satisfactory to Payee, at the rates and in the manner hereinafter set forth.

      On the first day of the first calendar month after the date of this Note, the Maker shall pay the interest accrued on this Note to the end of the prior month. Thereafter, this Note shall be due and payable in thirty (30) consecutive equal monthly payments, each in the amount of $14,999.57 to be applied first on account of interest accrued on the Note to the date of payment and, thereafter, in reduction of principal with the first such installment to be due and payable on the first day of the second calendar month following the month during which this Note is made.

      If not sooner paid, the entire balance of this Note shall be due and payable ___________, 2002.

      Maker may prepay all or any portion of the amount due hereunder without penalty, provided however that any prepayment of principal or reduction in the principal amount of this Note shall not reduce the principal amount due of any monthly payment, until this Note is paid in full.

      Upon the failure by Maker to make any payment of principal or interest or any combination thereof on this Note, when due or within any applicable cure period, at the option of Payee, the entire unpaid balance of principal and interest evidenced by this Note shall immediately become due and payable without demand made therefor and without notice to any person, notice of the exercise of said option being hereby expressly waived, and Payee shall have all remedies available under law and equity, time being of the essence of this Note.

      Upon the failure to make a payment when due, Payee may send notice of such failure by means permitted in the Purchase and Sale Agreement of even date herewith.

      Presentment for payment, notice of dishonor, protest, notice of protest and diligence in bringing suit against any party hereto are hereby waived by Maker.

      Neither any forbearance nor any delay of the Payee to exercise any right, remedy, power or privilege under this Note, nor any course of dealing between any of the Maker and the Payee, shall operate as a waiver hereof or impair any such right, remedy, power or privileges by Payee shall preclude further or other exercise thereof.

      This Note shall be governed by and interpreted in accord with the laws thereof. The Maker consents to jurisdiction and venue in the Georgia Courts of Fulton County, Georgia and in the United States District Court for the Northern District of Georgia. If this Note is not paid when due, Maker shall also be liable for reasonable legal fees relating to the collection hereof.

      The provisions of this Note are deemed to be severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions, which shall continue in full force and effect and no modification of this Note shall be binding or enforceable unless in writing and signed by or on behalf of the party against whom enforcement is sought.

      All capitalized terms herein shall have the same meaning as such term has in the Purchase and Sale Agreement of even date herewith. This Note is subject to rights which the Maker has as Purchaser under said Purchase and Sale Agreement.

      IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby have caused this Note to be duly executed the day and year first above written under the undersigned's hand and seal.

Somerset Capital Group, Ltd.

By: ________________________________
Its: ________________________________

                                   EXHIBIT "B"

                                  BILL OF SALE

                                  BILL OF SALE

      This Bill of Sale is entered into under the following circumstances:

      Somerset Capital Group, Ltd., a Connecticut corporation ("Purchaser") and LEC Leasing, Inc. ("Seller"), a Nevada corporation have entered into an agreement this same date, (the "Agreement") for the sale by Seller to Purchaser of certain business equipment as set forth on SCHEDULE 1.04 to the Agreement, which equipment is currently being leased to various customers pursuant to Leases, as further defined in the Agreement, for consideration specified in the Agreement.

      In view of such Agreement, Seller, for good and valuable consideration paid, and pursuant to the Agreement, does hereby sell, assign, transfer and deliver to Purchaser the Equipment as set forth on SCHEDULE 1.04.

      This Bill of Sale is executed and delivered this ___ day of _________1999.

                                                LEC LEASING, INC.

                                                By: __________________

                                                Title: _______________

Attest: ______________________

Title: _______________________

[CORPORATE SEAL]

                                   EXHIBIT "C"

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

      This Assignment and Assumption Agreement is entered into by and between Somerset Capital Group, Ltd. ("Purchaser") and LEC Leasing, Inc. ("Seller"), as of this ___day of ___________, 1999.

      In view of the fact that Seller and Purchaser have entered into an agreement (referred to as the "Agreement") this same day whereby Seller will assign, and Purchaser will assume, all rights and obligations of Seller under certain Leases, as listed on SCHEDULE 1.04, 1.08 and 3.04 of the Agreement, the parties agree as follows:

      Seller does hereby assign all of its right, title, interest and obligations pursuant to the Leases listed in the Agreement. Purchaser does hereby assume and agree to perform, discharge, pay, and fully satisfy, all of the obligations and commitments of Seller arising from the Leases listed in either SCHEDULE 1.04, 1.08 or SCHEDULE 3.04 of the Agreement, whether primary, secondary, matured or unmatured, fixed, absolute or contingent, including, all obligations, if any, of Seller with respect to repair or payment for the Equipment, and Purchaser shall all also assume all rights of Seller pursuant to such Leases, including but not limited to, the right, if any, to receive payments under such Leases.

      This Assignment and Assumption Agreement is executed and delivered this ______ day of ________________, 1999.

                                              LEC LEASING, INC.
                                              By: __________________________

                                              Title:________________________

Attest: ___________________________

Title: ____________________________
[CORPORATE SEAL]

                                              SOMERSET CAPITAL GROUP, LTD.

                                              By: __________________________

                                              Title: _______________________

Attest: ___________________________

Title: ____________________________
[CORPORATE SEAL]

                                              GOLF ENTERTAINMENT, INC.

                                              By: __________________________

                                              Title: _______________________

Attest: ___________________________

Title: ____________________________
[CORPORATE SEAL]

LEC LEASING, INC.
SCHEDULE 1.04
EQUIPMENT UNDER LEASE AS OF
   JUNE 30, 1999

----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
ACCT     ACCOUNT            LESSEE             QTY      MFR          MACHINE    MODEL                   DESCRIPTION
 #         NAME
----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
1546  H-8250-A      HERTZ CORP.

1588  AP-GRP-14     BED, BATH & BEYOND          5   IBM            4683        P41       REGISTERS
                                                5   IBM            4683        002       REGISTERS

1597  TC-VM-SF      TIFFANY & CO                1   AT&T           7056        ASD       VOICE MAIL

1600  TC-PBX-GA     TIFFANY & CO                1   AT&T           PBX                   TELEPHONE SYS

1602  AP-GRP-15     BED, BATH & BEYOND         10   IBM            4683        P42       REGISTERS
                                                8   IBM            4683        002       REGISTERS

1607  TC-PBX-VA     TIFFANY & CO                1   AT&T           PBX                   TELEPHONE SYS

1608  TC-PBX-BOS    TIFFANY & CO                1   AT&T           PBX                   TELEPHONE SYS

1610  AP-GRP-16     BED, BATH & BEYOND         14   IBM            4693        421       REGISTERS

1611  AP-087-01     BED, BATH & BEYOND         12   IBM            4693        421       REGISTERS

1617  NMM-002       NAT'L MERCHANTS MKTG        2   IBM            4693        421       REGISTERS
                                                3   IBM            4693        541       REGISTERS

1618  TC-4683-MAD   TIFFANY & CO                2   IBM            4693        541       REGISTERS

1619  TC-4693-HR    TIFFANY & CO                8   IBM            4693        541       REGISTERS

1620  TC-4693-WP    TIFFANY & CO                9   IBM            4693        541       REGISTERS

1621  TC-4693-LAB   TIFFANY & CO                1   IBM            4693        541       REGISTERS
                                                3   IBM            4019        039       PRINTERS

1622  TC-4693-SH    TIFFANY & CO                8   IBM            4693        541       REGISTERS
                                                1   IBM            4693        541       REGISTERS
                                                1   IBM            9577        DNG       CONTROLLER

1623  TC-4693-NY    TIFFANY & CO               21   IBM            4693        541       REGISTERS
                                               47   IBM            4693        541       REGISTERS

1624  TC-PBX-DAL    TIFFANY & CO                1   AT&T           PBX                   TELEPHONE SYS

1625  TC-PBX-CM     TIFFANY & CO                1   AT&T           PBX                   TELEPHONE SYS

1626  TC-PBX-BH     TIFFANY & CO                1   AT&T           PBX                   TELEPHONE SYS

1627  TC-PBX-TROY   TIFFANY & CO                1   AT&T           PBX                   TELEPHONE SYS

1629  HGC-TJLR      HARTFORD GRAD CTR           1   IBM            9402        200       PROCESSOR

1631  AP-086-01     BED, BATH & BEYOND         10   IBM            4693        421       REGISTERS

1632  AP-088-01     BED, BATH & BEYOND         12   IBM            4693        421       REGISTERS

1637  NMM-003       NATIONAL BOOK               6   IBM            4693        421       REGISTERS
                                                4   IBM            4693        741       REGISTERS


                                 Schedule 1.04                            Page 1

LEC LEASING, INC.
SCHEDULE 1.04
EQUIPMENT UNDER LEASE AS OF
   JUNE 30, 1999

----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
ACCT     ACCOUNT            LESSEE             QTY      MFR          MACHINE    MODEL                   DESCRIPTION
 #         NAME
----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
1638  AP-093-01     BED, BATH & BEYOND         12   IBM            4693        421       REGISTERS

1639  HGC-007R      HARTFORD GRAD CTR

1640  AP-096-01     BED, BATH & BEYOND         10   IBM            4693        421       REGISTERS

1641  TC-VM-CH      TIFFANY & CO                1   AT&T           7056        PSD       VOICE MAIL

1643  AP-090-01     BED, BATH & BEYOND         12   IBM            4693        421       REGISTERS

1644  TC-VM-SD      TIFFANY & CO                1   AT&T           7056        ASD       VOICE MAIL SYST

1645  AP-091-01     BED, BATH & BEYOND         10   IBM            4693        421       REGISTERS

1649  AP-089-01     BED, BATH & BEYOND          8   IBM            4693        421       REGISTERS

1650  AP-092-01     BED, BATH & BEYOND         10   IBM            4693        421       REGISTERS

1652  AP-097-01     BED, BATH & BEYOND         10   IBM            4693        421       REGISTERS

1655  AP-098-01     BED, BATH & BEYOND         10   IBM            4693        421       REGISTERS

1656  AP-094-01     BED, BATH & BEYOND         10   IBM            4693        421       REGISTERS

1658  TC-4693-MAD1  TIFFANY                     2   IBM            4693        541       REGISTERS

1659  AP-099-01     BED, BATH & BEYOND         10   IBM            4693        421       REGISTERS

1660  AP-082-01     BED, BATH & BEYOND         12   IBM            4693        421       REGISTERS

1661  AP-100-01     BED, BATH & BEYOND         10   IBM            4693        421       REGISTERS

1666  TC-4693-NY1   TIFFANY & CO               13   IBM            4693        541       REGISTERS

1667  TC-4693-KOP   TIFFANY & CO                8   IBM            4693        541       REGISTERS

1668  NNM-004       NATIONAL BOOK               4   IBM            4693        421       REGISTERS

1674  AP-031-01     BED, BATH & BEYOND          4   IBM            4693        421       REGISTERS

1676  NNM-005       NATIONAL BOOK               2   IBM            4693        741       REGISTERS
                                                6   IBM            4693        421       REGISTERS

1681  ND-132        NEWSDAY                     1   EMC            5500        9M42      TAPE ROBOTIC

1686  HGC-009R      HARTFORD GRADUATE CENTER

1693  TC-VM-PB      TIFFANY & CO                    AT&T           7056        ASN       VOICE MAIL

1694  TC-VM-BAL     TIFFANY & CO                    AT&T           7056        ASN       VOICE MAIL

1695  TC-VM-OB      TIFFANY & CO                    AT&T           7056        ASN       VOICE MAIL

1696  TC-VM-HO      TIFFANY & CO                    AT&T           7056        ASN       VOICE MAIL

1698  ND-133        NEWSDAY                     1                  P120                  CHATTERBOOK CD


                                 Schedule 1.04                            Page 2

LEC LEASING, INC.
SCHEDULE 1.04
EQUIPMENT UNDER LEASE AS OF
   JUNE 30, 1999

----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
ACCT     ACCOUNT            LESSEE             QTY      MFR          MACHINE    MODEL                   DESCRIPTION
 #         NAME
----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
1700  TC-VM-TO      TIFFANY & CO                    AT&T           63153P                VOICE MAIL

1704  NNM-006       NATIONAL BOOK               4   IBM            4693        421       REGISTERS

1705  TC-4693-XTRA  TIFFANY & CO                4   IBM            4693        741       REGISTERS

1706  TC-4693-BH    TIFFANY & CO               12   IBM            4693        741       REGISTERS

1707  TC-4693-DC    TIFFANY & CO                7   IBM            4693        741       REGISTERS

1708  TC-4693-CM    TIFFANY & CO                8   IBM            4693        741       REGISTERS

1709  TC-4693-AT    TIFFANY & CO                7   IBM            4693        741       REGISTERS

1710  TC-VM-PH      TIFFANY & CO                    AT&T           7056        PSN       VOICE MAIL

1712  NNM-007       NATIONAL BOOK               1   YALE                                 FORKLIFT

1713  TC-4693-CC    TIFFANY & CO                7   IBM            4693        741       REGISTERS

1715  ND-135        NEWSDAY                     1   INNOVATIVE     HASN        335       MAILING MACHINE

1718  TC-VIDEO-F    TIFFANY & CO                    AT&T           3830        527       VIDEO CONFERENCE

1720                TIFFANY & CO                2   AT&T           3830        527       VIDEO CONFERENCE

1723                CASE CORP                   2   MEMOREX        5600                  SULTAN AUTO
                                                                                         ROBOTIC LIBRARY

1724                TIFFANY & CO               10   IBM            5494        EXT       CONTROLLER
                                               10   IBM            5494        1100      TOKEN RING ADP
                                               10   IBM            5494        1200      TWINAX EXP KIT

1726                CASE                       13   HUGHES         VSAT        1.2M      SATTELITE DISH

1727                CASE                       19   HUGHES         VSAT        1.2M      SATTELITE DISH

1728                CASE                       24   HUGHES         VSAT        1.2M      SATTELITE DISH

1729                CASE                       16   HUGHES         VSAT        1.2M      SATTELITE DISH

1731                HARTFORD GRAD               1   SUN            X972A                 RACK MOUNT RAILS
                                                4   SUN            M1170       M1200     UPGRADE\ULTRA 2
                                                5   SUN            UBA1-92     128EB     167MHZ,128MB,2X2G
                                                4   SUN            X5501A                8.4G 5400PRM SCSI
                                                1   SUN            X1021A                PRESTOSERVER NFS
                                               13   SUN            X1018A                SBUS ADAPTER
                                                5   SUN            X6272A      16-32G    4MM TAPE AUTO
                                                7   SUN            X903A       50-68     1.2 METER EXT
                                                5   SUN            X904A       50-68     2.0 METER EXT
                                                2   SUN            UNFIR-MSC   2.0-P     SPAC FIREWAL
                                                2   SUN            FIR-2.0-P             FIREWALL-1.2
                                                1   SUN            X5161A                INT DISKBD 4GB


                                 Schedule 1.04                            Page 3

LEC LEASING, INC.
SCHEDULE 1.04
EQUIPMENT UNDER LEASE AS OF
   JUNE 30, 1999

----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
ACCT     ACCOUNT            LESSEE             QTY      MFR          MACHINE    MODEL                   DESCRIPTION
 #         NAME
----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
                                                1   SUN            ENTCAB                EXPANSION CABINET
                                                1   SUN            X5511A                DISK 4.2GB/7200
                                                1   SUN            X5151A                DISK 2GB/7200
                                                2   SUN            X7001A                OPT MEMORY 32MB
                                                3   SUN            X765A                 INT DISK 2GB
                                                1   SUN            X5225A                INT DISK 4GB/5400
                                                2   SUN            X907A                 CABLE
                                                1   SUN            ENT4000               4000 SERVER FAMIL
                                                1   SUN            X790A                 STORAGE ARRAY MD
                                                1   SUN            X1057A                CHNL HOST ADAPT
                                                2   SUN            X6253A                4-8GB 4MM TAPE
                                                2   SUN            X6152A                CD SPRCSTRG
                                                1   SUN            X5156A                644M INT CD
                                                1   SUN            X5153A                2G INT DISK
                                                2   SUN            X7001A                32M MEMEORY
                                                1   SUN            NETRA-I     1145      143MHZ 17"
                                                2   CISCO          VIP2-20               PROC. 2 MODEL 20
                                                2   CISCO          PA-FE-TX              1 PORT ADAPTER
                                                1   CISCO          PA-8E                 8PORT ETHERNET
                                                1   CISCO          CAB-V35MT             CABLE
                                                1   CISCO          7507                  7SLOT,2CYBUS
                                                1   CISCO          MEM-RSP     FLC16M    FLASH MEM 16MG
                                                1   CISCO          MEM-RSP     32        RSP1/2 DRAM 32MG
                                                1   CISCO          SF-G75BS              11.0.7 DESKTOP
                                                1   CISCO          2511                  COMSRV/RTR 2500
                                                2   CISCO          SF25E                 REM.ACCES SERVER
                                                2   CISCO          MEM-1X16D             16MB RAM SIMM
                                                3   CISCO          CAB-OCTAL             KIT CABLE
                                                1   CISCO          2509                  COMSRV/RTR 2500
                                                2   CISCO          MEM-1X8F-U            ADD'L 8MB FLASH
                                                1   CISCO          WS-C5001              CATALYST 500-SVR
                                                2   CISCO          WS-X5213              CATALYST 5K ETHER
                                                1   CISCO          WS-C2901              14 PORT SE SWITCH
                                                2   CISCO          WS-C3016A             CATALYST 3000
                                                2   CISCO          WS-X3002              4 PORT 10-BASE-T
                                                2   CISCO          WS-X3001              100 BASE-T MODULE
                                                1   CISCO          FR-NF75               7500 SWITCHING LIC
                                                2   CISCO          WX-X3004              CAT\3000 STACKPORT
                                                1   CISCO          CWSI-1.0    SOLAR     SOLARIS STANDALONE
                                                1   QMS            2425EX                PRT-SYS, 110V
                                                1   QMS            P550                  DUPLEX KIT
                                                1   QMS            2425                  KIT,OPT,PRT-SYS
                                                1   QMS            2600        433-103   KIT,OTRBD,MULTI
                                                4   LEXMARK        OPTRA                 LEXMARK PRINTER
                                                4   LEXMARK        DUPLEX                OPTRA DUPLEXER
                                                3   LEXMARK        DUAL-R                DUAL R FEEDER
                                                4   LEXMARK                              16MB MEMORY
                                                2   LIGHTWAVE      SCS                   RACK MOUNT 12 PRT
                                                6   LIGHTWAVE      DUAL        2 PORT    SPOOLER MODULE
                                                6   LIGHTWAVE                            CABLE RJ45 2 MET
                                                6   LIGHTWAVE                            CABLE RJ45 5 MET
                                               12   LIGHTWAVE      RECEPTACL             CONSOLE ADAPTER


                                 Schedule 1.04                            Page 4

LEC LEASING, INC.
SCHEDULE 1.04
EQUIPMENT UNDER LEASE AS OF
   JUNE 30, 1999

----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
ACCT     ACCOUNT            LESSEE             QTY      MFR          MACHINE    MODEL                   DESCRIPTION
 #         NAME
----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
1732                PEROT                       1   CISCO          AS5200                ETHERNET AS5200
                                                1   CISCO          AS5200      2500      2500 SERIES IOS
                                                1   CISCO          AS5200      DRAM      12MG UPGRADE
                                                1   CISCO          AS5200                4MB BOOT FLASH
                                                1   CISCO          AS52        2CT1      DUAL T1/PRI CARD
                                                1   CISCO          AS52        24B-MCOM  V.34 CARRIER CARD

1735                TIFFANY & CO                1   IBM            9406        500       LIC SYSTEM UNIT
                                                1   IBM            9406        2612      EIA 232/V.24 ADP
                                                1   IBM            9406        2142      12.6 RPR PROC
                                                1   IBM            9406        2613      V.35 1-LINE ADP
                                                1   IBM            9406        2619      16/4MBPS TKN RNG
                                                1   IBM            9406        2621      MEDIA DEVICE
                                                1   IBM            9406        2623      COMM CONTROLLER
                                                2   IBM            9406        2644      3490 MAGNETIC TP
                                                1   IBM            9406        2674      OPTICAL BUS ADP
                                                1   IBM            9406        2686      OPTICAL (266MBPS)
                                                2   IBM            9406        3184      32MB MAIN STORAGE
                                                1   IBM            9406        5051      8 DISK UNIT STG
                                                1   IBM            9406        5052      16 DISK UNIT
                                                1   IBM            9406        5070      UNIT EXP TOWER
                                                2   IBM            9406        5143      BULK 400 POWER
                                                4   IBM            9406        6050      TWINAX WKST CTR
                                                1   IBM            9406        6380      2.5GB CART TAPE
                                                2   IBM            9406        6512      DISK UNIT CNTRL
                                               25   IBM            9406        6606      1.96GB DISK UNIT
                                                2   IBM            9406        8186      128MB MAIN STOR
                                               52   IBM                                  CABLES

1746                CASE                       17   HUGHES         VSAT        1.2M      SATTELITE DISH

1747                CASE                        8   HUGHES         VSAT        1.2M      SATTELITE DISH

1751                TIFFANY & CO                1   IBM            9406        6607      4.19GB DISK UNIT

1755                TIFFANY & CO                1   IBM            5494        EXT       REMOTE CONTROLLER
                                                1   IBM            5494        1100      TOKEN RING ADP
                                                1   IBM            5494        1200      TWINAX EXP KIT

1761                NORTHROP                    1   IBM            7006        42T       RISC/600
                                                1   IBM            7006        3030      1080MB SCSI2 DISK
                                                1   IBM            7006        2610      3.5-2.88MB DISK DR
                                                1   IBM            7006        2643      GXT500 GRAPH ADAPT
                                                1   IBM            7006        3107      SER PORT CONV CABLE
                                                1   IBM            7006        3610      P70 MONITOR 19.1"
                                                4   IBM            PNY                   32MB PYN MEMORY
                                                1   IBM            7006        4043      5MB L2 CACHE
                                                1   IBM            7006        9397      1080MB BSE SCSI DR
                                                1   IBM            7006        9800      POWER CORD
                                                4   IBM            7006        42T       RISC/600
                                                4   IBM            7006        3030      1080MB SCSI2 DISK
                                                4   IBM            7006        2610      3.5-2.88MB DISK DR
                                                4   IBM            7006        2643      GXT500 GRAPH ADAPT
                                                4   IBM            7006        3107      SER PORT CONV CABLE
                                                4   IBM            7006        3610      P70 MONITOR 19.1"


                                 Schedule 1.04                            Page 5

LEC LEASING, INC.
SCHEDULE 1.04
EQUIPMENT UNDER LEASE AS OF
   JUNE 30, 1999

----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
ACCT     ACCOUNT            LESSEE             QTY      MFR          MACHINE    MODEL                   DESCRIPTION
 #         NAME
----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
                                                4   IBM            7006        3750      WRAP PLUG
                                                4   IBM            7006        3751      DIAGNOSTIC MEDIA
                                               16   SIMMS          PNY                   32MB MEMORY
                                                4   IBM            7006        4043      5MB L2 CACHE
                                                4   IBM            7006        9010      KEYBOARD 101 KEYS
                                                4   IBM            7006        9041      3 BUTTON MOUSE
                                                4   IBM            7006        9300      LANGUAGE GROUP
                                                4   IBM            7006        9397      1080MB BASE SCSCI DR
                                                4   IBM            7006        9800      POWER CORD

                                               16   IBM            7006        42T       RISC/600
                                               16   IBM            7006        3030      1080MB SCSI2 DISK
                                               16   IBM            7006        2610      3.5-2.88MB DISK DR
                                               16   IBM            7006        2643      GXT500 GRAPH ADAPT
                                               16   IBM            7006        3107      SER PORT CONV CABLE
                                               16   IBM            7006        3610      P70 MONITOR 19.1
                                               16   SIMMS          PNY                   32MB MEMORY
                                               16   IBM            7006        4043      5MB L2 CACHE
                                               16   IBM            7006        9010      KEYBOARD 101 KEYS
                                               16   IBM            7006        9041      3 BUTTON MOUSE
                                               16   IBM            7006        9300      LANGUAGE GROUP
                                               16   IBM            7006        9397      1080MB SCSI2 DISK DR
                                               16   IBM            7006        9800      POWER CORD
                                               21   IBM            6094        020       LIGHT PGM K/B
                                               21   IBM            6094        010       DIALS
                                               21   IBM            6093        011       CURSOR PAD

1762                NORTHROP                    1   IBM            7006        42T       RISC/6000
                                                1   IBM            7006        3030      1080MB SCSI2 DISK
                                                1   IBM            7006        2610      3.5-2.88MB DISK DR
                                                1   IBM            7006        2643      GXT500 GRAPH ADAPT
                                                1   IBM            7006        3107      SER PORT CONV CABLE
                                                1   IBM            7006        3610      P70 MONITOR 19.1"
                                                4   SIMMS          PNY                   32MB MEMORY
                                                1   IBM            7006        4043      5MB L2 CACHE
                                                1   IBM            7006        9010      KEYBOARD 101
                                                1   IBM            7006        9041      3 BUTTON MOUSE
                                                1   IBM            7006        9300      LANGUAGE GROUP
                                                1   IBM            7006        9397      1080MB SCSI2 DISK DR
                                                1   IBM            7006        9800      POWER CORD
                                                1   IBM            6094        020       LIGHT PGM K/B
                                                1   IBM            6094        010       DIALS
                                                1   IBM            6093        011       CURSOR PAD

1763                NORTHROP                    5   IBM            7006        42T       RISC 6000
                                                5   IBM            7006        3030      1080MB SCSI2 DISK
                                                5   IBM            7006        2610      3.5-2.88MB DISK DR
                                                5   IBM            7006        2643      GXT500 GRAPH ADAPT
                                                5   IBM            7006        3107      SER PORT CONV CABLE
                                                5   IBM            7006        3610      P70 MONITOR 19.1"
                                               20   SIMMS          PNY                   32MB MEMORY
                                                5   IBM            7006        4043      5MB L2 CACHE
                                                5   IBM            7006        9010      KEYBOARD 101
                                                5   IBM            7006        9041      3 BUTTON MOUSE
                                                5   IBM            7006        9300      LANGUAGE GROUP


                                 Schedule 1.04                            Page 6

LEC LEASING, INC.
SCHEDULE 1.04
EQUIPMENT UNDER LEASE AS OF
   JUNE 30, 1999

----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
ACCT     ACCOUNT            LESSEE             QTY      MFR          MACHINE    MODEL                   DESCRIPTION
 #         NAME
----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
                                                5   IBM            7006        9397      1080MB SCSI2 DISK DR
                                                5   IBM            7006        9800      POWER CORD
                                                5   IBM            6094        020       LIGHT PGM K/B
                                                5   IBM            6094        010       DIALS
                                                5   IBM            6093        011       CURSOR PAD

1770                TIFFANY & CO                1   IBM            9406        500       LIC SYSTEM UNIT
                                                1   IBM            9406        2142      500 PROCESSOR
                                                1   IBM            9406        2612      EIA 232/V.24 ADP
                                                1   IBM            9406        2619      16/4MBPS TOKEN
                                                1   IBM            9406        5006      BACKUP TAPE
                                                1   IBM            9406        5143      400W POWER SUPPLY
                                                1   IBM            9406        6380      2.5GB 1/4" CART TP
                                                1   IBM            9406        6512      DISK UNIT CNTRL/RAID
                                               11   IBM            9406        6607      4.19GB DISK UNIT/A
                                                2   IBM            9406        8186      4.19GB DISK UNIT/A

1771                TIFFANY & CO                1   IBM            7857        017       19.2 BAUD MODEM

1773                TIFFANY & CO                3   IBM            9406        6607      4.19GB DISK UNIT/A

1774                TIFFANY & CO                9   IBM            4693        741       BASE POS TERMINAL
                                                9   IBM            4693        0149      TOKEN RING ADPT
                                                9   IBM            4693        3324      KEYBOARD
                                                9   IBM            4693        3326      DISTR K/B CABLE
                                                9   IBM            4693        3330      KEYBUTTON KIT
                                                9   IBM            4693        3360      CASH DRAW ASSEMBLY
                                                9   IBM            4693        3365      DIST CASH DRAW CBL
                                                9   IBM            4693        3390      TOKEN RING CABLE
                                                9   IBM            4693        3879      TILL FOR CASH DRAW
                                                9   IBM            4693        3924      MONO VIDEO DISPLAY
                                                9   IBM            4693        4635      BATTERY
                                                9   IBM            4693        4654      4MB MEMORY
                                                9   IBM            4693        4800      MDL 4 PRINTER
                                                9   IBM            4693        4922      PRINTER DIST CABLE
                                                9   IBM            4693        4923      PRINTER RIBBON
                                                9   IBM            4693        7429      MONITOR STAND
                                                1   IBM            6887        750       CONTROLLER
                                                1   IBM            6887        G40       14" MONITOR
                                                1   IBM            6887        7632      TOKEN RING NETWORK
                                                1   IBM            6887        7099      MULTI PROTOCOL ADP
                                                1   IBM            6887        7498      POS EXPANSION CARD
                                                1   IBM            6887        3111      DUAL STORE TAPE
                                                1   IBM                                  CABLE PRINTER
                                                1   IBM                                  HOST COMM CABLE
                                                1   IBM                                  14.4 DATA MODEM
                                                1   LEXMARK        4039        10T       LASER PRINTER

1776                NEWSDAY                     6   MICROAGE                             POWERCORD 166CLONE
                                                6   MICROAGE                             64MB MEMORY UPGRADE
                                                6   MICROAGE                             INTERNAL ZIP DRIVE
                                                1   MICROAGE                             HP LASERJET PRINTER

1779                NATIONSBANC                 2   STORAGETEK     SD          3H32      CARTRIDGE DRIVE
                                                2   STORAGETEK                 9415      OVERHEAD DISPLAY


                                 Schedule 1.04                            Page 7

LEC LEASING, INC.
SCHEDULE 1.04
EQUIPMENT UNDER LEASE AS OF
   JUNE 30, 1999

----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
ACCT     ACCOUNT            LESSEE             QTY      MFR          MACHINE    MODEL                   DESCRIPTION
 #         NAME
----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
                                                2   STORAGETEK                 2511      AUTO CARTRIDGE LIBR
                                                2   STORAGETEK                 3R13      RW,CTU,SCSI ADAPT
                                                2   STORAGETEK                 3R23      RW,CTU,SCSI ADAPT

1781                NAT'L MERCHANT              1   IBM            4693        741       POS TERMINAL
                                                7   IBM            4693        421       POS TERMINAL
                                                1   IBM                                  V.3229 MODEM
                                                1   IBM                                  CABLE
                                               10   IBM                                  T/R CABLE 25'
                                                1   IBM                                  RJ45 MAY-8 PORT

1782                TIFFANY & CO                1   IBM            9406        6501      DASD CONTROLLER

1783  TC-4693-XTRAA TIFFANY & CO

1785                TIFFANY & CO                4   IBM            4693        741       BASE POS TERMINAL
                                                4   IBM            4693        0149      TOKEN RING ADPT
                                                4   IBM            4693        3324      KEYBOARD
                                                4   IBM            4693        3326      DISTR K/B CABLE
                                                4   IBM            4693        3330      KEYBUTTON KIT
                                                4   IBM            4693        3360      CASH DRAW ASSEMBLY
                                                4   IBM            4693        3365      DIST CASH DRAW CBLE
                                                4   IBM            4693        3390      TOKEN RING CABLE
                                                4   IBM            4693        3879      TILL FOR CASH DRAW
                                                4   IBM            4693        3924      MONO VIDEO DISPLAY
                                                4   IBM            4693        4635      BATTERY
                                                4   IBM            4693        4654      4MB MEMORY
                                                4   IBM            4693        4800      MDL 4 PRINTER
                                                4   IBM            4693        4922      PRINTER DIST CABLE
                                                4   IBM            4693        4923      PRINTER RIBBON
                                                4   IBM            4693        7429      MONITOR STAND

1787                TIFFANY & CO                1   AT&T           2177        GEI       DATAPORT EXTERNAL
                                                3   AT&T           2178        001A      DEFINITY MULTIMEDIA
                                                1   AT&T           2565        B4S       XSX4 BRI (PBX)
                                                2   AT&T           27634                 ABC DTE CABLE
                                                1   AT&T           3830        088       MDL 650 DOC CAMERA
                                                1   AT&T           3830        198       S4000 PFS OPTION
                                                1   AT&T           3830        532       S4500 ZX W/32" MONT
                                                1   AT&T           3835        211       APPL INTEG T1
                                                1   AT&T           69770                 NULL MODEM ADPT
                                                3   AT&T           8302        901A      POWERKIT FOR DEFIN

1788                TIFFANY & CO                1   IBM            9406        2644      3490 MAGNETIC TAPE

1790                NAT'L MERCHANT              2   IBM            4693        421       POS TERMINAL
                                                2   IBM                                  T/R 25' CABLE
                                                1   IBM            4693        741       POS TERMINAL
                                                1   IBM                                  V.3229 MODEM
                                                1   IBM                                  MODEM CABLE

1791                PEROT                       1   AMDAHL         SP100       8121      SPECTRIS STORAGE

1794                PEROT                       1   AMDAHL         SP100       8121      SPECTRIS STORAGE


                                 Schedule 1.04                            Page 8

LEC LEASING, INC.
SCHEDULE 1.04
EQUIPMENT UNDER LEASE AS OF
   JUNE 30, 1999

----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
ACCT     ACCOUNT            LESSEE             QTY      MFR          MACHINE    MODEL                   DESCRIPTION
 #         NAME
----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
1795                NATIONSBANC                 1   STORAGETEK     SD-3H32     3H34      MODEL UPGRADE

1796                BLUE CROSS                  1   AMDAHL         SP100       8121      SPECTRIS STRGE PROC

1798                LETHOFF                     1   IBM            9406        D35       AS\400
                                                3   IBM            9332        600       DISC STORAGE
                                                1   IBM            4019        001       LASER PRINTER
                                                1   IBM            9309        002       RACK ENCLOSURE
                                                1   IBM            5853        002       MODEM
                                                1   IBM            4234        002       DOT BAND PRINTER

1800                NATIONSBANC                 1   STORAGETEK     SD-3H32     3H34      MODEL UPGRADE

1806                CASE                        8   SUTMYN         959361      001       ERSCON CHANNELS
                                                8   SUTMYN         54942561              CABLE

1809                TIFFANY & CO                1   IBM            9348        001       MAGNETIC TAPE UNIT

1810                NEWSDAY                     1   HP             HP755CM               COLOR PRNT-PLOTTER

1815                BLUE CROSS                  1   AMDAHL         HDS         7700      DISK ARRAY SUBSYS

1816                BLUE CROSS                 12   CISCO          WS-5020BF             5K START KIT-CHASSIS
                                                2   CISCO          WS-C5000              CATALYST 5000 CHAS
                                                2   CISCO          WS-5008A              POWER SUPPLY
                                                2   CISCO          WSC5008A/2            DUAL POWER SUPPLY
                                                2   CISCO          WS-X5006              FX MULTI MODE FIBER
                                                8   CISCO          WS-X5213              5K 10/100 ETHERNET
                                               24   CISCO          WS-C5020              10BT GRP ETHERNET
                                               12   CISCO          WS-C0058A             POWER SUPPLY
1818                CASE                       70   HUGHES         VSAT        11.2M     SATTELITE DISH

1819                BED BATH & BEY              7   LEXMARK        15A1000               LASER PRINTER
                                                7   LEXMARK        I-DATA                TWINAX CONVERTER
                                               91   IBM            3488        V13       INFOWINDOW
                                               91   IBM                        G41       14" MONITOR

1820  TC-AS400-1    TIFFANY & CO

1823                BLUE CROSS                  2   STORAGETEK     9490        M34       CARTRIDGE SUBSYS
                                                2   STORAGETEK     9311        001       LIBRARY CTL UNIT
                                                2   STORAGETEK     9310        001       POWDERHORN 6000 CART
                                                2   STORAGETEK     4420        001       PASS THRU PORT

1824                TIFFANY & CO                1   IBM            9406        510       UPGRADE TO 510
                                                1   IBM            9406        6512      DISK UNIT CNTRLR
                                                6   IBM            9406        6607      4.19GB DISK UNIT/A
                                                2   IBM            9406        7255      OPT BASE 256MB
                                                1   IBM            9406        5080      256MBPS STRGE UNIT
                                                1   IBM            9406        2143      510 PROCESSOR
                                                1   IBM            9406        3154      128MB MAIN STORAGE

1825                NEWSDAY                     2   MICRON         P150                  LAPTOPS

1826                TIFFANY & CO                3   IBM            4694        244       POS TERMINAL


                                 Schedule 1.04                            Page 9

LEC LEASING, INC.
SCHEDULE 1.04
EQUIPMENT UNDER LEASE AS OF
   JUNE 30, 1999

----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
ACCT     ACCOUNT            LESSEE             QTY      MFR          MACHINE    MODEL                   DESCRIPTION
 #         NAME
----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
                                                3   IBM            4694        3324      POS KEYBOARD
                                                3   IBM            4694        3325      INTEGRATED K/B CBLE
                                                3   IBM            4694        3330      KEYBUTTON KIT
                                                3   IBM            4694        3360      CASH DRAW ASSEMBLY
                                                3   IBM            4694        3364      INTEG CASH CABLE
                                                3   IBM            4694        3390      TOKEN RING CABLE
                                                3   IBM            4694        3879      TILL/CASH DRAW
                                                3   IBM            4694        3920      VIDEO DISPLAY
                                                3   IBM            4694        4800      MODEL 4 PRINTER
                                                3   IBM            4694        4920      PRINTER INTEG CABLE
                                                3   IBM            4694        4923      PRINTER RIBBON
                                                3   IBM            4694        7462      TOKEN RING NETWORK
                                                3   IBM            4694        7900      DUMP SWITCH
                                                1   IBM            6887        VAG       PC 750
                                                1   IBM            92G7632               NETWORK ADAPTER
                                                1   IBM            42H4332               ADPT MULTIPROTOCAL
                                                1   IBM            85H8101               ISA STORE CNTRLR
                                                1   IBM            44H3111               800 INT TAPE DRIVE
                                                1   IBM            6542        103       14" COLOR MONITOR
                                                1   LEXMARK        4039        10P       LASER PRINTER
                                                1   LEXMARK                              INTERFACE CABLE
                                                1   IBM                                  28.8 DATA MODEM
                                                1   IBM                                  COMM CABLE

1827                TIFFANY & CO                2   IBM            4694        244       POS TERMINAL
                                                2   IBM            4694        3324      POS KEYBOARD
                                                2   IBM            4694        3325      INTEGRATED K/B CBLE
                                                2   IBM            4694        3330      KEYBUTTON KIT
                                                2   IBM            4694        3360      CASH DRAW ASSEMBLY
                                                2   IBM            4694        3364      INTEG CASH CABLE
                                                2   IBM            4694        3390      TOKEN RING CABLE
                                                2   IBM            4694        3879      TILL/CASH DRAW
                                                2   IBM            4694        3920      VIDEO DISPLAY
                                                2   IBM            4694        4800      MODEL 4 PRINTER
                                                2   IBM            4694        4920      PRINTER INTEG CABLE
                                                2   IBM            4694        4923      PRINTER RIBBON
                                                2   IBM            4694        7462      TOKEN RING NETWORK
                                                2   IBM            4694        7900      DUMP SWITCH
                                                2   SUREMARK       4610        T12       POS PRINTER
                                                2                  4610        3455      INTEG PLATE
                                                2                  4610        4920      INTEG PART CABLE
                                                1   IBM            6887        KAG       750 CONTROLLER
                                                2   IBM            92G7632               NETWORK ADAPTER
                                                2   IBM            42H4332               ADPT MULTIPROTOCAL
                                                1   IBM            85H8101               ISA STORE CNTRLR
                                                1   IBM            44H3111               800 INT TAPE DR
                                                1   IBM            6542        103       14" COLOR MONITOR
                                                1   LEXMARK        4039        10P       LASER PRINTER
                                                1   LEXMARK                              INTERFACE CABLE
                                                1   IBM                                  28.8 DATA MODEM
                                                1   IBM                                  COMM CABLE

1828                TIFFANY & CO                2   IBM            4694        244       POS TERMINAL
                                                2   IBM            4694        3324      POS KEY BOARD
                                                2   IBM            4694        3325      INTEG K/B CABLE


                                 Schedule 1.04                           Page 10

LEC LEASING, INC.
SCHEDULE 1.04
EQUIPMENT UNDER LEASE AS OF
   JUNE 30, 1999

----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
ACCT     ACCOUNT            LESSEE             QTY      MFR          MACHINE    MODEL                   DESCRIPTION
 #         NAME
----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
                                                2   IBM            4694        3330      KEYBUTTON KIT
                                                2   IBM            4694        3360      CASH DRAW ASSEMBLY
                                                2   IBM            4694        3364      INTEG CASH CABLE
                                                2   IBM            4694        3390      TOKEN RING CABLE
                                                2   IBM            4694        3879      TILL/CASH DRAW
                                                2   IBM            4694        3920      VIDEO DISPLAY
                                                2   IBM            4694        4800      MODEL 4 PRINTER
                                                2   IBM            4694        4920      PRINTER INTEG CABLE
                                                2   IBM            4694        4923      PRINTER RIBBON
                                                2   IBM            4694        7462      TOKEN RING NETWORK
                                                2   IBM            4694        7900      DUMP SWITCH
                                                5   IBM            4694        244       POS TERMINAL
                                                5   IBM            4694        3324      POS KEYBOARD
                                                5   IBM            4694        3326      DISTR K/B CABLE
                                                5   IBM            4694        3330      KEYBUTTON KIT
                                                5   IBM            4694        3360      CASH DRAW ASSEMBLY
                                                5   IBM            4694        3365      DISTR CASH CABLE
                                                5   IBM            4694        3390      TOKEN RING CABLE
                                                5   IBM            4694        3879      TILL/CASH DRAW
                                                5   IBM            4694        3924      VIDEO DISPLAY
                                                5   IBM            4694        4800      MODEL 4 PRINTER
                                                5   IBM            4694        4922      PRINTER DISTR CABLE
                                                5   IBM            4694        4923      PRINTER RIBBON
                                                5   IBM            4694        7429      MONITOR STAND DIST
                                                5   IBM            4694        7462      TOKEN RING NETWORK
                                                5   IBM            4694        7900      DUMP SWITCH
                                                5   IBM            4694        9500      FLAT TOP DISTR
                                                1   IBM            6887        VAG       PC 750
                                                1   IBM            92H7632               NETWORK ADAPTER
                                                1   IBM            42H4332               ADPT MULTIPROTOCAL
                                                1   IBM            85H8101               ISA STORE CONTROLLER
                                                1   IBM            44H3111               800 INT TAPE DRIVE
                                                1   IBM            6542        103       14" COLOR MONITOR
                                                1   LEXMARK        4039        10P       LASER PRINTER
                                                1   LEXMARK                              INTERFACE CABLE
                                                1   IBM                                  28.8 DATA MODEM
                                                1   IBM                                  COMM CABLE

1829                TIFFANY & CO                1   IBM            4694        244       POS TERMINAL
                                                1   IBM            4694        3324      POS KEYBOARD
                                                1   IBM            4694        3325      INTEG K/B CABLE
                                                1   IBM            4694        3330      KEYBUTTON KIT
                                                1   IBM            4694        3360      CASH DRAW ASSEMBLY
                                                1   IBM            4694        3364      INTEG CASH CABLE
                                                1   IBM            4694        3390      TOKEN RING CABLE
                                                1   IBM            4694        3879      TILL/CASH DRAW
                                                1   IBM            4694        3920      VIDEO DISPLAY
                                                1   IBM            4694        4800      MODEL 4 PRINTER
                                                1   IBM            4694        4920      PRINTER INTEG CABLE
                                                1   IBM            4694        4923      PRINTER RIBBON
                                                1   IBM            4694        7462      TOKEN RING NETWORK
                                                1   IBM            4694        7900      DUMP SWITCH
                                                5   IBM            4694        244       POS TERMINAL
                                                5   IBM            4694        3324      POS KEYBOARD
                                                5   IBM            4694        3326      DISTR K/B CABLE


                                 Schedule 1.04                           Page 11

LEC LEASING, INC.
SCHEDULE 1.04
EQUIPMENT UNDER LEASE AS OF
   JUNE 30, 1999

----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
ACCT     ACCOUNT            LESSEE             QTY      MFR          MACHINE    MODEL                   DESCRIPTION
 #         NAME
----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
                                                5   IBM            4694        3330      KEYBUTTON KIT
                                                5   IBM            4694        3360      CASH DRAW ASSEMBLY
                                                5   IBM            4694        3365      DISTR CASH CABLE
                                                5   IBM            4694        3390      TOKEN RING CABLE
                                                5   IBM            4694        3879      TILL/CASH DRAW
                                                5   IBM            4694        3924      VIDEO DISPLAY
                                                5   IBM            4694        4800      MODEL 4 PRINTER
                                                5   IBM            4694        4922      PRINTER DISTR CABLE
                                                5   IBM            4694        4923      PRINTER RIBBON
                                                5   IBM            4694        7429      MONITOR STAND DIST
                                                5   IBM            4694        7462      TOKEN RING NETWORK
                                                5   IBM            4694        7900      DUMP SWITCH
                                                5   IBM            4694        9500      FLAT TOP DISTR
                                                1   IBM            6887        VAG       PC 750
                                                1   IBM            92G7632               NETWORK ADAPTER
                                                1   IBM            42H4332               ADPT MULTIPROTOCAL
                                                1   IBM            85H8101               ISA STORE CNTRLR
                                                1   IBM            44H3111               800 INT TAPE DRIVE
                                                1   IBM            6542        103       14" COLOR MONITOR
                                                1   LEXMARK        4039        10P       LASER PRINTER
                                                1   LEXMARK                              INTERFACE CABLE
                                                1   IBM                                  28.8 DATA MODEM
                                                1   IBM                                  COMM CABLE

1830                TIFFANY & CO                2   IBM            4694        244       POS TERMINAL
                                                2   IBM            4694        3324      POS KEYBOARD
                                                2   IBM            4694        3325      INTEG K/B CABLE
                                                2   IBM            4694        3330      KEYBUTTON KIT
                                                2   IBM            4694        3360      CASH DRAW ASSEMBLY
                                                2   IBM            4694        3364      INTEG CASH CABLE
                                                2   IBM            4694        3390      TOKEN RING CABLE
                                                2   IBM            4694        3879      TILL/CASH DRAW
                                                2   IBM            4694        3920      VIDEO DISPLAY
                                                2   IBM            4694        4800      MODEL 4 PRINTER
                                                2   IBM            4694        4920      PRINTER INTEG CABLE
                                                2   IBM            4694        4923      PRINTER RIBBON
                                                2   IBM            4694        7462      TOKEN RING NETWORK
                                                2   IBM            4694        7900      DUMP SWITCH
                                                9   IBM            4694        244       POS TERMINAL
                                                9   IBM            4694        3324      POS KEYBOARD
                                                9   IBM            4694        3326      DISTR K/B CABLE
                                                9   IBM            4694        3330      KEYBUTTON KIT
                                                9   IBM            4694        3360      CASH DRAW ASSEMBLY
                                                9   IBM            4694        3365      DISTR CASH CABLE
                                                9   IBM            4694        3390      TOKEN RING CABLE
                                                9   IBM            4694        3879      TILL/CASH DRAW
                                                9   IBM            4694        3924      VIDEO DISPLAY
                                                9   IBM            4694        4800      MODEL 4 PRINTER
                                                9   IBM            4694        4922      PRINTER DISTR CABLE
                                                9   IBM            4694        4923      PRINTER RIBBON
                                                9   IBM            4694        7429      MONITOR STAND DIST
                                                9   IBM            4694        7462      TOKEN RING NETWORK
                                                9   IBM            4694        7900      DUMP SWITCH
                                                9   IBM            4694        9500      FLAT TOP DISTR
                                                1   IBM            6887        VAG       PC 750


                                 Schedule 1.04                           Page 12

LEC LEASING, INC.
SCHEDULE 1.04
EQUIPMENT UNDER LEASE AS OF
   JUNE 30, 1999

----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
ACCT     ACCOUNT            LESSEE             QTY      MFR          MACHINE    MODEL                   DESCRIPTION
 #         NAME
----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
                                                1   IBM            92G7632               NETWORK ADAPTER
                                                1   IBM            42H4332               ADPT MULTIPROTOCAL
                                                1   IBM            85H8101               ISA STORE CNTRLR
                                                1   IBM            44H3111               800 INT TAPE DRIVE
                                                1   IBM            6542        103       14" COLOR MONITOR
                                                1   LEXMARK        4039        10P       LASER PRINTER
                                                1   LEXMARK                              INTERFACE CABLE
                                                1   IBM                                  28.8 DATA MODEM
                                                1   IBM                                  COMM CABLE

1831                TIFFANY & CO                3   IBM            4694        244       POS TERMINAL
                                                3   IBM            4694        3324      POS KEYBOARD
                                                3   IBM            4694        3325      INTEG K/B CABLE
                                                3   IBM            4694        3330      KEYBUTTON KIT
                                                3   IBM            4694        3360      CASH DRAW ASSEMBLY
                                                3   IBM            4694        3364      INTEG CASH CABLE
                                                3   IBM            4694        3390      TOKEN RING CABLE
                                                3   IBM            4694        3879      TILL/CASH DRAW
                                                3   IBM            4694        3920      VIDEO DISPLAY
                                                3   IBM            4694        4800      MODEL 4 PRINTER
                                                3   IBM            4694        4920      PRINTER INTEG CABLE
                                                3   IBM            4694        4923      PRINTER RIBBON
                                                3   IBM            4694        7462      TOKEN RING NETWORK
                                                3   IBM            4694        7900      DUMP SWITCH
                                                8   IBM            4694        244       POS TERMINAL
                                                8   IBM            4694        3324      POS KEYBOARD
                                                8   IBM            4694        3326      DISTR K/B CABLE
                                                8   IBM            4694        3330      KEYBUTTON KIT
                                                8   IBM            4694        3360      CASH DRAW ASSEMBLY
                                                8   IBM            4694        3365      DISTR CASH CABLE
                                                8   IBM            4694        3390      TOKEN RING CABLE
                                                8   IBM            4694        3879      TILL/CASH DRAW
                                                8   IBM            4694        3924      VIDEO DISPLAY
                                                8   IBM            4694        4800      MODEL 4 PRINTER
                                                8   IBM            4694        4922      PRINTER DISTR CABLE
                                                8   IBM            4694        4923      PRINTER RIBBON
                                                8   IBM            4694        7429      MONITOR STAND DIST
                                                8   IBM            4694        7462      TOKEN RING NETWORK
                                                8   IBM            4694        7900      DUMP SWITCH
                                                8   IBM            4694        9500      FLAT TOP DISTR
                                                1   IBM            6887        VAG       PC 750
                                                1   IBM            92G7632               NETWORK ADAPTER
                                                1   IBM            42H4332               ADPT MULTIPROTOCAL
                                                1   IBM            85H8101               ISA STORE CNTRLR
                                                1   IBM            44H3111               800 INT TAPE DRIVE
                                                1   IBM            6542        103       14" COLOR MONITOR
                                                1   LEXMARK        4039        10P       LASER PRINTER
                                                1   LEXMARK                              INTERFACE CABLE
                                                1   IBM                                  28.8 DATA MODEM
                                                1   IBM                                  COMM CABLE

1833                BED BATH & BEY              7   IBM            5494        EXT       CONTROLLER
                                                7   IBM            5494        1100      TOKEN RING ADPT

1839                TIFFANY & CO                3   IBM            4694        244       POS TERMINAL


                                 Schedule 1.04                           Page 13

LEC LEASING, INC.
SCHEDULE 1.04
EQUIPMENT UNDER LEASE AS OF
   JUNE 30, 1999

----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
ACCT     ACCOUNT            LESSEE             QTY      MFR          MACHINE    MODEL                   DESCRIPTION
 #         NAME
----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
                                                3   IBM            4694        3324      POS KEYBOARD
                                                3   IBM            4694        3325      INTEG K/B CABLE
                                                3   IBM            4694        3330      KEYBUTTON KIT
                                                3   IBM            4694        3360      CASH DRAW ASSEMBLY
                                                3   IBM            4694        3364      INTEG CASH CABLE
                                                3   IBM            4694        3390      TOKEN RING CABLE
                                                3   IBM            4694        3879      TILL/CASH DRAW
                                                3   IBM            4694        3920      VIDEO DISPLAY
                                                3   IBM            4694        4800      MODEL 4 PRINTER
                                                3   IBM            4694        4920      PRINTER INTEG CABLE
                                                3   IBM            4694        4923      PRINTER RIBBON
                                                3   IBM            4694        7462      TOKEN RING NETWORK
                                                3   IBM            4694        7900      DUMP SWITCH
                                                8   IBM            4694        244       POS TERMINAL
                                                8   IBM            4694        3324      POS KEYBOARD
                                                8   IBM            4694        3326      DISTR K/B CABLE
                                                8   IBM            4694        3330      KEYBUTTON KIT
                                                8   IBM            4694        3360      CASH DRAW ASSEMBLY
                                                8   IBM            4694        3365      DISTR CASH CABLE
                                                8   IBM            4694        3390      TOKEN RING CABLE
                                                8   IBM            4694        3879      TILL/CASH DRAW
                                                8   IBM            4694        3924      VIDEO DISPLAY
                                                8   IBM            4694        4800      MODEL 4 PRINTER
                                                8   IBM            4694        4922      PRINTER DISTR CABLE
                                                8   IBM            4694        4923      PRINTER RIBBON
                                                8   IBM            4694        7429      MONITOR STAND DIST
                                                8   IBM            4694        7462      TOKEN RING NETWORK
                                                8   IBM            4694        7900      DUMP SWITCH
                                                8   IBM            4694        9500      FLAT TOP DISTR
                                                1   IBM            6887        VAG       PC 750
                                                1   IBM            92G7632               NETWORK ADAPTER
                                                1   IBM            42H4332               ADPT MULTIPROTOCAL
                                                1   IBM            85H8101               ISA STORE CNTRLR
                                                1   IBM            44H3111               800 INT TAPE DRV
                                                1   IBM            6542        103       14" COLOR MONITOR
                                                1   LEXMARK        4039        10P       LASER PRINTER
                                                1   LEXMARK                              INTERFACE CABLE
                                                1   IBM                                  28.8 DATA MODEM
                                                1   IBM                                  COMM CABLE

1840                TIFFANY & CO                2   IBM            4694        244       POS TERMINAL
                                                2   IBM            4694        3324      POS KEYBOARD
                                                2   IBM            4694        3325      INTEG K/B CABLE
                                                2   IBM            4694        3330      KEYBUTTON KIT
                                                2   IBM            4694        3360      CASH DRAW ASSEMBLY
                                                2   IBM            4694        3364      INTEG CASH CABLE
                                                2   IBM            4694        3390      TOKEN RING CABLE
                                                2   IBM            4694        3879      TILL/CASH DRAW
                                                2   IBM            4694        3920      VIDEO DISPLAY
                                                2   IBM            4694        4800      MODEL 4 PRINTER
                                                2   IBM            4694        4920      PRINTER DISTR CABLE
                                                2   IBM            4694        4923      PRINTER RIBBON
                                                2   IBM            4694        7462      TOKEN RING NETWORK
                                                2   IBM            4694        7900      DUMP SWITCH
                                                2   IBM            6887        VAG       PC 750


                                 Schedule 1.04                           Page 14

LEC LEASING, INC.
SCHEDULE 1.04
EQUIPMENT UNDER LEASE AS OF
   JUNE 30, 1999

----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
ACCT     ACCOUNT            LESSEE             QTY      MFR          MACHINE    MODEL                   DESCRIPTION
 #         NAME
----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
                                                1   IBM            92G7632               NETWORK ADAPTER
                                                1   IBM            42H4332               ADPT MULTIPROTOCAL
                                                1   IBM            85H8101               ISA STORE CNTRLR
                                                1   IBM            44H3111               800 INT TAPE DRV
                                                1   IBM            6542        103       14" COLOR MONITOR
                                                1   LEXMARK        4039        10P       LASER PRINTER
                                                1   LEXMARK                              INTERFACE CABLE
                                                1   IBM                                  28.8 DATA MODEM
                                                1   IBM                                  COMM CABLE
                                                6   IBM            4694        244       POS TERMINAL
                                                6   IBM            4694        3324      POS KEYBOARD
                                                6   IBM            4694        3326      DISTR K/B CABLE
                                                6   IBM            4694        3330      KEYBUTTON KIT
                                                6   IBM            4694        3360      CASH DRAW ASSEMBLY
                                                6   IBM            4694        3365      DISTR CASH CABLE
                                                6   IBM            4694        3390      TOKEN RING CABLE
                                                6   IBM            4694        3879      TILL/CASH DRAW
                                                6   IBM            4694        3924      VIDEO DISPLAY
                                                6   IBM            4694        4800      MODEL 4 PRINTER
                                                6   IBM            4694        4922      PRINTER DISTR CABLE
                                                6   IBM            4694        4923      PRINTER RIBBON
                                                6   IBM            4694        7429      MONITOR STAND DIST
                                                6   IBM            4694        7462      TOKEN RING NETWORK
                                                6   IBM            4694        7900      DUMP SWITCH
                                                6   IBM            4694        9500      FLAT TOP DISTR

1841                TIFFANY & CO                6   IBM            4694        244       POS TERMINAL
                                                6   IBM            4694        3324      POS KEYBOARD
                                                6   IBM            4694        3326      DISTR K/B CABLE
                                                6   IBM            4694        3330      KEYBUTTON KIT
                                                6   IBM            4694        3360      CASH DRAW ASSEMBLY
                                                6   IBM            4694        3365      DISTR CASH CABLE
                                                6   IBM            4694        3390      TOKEN RING CABLE
                                                6   IBM            4694        3879      TILL/CASH DRAW
                                                6   IBM            4694        3924      VIDEO DISPLAY
                                                6   IBM            4694        4800      MODEL 4 PRINTER
                                                6   IBM            4694        4922      PRINTER DISTR CABLE
                                                6   IBM            4694        4923      PRINTER RIBBON
                                                6   IBM            4694        7429      MONITOR STAND DIST
                                                6   IBM            4694        7462      TOKEN RING NETWORK
                                                6   IBM            4694        7900      DUMP SWITCH
                                                6   IBM            4694        9300      FLAT TOP DISTR
                                                6   IBM            6887        VAG       PC 750
                                                1   IBM            92G7632               NETWORK ADAPTER
                                                1   IBM            42H4332               ADPT MULTIPROTOCAL
                                                1   IBM            85H8101               ISA STORE CNTRLR
                                                1   IBM            44H3111               800 INT TAPE DRV
                                                1   IBM            6542        103       14" COLOR MONITOR
                                                1   LEXMARK        4039        10P       LASER PRINTER
                                                1   LEXMARK                              INTERFACE CABLE
                                                1   IBM                                  28.8 DATA MODEM
                                                1   IBM                                  COMM CABLE

1842                BLUE CROSS                  1   AMDAHL         SP200       8121      SPECTRIS DASD
                                                1   AMDAHL         SP200       7085      3072MB CACHE+256MB


                                 Schedule 1.04                           Page 15

LEC LEASING, INC.
SCHEDULE 1.04
EQUIPMENT UNDER LEASE AS OF
   JUNE 30, 1999

----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
ACCT     ACCOUNT            LESSEE             QTY      MFR          MACHINE    MODEL                   DESCRIPTION
 #         NAME
----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
                                                1   AMDAHL         SP200       7043      8 SHA
                                                2   AMDAHL         SP200       8122      SPECTRIS STRGE UNIT
                                                3   AMDAHL         SP200       7112      A-GSI 4 RANKS
                                                3   AMDAHL         SP200       7116      A-GSI 4 RANKS

1843                BLUE CROSS                  1   AMDAHL         SP200       8888      SP100 UPGRADE
                                                3   AMDAHL         SP200       7089      256MB CACHE ADD-ON
                                                1   AMDAHL         SP200       7207      8 SHA TO 12 SHA
                                                1   AMDAHL         SP200       8122      SPECTRIS STRGE UNIT
                                                2   AMDAHL         SP200       7112      A-GSI 4 RANKS
                                                2   AMDAHL         SP200       7116      B-GSI 4 RANKS

1845                TIFFANY & CO               10   IBM            4694        244       POS TERMINAL
                                               10   IBM            4694        3324      POS KEYBOARD
                                               10   IBM            4694        3326      DISTR K/B CABLE
                                               10   IBM            4694        3330      KEYBUTTON KIT
                                               10   IBM            4694        3360      CASH DRAW ASSEMBLY
                                               10   IBM            4694        3365      DISTR CASH CABLE
                                               10   IBM            4694        3390      TOKEN RING CABLE
                                               10   IBM            4694        3879      TILL/CASH DRAW
                                               10   IBM            4694        3924      VIDEO DISPLAY
                                               10   IBM            4694        4800      MODEL 4 PRINTER
                                               10   IBM            4694        4922      PRINTER DISTR CABLE
                                               10   IBM            4694        4923      PRINTER RIBBON
                                               10   IBM            4694        7429      MONITOR STAND DIST
                                               10   IBM            4694        7462      TOKEN RING NETWORK
                                               10   IBM            4694        7900      DUMP SWITCH
                                               10   IBM            4694        9300      FLAT TOP DISTR
                                               10   IBM            6887        VAG       PC 750
                                                1   IBM            92G7632               NETWORK ADAPTER
                                                1   IBM            42H4332               ADPT MULTIPROTOCAL
                                                1   IBM            85H8101               ISA STORE CNTRLR
                                                1   IBM            44H3111               800 INT TAPE DRV
                                                1   IBM            6542        103       14" COLOR MONITOR
                                                1   LEXMARK        4039        10P       LASER PRINTER
                                                1   LEXMARK                              INTERFACE CABLE
                                                1   IBM                                  28.8 DATA MODEM
                                                1   IBM                                  COMM CABLE

1847                TIFFANY & CO                1   IBM            3590        B11       TAPE DRIVE
                                                1   IBM            9309        002       RACK ENCLOSURE

1848                TIFFANY & CO                2   IBM            4694        244       POS TERMINAL
                                                2   IBM            4694        3324      POS KEYBOARD
                                                2   IBM            4694        3325      INTEG K/B CABLE
                                                2   IBM            4694        3330      KEYBUTTON KIT
                                                2   IBM            4694        3360      CASH DRAW ASSEMBLY
                                                2   IBM            4694        3364      INTEG CASH CABLE
                                                2   IBM            4694        3390      TOKEN RING CABLE
                                                2   IBM            4694        3879      TILL/CASH DRAW
                                                2   IBM            4694        3920      VIDEO DISPLAY
                                                2   IBM            4694        4800      MODEL 4 PRINTER
                                                2   IBM            4694        4920      PRINTER INTEG CABLE
                                                2   IBM            4694        4923      PRINTER RIBBON
                                                2   IBM            4694        7462      TOKEN RING NETWORK


                                 Schedule 1.04                           Page 16

LEC LEASING, INC.
SCHEDULE 1.04
EQUIPMENT UNDER LEASE AS OF
   JUNE 30, 1999

----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
ACCT     ACCOUNT            LESSEE             QTY      MFR          MACHINE    MODEL                   DESCRIPTION
 #         NAME
----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
                                                2   IBM            4694        7900      DUMP SWITCH

1850                TIFFANY & CO                1   IBM            9406        6501      DASD CONTROLLER

1851                PEROT SYSTEMS               1   AMDAHL         SP100       8121      SPECTRIS DASD
                                                1   AMDAHL         SP100       7051      768MB SHARED STORG
                                                1   AMDAHL         SP100       7043      8 SERIAL HOST ADAP
                                                1   AMDAHL         SP100       8122      SPECTRIS STORG UNIT
                                                1   AMDAHL         SP100       7112      A-GSI 4 RANKS 45.4GB
                                                1   AMDAHL         SP100       7116      B-GSI 4 RANKS 45.4GB

1852                PEACEHEALTH                 1   DEC            SW800       FA        CABINET
                                                1   DEC            SW8XP       AA        2ND POWER
                                                2   DEC            HSJ50       AF        STORAGEWORKS CNTRL
                                               15   DEC            RZ29B       VA        4.3GB DISK
                                                3   DEC            BA356       JC        SHELF 6 DEVICES
                                                3   DEC            BA35X       MG        8 BIT MODULE
                                                3   DEC            BN21H       01        SCSI CABLE
                                                3   DEC            BA35X       HF        150 WATT POWER SUPP

1853                TIFFANY & CO                4   IBM            4694        244       POS TERMINAL
                                                4   IBM            4694        3324      POS KEYBOARD
                                                4   IBM            4694        3326      DISTR K/B CABLE
                                                4   IBM            4694        3330      KEYBUTTON KIT
                                                4   IBM            4694        3360      CASH DRAW ASSEMBLY
                                                4   IBM            4694        3365      DISTR CASH CABLE
                                                4   IBM            4694        3390      TOKEN RING CABLE
                                                4   IBM            4694        3879      TILL/CASH DRAW
                                                4   IBM            4694        3924      VIDEO DISPLAY
                                                4   IBM            4694        4800      MODEL 4 PRINTER
                                                4   IBM            4694        4922      PRINTER DISTR CABLE
                                                4   IBM            4694        4923      PRINTER RIBBON
                                                4   IBM            4694        7429      MONITOR STAND DIST
                                                4   IBM            4694        7462      TOKEN RING NETWORK
                                                4   IBM            4694        7900      DUMP SWITCH
                                                4   IBM            4694        9300      FLAT TOP DISTR
                                                1   IBM            6887        VAG       PC 750
                                                1   IBM            92G7632               NETWORK ADAPTER
                                                1   IBM            42H4332               ADPT MULTIPROTOCAL
                                                1   IBM            85H8101               ISA STORE CNTRLR
                                                1   IBM            44H3111               800 INT TAPE DRV
                                                1   IBM            6542        103       14" COLOR MONITOR
                                                1   LEXMARK        4039        10P       LASER PRINTER
                                                1   LEXMARK                              INTERFACE CABLE
                                                1   IBM                                  28.8 DATA MODEM
                                                1   IBM                                  COMM CABLE
                                                1   IBM            4694        244       POS TERMINAL
                                                1   IBM            4694        3324      POS KEYBOARD
                                                1   IBM            4694        3325      INTEG K/B CABLE
                                                1   IBM            4694        3330      KEYBUTTON KIT
                                                1   IBM            4694        3360      CASH DRAW ASSEMBLY
                                                1   IBM            4694        3365      DISTR CASH TABLE
                                                1   IBM            4694        3390      TOKEN RING CABLE
                                                1   IBM            4694        3879      TILL/CASH DRAW
                                                1   IBM            4694        3924      VIDEO DISPLAY


                                 Schedule 1.04                           Page 17

LEC LEASING, INC.
SCHEDULE 1.04
EQUIPMENT UNDER LEASE AS OF
   JUNE 30, 1999

----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
ACCT     ACCOUNT            LESSEE             QTY      MFR          MACHINE    MODEL                   DESCRIPTION
 #         NAME
----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
                                                1   IBM            4694        4800      MODEL 4 PRINTER
                                                1   IBM            4694        4922      PRINTER INTEG CABLE
                                                1   IBM            4694        4923      PRINTER RIBBON
                                                1   IBM            4694        7429      MONITOR STAND DIST
                                                1   IBM            4694        7462      TOKEN RING NETWORK
                                                1   IBM            4694        7900      DUMP SWITCH

1854                TIFFANY & CO                6   IBM            4694        244       POS TERMINAL
                                                6   IBM            4694        3324      POS KEYBOARD
                                                6   IBM            4694        3326      DISTR K/B CABLE
                                                6   IBM            4694        3330      KEYBUTTON KIT
                                                6   IBM            4694        3360      CASH DRAW ASSEMBLY
                                                6   IBM            4694        3365      DISTR CASH CABLE
                                                6   IBM            4694        3390      TOKEN RING CABLE
                                                6   IBM            4694        3879      TILL/CASH DRAW
                                                6   IBM            4694        3924      VIDEO DISPLAY
                                                6   IBM            4694        4800      MODEL 4 PRINTER
                                                6   IBM            4694        4922      PRINTER DISTR CABLE
                                                6   IBM            4694        4923      PRINTER RIBBON
                                                6   IBM            4694        7429      MONITOR STAND DIST
                                                6   IBM            4694        7462      TOKEN RING NETWORK
                                                6   IBM            4694        7900      DUMP SWITCH
                                                6   IBM            4694        9300      FLAT TOP DISTR
                                                1   IBM            6887        VAG       PC 750
                                                1   IBM            92G7632               NETWORK ADAPTER
                                                1   IBM            42H4332               ADPT MULTIPROTOCAL
                                                1   IBM            85H8101               ISA STORE CNTRLR
                                                1   IBM            44H3111               800 INT TAPE DRV
                                                1   IBM            6542        103       14" COLOR MONITOR
                                                1   LEXMARK        4039        10P       LASER PRINTER
                                                1   LEXMARK                              INTERFACE CABLE
                                                1   IBM                                  28.8 DATA MODEM
                                                1   IBM                                  COMM CABLE
                                                2   IBM            4694        244       POS TERMINAL
                                                2   IBM            4694        3324      POS KEYBOARD
                                                2   IBM            4694        3325      INTEG K/B CABLE
                                                2   IBM            4694        3330      KEYBUTTON KIT
                                                2   IBM            4694        3360      CASH DRAW ASSEMBLY
                                                2   IBM            4694        3365      DISTR CASH TABLE
                                                2   IBM            4694        3390      TOKEN RING CABLE
                                                2   IBM            4694        3879      TILL/CASH DRAW
                                                2   IBM            4694        3924      VIDEO DISPLAY
                                                2   IBM            4694        4800      MODEL 4 PRINTER
                                                2   IBM            4694        4920      PRINTER INTEG CABLE
                                                2   IBM            4694        4923      PRINTER RIBBON
                                                2   IBM            4694        7462      TOKEN RING NETWORK
                                                2   IBM            4694        7900      DUMP SWITCH

1855                TIFFANY & CO                5   IBM            4694        244       POS TERMINAL
                                                5   IBM            4694        3324      POS KEYBOARD
                                                5   IBM            4694        3326      DISTR K/B CABLE
                                                5   IBM            4694        3330      KEYBUTTON KIT
                                                5   IBM            4694        3360      CASH DRAW ASSEMBLY
                                                5   IBM            4694        3365      DISTR CASH CABLE
                                                5   IBM            4694        3390      TOKEN RING CABLE


                                 Schedule 1.04                           Page 18

LEC LEASING, INC.
SCHEDULE 1.04
EQUIPMENT UNDER LEASE AS OF
   JUNE 30, 1999

----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
ACCT     ACCOUNT            LESSEE             QTY      MFR          MACHINE    MODEL                   DESCRIPTION
 #         NAME
----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
                                                5   IBM            4694        3879      TILL/CASH DRAW
                                                5   IBM            4694        3924      VIDEO DISPLAY
                                                5   IBM            4694        4800      MODEL 4 PRINTER
                                                5   IBM            4694        4922      PRINTER DISTR CABLE
                                                5   IBM            4694        4923      PRINTER RIBBON
                                                5   IBM            4694        7429      MONITOR STAND DIST
                                                5   IBM            4694        7462      TOKEN RING NETWORK
                                                5   IBM            4694        7900      DUMP SWITCH
                                                5   IBM            4694        9300      FLAT TOP DISTR
                                                1   IBM            6887        VAG       PC 750
                                                1   IBM            92G7632               NETWORK ADAPTER
                                                1   IBM            42H4332               ADPT MULTIPROTOCAL
                                                1   IBM            85H8101               ISA STORE CNTRLR
                                                1   IBM            44H3111               800 INT TAPE DRV
                                                1   IBM            6542        103       14" COLOR MONITOR
                                                1   LEXMARK        4039        10P       LASER PRINTER
                                                1   LEXMARK                              INTERFACE CABLE
                                                1   IBM                                  28.8 DATA MODEM
                                                1   IBM                                  COMM CABLE
                                                4   IBM            4694        244       POS TERMINAL
                                                4   IBM            4694        3324      POS KEYBOARD
                                                4   IBM            4694        3325      INTEG K/B CABLE
                                                4   IBM            4694        3330      KEYBUTTON KIT
                                                4   IBM            4694        3360      CASH DRAW ASSEMBLY
                                                4   IBM            4694        3364      INTEG CASH CABLE
                                                4   IBM            4694        3390      TOKEN RING CABLE
                                                4   IBM            4694        3879      TILL/CASH DRAW
                                                4   IBM            4694        3920      VIDEO DISPLAY
                                                4   IBM            4694        4800      MODEL 4 PRINTER
                                                4   IBM            4694        4920      PRINTER INTEG CABLE
                                                4   IBM            4694        4923      PRINTER RIBBON
                                                4   IBM            4694        7462      TOKEN RING NETWORK
                                                4   IBM            4694        7900      DUMP SWITCH

1857                IBM                         1   JAPAN DIGITAL  3000E                 ENGNRG DOC. PLOTTER
                                                1   JAPAN DIGITAL                        COLLATE OPTION
                                                1   JAPAN DIGITAL                        NETWORK INTERFACE
                                                1   JAPAN DIGITAL                        SCAN/COPY/PLOT SYS
                                                1   JAPAN DIGITAL  3150                  PRINTFOLD FOLDER

1859                CASE                       21   HUGHES         VSAT        1.2M      SATTELITE DISH

1860                TIFFANY & CO                    IBM            9406        320       PROCESSOR

1861                BED BATH & BEY             16   IBM            4317        001       NETWORK PRINTER
                                               16   IBM            H2438                 IPDS SIMMS
                                               16   IBM            H2439                 POST SCRIPT LEVEL 2
                                               16   IBM            H2445                 TWINAX SCS INTERFACE
                                                4   IBM            5494        EXT       REMOTE CONTROLLER
                                                4   IBM            5494        1100      TOKEN RING ADAPTER
                                               52   IBM            3488        V13       INFOWINDOW LOGIC
                                               52   IBM                        G41       14" COLOR MONITOR

1862                TIFFANY & CO               11   IBM            5494        EXT       CONTROLLERS
                                               11   IBM            5494        1200      TWINAX EXPANSION


                                 Schedule 1.04                           Page 19

LEC LEASING, INC.
SCHEDULE 1.04
EQUIPMENT UNDER LEASE AS OF
   JUNE 30, 1999

----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
ACCT     ACCOUNT            LESSEE             QTY      MFR          MACHINE    MODEL                   DESCRIPTION
 #         NAME
----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
                                               11   IBM            5494        1100      TOKEN RING

1865                TIFFANY & CO               16   IBM            9406        6607      4.19GB DISK UNIT
                                               13   IBM            9406        6050      TWINAX WORKSTATION
                                                1   IBM            9406        2617      ETHNT 802.3 ADPTR
                                                2   IBM            9406        2609      EIA 232/V.24
                                                1   IBM            9406        2623      SIX LINE COMM CONTRL
                                                1   IBM            9406        5072      1063MBPS SYS UNIT
                                                1   IBM            9406        2688      OPTICAL LINK

1868                BED BATH & BEY             28   IBM            3488        V13       INFOWINDOW LOGIC
                                               28   IBM                        G41       14" COLOR MONITOR
                                               38   IBM            4317        001       NETWORK PRINTER
                                               38   IBM            H2438                 IPDS SIMMS
                                               38   IBM            H2439                 POST SCRIPT LEVEL 2
                                               38   IBM            H2445                 TWINAX SCS INTERFACE
                                                2   IBM            5494        EXT       REMOTE CONTROLLER
                                                2   IBM            5494        1100      TOKEN RING ADAPTER

1869                BLUE CROSS BLUE             1   AMDAHL         SP200       8121      SPECTRIS STOR PROC
                                                1   AMDAHL         SP200       7042      4 SHA
                                                1   AMDAHL         SP200       7053      1024MB CACHE
                                                1   AMDAHL         SU200       8122      STORAGE UNIT BASE
                                                2   AMDAHL         SU200       7112      A-GSI 4 RANKS
                                                2   AMDAHL         SU200       7116      B-GSI 4 RANKS

1870                TIFFANY & CO                1   IBM            9406        843875    OPTICAL LINK PROCESS

1871                BED BATH & BEY             35   IBM            4317        001       LASER PRINTER
                                                                   H2438                 IPDS SIMMS
                                                                   H2439                 POST SCRIPT LEVEL 2
                                                                   H2445                 TWINAX SCS INTERFACE
                                               208  IBM            3488        V13       INFOWINDOW LOGIC
                                               208  IBM                        G41       14" COLOR MONITOR
                                               16   IBM            5494        EXT       REMOTE CONTROLLER
                                               18   IBM            5494        1100      TOKEN RING ADAPTER

1872                TIFFANY & CO                1   IBM            9406        2162      MODEL 530 PROC
                                                2   IBM            9406        2688
                                                2   IBM            9406        3165      1024MB MAIN STORAGE
                                                2   IBM            9406        5072      1063MBPS SYS UNIT
                                                1   IBM            9406        5082      1063MBPS SYS TOWER
                                                1   IBM            9406                  MODEL UPGRADE
                                                2   IBM            9406        6512      DISK UNIT CONTROLLER
                                                1   IBM            9406        6606      1.96GB DISK UNIT/A
                                                1   IBM            9406        8052      STORAGE UNIT BASE
                                                2   IBM            9406        8265      1024MB MAIN STORAGE

1874                CASE                        9   HUGHES         VSAT        1.2M      SATTELITE DISH

1875                TIFFANY & CO                1   IBM            6887        VAG       PC 750
                                                1   IBM            95G7632               NETWORK ADAPTER
                                                1   IBM            42H4332               ADPT MULTIPROTOCAL
                                                1   IBM            85H8101               ISA STORE CNTRLR
                                                1   IBM            44H3111               800 INT TAPE DRIVE


                                 Schedule 1.04                           Page 20

LEC LEASING, INC.
SCHEDULE 1.04
EQUIPMENT UNDER LEASE AS OF
   JUNE 30, 1999

----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
ACCT     ACCOUNT            LESSEE             QTY      MFR          MACHINE    MODEL                   DESCRIPTION
 #         NAME
----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
                                                1   IBM            6540        00N       14" COLOR MONITOR
                                                1   IBM            43J1000               LEXMARK LASER PRNT
                                                1   IBM                                  INTERFACE CABLE
                                                1   IBM                                  28.8 DATA MODEM
                                                1   IBM                                  COMM CABLE
                                                8   IBM            4694        244       POS TERMINAL
                                                8   IBM            4694        3324      POS KEYBOARD
                                                8   IBM            4694        3326      DISTRIBUTED CABLE
                                                8   IBM            4694        3330      KEYBUTTON KIT
                                                8   IBM            4694        3360      CASH DRAW ASSEMBLY
                                                8   IBM            4694        3365      DISTRIB CASH CABLE
                                                8   IBM            4694        3390      TOKEN RING CABLE
                                                8   IBM            4694        3879      TILL/CASH DRAW
                                                8   IBM            4694        3924      VIDEO DISPLAY
                                                8   IBM            4694        4800      MODEL 4 PRINTER
                                                8   IBM            4694        4922      PRINTER DISTR CABLE
                                                8   IBM            4694        4923      PRINTER RIBBON
                                                8   IBM            4694        7429      MONITOR STAND SWIVEL
                                                8   IBM            4694        7462      TOKEN RING NETWORK
                                                8   IBM            4694        7900      DUMP SWITCH
                                                8   IBM            4694        8Q1588    FLAT TOP DISTR.

1876                TIFFANY & CO                1   IBM            6887        VAG       PC 750
                                                1   IBM            95G7632               NETWORK ADAPTER
                                                1   IBM            42H4332               ADPT MULTIPROTOCAL
                                                1   IBM            85H8101               ISA STORE CNTRLR
                                                1   IBM            44H3111               800 INT TAPE DRIVE
                                                1   IBM            6540        00N       14" COLOR MONITOR
                                                1   IBM            43J1000               LEXMARK LASER PRNT
                                                1   IBM                                  INTERFACE CABLE
                                                1   IBM                                  28.8 DATA MODEM
                                                1   IBM                                  COMM CABLE
                                                9   IBM            4694        244       POS TERMINAL
                                                9   IBM            4694        3324      POS KEYBOARD
                                                9   IBM            4694        3326      DISTRIBUTED CABLE
                                                9   IBM            4694        3330      KEYBUTTON KIT
                                                9   IBM            4694        3360      CASH DRAW ASSEMBLY
                                                9   IBM            4694        3365      DISTRIB CASH CABLE
                                                9   IBM            4694        3390      TOKEN RING CABLE
                                                9   IBM            4694        3879      TILL/CASH DRAW
                                                9   IBM            4694        3924      VIDEO DISPLAY
                                                9   IBM            4694        4800      MODEL 4 PRINTER
                                                9   IBM            4694        4922      PRINTER DISTR CABLE
                                                9   IBM            4694        4923      PRINTER RIBBON
                                                9   IBM            4694        7429      MONITOR STAND SWIVEL
                                                9   IBM            4694        7462      TOKEN RING NETWORK
                                                9   IBM            4694        7900      DUMP SWITCH
                                                9   IBM            4694        8Q1588    FLAT TOP DISTR.

1877                TIFFANY & CO                1   IBM            6887        VAG       PC 750
                                                1   IBM            95G7632               NETWORK ADAPTER
                                                1   IBM            42H4332               ADPT MULTIPROTOCAL
                                                1   IBM            85H8101               ISA STORE CNTRLR
                                                1   IBM            44H3111               800 INT TAPE DRIVE
                                                1   IBM            6540        00N       14" COLOR MONITOR


                                 Schedule 1.04                           Page 21

LEC LEASING, INC.
SCHEDULE 1.04
EQUIPMENT UNDER LEASE AS OF
   JUNE 30, 1999

----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
ACCT     ACCOUNT            LESSEE             QTY      MFR          MACHINE    MODEL                   DESCRIPTION
 #         NAME
----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
                                                1   IBM            43J1000               LEXMARK LASER PRNT
                                                1   IBM                                  INTERFACE CABLE
                                                1   IBM                                  28.8 DATA MODEM
                                                1   IBM                                  COMM CABLE
                                               14   IBM            4694        244       POS TERMINAL
                                               14   IBM            4694        3324      POS KEYBOARD
                                               14   IBM            4694        3326      DISTRIBUTED CABLE
                                               14   IBM            4694        3330      KEYBUTTON KIT
                                               14   IBM            4694        3360      CASH DRAW ASSEMBLY
                                               14   IBM            4694        3365      DISTRIB CASH CABLE
                                               14   IBM            4694        3390      TOKEN RING CABLE
                                               14   IBM            4694        3879      TILL/CASH DRAW
                                               14   IBM            4694        3924      VIDEO DISPLAY
                                               14   IBM            4694        4800      MODEL 4 PRINTER
                                               14   IBM            4694        4922      PRINTER DISTR CABLE
                                               14   IBM            4694        4923      PRINTER RIBBON
                                               14   IBM            4694        7429      MONITOR STAND SWIVEL
                                               14   IBM            4694        7462      TOKEN RING NETWORK
                                               14   IBM            4694        7900      DUMP SWITCH
                                               14   IBM            4694        8Q1588    FLAT TOP DISTR.

1878                TIFFANY & CO                1   IBM            6887        VAG       PC 750
                                                1   IBM            95G7632               NETWORK ADAPTER
                                                1   IBM            42H4332               ADPT MULTIPROTOCAL
                                                1   IBM            85H8101               ISA STORE CNTRLR
                                                1   IBM            44H3111               800 INT TAPE DRIVE
                                                1   IBM            6540        00N       14" COLOR MONITOR
                                                1   IBM            43J1000               LEXMARK LASER PRNT
                                                1   IBM                                  INTERFACE CABLE
                                                1   IBM                                  28.8 DATA MODEM
                                                1   IBM                                  COMM CABLE
                                                6   IBM            4694        244       POS TERMINAL
                                                6   IBM            4694        3324      POS KEYBOARD
                                                6   IBM            4694        3326      DISTRIBUTED CABLE
                                                6   IBM            4694        3330      KEYBUTTON KIT
                                                6   IBM            4694        3360      CASH DRAW ASSEMBLY
                                                6   IBM            4694        3365      DISTRIB CASH CABLE
                                                6   IBM            4694        3390      TOKEN RING CABLE
                                                6   IBM            4694        3879      TILL/CASH DRAW
                                                6   IBM            4694        3924      VIDEO DISPLAY
                                                6   IBM            4694        4800      MODEL 4 PRINTER
                                                6   IBM            4694        4922      PRINTER DISTR CABLE
                                                6   IBM            4694        4923      PRINTER RIBBON
                                                6   IBM            4694        7429      MONITOR STAND SWIVEL
                                                6   IBM            4694        7462      TOKEN RING NETWORK
                                                6   IBM            4694        7900      DUMP SWITCH
                                                6   IBM            4694        8Q1588    FLAT TOP DISTR.

1879                TIFFANY & CO                1   IBM            6887        VAG       PC 750
                                                1   IBM            95G7632               NETWORK ADAPTER
                                                1   IBM            42H4332               ADPT MULTIPROTOCAL
                                                1   IBM            85H8101               ISA STORE CNTRLR
                                                1   IBM            44H3111               800 INT TAPE DRIVE
                                                1   IBM            6540        00N       14" COLOR MONITOR
                                                1   IBM            43J1000               LEXMARK LASER PRNT


                                 Schedule 1.04                           Page 22

LEC LEASING, INC.
SCHEDULE 1.04
EQUIPMENT UNDER LEASE AS OF
   JUNE 30, 1999

----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
ACCT     ACCOUNT            LESSEE             QTY      MFR          MACHINE    MODEL                   DESCRIPTION
 #         NAME
----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
                                                1   IBM                                  INTERFACE CABLE
                                                1   IBM                                  28.8 DATA MODEM
                                                1   IBM                                  COMM CABLE
                                               17   IBM            4694        244       POS TERMINAL
                                               17   IBM            4694        3324      POS KEYBOARD
                                               17   IBM            4694        3326      DISTRIBUTED CABLE
                                               17   IBM            4694        3330      KEYBUTTON KIT
                                               17   IBM            4694        3360      CASH DRAW ASSEMBLY
                                               17   IBM            4694        3365      DISTRIB CASH CABLE
                                               17   IBM            4694        3390      TOKEN RING CABLE
                                               17   IBM            4694        3879      TILL/CASH DRAW
                                               17   IBM            4694        3924      VIDEO DISPLAY
                                               17   IBM            4694        4800      MODEL 4 PRINTER
                                               17   IBM            4694        4922      PRINTER DISTR CABLE
                                               17   IBM            4694        4923      PRINTER RIBBON
                                               17   IBM            4694        7429      MONITOR STAND SWIVEL
                                               17   IBM            4694        7462      TOKEN RING NETWORK
                                               17   IBM            4694        7900      DUMP SWITCH
                                               17   IBM            4694        8Q1588    FLAT TOP DISTR.

1880                NEWSDAY                     1   EMC            5500        9M14      DISK ARRAY

1881                TIFFANY & CO                2   IBM            4694        244       POS TERMINAL
                                                2   IBM            4694        3324      POS KEYBOARD
                                                2   IBM            4694        3325      INTEGRATED K/B CBLE
                                                2   IBM            4694        3330      KEYBUTTON KIT
                                                2   IBM            4694        3360      CASH DRAW ASSEMBLY
                                                2   IBM            4694        3364      INTEG CASH CABLE
                                                2   IBM            4694        3390      TOKEN RING CABLE
                                                2   IBM            4694        3879      TILL/CASH DRAW
                                                2   IBM            4694        3920      VIDEO DISPLAY
                                                2   IBM            4694        4800      MODEL 4 PRINTER
                                                2   IBM            4694        4920      PRINTER INTEG CABLE
                                                2   IBM            4694        4923      PRINTER RIBBON
                                                2   IBM            4694        7462      TOKEN RING NETWORK
                                                2   IBM            4694        7900      DUMP SWITCH
                                                1   IBM            6887        VAG       PC 750
                                                1   IBM            95G7632               NETWORK ADAPTER
                                                1   IBM            42H4332               ADPT MULTIPROTOCAL
                                                1   IBM            85H8101               ISA STORE CNTRLR
                                                1   IBM            44H3111               800 INT TAPE DRIVE
                                                1   IBM            6540        00N       14" COLOR MONITOR
                                                1   IBM            43J1000               LEXMARK LASER PRNT
                                                1   IBM                                  INTERFACE CABLE
                                                1   IBM                                  28.8 DATA MODEM
                                                1   IBM                                  COMM CABLE
                                                5   IBM            4694        244       POS TERMINAL
                                                5   IBM            4694        3324      POS KEYBOARD
                                                5   IBM            4694        3326      DISTRIBUTED CABLE
                                                5   IBM            4694        3330      KEYBUTTON KIT
                                                5   IBM            4694        3360      CASH DRAW ASSEMBLY
                                                5   IBM            4694        3365      DISTRIB CASH CABLE
                                                5   IBM            4694        3390      TOKEN RING CABLE
                                                5   IBM            4694        3879      TILL/CASH DRAW
                                                5   IBM            4694        3924      VIDEO DISPLAY


                                 Schedule 1.04                           Page 23

LEC LEASING, INC.
SCHEDULE 1.04
EQUIPMENT UNDER LEASE AS OF
   JUNE 30, 1999

----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
ACCT     ACCOUNT            LESSEE             QTY      MFR          MACHINE    MODEL                   DESCRIPTION
 #         NAME
----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
                                                5   IBM            4694        4800      MODEL 4 PRINTER
                                                5   IBM            4694        4922      PRINTER DISTR CABLE
                                                5   IBM            4694        4923      PRINTER RIBBON
                                                5   IBM            4694        7429      MONITOR STAND SWIVEL
                                                5   IBM            4694        7462      TOKEN RING NETWORK
                                                5   IBM            4694        7900      DUMP SWITCH
                                                5   IBM            4694        8Q1588    FLAT TOP DISTR.

1883                TIFFANY & CO                8   IBM            9406        6607      4.19GB DISK UNIT

1884                TIFFANY & CO                8   IBM            9406        6607      4.19GB DISK UNIT

1885                TIFFANY & CO                    IBM            6887        VAG       PC 750
                                                    IBM            95G7632               NETWORK ADAPTER
                                                    IBM            42H4332               ADPT MULTIPROTOCAL
                                                    IBM            85H8101               ISA STORE CNTRLR
                                                    IBM            44H3111               800 INT TAPE DRIVE
                                                    IBM            6540        00N       14" COLOR MONITOR
                                                    IBM            43J1000               LEXMARK LASER PRNT
                                                    IBM                                  INTERFACE CABLE
                                                    IBM                                  28.8 DATA MODEM
                                                    IBM                                  COMM CABLE

1887                BED BATH & BEY             84   IBM            3488        V13       INFOWINDOW LOGIC
                                               84   IBM                        G42       14" COLOR MONITOR
                                                6   IBM            4317        001       NETWORK PRINTER
                                                6   IBM            H2438                 IPDS SIMMS
                                                6   IBM            H2439                 POST SCRIPT LEVEL 2
                                                6   IBM            H2445                 TWINAX SCS INTERFACE
                                                6   IBM            5494        EXT       REMOTE CONTROLLER
                                                6   IBM            5494        1100      TOKEN RING ADAPTER
                                               14   IBM            4312        001       LASER PRINTER TWINAX

1895                TIFFANY & CO                2   IBM            9406        3186      128MB MAIN STORAGE

1896  TC-259GM-4    TIFFANY & CO

1898  TC-DIAMOND-E  TIFFANY & CO

1900  IA-980-35     BED, BATH & BEYOND

1901                TIFFANY & CO                4   IBM            5494        EXT       REMOTE CONTROLLER
                                                                   5494        1100      TOKEN RING ADAPTER
                                                                   5494        1200      TWINAX EXPANSION KIT

1902  TC-259GM-5    TIFFANY & CO

1903                BLUE CROSS                  1   HP             7700                  ARRAY  SUBSYSTEM

1905                CASE                        6   HUGHES         VSAT        1.2M      SATTELITE DISH

1908                BLUE CROSS                  1   AMDAHL         SP200       8121      SPECTRIS STOR PROC 60
                                                1   AMDAHL         SP200       7043      8 SHA
                                                1   AMDAHL         SP200       7086      3072MBCACHE=2304MB
                                                1   AMDAHL         SU200       8122      SPECTRIS STOR UNIT BASE


                                 Schedule 1.04                           Page 24

LEC LEASING, INC.
SCHEDULE 1.04
EQUIPMENT UNDER LEASE AS OF
   JUNE 30, 1999

----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
ACCT     ACCOUNT            LESSEE             QTY      MFR          MACHINE    MODEL                   DESCRIPTION
 #         NAME
----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
                                                1   AMDAHL         SU200       8122      SPECTRIS STOR UNIT BASE
                                                1   AMDAHL         SU200       8122      SPECTRIS STOR UNIT BASE
                                                4   AMDAHL         SU200       7112      A-GS1 4 RANKS
                                                2   AMDAHL         SU200       7112      A-GS1 4 RANKS
                                                1   AMDAHL         SU200       7113      B-GS1 1 RANK
                                                4   AMDAHL         SU200       7116      B-GS1 4 RANK
                                                1   AMDAHL         SU200       7116      B-GS1 4 RANK

1909  VSI-009       VITAMIN SHOPPE

1910                TIFFANY & CO                1   IBM            9406        620       AS/400E SYSTEM UNIT
                                                1   IBM            9406        0348      V.24/EIA232 PCI CABLE
                                                1   IBM            9406        2180      MODEL 620 PROCESSOR
                                                1   IBM            9406        2612      EIA 232/V.24 ONE-LINE
                                                1   IBM            9406        2619      16/4MBPS TOKEN-RING
                                                2   IBM            9406        2623      SIX LINE COMM CONTROLLER
                                                1   IBM            9406        2626      16/4 MBPS TOKEN-RING
                                                1   IBM            9406        2722      PCI TWINAXIAL WORKSTATION
                                                1   IBM            9406        2726      PCI RAID DISK UNIT CTLR
                                                2   IBM            9406        3002      128MB MAIN STORAGE
                                                1   IBM            9406        6501      DASD CONTROLLER
                                                1   IBM            9406        6512      DISK UNIT CNTLR
                                               20   IBM            9406        6813      8.58GB DISK UNIT
                                                2   IBM            9406        7128      DASD EXPANSION UNIT

1911                TIFFANY & CO                2                  3610        024       PARADYNE 3610 DSU W/TDM

1912  TC-DIAMOND-F  TIFFANY & CO

1913  TC-AS400-1A   TIFFANY & CO

1914                TIFFANY & CO                4                                        PARADYNE 4 PORT TI DSU/CSU

1917                VITAMIN SHOPPE             10   IBM            4694        244       1.6GB HARD DRIVE
                                                                               3324      2KEYBOARD W/3 TRACK
                                                                               3328      KEYBOARD CABLE
                                                                               3927      9" COLOR DISPLAY
                                                                               3503      2X20 40 CHARACTER
                                                                               3345      INTEGRATED CABLE
                                                                               3360      F/S CASH DRAWER-NO TIL
                                                                               3879      FIXED TILL-FULL SIZE
                                                                               3364      INTEG CASH DRAWER
                                                2   IBM            4694        9514      2.8M POWER CORD
                                                                               0811      MONITOR FILLER PANEL
                                                3   IBM            4694        SPECIFY   LOCK FOR REGISTERS
                                                                               4610      PRINTER/IMPACT W/MICR
                                                                               4920      CABLE FOR 4/4R PRINTER
                                                                               1150      THERMAL PRINTER
                                                2   IBM            4694        9450      16MB RAM

1918                BED BATH & BEY              5   IBM            5494        EXT       REMOTE CONTROLLER
                                                5   IBM                        1100      TOKEN RING
                                                1   IBM            4317        001       LASER PRINTER
                                                1   IBM                        4141      TWINAX
                                                1   IBM                        4820      IPDS SIMM


                                 Schedule 1.04                           Page 25

LEC LEASING, INC.
SCHEDULE 1.04
EQUIPMENT UNDER LEASE AS OF
   JUNE 30, 1999

----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
ACCT     ACCOUNT            LESSEE             QTY      MFR          MACHINE    MODEL                   DESCRIPTION
 #         NAME
----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
                                                1   IBM                        4810      POST SCRIPT
                                                1   IBM                        MEMORY    8MB MEMORY SIMM
                                                1   IBM            3488        V13       INFOWINDOW LOGIC
                                                1   IBM            6540        00N       14" MONITOR
                                               13   IBM            3488        V13       INFOWINDOW LOGIC
                                               13   IBM            6540        00N       G42 14" MONITOR
                                               13   IBM            3488        V13       INFOWINDOW LOGIC
                                               13   IBM            6540        00N       G42 14" MONITOR
                                               13   IBM            3488        V13       INFOWINDOW LOGIC
                                               13   IBM            6540        00N       G42 14" MONITOR
                                               13   IBM            3488        V13       INFOWINDOW LOGIC
                                               13   IBM            6540        00N       G42 14" MONITOR
                                               13   IBM            3488        V13       INFOWINDOW LOGIC
                                               13   IBM            6540        00N       G42 14" MONITOR

1919                BED BATH & BEY             50   IBM            3487        HC3       INFOWINDOW -COLOR
                                                2   IBM            5494        1200      TWINAX EXPANSION KIT
                                                1   IBM            5494        1100      TOKEN RING ADAPTER

1920                TIFFANY & CO                1   IBM            9406        2619      TOKEN RING ADAPTER

1921                TIFFANY & CO                1   IBM            6887        6AC       STORE CONTROLLER
                                                1   IBM            6540        00N       COLOR MONITOR
                                                1   IBM            43J         100       LEXMARK PRINTER
                                                1   IBM                                  PRINTER CABLE
                                                1   IBM                                  MODEM
                                                1   IBM            4690        SYSTEM    SALE SOFTWARE

1922                TIFFANY & CO                8   IBM            9406        6713      8GB DASD W/REGULATOR

1924                TIFFANY & CO                1   IBM            9406        620       AS/400E SYSTEM UNIT
                                                1   IBM                        0037      3590-811 LCL SRG RACK MNT
                                                1   IBM                        0044      DATA LOSS PROTECTION
                                                1   IBM                        0348      V.24/EIA232 PCI CABLE
                                                1   IBM                        2180      MODEL 620 PROCESSOR
                                                1   IBM                        2724      PCI 16/4NBPB TOKENRING
                                                2   IBM                        2726      PCI RAID DISK UNIT CTLR
                                                1   IBM                        2729      PCI MAGNETIC MEDIA
                                                1   IBM                        2809      PCI LAN/WAN/WORKSTA.
                                                1   IBM                        2924      ENGLISH
                                                2   IBM                        3002      128MG MAIN STORAGE
                                                1   IBM                        5000      TSP SPECIFY CODE
                                                1   IBM                        5023      SOFTWARE VERSION
                                                1   IBM                        5519      ALT IPL SPECIFY 3590
                                                1   IBM                        5520      COMPLETE SYSTEM ORDER
                                               12   IBM                        6813      8.5OB DISK UNIT
                                                1   IBM                        7128      DASD EXPANSION UNIT
                                                1   IBM                        8813      OPT BASE 8.5BGB DISK
                                                1   IBM                        9082      14 FOOT LINE CORD
                                                1   IBM                        9083      LOCKING LINE CORD PLUG
                                                1   IBM                        9329      BASE PCI INTERGRATED
                                                1   IBM                        9364      BASE SYSTEM UNIT EXP.
                                                1   IBM                        9720      BASE PCI WAN/TWINAXIAL
                                                1   IBM            9309        002       RACK ENCLOSURE
                                                1   IBM                        9081      POWER CORD


                                 Schedule 1.04                           Page 26

LEC LEASING, INC.
SCHEDULE 1.04
EQUIPMENT UNDER LEASE AS OF
   JUNE 30, 1999

----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
ACCT     ACCOUNT            LESSEE             QTY      MFR          MACHINE    MODEL                   DESCRIPTION
 #         NAME
----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
                                                1   IBM                        9171      GENERAL PURPOSE
                                                1   IBM            3590        811       TAPE DRIVE
                                                1   IBM                        5125      25 N SGSI CABLE
                                                1   IBM                        9221      FIRST B11 IN RACK
                                                1   IBM                        9590      NO DATA CARTRIDGES
                                                1   IBM            7852        400       AS/400 TSP MODEL
                                                1   IBM                        5000      AS/400 TSP SPECIFY
                                                1   IBM            3486        BO3       AS400 TSP MODEL
                                                1   IBM                        5000      AS/400 TSP SPECIFY
                                                1   IBM                        5900      AS400 TSP TWINX CABLE
                                                1   IBM                        9122      122-KEY TYPEWRITER
                                                1   IBM                        9203      TILT/SWIVEL STAND

1927                BED BATH & BEY              5   IBM            5494        EXT       REMOTE CONTROLLER
                                                5   IBM                        1100      TOKEN RING CABLE
                                               46   IBM            3488        V13       INFOWINDOW LOGIC
                                               46   IBM            6540        00N       G42 14" MONITOR

1928                TIFFANY & CO                1   IBM            6887        6AE       PC 750 P/166 1. G/16 PAR
                                                                   72H         3482      NETWORK ADAPTER
                                                1   IBM            85H         8101      CONTROLLER ADAPTER
                                                                   44H         3111      800 INTERNAL TAPE DRIVE
                                                1   IBM            6540        00N       14" COLOR MONITOR
                                                1   IBM            43J         100       LASER PRINTER
                                                1   IBM                                  PRINTER CABLE
                                                1   IBM                                  33.6 DATA MODEM
                                                1   IBM            43J         100       LASER PRINTER
                                                1   IBM                                  33.6 DATA MODEM

1930                VITAMIN SHOPPE             10   IBM            4894        244       IBM 6X86-P166
                                               20   IBM            4894        9450      8MB MEMORY MODULE
                                               10   IBM            4894        3324      ANPOS/2 KEYBOARD W/MAG
                                               10   IBM            4894        3326      PS/2 ALPHANUMERIC CABLE
                                               10   IBM            4894        3927      9" COLOR DISPLAY ARTICULAT
                                               10   IBM            4894        3503      2X20 40 CHARACTER LCD
                                               10   IBM            4894        3345      INTEGRATED CABLE FOR LCD
                                               10   IBM            4894        3360      FULL SIZE CASH DRAWER/NO TILL
                                               10   IBM            4894        3879      FIXED TILL-FULL SIZE
                                               10   IBM            4894        3364      INTEGRATED CASH DRAWER CABLE
                                               20   IBM            4894        9514      2.8M POWER CORD/NON LOCK PLUG
                                               10   IBM            4894        811       MONITOR FILLER PANEL WIDE CONFIG
                                               30   IBM            4894        SPECIFY   LOCK FOR POS REGISTERS
                                               10   IBM            4894        4610      MODEL T12 TH
                                               10   IBM            4894        4920      CALBE MODEL 4/4R PRINTER
                                               10   IBM            4894        1150      FILLER PANEL FOR THERMAL PRINTER
                                               10   IBM            4894        SYM-1908  SYMBOL SCANNER FOR 4594POS

1932                BED BATH & BEY             130  IBM            3488        V13       INFOWINDOW LOGIC
                                               130  IBM            6540        00N       G42 14" MONITOR
                                                1   IBM            43J         2200      OPTRA 1620 LASER
                                                1   IBM            44H         11        CX TX SCS ADAPTER
                                                1   IBM            44H         40        IPDS SIMM
                                                2   IBM            43J         2200      OPTRA 1620 LASER
                                                2   IBM            44H         11        CX TX SCS ADAPTER
                                                2   IBM            44H         40        IPDS SIMM


                                 Schedule 1.04                           Page 27

LEC LEASING, INC.
SCHEDULE 1.04
EQUIPMENT UNDER LEASE AS OF
   JUNE 30, 1999

----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
ACCT     ACCOUNT            LESSEE             QTY      MFR          MACHINE    MODEL                   DESCRIPTION
 #         NAME
----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
                                                1   IBM            43J         2200      OPTRA 1620 LASER
                                                1   IBM            44H         11        CX TX SCS ADAPTER
                                                1   IBM            44H         40        IPDS SIMM
                                                1   IBM            3488        V13       INFOWINDOW LOGIC
                                                1   IBM            6540        00N       G42 14" MONITOR
                                                1   IBM            43J         2200      OPTRA 1620 LASER
                                                1   IBM            44H         11        CX TX SCS ADAPTER
                                                1   IBM            44H         40        IPDS SIMM
                                                1   IBM            43J         2200      OPTRA 1620 LASER
                                                1   IBM            44H         11        CX TX SCS ADAPTER
                                                1   IBM            44H         40        IPDS SIMM
                                                1   IBM            5494        EXT       REMOTE CONTROLLER
                                                1   IBM                        1100      TOKEN RING
                                                1   IBM            43J         2200      OPTRA 1620 LASER
                                                1   IBM            44H         11        CX TX SCS ADAPTER
                                                1   IBM            44H         40        IPDS SIMM
                                                1   IBM            43J         2200      OPTRA 1620 LASER
                                                1   IBM            44H         11        CX TX SCS ADAPTER
                                                1   IBM            44H         40        IPDS SIMM
                                                1   IBM            43J         2200      OPTRA 1620 LASER
                                                1   IBM            44H         11        CX TX SCS ADAPTER
                                                1   IBM            44H         40        IPDS SIMM
                                                1   IBM            43J         2200      OPTRA 1620 LASER
                                                1   IBM            44H         11        CX TX SCS ADAPTER
                                                1   IBM            44H         40        IPDS SIMM
                                                1   IBM            43J         2200      OPTRA 1620 LASER
                                                1   IBM            44H         11        CX TX SCS ADAPTER
                                                1   IBM            44H         40        IPDS SIMM

1933                CASE CORP.                  1   HUGHES                               1.2M DEICE INSTALL PKG
                                                1   HUGHES                               REMOTE INSTALLATION PKG
                                                1   HUGHES                               SHIPPING CHARGES
                                                1   HUGHES                               REMOTE INSTALLATION PKG
                                                1   HUGHES                               1.2M PES INSTALL PKG
                                                1   HUGHES                               SHIPPING CHARGES
                                                1   HUGHES                               REMOTE INSTALLATION PKG
                                                1   HUGHES                               1.2M PES INSTALL PKG
                                                1   HUGHES                               SHIPPING CHARGES
                                                1   HUGHES                               REMOTE INSTALLATION PKG
                                                1   HUGHES                               1.2M PES INSTALL PKG
                                                1   HUGHES                               SHIPPING CHARGES

1934                VITAMIN SHOPPE             20   IBM            4694        244       IBM 6X86-P166
                                               40   IBM                        9450      8MB MEMORY MODULE
                                               20   IBM                        3324      ANPOS/2 KEYBOARD W/MAG
                                               20   IBM                        3328      PS/2 ALPHANUMERIC CABLE
                                               20   IBM                        3927      9" COLOR DISPLAY ARTICULAT
                                               20   IBM                        3503      2X20 40 CHARACTER LCD
                                               20   IBM                        3345      INTEGRATED CABLE FOR LCD
                                               20   IBM                        3360      FULL SIZE CASH DRAWER/NO TILL
                                               20   IBM                        3879      FIXED TILL-FULL SIZE
                                               20   IBM                        3364      INTEGRATED CASH DRAWER CABLE
                                               40   IBM                        9514      2.8M POWER CORD/NON LOCK PLUG
                                               20   IBM                        811       MONITOR FILLER PANEL WIDE CONFIG
                                               60   IBM                        SPECIFY   LOCK FOR POS REGISTERS


                                 Schedule 1.04                           Page 28

LEC LEASING, INC.
SCHEDULE 1.04
EQUIPMENT UNDER LEASE AS OF
   JUNE 30, 1999

----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
ACCT     ACCOUNT            LESSEE             QTY      MFR          MACHINE    MODEL                   DESCRIPTION
 #         NAME
----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
                                               20   IBM                        4610      MODEL T12 THERMAL PRINTER
                                               20   IBM                        4920      CABLE MODEL 4/4R PRINTER
                                               20   IBM                        1150      FILLER PANEL FOR THERMAL PRINTER
                                               17   IBM                        SYM-1908  SYMBOL SCANNER FOR 4594POS

1935                BED BATH & BEY             43   IBM            3488        V43       14" COLOR MONITOR
                                                6   IBM            5494        EXT       CONTROLLER

1936                NETGROCER, INC.             1                                        RAYMOND MODEL 35 CSR30TT NARROW AISLE
                                                1                                        RAYMOND MODEL 35 CSR30TT NARROW AISLE

1937                NEWSDAY, INC.               1                  IMP         A4        IMPRESSION A4 COMPUTER & VIDEO PROJ.
                                                1                                        PADDING BAG W/WHEELS & TELESCOPING

1939                TIFFANY & CO               264  IBM                                  INFOWINDOW-GREEN

1941  TC-PBX-TROY-A TIFFANY & CO

1942                TIFFANY & CO                1   IBM                                  TN 746B ANALOG INTERFACE

1943  TC-2KPDM-A

1944                BED BATH & BEY              1   IBM            43J         2200      OPTRA 1620 LASER
                                                1   IBM            44H         40        IPDS SIMM
                                                1   IBM            44H         11        CX TX SCS ADAPTER
                                               13   IBM            3488        V13       INFOWINDOW LOGIC
                                               13   IBM            6540        00N       G42 14" MONITOR
                                                1   IBM            43J         2200      OPTRA 1620 LASER
                                                1   IBM            44H         1         MARKNET TOKEN RING ADAPTER
                                                1   IBM            44H         40        IPDS SIMM
                                                1   IBM            43J         2200      OPTRA 1620 LASER
                                                1   IBM            44H         11        CX TX SCS ADAPTER
                                                1   IBM            44H         40        IPDS SIMM
                                                0   IBM                                  MAINTENANCE CONTRACT SETUP
                                                1   IBM            43J         2200      OPTRA 1620 LASER
                                                1   IBM                                  MAINTENANCE CONTRACT SETUP
                                                1   IBM            43J         2200      OPTRA 1620 LASER
                                                1   IBM            44H         11        CX TX SCS ADAPTER
                                                1   IBM            44H         40        IPDS SIMM
                                                1   IBM            43J         2200      OPTRA 1620 LASER
                                                1   IBM            44H         11        CX TX SCS ADAPTER
                                                1   IBM            44H         40        IPDS SIMM
                                                1   IBM            43J         2200      OPTRA 1620 LASER
                                                1   IBM            44H         11        CX TX SCS ADAPTER
                                                1   IBM            44H         40        IPDS SIMM
                                                1   IBM            43J         2200      OPTRA 1620 LASER
                                                1   IBM            44H         11        CX TX SCS ADAPTER
                                                1   IBM            44H         40        IPDS SIMM
                                                1   IBM            5494        EXT       REMOTE CONTROLLER
                                                1   IBM                        1100      TOKEN RING
                                                1   IBM            5494        EXT       REMOTE CONTROLLER
                                                1   IBM                        1100      TOKEN RING
                                                1   IBM            43J         2200      OPTRA 1620 LASER
                                                1   IBM            44H         1         MARKNET TOKEN RING ADAPTER
                                                1   IBM            44H         40        IPDS SIMM


                                 Schedule 1.04                           Page 29

LEC LEASING, INC.
SCHEDULE 1.04
EQUIPMENT UNDER LEASE AS OF
   JUNE 30, 1999

----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
ACCT     ACCOUNT            LESSEE             QTY      MFR          MACHINE    MODEL                   DESCRIPTION
 #         NAME
----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
                                               13   IBM            3488        V13       INFOWINDOW LOGIC
                                               13   IBM            6540        00N       G42 14" MONITOR
                                                1   IBM            3488        V13       INFOWINDOW LOGIC
                                                1   IBM            6540        00N       G42 14" MONITOR
                                                1   IBM            3488        V13       INFOWINDOW LOGIC
                                                1   IBM            6540        00N       G42 14" MONITOR
                                                1   IBM            3488        V13       INFOWINDOW LOGIC
                                                1   IBM            6540        00N       G42 14" MONITOR
                                                1   IBM            43J         2200      OPTRA 1620 LASER
                                                1   IBM            44H         11        CX TX SCS ADAPTER
                                                1   IBM            44H         40        IPDS SIMM
                                                1   IBM            43J         2200      OPTRA 1620 LASER
                                                1   IBM            44H         11        CX TX SCS ADAPTER
                                                1   IBM            44H         40        IPDS SIMM
                                                1   IBM            43J         2200      OPTRA 1620 LASER
                                                1   IBM            44H         11        CX TX SCS ADAPTER
                                                1   IBM            44H         40        IPDS SIMM
                                                1   IBM            5494        EXT       REMOTE CONTROLLER
                                                1   IBM                        1100      TOKEN RING
                                               13   IBM            3488        V13       INFOWINDOW LOGIC
                                               13   IBM            6540        00N       G42 14" MONITOR
                                                1   IBM            43J         2200      OPTRA 1620 LASER
                                                1   IBM            44H         1         MARKNET TOKEN RING ADAPTER
                                                1   IBM            44H         40        IPDS SIMM
                                                1   IBM            43J         2200      OPTRA 1620 LASER
                                                1   IBM            44H         1         MARKNET TOKEN RING ADAPTER
                                                1   IBM            44H         40        IPDS SIMM
                                               13   IBM            3488        V13       INFOWINDOW LOGIC
                                               13   IBM            6540        00N       G42 14" MONITOR
                                                1   IBM            43J         2200      OPTRA 1620 LASER
                                                1   IBM            44H         1         MARKNET TOKEN RING ADAPTER
                                                1   IBM            44H         40        IPDS SIMM
                                               13   IBM            3488        V13       INFOWINDOW LOGIC
                                               13   IBM            6540        00N       G42 14" MONITOR
                                                1   IBM            5494        EXT       REMOTE CONTROLLER
                                                1   IBM                        1100      TOKEN RING
                                                1   IBM            43J         2200      OPTRA 1620 LASER
                                                1   IBM            44H         11        CX TX SCS ADAPTER
                                                1   IBM            44H         40        IPDS SIMM
                                                1   IBM            3488        V13       INFOWINDOW LOGIC
                                                1   IBM            6540        00N       G42 14" MONITOR
                                                1   IBM            3488        V13       INFOWINDOW LOGIC
                                                1   IBM            6540        00N       G42 14" MONITOR
                                                1   IBM            5494        EXT       REMOTE CONTROLLER
                                                1   IBM                        1100      TOKEN RING
                                               13   IBM            3488        V13       INFOWINDOW LOGIC
                                               13   IBM            6540        00N       G42 14" MONITOR
                                                1   IBM            43J         2200      OPTRA 1620 LASER
                                                1   IBM            44H         1         MARKNET TOKEN RING ADAPTER
                                                1   IBM            44H         40        IPDS SIMM
                                                1   IBM                        1200      TWINAX EXPANSION KIT
                                                2   IBM            3488        V13       INFOWINDOW LOGIC
                                                2   IBM            6540        00N       G42 14" MONITOR
                                               13   IBM            3488        V13       INFOWINDOW LOGIC
                                               13   IBM            6540        00N       G42 14" MONITOR


                                 Schedule 1.04                           Page 30

LEC LEASING, INC.
SCHEDULE 1.04
EQUIPMENT UNDER LEASE AS OF
   JUNE 30, 1999

----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
ACCT     ACCOUNT            LESSEE             QTY      MFR          MACHINE    MODEL                   DESCRIPTION
 #         NAME
----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
                                                1   IBM            43J         2200      OPTRA 1620 LASER
                                                1   IBM            44H         1         MARKNET TOKEN RING ADAPTER
                                                1   IBM            44H         40        IPDS SIMM
                                                1   IBM            5494        EXT       REMOTE CONTROLLER
                                                1   IBM                        1100      TOKEN RING
                                                1   IBM            43J         2200      OPTRA 1620 LASER
                                                1   IBM            44H         11        CX TX SCS ADAPTER
                                                1   IBM            44H         40        IPDS SIMM

1945  TC-25F3D-A    TIFFANY & CO

1950                VITAMIN SHOPPE             15                  49694       244       IBM 6X86-P166
                                               30                              9450      8MB MEMORY MODULE
                                               15                              3324      ANPOS/2 KEYBOARD W/MAG
                                               15                              3328      PS/2 ALPHANUMERIC CABLE
                                               15                              3927      9" COLOR DISPLAY ARTICULATING ARM
                                               15                              3503      2X20 40 CHARACTER LCD DISPLAY
                                               15                              3345      INTEGRATED CABLE FOR LCD DISPLAY
                                               15                              3360      FULL SIZE CASH DRAWER/NO TILL
                                               15                              3879      FIXED TILL-FULL SIZE
                                               15                              3364      INTEGRATED CASH DRAWER CABLE
                                               30                              9514      2.8M POWER CORD/NON LOCK PLUG
                                               15                              811       MONITOR T12 THERMAL PRINTER
                                               45                  SPECIFY               LOCK FOR POS REGISTERS
                                               15                              4610      MODEL T12 THERMAL PRINTER
                                               15                              4920      CABLE MODEL 4/4R PRINTER
                                               15                              1150      FILLER PANEL FOR THERMAL PRINTER
                                               15                  SYM         1908      SYMBOL SCANNER FOR 4694POS

1951                BLUE CROSS                  1                              7700E     SCALABLE STORAGE SERVER
                                                1                              7700E     SCALABLE STORAGE SERVER

1953                NEWSDAY,INC.                1                  F230                  NETAPP F230 FILLER MEMORY OR PROTOCOL
                                                1                              FNS       NETAPP NFS SOFTWARE FOR F230
                                                1                              CIFS      NET WINDOWS SOFTWARE FOR F230
                                                1                  X320                  256MB SYSTEM MEMORY FOR C/F2XX/F3XX
                                                1                  X3113                 NVRAM ADAPTER WITH 8MB
                                                1                  X615B                 STORAGE SHELF 2 W/O DISK DRIVES FW
                                                7                  X219                  9.1 (8.6) GB WIDE ULTRASCSI DISK DRIVE
                                                1                  X1001                 10/100 BASE T NETWORK ADAPTER
                                                1                  SK          F230      BASIC SPARES KIT FOR F230
                                                1                  SK-SHELF    2B        STORAGE SHELF 2 BASIC SPARES KIT

1954                TIFFANY & CO                8   IBM            4694        244       IBM 4694 POINT-OF-SALE TERMINAL DISTRIBUTED
                                                2   IBM            4694        244       IBM 4694 POINT-OF-SALE TERMINAL INTEGRATED
                                                1   IBM            6875        P5H       IBM STORE CONTROLLER
                                                1   IBM            6540        00N       IBM COLOR MONITOR
                                                1   IBM            43J         1000      LEXMARK PRINTER
                                                1   IBM                                  PRINTER CABLE
                                                1   IBM                                  MODEM & COMMUNICATION CABLE
                                                1   IBM                                  SOFTWARE FOR THE 4690 SYSTEM

1955                NEWSDAY,INC.               32                  PC300       GL        IBM PENT 2 300 SYS 128MB 32.XCD & SND
                                               19                  G72                   17" MONITOR
                                               32                  3C905                 3COM 101100


                                 Schedule 1.04                           Page 31

LEC LEASING, INC.
SCHEDULE 1.04
EQUIPMENT UNDER LEASE AS OF
   JUNE 30, 1999

----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
ACCT     ACCOUNT            LESSEE             QTY      MFR          MACHINE    MODEL                   DESCRIPTION
 #         NAME
----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
                                               33                  VIDEO       CRD       XPERT XL 4MB VIDEO
                                                1                  2.5GB                 2.5GB HARD DRIVE INSTALLED
                                                1                  PC300       GL        IBM PENT 2 300 SYS 128MB 32.XCD & SND WINNT
                                                1                  3C905                 3COM 101100

1956                NEWSDAY,INC.                1   STK            4410        1         LBRY STOR MODULE
                                                1   STK            4411        1         LBRY CNTL UNIT
                                                1   STK            4430        1         LBRY MANGE UNIT
                                                1   STK            4490        M30       STK CONTROLLER W/4 CHANNELS
                                                2   STK            4490        M34       STK 36-TRACK 4 TRANSPORTS CORTRIDGE UNIT
                                                1   STK            4490        M30       STK CONTROLLER W/2 CHANNELS
                                                1   STK            4490        M34       STK 36-TRACK 4 TRANSPORTS CORTRIDGE UNIT
                                                1   STK            CC80                  CLIPPER CAP DOOR

1958  TC-PBX-BOS-A  TIFFANY & CO

1959                VITAMIN SHOPPE             20                  4694        244       IBM 6X86-P166
                                               40                  4694        9450      8MB MEMORY MODULE
                                               20                  4694        3324      ANPOS/2 KEYBOARD W/MAG
                                               20                  4694        3328      PS/2 ALPHANUMERIC CABLE
                                               20                  4694        3927      9" COLOR DISPLAY ARM
                                               20                  4694        3503      2X20 40 CHARACTER LCD DISPLAY
                                               20                  4694        3345      INTEGRATED CABLE FOR LCD DISPLAY
                                               20                  4694        3360      FULL SIZE CASH DRAWER
                                               20                  4694        3879      FIXED TILL-FULL SIZE
                                               20                  4694        3364      INTEGRATED CASH DRAWER CABLE
                                               40                  4694        9514      2.8M POWER CORD/NON LOCK PLUG
                                               20                  4694        811       MONITOR FILLER PANEL
                                               60                  SPECIFY               LOCK FOR POS REGISTERS
                                               24                  4694        4610      MODEL T12 THERMAL PRINTER
                                               24                  4694        4920      CABLE MODEL 4/4R PRINTER
                                               24                  4694        1150      FILLER PANEL FOR THERMAL
                                               20                  SYM         1908      SYMBOL SCANNER FOR 4694POS

1960                BLUE CROSS                  1                  7700E       HDS       UPGRADE SRAM RAID 5 ARRAY SUBSYSTEM

1961                BED BATH & BEY              1   IBM            43J         2200      OPTRA 1620 LASER
                                                1   IBM            44H         1         MARKNET TOKEN RING ADAPTER
                                                1   IBM            44H         40        IPDS SIMM
                                               13   IBM            3488        V13       INFOWINDOW LOGIC
                                               13   IBM            6540        00N       G42 14" MONITOR
                                                1   IBM            5494        EXT       REMOTE CONTROLLER
                                                1   IBM                        1100      TOKEN RING ADAPTER
                                                1   IBM                        1853      CABLE V.35 FOR 5494
                                                1   IBM            5494        EXT       REMOTE CONTROLLER
                                                1   IBM                        1100      TOKEN RING ADAPTER
                                                1   IBM            43J         2200      OPTRA 1620 LASER
                                                1   IBM            44H         1         MARKNET TOKEN RING ADAPTER
                                                1   IBM            44H         40        IPDS SIMM
                                               13   IBM            3488        V13       INFOWINDOW LOGIC
                                               13   IBM            6540        00N       G42 14" MONITOR
                                                1   IBM            43J         2200      OPTRA 1620 LASER
                                                1   IBM            44H         11        CX TX SCS ADAPTER
                                                1   IBM            44H         40        IPDS SIMM
                                                1   IBM            3488        V13       INFOWINDOW LOGIC


                                 Schedule 1.04                           Page 32

LEC LEASING, INC.
SCHEDULE 1.04
EQUIPMENT UNDER LEASE AS OF
   JUNE 30, 1999

----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
ACCT     ACCOUNT            LESSEE             QTY      MFR          MACHINE    MODEL                   DESCRIPTION
 #         NAME
----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
                                                1   IBM            6540        00N       G42 14" MONITOR
                                                3   IBM            5494        EXT       REMOTE CONTROLLER
                                                3   IBM                        1100      TOKEN RING ADAPTER
                                                1   IBM            5494        EXT       REMOTE CONTROLLER
                                                1   IBM                        1100      TOKEN RING ADAPTER
                                                1   IBM            43J         2200      OPTRA 1620 LASER
                                                1   IBM            44H         1         MARKNET TOKEN RING ADAPTER
                                                    IBM            44H         40        IPDS SIMM
                                               13   IBM            6540        00N       G42 14" MONITOR
                                               13   IBM            3488        V13       INFOWINDOW LOGIC
                                               13   IBM            6540        00N       G42 14" MONITOR
                                                1   IBM            5494        EXT       REMOTE CONTROLLER
                                                1   IBM                        1100      TOKEN RING ADAPTER
                                                1   IBM            43J         2200      OPTRA 1620 LASER
                                                1   IBM            44H         1         MARKNET TOKEN RING ADAPTER
                                                1   IBM            44H         40        IPDS SIMM
                                                1   IBM            43J         2200      OPTRA 1620 LASER
                                                1   IBM            44H         1         MARKNET TOKEN RING ADAPTER
                                                1   IBM            44H         40        IPDS SIMM
                                                1   IBM            5494        EXT       REMOTE CONTROLLER
                                                1   IBM                        1100      TOKEN RING ADAPTER
                                               13   IBM            3488        V13       INFOWINDOW LOGIC
                                               13   IBM            6540        00N       G42 14" MONITOR
                                                1   IBM                        1853      CABLE V.35 FOR 5494
                                                1   IBM            43J         2200      OPTRA 1620 LASER
                                                1   IBM            44H         1         MARKNET TOKEN RING ADAPTER
                                                1   IBM            44H         40        IPDS SIMM
                                               13   IBM            3488        V13       INFOWINDOW LOGIC
                                               13   IBM            6540        00N       G42 14" MONITOR
                                               13   IBM            6540        00N       G42 14" MONITOR

1962                TIFFANY & CO                1   IBM            9406        2638      PCZ 100/10MBPS ETHERNET 10A

1964                TIFFANY & CO

1966                BED BATH & BEY             124  IBM            3488        V43       AS/400 TERMINALS
                                                9   IBM            5494        EXT       AS/400 REMOTE CONTROLLERS

1967                BED BATH & BEY             13   IBM            3488        V13       INFOWINDOW LOGIC
                                               13   IBM            6540        00N       G42 14" MONITOR
                                                1   IBM            44H         50        IPDS OPTION FOR OPTRA S SERIES
                                                1   IBM            43J         2638      LASER PRINTER 16PPM 4MB
                                                1   IBM            5494        EXT       REMOTE CONTROLLER 28 PORT
                                                1   IBM            5494        EXT       REMOTE CONTROLLER 28 PORT
                                               13   IBM            3488        V13       INFOWINDOW LOGIC
                                               13   IBM            6540        00N       G42 14" MONITOR
                                                1   IBM            43J         2638      LASER PRINTER 16PPM 4MB
                                                1   IBM            44H         50        IPDS OPTION FOR OPTRA S SERIES
                                                1   IBM            5494        EXT       REMOTE CONTROLLER 28 PORT
                                               13   IBM            3488        V13       INFOWINDOW LOGIC
                                               13   IBM            6540        00N       G42 14" MONITOR
                                                1   IBM            43J         2638      LASER PRINTER 16PPM 4MB
                                                1   IBM            44H         50        IPDS SIMM
                                               13   IBM            3488        V13       INFOWINDOW LOGIC
                                               13   IBM            6540        00N       G42 14" MONITOR


                                 Schedule 1.04                           Page 33

LEC LEASING, INC.
SCHEDULE 1.04
EQUIPMENT UNDER LEASE AS OF
   JUNE 30, 1999

----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
ACCT     ACCOUNT            LESSEE             QTY      MFR          MACHINE    MODEL                   DESCRIPTION
 #         NAME
----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
                                                1   IBM            43J         2638      LASER PRINTER 16PPM 4MB
                                                1   IBM            44H         50        IPDS OPTION FOR OPTRA S SERIES
                                                1   IBM            5494        EXT       REMOTE CONTROLLER 28 PORT
                                                1   IBM            5494        EXT       REMOTE CONTROLLER 28 PORT
                                               13   IBM            3488        V13       INFOWINDOW LOGIC
                                               13   IBM            6540        00N       G42 14" MONITOR
                                                1   IBM            43J         2638      LASER PRINTER 16PPM 4MB
                                                1   IBM            44H         50        IPDS OPTION FOR OPTRA S SERIES
                                                1   IBM            3488        V13       INFOWINDOW LOGIC
                                                1   IBM            6540        00N       G42 14" MONITOR
                                                1   IBM            44H         50        IPDS OPTION FOR OPTRA S SERIES
                                                1   IBM            43J         2638      LASER PRINTER 16PPM 4MB
                                                1   IBM            6540        00N       G42 14" MONITOR
                                                1   IBM            5494        EXT       REMOTE CONTROLLER 28 PORT
                                                1   IBM            5494        EXT       REMOTE CONTROLLER 28 PORT
                                                1   IBM                        1100      TOKEN RING ADAPTER
                                                1   IBM            43J         2200      OPTRA 1620 LASER
                                                1   IBM                                  PMCP PARALLEL 10'CABLE
                                                5   IBM            3488        V13       INFOWINDOW LOGIC
                                                5   IBM            6540        00N       G42 14" MONITOR
                                                8   IBM                                  DECISION DATA LM-4880 LOGIC UNIT
                                                8   IBM                                  DECISION DATA MG05057A 14" SVGA
                                                1   IBM            43J         2600      OPTRA S 1625 16PPM LASER
                                                1   IBM            44H         11        CX TX SCS ADAPTER
                                                1   IBM            44H         50        IPDS OPTION FOR OPTRA S SERIES
                                                1   IBM            43J         2200      OPTRA 1620 LASER
                                                1   IBM            44H         11        CX TX SCS ADAPTER
                                                1   IBM            44H         40        IPDS SIMM
                                                1   IBM            43J         2600      OPTRA S 1625 16PPM LASER
                                                1   IBM            44H         11        CX TX SCS ADAPTER
                                                1   IBM            44H         50        IPDS OPTION FOR OPTRA S SERIES
                                                1   IBM            43J         2600      OPTRA S 1625 16PPM LASER
                                                1   IBM            44H         11        CX TX SCS ADAPTER
                                                1   IBM            44H         50        IPDS OPTION FOR OPTRA S SERIES
                                                1   IBM            43J         2600      OPTRA S 1625 16PPM LASER
                                                1   IBM            44H         11        CX TX SCS ADAPTER
                                                1   IBM            44H         50        IPDS OPTION FOR OPTRA S SERIES
                                                1   IBM            43J         2600      OPTRA S 1625 16PPM LASER
                                                1   IBM            44H         11        CX TX SCS ADAPTER
                                                1   IBM            44H         50        IPDS OPTION FOR OPTRA S SERIES
                                                1   IBM            43J         2600      OPTRA S 1625 16PPM LASER
                                                1   IBM            44H         11        CX TX SCS ADAPTER
                                                1   IBM            44H         50        IPDS OPTION FOR OPTRA S SERIES
                                                1   IBM            43J         2600      OPTRA S 1625 16PPM LASER
                                                1   IBM            44H         11        CX TX SCS ADAPTER
                                                1   IBM            44H         50        IPDS OPTION FOR OPTRA S SERIES

1968                TIFFANY & CO                1                  63175A                ATTENDANT CONSOLE E-BLACK
                                                1                  63176A                ATTND SEL CONSOLE E-BLACK

1969                NEWSDAY,INC.                2                  2645        51U       THINKPAD 600 PII 266 32MB 4GB 24X CDROM
                                                2                  12J         2467      SELECTABASE 600
                                                2                  3547        3         SELECTADOCK 3
                                                2                  32IBM       600       32 MEG UPGRADE FOR TP600


                                 Schedule 1.04                           Page 34

LEC LEASING, INC.
SCHEDULE 1.04
EQUIPMENT UNDER LEASE AS OF
   JUNE 30, 1999

----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
ACCT     ACCOUNT            LESSEE             QTY      MFR          MACHINE    MODEL                   DESCRIPTION
 #         NAME
----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
1970                TIFFANY & CO                8                  4694        244       4694 BASE POS TERMINAL MODEL 244
                                                8                              2900      POWER SUPPLY 110-127V
                                                8                              3324      POS ALPHANUMERIC KEYBOARD
                                                8                              3326      DISTRIBUTED KEYBOARD CABLE
                                                8                              3330      KEYBUTTON KIT RETAIL FORMAT
                                                8                              3360      CASH DRAWER ASSEMBLY, NO TILL
                                                8                              3365      DISTRIBUTED CASH DRAWER CABLE
                                                8                              3390      TOKEN RING CABLE
                                                8                              3879      FIXED TILL FOR CASH DRAWER
                                                8                              3924      MONO VIDEO DISPLAY-DISTRIBUTED
                                                8                              4800      MODEL 4 PRINTER
                                                8                              4922      MODEL 4 PRINTER DISTIBUTED CABLE
                                                8                              4923      MODEL 4 PRINTER RIBBON/PAPER
                                                8                              7429      MONITOR TILT/SWIVEL STAND-DISTRIBUTED
                                                8                              7462      TOKEN RING NETWORK, 16/4
                                                8                              7900      4690 OS DUMP SWITCH FEATURE
                                               32                              9203      SYSTEM LOCK
                                                8                              8Q1588    FLAT TOP FOR DISTRIBUTED MODELS
                                                8                              9510      LINE CORD 4.3M NON-LOCK
                                                8                              9511      LINE CORD 1.8M NON-LOCK
                                                8                              9537      SOFTWARE USAGE-THIRD PARTY
                                                1                  4694        244       4694 BASE POS TERMINAL MODEL 244
                                                1                              2900      POWER SUPPLY 110-127V
                                                1                              3324      POS ALPHANUMERIC KEYBOARD
                                                1                              3325      INTEGRATED KEYBOARD CABLE
                                                1                              3330      KEYBUTTON KIT RETAIL FORMAT
                                                1                              3360      CASH DRAWER ASSEMBLY, NO TILL
                                                1                              3364      INTEGRATED CASH DRAWER CABLE
                                                1                              3390      TOKEN RING CABLE
                                                1                              3879      FIXED TILL FOR CASH DRAWER
                                                1                              3920      MONO VIDEO DISPLAY-DISTRIBUTED
                                                1                              4800      MODEL 4 PRINTER
                                                1                              4920      MODEL 4 PRINTER DISTIBUTED CABLE
                                                1                              4923      MODEL 4 PRINTER RIBBON/PAPER
                                                1                              7462      TOKEN RING NETWORK, 16/4
                                                1                              7900      4690 OS DUMP SWITCH FEATURE
                                                4                              9203      SYSTEM LOCK
                                                1                              9510      LINE CORD 4.3M NON-LOCK
                                                1                              9537      SOFTWARE USAGE-THIRD PARTY
                                                1                  43J         1000      LEXMARK LASER PRINTER
                                                1                                        PRINTER INTERFACE CABLE
                                                1                                        33.6 DATA MODEM
                                                1                                        HOST COMMUNICATIONS INTERFACE CABLE

1971                TIFFANY & CO               12   IBM            9406        6813      8.5GB DASD (CC/M) FOR FC681
                                                2   IBM            9406        7128      5 DISK EXPANSION UNIT

1972                NEWSDAY,INC.                2                                        ULTRA 10 300 MHZ 256MB 24XCD NO COUNTRY
                                                2                                        17-IN ENTRY LEVEL COLOR MONITOR
                                                2                                        UNIX COUNTRY KIT
                                                2                                        SOLARIS 2.6HW 5/98 ENGLISH SERVER MEDIA

1973                TIFFANY & CO                1   IBM            9406        640       AS/400E SYSTEM UNIT
                                                1   IBM                        3         ORDER INSTALLED BY IBM
                                                1   IBM                        22        9348-001 LCL SRC RACK MNT


                                 Schedule 1.04                           Page 35

LEC LEASING, INC.
SCHEDULE 1.04
EQUIPMENT UNDER LEASE AS OF
   JUNE 30, 1999

----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
ACCT     ACCOUNT            LESSEE             QTY      MFR          MACHINE    MODEL                   DESCRIPTION
 #         NAME
----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
                                                1   IBM                        27        3490E C10,C11,C22 OTHER RACK
                                                1   IBM                        37        3590-B11 LCL CRC RACK MNT
                                                1   IBM                        43        MIRRORED SYSTEM BUS LEVEL
                                                1   IBM                        46        OPTICONNECTED SYSTEM
                                                1   IBM                        56        3590-B11 LCL SRC SIDE MNT
                                                1   IBM                        330       V.24/EIA232 20FT CABLE
                                                1   IBM                        2239      MODEL 640 4-WAY PROCESSOR
                                               30   IBM                        2609      EIA 232/V.24 TWO-LINE ADPT
                                                1   IBM                        2612      EIA 232/V.24 ONE-LINE ADPT
                                                2   IBM                        2619      16/4MBPS TOKEN-RING/HP
                                                1   IBM                        2621      REMOVABLE MEDIA DEVICE ATTCH
                                               11   IBM                        2623      SIX LINE COMM CONTROLLER
                                                2   IBM                        2644      3490 MAGNETIC TAPE ATTACH/HP
                                                4   IBM                        2688      OPTICAL LINK PROC(1063MBPS)
                                                1   IBM                        2695      OPTICAL BUS ADAPTER
                                                1   IBM                        2924      ENGLISH
                                                1   IBM                        2961      240 VOLT POWER CORD
                                                2   IBM                        3180      512MB MAIN STORAGE
                                                1   IBM                        5024      SOFTWARE VERSION V4R2
                                                3   IBM                        5052      16 DISK UNIT STORG EXPANSN
                                                4   IBM                        5072      1063MBPS SYS UNIT EXPAN TOWER
                                                2   IBM                        5082      1063MBPS STORAGE EXP TOWER
                                                3   IBM                        5143      BULK 400W POWER SUPPLY
                                                1   IBM                        5519      ALT IPL SPECIFY FOR 3590
                                                1   IBM                        5520      COMPLETE SYSTEM ORDER
                                                1   IBM                        5682      OPTICONNECT IN TOWER
                                               10   IBM                        6140      TWINAXIAL WKSTN CTLR
                                                1   IBM                        6141      ASCII WORKSTATION CONTROLLER
                                                2   IBM                        6501      DASD CONTROLLER
                                                5   IBM                        6512      DISK UNIT CNTLR FOR RAID
                                               73   IBM                        6607      4.19GB DISK UNIT/A
                                                1   IBM                        7607      OPTIONAL DISK UNIT(4.19GB)
                                                2   IBM                        8192      1024MB OPTIONAL BASE
                                               61   IBM                        9023      V.24 CABLE 20 FT ENHANCED
                                                1   IBM                        9082      14 FOOT LINE CORD
                                                1   IBM                        9083      LOCKING LINE CORD PLUG
                                                1   IBM                        9182      14FT LINE CORD SPECIFY
                                                1   IBM                        9183      LOCKING LINE CORD PLUG SPECIFY
                                                1   IBM                        9280      BASE TWINAXIAL WSC
                                                1   IBM                        9699      BASE TWO-LINE WAN 10 A
                                                1   IBM                        9754      BASE MFIOP WITH RAID
                                                2   IBM                        9980      3490-CXX EXT CABLE CONN

1974                TIFFANY & CO                1   IBM            9406        530       9406 SYSTEM UNIT
                                                2   IBM                        37        3590-B11 LCL SRC RACK MNT
                                                1   IBM                        43        MIRRORED SYSTEM BUS LEVEL
                                                1   IBM                        2153      MODEL 530 4-WAY PROCESSOR
                                               21   IBM                        2609      EIA 232/V.24 TWO LINE ADPT
                                                2   IBM                        2619      16/4MBPS TOKEN-RING/HP
                                                1   IBM                        2621      REMOVABLE MEDIA DEVICE ATTCH
                                                7   IBM                        2623      SIX LINE COMM CONTROLLER
                                                2   IBM                        2644      3490 MAGNETIC TAPE ATTACH/HP
                                                2   IBM                        2688      OPTICAL LINK PROC(1063MBPS)
                                                1   IBM                        2924      ENGLISH
                                                1   IBM                        2961      240  VOLT POWER CORD


                                 Schedule 1.04                           Page 36

LEC LEASING, INC.
SCHEDULE 1.04
EQUIPMENT UNDER LEASE AS OF
   JUNE 30, 1999

----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
ACCT     ACCOUNT            LESSEE             QTY      MFR          MACHINE    MODEL                   DESCRIPTION
 #         NAME
----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
                                                2   IBM                        3163      256MB MAIN STORAGE
                                                1   IBM                        4961      240 VOLT POWER CORD
                                                1   IBM                        5023      SOFTWARE VERSION V4R1
                                                3   IBM                        5052      16 DISK UNIT STORG EXPANSN
                                                3   IBM                        5072      1063MBPS SYS UNIT EXPAN TOWER
                                                1   IBM                        5082      1063MBPS STORAGE EXP TOWER
                                                3   IBM                        5143      BULK 400W POWER SUPPLY
                                                1   IBM                        5519      ALT IPL SPECIFY FOR 3590
                                                1   IBM                        5528      COMPLETE SYSTEM ORDER
                                                1   IBM                        5540      ATTACH TWINAXAL WKSTA CTRL
                                                3   IBM                        6050      TWINAX WKST CTRL-ENHANCED
                                                2   IBM                        6501      DASD CONTROLLER
                                                2   IBM                        6512      DISK UNIT CNTLR FOR RAID
                                                2   IBM                        6530      STORAGE DEVICE CONTROLLER
                                               57   IBM                        6607      4.19GB DISK UNIT/A
                                                2   IBM                        8265      OPT BASE 1024MB MAIN STORAGE
                                                1   IBM                        8587      OPT BASE 4.19GB DISK UNIT/A
                                               13   IBM                        9023      V.24 CABLE 20 FT ENHANCED
                                                1   IBM                        9051      BASE 8 DISK UNIT EXPANSION
                                                1   IBM                        9082      14 FOOT LINE CORD
                                                1   IBM                        9083      LOCKING LINE CORD PLUG
                                                1   IBM                        9149      TWINAXIAL PASSTHRU ADAPTER
                                                1   IBM                        9162      BASE MFIOP W/TWINAXIAL WSC
                                                1   IBM                        9182      14FT LINE CORD SPECIFY
                                                1   IBM                        9183      LOCKING LINE CORD PLUG SPECIFY
                                                5   IBM                        9240      STD 400W POWER SUPPLY
                                                6   IBM                        9243      STD FEATURE POWER SUPPLY
                                                6   IBM                        9245      STD BATTERY BACK-UP
                                                1   IBM                        9520      BASE CD-ROM
                                                1   IBM                        9612      STD EIA 232/V.24 1-LINE AD
                                                1   IBM                        9576      BASE OPTICAL BUS ADAPTER
                                               30   IBM                        9835      V.24 ENHANCED CABLE 50FT
                                                2   IBM                        9980      3490-CXX EXT CABLE CONN

1975                BED BATH & BEY              1   IBM            5494        EXT       REMOTE CONTROLLER 28 PORT
                                                1   IBM            43J         2638      LASER PRINTER 16PPM 4MB
                                                1   IBM            44H         50        IPDS OPTION FOR OPTRA S SERIES
                                               13   IBM            3488        V13       INFOWINDOW LOGIC
                                               13   IBM            6540        00N       G42 14" MONITOR
                                                1   IBM            5494        EXT       REMOTE CONTROLLER 28 PORT
                                                1   IBM            43J         2638      LASER PRINTER 16PPM 4MB
                                                1   IBM            44H         50        IPDS OPTION FOR OPTRA S SERIES
                                               13   IBM            3488        V13       INFOWINDOW LOGIC
                                               13   IBM            6540        00N       G42 14" MONITOR
                                                1   IBM            5494        EXT       REMOTE CONTROLLER 28 PORT
                                                1   IBM            43J         2638      LASER PRINTER 16PPM 4MB
                                                1   IBM            44H         50        IPDS OPTION FOR OPTRA S SERIES
                                               13   IBM            3488        V13       INFOWINDOW LOGIC
                                               13   IBM            6540        00N       G42 14" MONITOR
                                                1   IBM            5494        EXT       REMOTE CONTROLLER 28 PORT
                                                1   IBM            43J         2638      LASER PRINTER 16PPM 4MB
                                                1   IBM            44H         50        IPDS OPTION FOR OPTRA S SERIES
                                               13   IBM            3488        V13       INFOWINDOW LOGIC
                                               13   IBM            6540        00N       G42 14" MONITOR
                                                1   IBM            5494        EXT       REMOTE CONTROLLER 28 PORT


                                 Schedule 1.04                           Page 37

LEC LEASING, INC.
SCHEDULE 1.04
EQUIPMENT UNDER LEASE AS OF
   JUNE 30, 1999

----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
ACCT     ACCOUNT            LESSEE             QTY      MFR          MACHINE    MODEL                   DESCRIPTION
 #         NAME
----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
                                                1   IBM            43J         2638      LASER PRINTER 16PPM 4MB
                                                1   IBM            44H         50        IPDS OPTION FOR OPTRA S SERIES
                                               13   IBM            3488        V13       INFOWINDOW LOGIC
                                               13   IBM            6540        00N       G42 14" MONITOR
                                                1   IBM            5494        EXT       REMOTE CONTROLLER 28 PORT
                                               13   IBM            3488        V13       INFOWINDOW LOGIC
                                                1   IBM            43J         2638      LASER PRINTER 16PPM 4MB
                                                1   IBM            44H         50        IPDS OPTION FOR OPTRA S SERIES
                                               13   IBM            6540        00N       G42 14" MONITOR
                                                1   IBM            5494        EXT       REMOTE CONTROLLER 28 PORT
                                               13   IBM            3488        V13       INFOWINDOW LOGIC
                                               13   IBM            6540        00N       G42 14" MONITOR
                                                1   IBM            43J         2638      LASER PRINTER 16PPM 4MB
                                                1   IBM            44H         50        IPDS OPTION FOR OPTRA S SERIES
                                                1   IBM            5494        EXT       REMOTE CONTROLLER 28 PORT
                                                1   IBM            43J         2638      LASER PRINTER 16PPM 4MB
                                                1   IBM            44H         50        IPDS OPTION FOR OPTRA S SERIES
                                               13   IBM            6540        00N       G42 14" MONITOR
                                                5   IBM            3488        V13       INFOWINDOW LOGIC
                                                5   IBM            6540        00N       G42 14" MONITOR
                                                1   IBM            43J         2600      OPTRA S 1625 16PPM LASER
                                                1   IBM            44H         11        CX TX SCS ADAPTER
                                                1   IBM            44H         50        IPDS OPTION FOR OPTRA S SERIES
                                                1   IBM            43J         2600      OPTRA S 1625 16PPM LASER
                                                1   IBM            44H         11        CX TX SCS ADAPTER
                                                1   IBM            44H         50        IPDS OPTION FOR OPTRA S SERIES
                                                1   IBM            43J         2600      OPTRA S 1625 16PPM LASER
                                                1   IBM            44H         11        CX TX SCS ADAPTER
                                                1   IBM            44H         50        IPDS OPTION FOR OPTRA S SERIES
                                                1   IBM            3488        V13       INFOWINDOW LOGIC
                                                1   IBM            6540        00N       G42 14" MONITOR
                                                1   IBM            43J         2600      OPTRA S 1625 16PPM LASER
                                                1   IBM            44H         11        CX TX SCS ADAPTER
                                                1   IBM            44H         50        IPDS OPTION FOR OPTRA S SERIES
                                                1   IBM            43J         2600      OPTRA S 1625 16PPM LASER
                                                1   IBM            44H         11        CX TX SCS ADAPTER
                                                1   IBM            44H         50        IPDS OPTION FOR OPTRA S SERIES
                                                1   IBM            43J         2600      OPTRA S 1625 16PPM LASER

1976                TIFFANY & CO                3   IBM            4694        244       4694 BASE POS TERMINAL MODEL 244
                                                3   IBM                        2900      POWER SUPPLY 110-127V
                                                3   IBM                        3324      POS ALPHANUMERIC KEYBOARD
                                                3   IBM                        3326      DISTRIBUTED KEYBOARD CABLE
                                                3   IBM                        3330      KEYBUTTON KIT RETAIL FORMAT
                                                3   IBM                        3360      CASH DRAWER ASSEMBLY, NO TILL
                                                3   IBM                        3365      DISTRIBUTED CASH DRAWER CABLE
                                                3   IBM                        3390      TOKEN RING CABLE
                                                3   IBM                        3879      FIXED TILL FOR CASH DRAWER
                                                3   IBM                        3924      MONO VIDEO DISPLAY-DISTRIBUTED
                                                3   IBM                        4800      MODEL 4 PRINTER
                                                3   IBM                        4922      MODEL 4 PRINTER DISTIBUTED CABLE
                                                3   IBM                        4923      MODEL 4 PRINTER RIBBON/PAPER
                                                3   IBM                        7429      MONITOR TILT/SWIVEL STAND-DISTRIBUTED
                                                3   IBM                        7462      TOKEN RING NETWORK, 16/4
                                                3   IBM                        7900      4690 OS DUMP SWITCH FEATURE


                                 Schedule 1.04                           Page 38

LEC LEASING, INC.
SCHEDULE 1.04
EQUIPMENT UNDER LEASE AS OF
   JUNE 30, 1999

----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
ACCT     ACCOUNT            LESSEE             QTY      MFR          MACHINE    MODEL                   DESCRIPTION
 #         NAME
----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
                                               12   IBM                        9203      SYSTEM LOCK
                                                3   IBM                        9300      FLAT TOP DISTRIBUTED MODELS
                                                3   IBM                        9510      LINE CORD 4.3M NON-LOCK
                                                3   IBM                        9511      LINE CORD 1.8M NON-LOCK
                                                3   IBM                        9534      SOFTWARE USAGE-4690 OS

1977                TIFFANY & CO                1   IBM            4694        244       4694 BASE POS TERMINAL MODEL 244
                                                1   IBM                        2900      POWER SUPPLY 110-127V
                                                1   IBM                        3324      POS ALPHANUMERIC KEYBOARD
                                                1   IBM                        3325      INTEGRATED KEYBOARD CABLE
                                                1   IBM                        3330      KEYBUTTON KIT RETAIL FORMAT
                                                1   IBM                        3360      CASH DRAWER ASSEMBLY, NO TILL
                                                1   IBM                        3364      INTEGRATED CASH DRAWER CABLE
                                                1   IBM                        3390      TOKEN RING CABLE
                                                1   IBM                        3879      FIXED TILL FOR CASH DRAWER
                                                1   IBM                        3920      MONO VIDEO DISPLAY-DISTRIBUTED
                                                1   IBM                        4800      MODEL 4 PRINTER
                                                1   IBM                        4920      MODEL 4 PRINTER DISTIBUTED CABLE
                                                1   IBM                        4923      MODEL 4 PRINTER RIBBON/PAPER
                                                1   IBM                        7462      TOKEN RING NETWORK, 16/4
                                                1   IBM                        7900      4690 OS DUMP SWITCH FEATURE
                                                4   IBM                        9203      SYSTEM LOCK
                                                1   IBM                        9510      LINE CORD 4.3M NON-LOCK
                                                1   IBM                        9537      SOFTWARE USAGE-THIRD PARTY
                                                1   IBM            43J         1000      LEXMARK LASER PRINTER
                                                1   IBM                                  PRINTER INTERFACE CABLE
                                                1   IBM                                  33.6 DATA MODEM
                                                1   IBM                                  HOST COMMUNICATIONS INTERFACE CABLE

1978                TIFFANY & CO                1   IBM            9406        S20       AS/400E SYSTEM UNIT
                                                1   IBM                        3         ORDER INSTALLED BY IBM
                                                1   IBM                        37        3590-B11 LCL SRC RACK MNT
                                                1   IBM                        44        DATA LOSS PROTECTION
                                                1   IBM                        348       V.24/EIA232 20-FT PCI CABLE
                                                6   IBM                        1323      2-BYTE 1.96GB DISK UNIT KIT
                                                7   IBM                        1326      2-BYTE 1.96GB DISK UNIT KIT
                                                6   IBM                        1327      2-BYTE 4.19GB DISK UNIT KIT
                                                1   IBM                        1350      2.5GB 1/4-INCH TAPE KIT
                                                1   IBM                        2165      MODEL S20 2-WAY PROCESSOR
                                                1   IBM                        2724      PCI 16/4MBPS TOKEN RING 10A
                                                1   IBM                        2741      PCI RAID DISK UNIT CTLR
                                                1   IBM                        2862      128MB 10P MEMORY
                                                1   IBM                        2924      ENGLISH
                                                2   IBM                        3002      128MB MAIN STORAGE
                                                2   IBM                        3002      128MB MAIN STORAGE
                                               10   IBM                        3002      128MB MAIN STORAGE
                                                1   IBM                        5064      SYSTEM UNIT EXPANSION
                                                1   IBM                        5517      ALT IPL SPEC FOR QIC-2500
                                                1   IBM                        5520      COMPLETE SYSTEM ORDER
                                                1   IBM                        6501      DASD CONTROLLER
                                                1   IBM                        6512      DISK UNIT CNTLR FOR RAID
                                                1   IBM                        6617      INTEGRATED PC SERVER
                                                6   IBM                        6607      4.19GB DISK UNIT
                                                3   IBM                        7128      DASD CONTROLLER
                                                1   IBM                        9062      14 FOOT LINE CORD


                                 Schedule 1.04                           Page 39

LEC LEASING, INC.
SCHEDULE 1.04
EQUIPMENT UNDER LEASE AS OF
   JUNE 30, 1999

----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
ACCT     ACCOUNT            LESSEE             QTY      MFR          MACHINE    MODEL                   DESCRIPTION
 #         NAME
----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
                                                1   IBM                        9331      BASE PCI EXP UNIT FOR SPD CDS
                                                1   IBM                        9720      BASE PCI WAN/TWINAXIAL 10A
                                                1   IBM                        9724      BASE PCI TOKEN RING ADAPTER
                                                1   IBM            7855        O1Z       12-192 KPS MODEM
                                                1   IBM            3590        B11       TAPE DRIVE WITH RACL
                                                1   IBM                        5125      25 M SCSI CABLE
                                                1   IBM                        8130      30 DATA CARTRIDGES (PLANT)
                                                1   IBM                        9222      SECOND OR FOURTH B11
                                                1   IBM                        9400      ATTACHED TO AS/400
                                                1   IBM                        9410      INTERPOSER FOR AS/400
                                                1   IBM            9309        2         RACK ENCLOSURE, 1.6 METER
                                                1   IBM                        9060      WATERTIGHT POWER CORD
                                                1   IBM                        9171      GENERAL PURPOSE I/O RACK

1979                BALLY NORTH                48                  706         28157     COMPAQ DESKPRO 2000MT
                                               48                  550         353151    MAGNAVOX 15" SVGA COLOR DIGITAL MONITOR
                                               48                  1125        1         SPORTSTER WINMDM 28.8/33.6
                                               48                  706         990100    DESKPRO 3 YEAR ENHANCED WARRNTY

1980                BED BATH & BEY             13   IBM            3488        V13       INFOWINDOW LOGIC
                                               13   IBM            6540        00N       G42 14" MONITOR
                                                1   IBM            5494        EXT       REMOTE CONTROLLER
                                                1   IBM            43J         2638      LASER PRINTER
                                                1   IBM            44H         50        IPDS OPTION FOR OPTRA S SERIES
                                                1   IBM            5494        EXT       REMOTE CONTROLLER
                                               13   IBM                                  G41 14" COLOR MONITOR 6542301
                                                1   IBM            43J         2638      LASER PRINTER
                                                1   IBM            44H         50        IPDS OPTION FOR OPTRA S SERIES
                                               13   IBM            3488        V13       INFOWINDOW LOGIC
                                                1   IBM            5494        EXT       REMOTE CONTROLLER
                                               13   IBM                                  G41 14" COLOR MONITOR 6542301
                                                1   IBM            43J         2638      LASER PRINTER
                                                1   IBM            44H         50        IPDS OPTION FOR OPTRA S SERIES
                                               13   IBM            3488        V13       INFOWINDOW LOGIC
                                                1   IBM            5494        EXT       REMOTE CONTROLLER
                                                1   IBM            43J         2638      LASER PRINTER
                                                1   IBM            44H         50        IPDS OPTION FOR OPTRA S SERIES
                                               13   IBM            3488        V13       INFOWINDOW LOGIC
                                               13   IBM            6546        0AN       G54 15" SVGA MONITOR
                                                1   IBM            5494        EXT       REMOTE CONTROLLER
                                                1   IBM            43J         2638      LASER PRINTER
                                                1   IBM            44H         50        IPDS OPTION FOR OPTRA S SERIES
                                               13   IBM            3488        V13       INFOWINDOW LOGIC
                                               13   IBM            6546        0AN       G54 15" SVGA MONITOR
                                                1   IBM            3488        V13       INFOWINDOW LOGIC
                                                1   IBM            6540        00N       G42 14" MONITOR
                                                1   IBM            3488        V13       INFOWINDOW LOGIC
                                                1   IBM            6540        00N       G42 14" MONITOR
                                               13   IBM            3488        V13       INFOWINDOW LOGIC
                                               13   IBM            6546        0AN       G54 15" SVGA MONITOR
                                                1   IBM            5494        EXT       REMOTE CONTROLLER
                                                1   IBM            43J         2638      LASER PRINTER
                                                1   IBM            44H         50        IPDS OPTION FOR OPTRA S SERIES
                                                1   IBM            5494        EXT       REMOTE CONTROLLER
                                                1   IBM            43J         2638      LASER PRINTER


                                 Schedule 1.04                           Page 40

LEC LEASING, INC.
SCHEDULE 1.04
EQUIPMENT UNDER LEASE AS OF
   JUNE 30, 1999

----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
ACCT     ACCOUNT            LESSEE             QTY      MFR          MACHINE    MODEL                   DESCRIPTION
 #         NAME
----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
                                                1   IBM            44H         50        IPDS OPTION FOR OPTRA S SERIES
                                               13   IBM            3488        V13       INFOWINDOW LOGIC
                                               13   IBM            6540        00N       G42 14" MONITOR
                                                1   IBM            5494        EXT       REMOTE CONTROLLER
                                                1   IBM            43J         2638      LASER PRINTER
                                                1   IBM            44H         50        IPDS OPTION FOR OPTRA S SERIES
                                               13   IBM            3488        V13       INFOWINDOW LOGIC
                                               13   IBM            6540        00N       G42 14" MONITOR
                                                1   IBM            5494        EXT       REMOTE CONTROLLER
                                                1   IBM            43J         2638      LASER PRINTER
                                                1   IBM            44H         50        IPDS OPTION FOR OPTRA S SERIES
                                               13   IBM            3488        V13       INFOWINDOW LOGIC
                                               13   IBM            6540        00N       G42 14" MONITOR
                                               13   IBM            3488        V13       INFOWINDOW LOGIC
                                               13   IBM            6546        0AN       G54 15" SVGA MONITOR
                                                1   IBM            5494        EXT       REMOTE CONTROLLER
                                                1   IBM            43J         2638      LASER PRINTER
                                                1   IBM            44H         50        IPDS OPTION FOR OPTRA S SERIES

1981                BED BATH & BEY             91                  3488        V43       COLOR DISPLAY
                                                5                  5494        EXT       CONTROLLER

1982                GRUMMAN DATA                1                  7006        42T       IBM RS6000
                                                                               2397      1080 MB SCSI-2 DISK DRIVE
                                                                               2610      3.5 IN 2.88MB DISK DRIVE
                                                                               2643      POWER GXT500 GRAPH ADAPT SEL
                                                                               3750      SERV PUBLICATION WRAP PLUGS
                                                                               3751      DIAGNOSTIC MEDIA
                                                4                              4026      32NB SIMM MEM SELECT(128MB)
                                                                               4043      .5MB L2 CACHE
                                                                               9010      KEYBOARD 101 KEYS 101 US/ENGLISH
                                                                               9041      3 BUTTON MOUSE SPECIFY
                                                                               9300      LANGUAGE GROUP US ENGLISH
                                                                               9397      1080 MB BASE SCSI-2 DISK DRIVE
                                                                               9617      P70 MONITOR(15.9")
                                                                               9800      POWER CORD US/CANADA

1983                TIFFANY & CO                1   IBM            5494        EXT       REMOTE CONTROLLER
                                                1   IBM                        1100      TOKEN RING ADAPTER 80 DEVICE
                                                1   IBM                        1200      TWINAX EXPANSION KIT 28 PORT

1984                TIFFANY & CO                8                  4694        244       4694 BASE POS TERMINAL MODEL 244
                                                8                              2900      POWER SUPPLY 110-127V
                                                8                              3324      POS ALPHANUMERIC KEYBOARD
                                                8                              3326      DISTRIBUTED KEYBOARD CABLE
                                                8                              3330      KEYBUTTON KIT RETAIL FORMAT
                                                8                              3360      CASH DRAWER ASSEMBLY, NO TILL
                                                8                              3365      DISTRIBUTED CASH DRAWER CABLE
                                                8                              3390      TOKEN RING CABLE
                                                8                              3879      FIXED TILL FOR CASH DRAWER
                                                8                              3924      MONO VIDEO DISPLAY-DISTRIBUTED
                                                8                              4800      MODEL 4 PRINTER
                                                8                              4922      MODEL 4 PRINTER DISTRIBUTED CABLE
                                                8                              4923      MODEL 4 PRINTER RIBBON/PAPER
                                                8                              7429      MONITOR TILT/SWIVEL STAND-DISTRIBUTED


                                 Schedule 1.04                           Page 41

LEC LEASING, INC.
SCHEDULE 1.04
EQUIPMENT UNDER LEASE AS OF
   JUNE 30, 1999

----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
ACCT     ACCOUNT            LESSEE             QTY      MFR          MACHINE    MODEL                   DESCRIPTION
 #         NAME
----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
                                                8                              7462      TOKEN RING NETWORK, 16/4
                                                8                              7900      4690 OS DUMP SWITCH FEATURE
                                               32                              9203      SYSTEM LOCK
                                                8                              8Q1588    FLAT TOP FOR DISTRIBUTED MODELS
                                                8                              9510      LINE CORD 4.3M NON-LOCK
                                                8                              9511      LINE CORD 1.8M NON-LOCK
                                                8                              9537      SOFTWARE USAGE-THIRD PARTY
                                                1                  4694        244       4694 BASE POS TERMINAL MODEL 244
                                                1                              2900      POWER SUPPLY 110-127V
                                                1                              3324      POS ALPHANUMERIC KEYBOARD
                                                1                              3325      INTEGRATED KEYBOARD CABLE
                                                1                              3330      KEYBUTTON KIT RETAIL FORMAT
                                                1                              3360      CASH DRAWER ASSEMBLY, NO TILL
                                                1                              3364      INTEGRATED CASH DRAWER CABLE
                                                1                              3390      TOKEN RING CABLE
                                                1                              3879      FIXED TILL FOR CASH DRAWER
                                                1                              3920      MONO VIDEO DISPLAY-INTEGRATED
                                                1                              4800      MODEL 4 PRINTER
                                                1                              4920      MODEL 4 PRINTER DISTRIBUTED CABLE
                                                1                              4923      MODEL 4 PRINTER RIBBON/PAPER
                                                1                              7462      TOKEN RING NETWORK, 16/4
                                                1                              7900      4690 OS DUMP SWITCH FEATURE
                                                4                              9203      SYSTEM LOCK
                                                1                              9510      LINE CORD 4.3M NON-LOCK
                                                1                              9537      SOFTWARE USAGE-THIRD PARTY
                                                1                  43J         1000      LEXMARK LASER PRINTER
                                                1                                        PRINTER INTERFACE CABLE
                                                1                                        33.6 DATA MODEM
                                                1                                        HOST COMMUNICATIONS INTERFACE CABLE

1985                TIFFANY & CO                8                  4694        244       4694 BASE POS TERMINAL MODEL 244
                                                8                              2900      POWER SUPPLY 110-127V
                                                8                              3324      POS ALPHANUMERIC KEYBOARD
                                                8                              3326      DISTRIBUTED KEYBOARD CABLE
                                                8                              3330      KEYBUTTON KIT RETAIL FORMAT
                                                8                              3360      CASH DRAWER ASSEMBLY, NO TILL
                                                8                              3365      DISTRIBUTED CASH DRAWER CABLE
                                                8                              3390      TOKEN RING CABLE
                                                8                              3879      FIXED TILL FOR CASH DRAWER
                                                8                              3924      MONO VIDEO DISPLAY-DISTRIBUTED
                                                8                              4800      MODEL 4 PRINTER
                                                8                              4922      MODEL 4 PRINTER DISTRIBUTED CABLE
                                                8                              4923      MODEL 4 PRINTER RIBBON/PAPER
                                                8                              7429      MONITOR TILT/SWIVEL STAND-DISTRIBUTED
                                                8                              7462      TOKEN RING NETWORK, 16/4
                                                8                              7900      4690 OS DUMP SWITCH FEATURE
                                               32                              9203      SYSTEM LOCK
                                                8                              8Q1588    FLAT TOP FOR DISTRIBUTED MODELS
                                                8                              9510      LINE CORD 4.3M NON-LOCK
                                                8                              9511      LINE CORD 1.8M NON-LOCK
                                                8                              9537      SOFTWARE USAGE-THIRD PARTY
                                                1                  4694        244       4694 BASE POS TERMINAL MODEL 244
                                                1                              2900      POWER SUPPLY 110-127V
                                                1                              3324      POS ALPHANUMERIC KEYBOARD
                                                1                              3325      INTEGRATED KEYBOARD CABLE


                                 Schedule 1.04                           Page 42

LEC LEASING, INC.
SCHEDULE 1.04
EQUIPMENT UNDER LEASE AS OF
   JUNE 30, 1999

----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
ACCT     ACCOUNT            LESSEE             QTY      MFR          MACHINE    MODEL                   DESCRIPTION
 #         NAME
----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
                                                1                              3330      KEYBUTTON KIT RETAIL FORMAT
                                                1                              3360      CASH DRAWER ASSEMBLY, NO TILL
                                                1                              3364      INTEGRATED CASH DRAWER CABLE
                                                1                              3390      TOKEN RING CABLE
                                                1                              3879      FIXED TILL FOR CASH DRAWER
                                                1                              3920      MONO VIDEO DISPLAY-INTEGRATED
                                                1                              4800      MODEL 4 PRINTER
                                                1                              4920      MODEL 4 PRINTER DISTRIBUTED CABLE
                                                1                              4923      MODEL 4 PRINTER RIBBON/PAPER
                                                1                              7462      TOKEN RING NETWORK, 16/4
                                                1                              7900      4690 OS DUMP SWITCH FEATURE
                                                4                              9203      SYSTEM LOCK
                                                1                              9510      LINE CORD 4.3M NON-LOCK
                                                1                              9537      SOFTWARE USAGE-THIRD PARTY
                                                1                  43J         1000      LEXMARK LASER PRINTER
                                                1                                        PRINTER INTERFACE CABLE
                                                1                                        33.6 DATA MODEM
                                                1                                        HOST COMMUNICATIONS INTERFACE CABLE

1986                GRUMMAN DATA                1                  7006        42T       RISC/6000 PNY 32MB MEMORY
                                                1                  6093        11
                                                1                  6094        10
                                                1                  6094        20

1987                TIFFANY & CO                2   IBM            9406        5052      STORAGE EXPANSION UNIT
                                                2   IBM            9406        5143      400 WATT POWER SUPPLY
                                                2   IBM            9406        6532      RAID DISK UNIT CONTROLLER
                                               10   IBM            9406        6713      DASD W/REGULATOR

1988                BALLY, INC.                11                  PTC         912       TELXON 912
                                                                   SC          912       CHARGING CRADLES
                                                                   A3X681      5         Y CABLE
                                                                   STRPROM               SOFTWARE

1989                TIFFANY & CO.               1   IBM            9406        5052      STORAGE EXPANSION UNIT
                                                1   IBM            9406        5143      400 WATT POWER SUPPLY
                                                1   IBM            9406        6532      RAID DISK UNIT CONTROLLER
                                               10   IBM            9406        6713      8GB DASD W/REGULATOR

1990  IA-980-49     BED, BATH & BEYOND         56   IBM            3488        V13       INFOWINDOW LOGIC
                                               39   IBM            6546        OAN       15" G54 SVGA MONITOR
                                                5   IBM            5494        EXT       REMOTE CONTROLLER
                                                4   LEXMARK        43J         2638      LASER PRINTERS
                                                8   LEXMARK        44H         0050      IPDS OPTION
                                                6   LEXMARK        44H         0011      CX TX SCS ADAPTOR
                                                6   LEXMARK        43J         2600      LASER PRINTERS
                                                1   LEXMARK        44H         0001      TOKEN RING
                                               14   IBM            6540        00N       14" G42 MONITOR
                                                1   LEXMARK        43J         2200      LASER PRINTERS
                                                1   LEXMARK        44H         0040      IPDS SIMM
                                                3   IBM            6542        301       14" G41 COLOR MONITOR
                                                9   LEXMARK                              EXTENDED WARRANTY

1991  BAL-003       BALLY NORTH AMERICA        12   MAGNAVOX       PHL15C3220            15" .28MM MONITOR
                                               12   COMPAQ         356050      002       COMPAQ DESKPRO CELARON 300A COMPTRS


                                 Schedule 1.04                           Page 43

LEC LEASING, INC.
SCHEDULE 1.04
EQUIPMENT UNDER LEASE AS OF
   JUNE 30, 1999

----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
ACCT     ACCOUNT            LESSEE             QTY      MFR          MACHINE    MODEL                   DESCRIPTION
 #         NAME
----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
                                               12   COMPAQ         185894      003       EXTENDED WARRANTY
                                               12   SPORTSTER      MBUSR1125             MODEMS
                                               12   NEWCOM         MMNC 16X              CD ROM
                                                6   HP             HPLJ6MP               LASER PRINTER
                                                6                                        6' PRINTER CABLE
                                                1                                        24 PORT STACKABLE HUB
                                                1                                        HUB CABLE

1992  VSI-008       VITAMIN SHOPPE INDUSTRIES  15   IBM            4694        244       BASE POS TERMINAL
                                               30   IBM            4694        9450      8MB MEMORY MODULE
                                               15   IBM            4694        3324      KEYBOARD
                                               15   IBM            4694        3328      ALPHANUMERIC CABLE
                                               15   IBM            4694        3927      9" COLOR DISPLAY ARTICULATING ARM
                                               15   IBM            4694        3503      40 CHARACTER LCD DISPLAY
                                               15   IBM            4694        3345      INTEGRATED CABLE FOR LCD DISPLAY
                                               15   IBM            4694        3360      CASH DRAWER
                                               15   IBM            4694        3879      FIXED TILL
                                               15   IBM            4694        3364      CASH DRAW CABLE
                                               30   IBM            4694        9514      2.8M POWER CORD
                                               15   IBM            4694        811       MONITOR FILLER PANEL
                                               45   IBM                                  SPECIFY LOCK FOR POS REGISTERS
                                               15   IBM            4694        4610      MODEL T12 THERMAL PRINTER
                                               15   IBM            4694        4920      CABLE MODEL 4/4R PRINTER
                                               15   IBM            4694        1150      FILLER PANEL FOR THERMAL PRINTER
                                               15   IBM            SYM         1908      SYMBOL SCANNER FOR 4694 POS TERMINAL

1993  VSI-007       VITAMIN SHOPPE INDUSTRIES  15   IBM            4694        244       BASE POS TERMINAL
                                               30   IBM            4694        9450      8MB MEMORY MODULE
                                               15   IBM            4694        3324      KEYBOARD
                                               15   IBM            4694        3328      ALPHANUMERIC CABLE
                                               15   IBM            4694        3927      9" COLOR DISPLAY ARTICULATING ARM
                                               15   IBM            4694        3503      40 CHARACTER LCD DISPLAY
                                               15   IBM            4694        3345      INTEGRATED CABLE FOR LCD DISPLAY
                                               15   IBM            4694        3360      CASH DRAWER
                                               15   IBM            4694        3879      FIXED TILL
                                               15   IBM            4694        3364      CASH DRAW CABLE
                                               30   IBM            4694        9514      2.8M POWER CORD
                                               15   IBM            4694        811       MONITOR FILLER PANEL
                                               45   IBM                                  SPECIFY LOCK FOR POS REGISTERS
                                               15   IBM            4694        4610      MODEL T12 THERMAL PRINTER
                                               15   IBM            4694        4920      CABLE MODEL 4/4R PRINTER
                                               15   IBM            4694        1150      FILLER PANEL FOR THERMAL PRINTER
                                               15   IBM            SYM         1908      SYMBOL SCANNER FOR 4694 POS TERMINAL

1994  TC-PBX-GA-B   TIFFANY & COMPANY           1   LUCENT         1272        6US       R6SI VAS RTU
                                                2   LUCENT         1272        SSU       SIZE SENS/100 PORTS
                                                1   LUCENT         63552                 DOCUMENTATION
                                                1   LUCENT         6300        UEP       S-1-S1386/R61RSC UP
                                                1   LUCENT         63532                 CALL CLASSIFIER PACK
                                                1   LUCENT         63794                 CDROM ADMIN DOCS

1995  TC-PBX-TROY-B TIFFANY & COMPANY           1   LUCENT         1272        6US       R6SI VAS RTU
                                                2   LUCENT         1272        SSU       SIZE SENS/100 PORTS
                                                1   LUCENT         63552                 DOCUMENTATION
                                                1   LUCENT         6300        UEP       S-1-S1386/R61RSC UP


                                 Schedule 1.04                           Page 44

LEC LEASING, INC.
SCHEDULE 1.04
EQUIPMENT UNDER LEASE AS OF
   JUNE 30, 1999

----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
ACCT     ACCOUNT            LESSEE             QTY      MFR          MACHINE    MODEL                   DESCRIPTION
 #         NAME
----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
                                                1   LUCENT         63532                 CALL CLASSIFIER PACK
                                                1   LUCENT         63794                 CDROM ADMIN DOCS

1996  TC-PBX-VA-B   TIFFANY & COMPANY           1   LUCENT         1272        6US       R6SI VAS RTU
                                                2   LUCENT         1272        SSU       SIZE SENS/100 PORTS
                                                1   LUCENT         63552                 DOCUMENTATION
                                                1   LUCENT         6300        UEP       S-1-S1386/R61RSC UP
                                                1   LUCENT         63532                 CALL CLASSIFIER PACK
                                                1   LUCENT         63794                 CDROM ADMIN DOCS

1997  TC-PBX-DAL-A  TIFFANY & COMPANY           1   LUCENT         1272        6US       R6SI VAS RTU
                                                2   LUCENT         1272        SSU       SIZE SENS/100 PORTS
                                                1   LUCENT         63552                 DOCUMENTATION
                                                1   LUCENT         6300        UEP       S-1-S1386/R61RSC UP
                                                1   LUCENT         63532                 CALL CLASSIFIER PACK
                                                1   LUCENT         63794                 CDROM ADMIN DOCS

1998  TC-4694-NY    TIFFANY & COMPANY           8   IBM            4694        244       BASE POS TERMINAL
                                                8   IBM            4694        2900      POWER SUPPLY 110-127V
                                                8   IBM            4694        3324      POS ALPHANUMERIC KEYBD W/ CD READER
                                                8   IBM            4694        3325      INTEGRATED KEYBOARD CABLE
                                                8   IBM            4694        3330      KEYBUTTON KIT RETAIL FORMAT
                                                8   IBM            4694        3360      CASH DRAWER ASSEMBLY, NO TILL
                                                8   IBM            4694        3364      INTEGRATED CASH DRAWER CABLE
                                                8   IBM            4694        3390      TOKEN RING CABLE
                                                8   IBM            4694        3879      FIXED TILL FOR CASH DRAWER
                                                8   IBM            4694        3920      MONO VIDEO DISPLAY-INTEGRATED
                                                8   IBM            4694        4800      MODEL 4 PRINTER
                                                8   IBM            4694        4920      MODEL 4 PRINTER DISTRIBUTED CABLE
                                                8   IBM            4694        4923      MODEL 4 PRINTER RIBBON/PAPER
                                                8   IBM            4694        7462      TOKEN RING NETWORK, 16/4
                                               32   IBM            4694        9203      SYSTEM LOCK
                                                8   IBM            4694        9510      LINE CORD 4.3M NON-LOCK
                                                8   IBM            4694        9537      SOFTWARE USAGE - THIRD PARTY

1999  TC-PBX-BOS-B  TIFFANY & COMPANY           1   LUCENT         1272        6US       R6SI VAS RTU
                                                2   LUCENT         1272        SSU       SIZE SENS/100 PORTS
                                                1   LUCENT         63552                 DOCUMENTATION
                                                1   LUCENT         6300        UEP       S-1-S1386/R61RSC UP
                                                1   LUCENT         63532                 CALL CLASSIFIER PACK
                                                1   LUCENT         63794                 CDROM ADMIN DOCS
                                                1   LUCENT         1272        UDU       UNIFORM DIAL SFW

2000  IA-980-50     BED, BATH & BEYOND         45   IBM            3488        V13       INFOWINDOW LOGIC BASE
                                               45   IBM            6546        OAN       15" G54 SVGA MONITOR
                                               13   IBM            5494        EXT       IBM CONTROLLER
                                                2   LEXMARK        43J         2600      LASER PRINTER
                                                2   LEXMARK        44H         0011      CX TX SCS ADAPTOR
                                                2   LEXMARK        44H         0050      IPDS OPTION
                                                2                                        EXTENDED WARRANTY

2001  TC-2385D-B    TIFFANY & COMPANY           1   IBM            6512                  DASD CONTROLLER

2002  TC-OA81D-1    TIFFANY & COMPANY           6   IBM            6713                  8.58GB DISK UNIT
                                                1   IBM            5083                  1063MBPS STORAGE EXPANSION TOWER


                                 Schedule 1.04                           Page 45

LEC LEASING, INC.
SCHEDULE 1.04
EQUIPMENT UNDER LEASE AS OF
   JUNE 30, 1999

----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
ACCT     ACCOUNT            LESSEE             QTY      MFR          MACHINE    MODEL                   DESCRIPTION
 #         NAME
----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
                                                1   IBM            6533                  RAID DISK UNIT CONTROLLER
                                                1   IBM            2688                  OPTICAL LINK PROCESSOR

2003  TC-2385D-A    TIFFANY & COMPANY          10   IBM            6907                  4.19GB DASD

2004  TC-A1071-A    TIFFANY & COMPANY           8   IBM            6907                  4.19GB DASD

2005  TC-2KPDM-D    TIFFANY & COMPANY           1   IBM                                  SOFTWARE

2006  IA-980-51     BED, BATH & BEYOND         24   IBM            3488        V13       INFOWINDOW LOGIC BASE
                                               24   IBM            6546        OAN       15" G54 SVGA MONITOR
                                                7   IBM            5494        EXT       REMOTE CONTROLLER
                                                1   IBM            5494        1100      TOKEN RING ADAPTOR
                                                1   IBM            5494        1200      TWINAX EXPANSION KIT
                                                1   LEXMARK        44H         0001      TOKEN RING PRINT SERVER
                                                1   LEXMARK        44H         0050      IPDS OPTION
                                                1   LEXMARK        43J         2600      LASER PRINTER
                                                1                                        EXTENDED WARRANTY

2007  TC-2385D-C    TIFFANY & COMPANY           1   IBM            9406        650       9406-530 UPGADE TO 9406-650 W/ FEATURES
                                                1   IBM            9406        2924      ENGLISH
                                               84   IBM            9406        6907      4.19GB DISK UNIT
                                                1   IBM            9406        9754      BASE MFIOP WITH RAID
                                                1   IBM            9406        9280      BASE TWINAXIAL WSC
                                                4   IBM            9406        8192      1024MB OPTIONAL BASE
                                                4   IBM            9406        3189      128MB MAIN STORAGE
                                                3   IBM            9406        0325      IPCS EXTENSION CABLES FOR NT
                                                3   IBM            9406        1700      IPCS KEWBOARD/MOUSE FOR NT
                                                3   IBM            9406        2724      PCI 16/4MBPS TOKEN RING IOA
                                               12   IBM            9406        2862      128MB IOP MEMORY
                                                3   IBM            9406        6617      INTEGRATED PC SERVER
                                                1   IBM            9406        9699      BASE TWO-LINE WAN IOA
                                                1   IBM            9406        0330      V.24/EIA232 20-FT CABLE
                                                1   IBM            9406        9251      BASE I/O TOWER
                                                1   IBM            9406        5057      STORAGE EXPANSION UNIT
                                                2   IBM            9406        5058      STORAGE EXPANSION UNIT
                                                3   IBM            9406        5083      1063MBPS STORAGE EXPANSION TOWER
                                                5   IBM            9406        6533      RAID DISK UNIT CONTROLLER
                                                2   IBM            9406        2688      OPTICAL LINK POC 1063MBPS
                                                1   IBM            9406        2695      OPTICAL BUS ADAPTOR
                                                1   IBM            9406        2240      MODEL 650 8-WAY PROCESSOR
                                                1   IBM                                  SOFTWARE & INSTALLATION

2008  IA-980-052    BED, BATH & BEYOND          2   IBM            5494        EXT       REMOTE CONTROLLERS

2009  CAS-004-R4    CASE CORPORATION            1   HUGHES         5400        84B       AUTO TAPE LIBRARY
                                                4   HUGHES         5400        8211      BMC CHANNELS
                                                2   HUGHES         5400        8212      GATE 2/5  CHANNELS

2010  CAS-005-R4    CASE CORPORATION            2   HUGHES         5491        9211      ESCON CHANNELS
                                                2   HUGHES         5491        9212      GATE 2/5  CHANNELS

2011  IA-980-053    BED, BATH & BEYOND          1   LEXMARK        43J         2600      LASER PRINTER
                                                1   LEXMARK        44H         0011      CX TX ADAPTOR
                                                1   LEXMARK        44H         0060      IPDS SIMM


                                 Schedule 1.04                           Page 46

LEC LEASING, INC.
SCHEDULE 1.04
EQUIPMENT UNDER LEASE AS OF
   JUNE 30, 1999

----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
ACCT     ACCOUNT            LESSEE             QTY      MFR          MACHINE    MODEL                   DESCRIPTION
 #         NAME
----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
                                                2   IBM            5494        EXT       REMOTE CONTROLLER
                                                1   LEXMARK        43J         2638      LASER PRINTER
                                                1   LEXMARK        44H         0050      IPDS OPTION
                                                                                         EXTENDED MAINTENANCE

2012  TC-3M2DM      TIFFANY & COMPANY           1   IBM            9406        S20       AS-400E SYSTEM UNIT W/ FEATURES
                                                1   IBM            9406        0040      DATA LOSS PROTECTION
                                                1   IBM            9406        0056      3590-BII LCL SRC SIDE MOUNT
                                                2   IBM            9406        0325      IPCS EXTENSION CABLE FOR NT
                                                1   IBM            9406        0330      V.24/EIA232 20FT CABLE
                                                1   IBM            9406        0348      V.24/EIA232 20FT PCI CABLE
                                                1   IBM            9406        0421      JDE VALIDATE NO PRELOAD
                                                2   IBM            9406        1700      IPGS KEYBD/MOUSE FOR NT
                                                1   IBM            9406        2177      MODEL S-20 4-WAY ISV PROCESSOR
                                                1   IBM            9406        2629      LAN/WAN/WORKSTATION IOP
                                                1   IBM            9406        2688      1063MBPS OPTICAL LINK PROCESSOR
                                                1   IBM            9406        2699      TWO-LINE WAN IOA
                                                2   IBM            9406        2724      PCI 16/4MBPS TOKEN RING IOA
                                                1   IBM            9406        2729      PCI MAGNETIC MEDIA CONTROLLER
                                                2   IBM            9406        2741      PCI RAID DISK UNIT CONTROLLER
                                                1   IBM            9406        2809      PCI LAN/WAN/WORKSTATION IOP
                                                1   IBM            9406        2830      MAIN STORAGE EXPANSION
                                                8   IBM            9406        2862      126MB IOP MEMORY
                                                1   IBM            9406        2924      ENGLISH
                                                1   IBM            9406        3002      128MB MAIN STORAGE
                                                1   IBM            9406        5024      SOFTWARE VERSION V4R2
                                                1   IBM            9406        5058      STORAGE EXPANSION UNIT
                                                1   IBM            9406        5064      SYSTEM EXPANSION UNIT
                                                1   IBM            9406        5073      1063MBPS SYSTEM UNIT EXPANSION TOWER
                                                1   IBM            9406        5083      1063MBPS STORAGE EXPANSION TOWER
                                                1   IBM            9406        5519      ALT IPL SPECIFY FOR 3590
                                                1   IBM            9406        5520      COMPLETE SYSTEM ORDER
                                                2   IBM            9406        6533      RAIN DISK UNIT CONTROLLER
                                                2   IBM            9406        6617      INTEGRATED PC SERVER
                                               23   IBM            9406        6713      8.58GB DISK UNIT
                                               17   IBM            9406        6807      4.19GB DISK UNIT
                                                2   IBM            9406        7128      DASD EXPANSION UNIT
                                                1   IBM            9406        9082      14 FOOT LINE CORD
                                                1   IBM            9406        9329      BASE PCI INTEGRATED EXPANSION UNIT
                                                1   IBM            9406        9707      BASE 4.19GB DISK UNIT
                                                1   IBM            9406        9720      BASE PCI WAN/TWINAX IOA
                                                1   IBM            9406        9724      BASE PCI TOKEN RING ADAPTOR
                                                                                         SOFTWARE

2013  VSI-009       VITAMIN SHOPPE INDUSTRIES  20   IBM            4694        244       BASE POS TERMINAL
                                               20   IBM            4694                  ANPS/2 KEYBOARDS W/ MSR US ENGLISH
                                               20   IBM            4694                  INTEGRATED PS/2 ALPHANUMERIC POS KEY
                                               20   IBM            4694                  INTEGRATED COLOR DISPLAY
                                               20   IBM            4694                  40-CHARACTER LIQUID CRYSTAL DISPLAY
                                               20   IBM            4694        3360      CASH DRAWER ASSEMBLY, NO TILL
                                               20   IBM            4694        3364      INTEGRATED CASH DRAWER CABLE
                                               20   IBM            4694                  APA/VF DISPLAY INTEGRATED CABLE ASSMBLY
                                               20   IBM            4694        3879      FIXED TILL FOR CASH DRAWER
                                               20   IBM            4694        4610      MODEL T12 THERMAL PRINTER W/ MICR
                                               20   IBM            4694                  INTEGRATED CABLE FOR MODEL 4 &


                                 Schedule 1.04                           Page 47

LEC LEASING, INC.
SCHEDULE 1.04
EQUIPMENT UNDER LEASE AS OF
   JUNE 30, 1999

----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
ACCT     ACCOUNT            LESSEE             QTY      MFR          MACHINE    MODEL                   DESCRIPTION
 #         NAME
----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
                                                                                             SUREMARK PRINTERS
                                               40   IBM            4694                  2.8M POWER CARD W/NON-LOCKING PLUG
                                               20   IBM            4694                  MONITOR FILLER PANEL FOR WIDE CONFIG
                                               60   IBM            4694        9202      SYSTEM LOCK #9952
                                               20   IBM            4694                  FILLER PANEL FOR 4610 SUREMARK PRINTER
                                               40   IBM            4694                  32MB UPGRADE, RPQ ONLY
                                               20   IBM            4694                  LS 9100 PEARL WHITE/HH
                                               20   IBM            4694                  LS 9100 PRODUCT REFERENCE GUIDE

2014  BCBS-012      BLUE CROSS BLUE SHIELD      1   PERIPHONICS    204IS2                VPS/IS 2 MODEL 9500 VOICE RESPONSE SYSTEM
                                                1   PERIPHONICS    204CPS                VPS/CPS CALL PROCESSING SUBSYSTEM
                                                2   PERIPHONICS    208.14F               QUAD 10/100MBPS ETHERNET S-BUS MODULE
                                                1   PERIPHONICS    204IS                 VPS/IS MODEL 9500 VOICE RESPONSE SYSTEM
                                                2   PERIPHONICS    208.5.2               32MB EXPANSION RAM
                                                1   PERIPHONICS    220.1                 AUDIO TAPE INPUT FEATURE
                                                2   PERIPHONICS    236.1                 2-CHNL CONTINOUS SPEECH RECOGNITION MOD
                                                6   PERIPHONICS    236.11                2-CHNL CONTINOUS SPEECH RECOGNITION MOD
                                                1   PERIPHONICS    260.5                 EXPANSION HOST PORT
                                                2   PERIPHONICS    314.5                 SNMP SOFTWARE LICENSE
                                                3   PERIPHONICS    320.1                 HOST INTERFACE SOFTWARE
                                                1   PERIPHONICS    331                   CALLER MSG RECORDING SOFTWARE LICENSE
                                                2   PERIPHONICS    388                   PERIVIEW CONSOLIDATION SFTWARE LICENSE
                                                2   PERIPHONICS    301.5.3               BASIC SYSTEM SOFTWARE 5.3X
                                                1   PERIPHONICS    401                   VPS EQUIPMENT INSTALLATION

2015  TC-A1071-B    TIFFANY & COMPANY           1   IBM                                  SOFTWARE (AS-400 SERIAL # 1071)

2016  TC-2385D-D    TIFFANY & COMPANY           1   IBM                                  SOFTWARE (AS-400 SERIAL # 2385D)

2017  IA-980-054    BED, BATH & BEYOND          8   IBM            5494        EXT       REMOTE CONTROLLER
                                                2   IBM            5494        1500      IBM ETHERNET ADAPTOR
                                                2   LEXMARK        43J         2200      OPTRA S 1625-16PPM PRINTER
                                                2   LEXMARK        44H                   IPDS FEATURE
                                                2   LEXMARK        44H                   ETHERNET FEATURE
                                               26   IBM            3488        V43       TERMINAL W/ MONITOR

2019  TC-PBX-727    TIFFANY & COMPANY           2   LUCENT         6950        EA1       7' MODEM CABLE
                                                2   LUCENT         6950        EP5       572 SERIAL PRINTER
                                                2   LUCENT         6950        ET7       715BCS TERM WHITE
                                                2   LUCENT         1227        333       CC DELUXE: 50 AGT
                                                1   LUCENT         1264        AM1       AMW SOFTWARE-RTU-G3I
                                                1   LUCENT         1264        ARS       ARS SOFTWARE-RTU
                                                1   LUCENT         1264        DCS       G3I DCS SOFTWARE
                                                1   LUCENT         1264        IS3       G3IV3 RTU SOFTWARE SFT
                                                1   LUCENT         3204        W1B       MDW9000 WIRELESS SET-BLK
                                                1   LUCENT         3203        03B       MDC9000 CORDLESS-BLK
                                               245  LUCENT         3233        03B       8403 DIGITAL VT BLK
                                               30   LUCENT         3234        04B       8410 DIGITAL VT-BLK
                                               243  LUCENT         3235        05B       8410 DIGITAL VT W/ DISPLAY-BLK
                                                7   LUCENT         3236        07B       8434 TERM W/ POWER-BLK
                                                4   LUCENT         32318                 DXS (BLACK)
                                                4   LUCENT         3274        10B       302B1 CONSOLE (BLACK)
                                                1   LUCENT         2171        ADM       7400A DATA MODULE
                                                1   LUCENT         2172        101       7400B PLUS DATA MODULE
                                                3   LUCENT         2725        18C       CRD M25B RS232C-10FT


                                 Schedule 1.04                           Page 48

LEC LEASING, INC.
SCHEDULE 1.04
EQUIPMENT UNDER LEASE AS OF
   JUNE 30, 1999

----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
ACCT     ACCOUNT            LESSEE             QTY      MFR          MACHINE    MODEL                   DESCRIPTION
 #         NAME
----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
                                                2   LUCENT         2750        D08       1030A CONN (BLACK)
                                                1   LUCENT         2725        02S       4 CND-MTNG CRD-25FT
                                                1   LUCENT         31019                 EXTERNAL RINGER
                                                3   LUCENT         24023                 7 AH BATTERY CAB.
                                                1   LUCENT         2403        208       8 KVA ENHANCED UPS
                                                1   LUCENT         6300        59C       G31 MCC 386 MODEL C
                                               11   LUCENT         63010                 SIZE SENSITIVE < 2300
                                                1   LUCENT         63113                 HYBRID LN INTERFACE
                                                1   LUCENT         63114                 DIGITAL LINE INTERFACE
                                                7   LUCENT         63115                 TRUNK LINE INTERFACE
                                                5   LUCENT         63116                 DID TRUNK INTERFACE
                                                1   LUCENT         63118                 AUX TRUNK INTERFACE CP
                                                2   LUCENT         63123                 TONE DETECTOR
                                               21   LUCENT         63136                 16 PORT ANALOG INTERFACE
                                                1   LUCENT         63141                 ANNOUNCEMENT BOARD
                                                1   LUCENT         63150                 UNIVERSAL COUPLER
                                                3   LUCENT         63153                 PROCESSOR INTERFACE
                                                6   LUCENT         63156                 DS1/DMI TRUNK INTERFACE
                                                1   LUCENT         63185                 120A1 CSU MODULE
                                               118  LUCENT         63190                 STANDARD CABLE 10-100
                                                1   LUCENT         63202                 EPN DUPLEX CONTROL
                                                1   LUCENT         63203                 PPN DUP G3I 386
                                                4   LUCENT         63210                 SWRM SNEAK FUSE
                                                6   LUCENT         63212                 SWRM 188B1 ADM FIELD
                                                1   LUCENT         63213                 SWRM AUXILIARY FIELD
                                                5   LUCENT         63214                 SWRM 1PR JUMPER WIRE
                                                1   LUCENT         32036                 BATTERY (BLACK)
                                               120  LUCENT                               REMOTE ADMINISTRATIVE ASSISTANCE
                                               250  LUCENT                               T&M ADJUNCT EQUIPMENT MAINTENANCE
                                                1   LUCENT                               LABOR CHARGES FOR WIRE WORK
                                              2,500 LUCENT                               PBX ENGINEER CONSULTANT TIME
                                                1   LUCENT                               TECHNICIAN VISIT CHARGE
                                                1   LUCENT                               MATERIAL SHIPPING CHARGE
                                                1   LUCENT                               MISC WIRE MATERIAL
                                                1   LUCENT                               DS1/ISDA-PRI INTERFACE CARD
                                                2   LUCENT                               DS1 CABLE
                                               12   LUCENT         3233        058A      8410 D VOICE TERM
                                               20   LUCENT         3235        05BA      840D VOICE TERM
                                                1   LUCENT         1335        STA       T/NOVA ECS R5.0 STATION ADMIN
                                                1   LUCENT         2161        PDMA      PROCESSOR DATA UNIT
                                                1   LUCENT         21611A                RS232C INTERFACE
                                                1   LUCENT         21702A                TDALONE HSG MODULES
                                                1   LUCENT         2177        GEI       DATAPORT EXP-EXTERNAL
                                                3   LUCENT         63185A                120A1 CHANNEL SERVICE UNIT
                                                1   LUCENT         69770                 NULL MODEM ADAPTOR
                                                1   LUCENT         1470        010A      DEF BCMS ADMIN TRNG CD-ROM
                                                3   LUCENT         2178        001A      DEFINIRTY MULTIMEDIA LINK
                                                1   LUCENT         2565        B4S       VSX4 BRI I/F (PBX)
                                                2   LUCENT         27634                 ABC DTE CABLES
                                                1   LUCENT         3830        306       S4000ZX 30FPS OPTION
                                                1   LUCENT         3835        010       PBX SW ENG G1/3-384A
                                                1   LUCENT         3835        026       SOFTWARE ENG-VSX-8BRI/2T
                                                1   LUCENT         3835        212       APPL INTEG T2 PVS/GVS
                                                3   LUCENT         63114A                DIGITAL LINE CIRCUIT CARD
                                                3   LUCENT         8302        901A      POWERKIT FOR DEFINITY D


                                 Schedule 1.04                           Page 49

LEC LEASING, INC.
SCHEDULE 1.04
EQUIPMENT UNDER LEASE AS OF
   JUNE 30, 1999

----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
ACCT     ACCOUNT            LESSEE             QTY      MFR          MACHINE    MODEL                   DESCRIPTION
 #         NAME
----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
                                                4   LUCENT         63156A                DS1/ISDA-PRI INTERFACE CARD
                                                1   LUCENT         31932A                8102 & 8110 DSGTN STRP
                                                1   LUCENT         32307A                8403 DESIG CARD (PKG 25 TF)
                                                1   LUCENT         1264        PRIA      G3I ISDN PRIMARY RATE INTF SFT
                                                4   LUCENT         63123A                TONE DETECTOR
                                                2   LUCENT         63185       120A1     CHANNEL SERVICE UNIT
                                                3   LUCENT         B-LEVEL               3(p) LEVEL PLENUM 4PR CABLE
                                               30   AT&T           530                   AT&T 530 PHONE - BLACK
                                               20   AT&T           548         12        12' PHONE CORD - BLACK
                                               20   AT&T           548         6         6' PHONE CORD - BLACK
                                               20   AT&T           548         25        25' BLACK COIL CORD
                                               10   AT&T           A-RJ45-15             15' RJ45 PATCH PANEL
                                               10   AT&T           A-RJ45-25             25' RJ45 PATCH PANEL
                                               20   LUCENT         3235        05BA      8410 D VOICE TERM
                                                5   LUCENT         3236        09BP      8434DX DCP TERMINAL W/ POWER
                                                2   LUCENT         3235        RTB       8411 DIGITAL SET/DIS & POWER
                                                4   LUCENT         3122        022A      MOD BASE UNIT CALL CENTER
                                                1   LUCENT         3122        050A      MIRAGE HEADSET
                                                1   LUCENT         32344A                10 BIN DSC CD-PKG 104 LASE
                                                1   LUCENT         32311A                10BTN DESIG CARD (PKG 108)
                                                1   LUCENT         3122        035A      TRI-STAR HEADPIECE
                                                2   LUCENT         34521       ADP-02    SUPRA ACCESSORY KIT
                                                4   LUCENT         3236        11BA      8434DX TERM W/PWR+X-MODE (BLACK)

2021  VSI-011       VITAMIN SHOPPE INDUSTRIES  15   IBM            4694        244       6X86-P266 W/3.2GB AND 32MB RAM
                                               30   IBM            4694                  32MB MEMORY MODULE
                                               15   IBM            4694                  ANPOS/2 KEYBD W/3 TRACK MAG STRIPE RDR
                                               15   IBM            4694                  INTGRTD PS/2 ALPHANUMERIC POS KEYBD CABLE
                                               15   IBM            4694                  9" COLOR DIS W/INT'DARTICULATING ARM
                                               15   IBM            4694                  2X20 40 CHARACTER LCD DISPLAY
                                               15   IBM            4694                  INTEGRATED CABLE FOR LCD DISPLAY
                                               15   IBM            4694                  FULL SIZE CASH DRAWER, NO TILL
                                               15   IBM            4694                  FULL SIZE FIXED TILL
                                               15   IBM            4694                  INTEGRATED CASH DRAWER CABLE
                                               30   IBM            4694                  2.8M POWER CORD W/ NON-LOCKING PLUG
                                               15   IBM            4694                  MONITOR FILLER PANEL FOR WIDE CONFIG
                                               45   IBM            4694                  CASH DRAWER LOCKS
                                               15   IBM            4610                  MODEL T12 THERMAL/IMPACT W/MICR
                                               15   IBM                                  INTEGRATED CABLE FOR MODEL 4/4R PRINTER
                                               15   IBM            4610                  FILLER PANEL FOR THERMAL PRINTER
                                               15   IBM                                  OMNI-DIRECTIONAL SYMBOLS SCANNER FOR POS
                                               15   IBM                                  MULTITECH EXTERNAL 336 MODEM

2022  IA-980-055    BED, BATH & BEYOND          3   IBM            5494        EXT       REMOTE CONTROLLER
                                                3   IBM            5494        1100      ETHERNET ADAPTOR
                                                3   IBM            3488        V13       INFOWINDOW LOGIC BASE
                                                3   IBM            6546        OAN       15" G54 COLOR MONITOR

2026  TC-3M2D3-A    TIFFANY & COMPANY           1   IBM                                  SOFTWARE

2027  TC-3995       TIFFANY & COMPANY           1   IBM                                  IBM OPTICAL LIBRARY DATASERVER
                                                1   IBM                                  2)5.2GB MULTIF. OPTICAL DRIVES
                                                1   IBM                                  10-PACK 5.2 GB WORM OPT. MEDIA
                                                2   IBM                                  52-PACK 5.2 GB REWR. OPT MEDIA
                                                1   IBM                                  5.2GB EXT MULTIF. LIB FEATURE


                                 Schedule 1.04                           Page 50

LEC LEASING, INC.
SCHEDULE 1.04
EQUIPMENT UNDER LEASE AS OF
   JUNE 30, 1999

----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
ACCT     ACCOUNT            LESSEE             QTY      MFR          MACHINE    MODEL                   DESCRIPTION
 #         NAME
----  ------------- ------------------------- ----- -------------  ----------  --------  -------------------------------------------
                                                1   IBM                                  IBM CABLE FOR AS/400 PCI MAGNETIC
                                                1   IBM            3995                  IBM 3995 110/117/120V 50/60 HZ CABLE
                                                1   IBM                                  IBM ORDER INSTALL
                                                1   IBM                                  ENGLISH
                                                1   IBM                                  ULTRA SCSI ATTACH 3995-CXX

2028  TC-A1071-C    TIFFANY & COMPANY           1   IBM            9406        640       IBM ORDER INSTALL
                                                1   IBM            9406        2924      ENGLISH
                                                1   IBM            9406        0009      ULTRA SCSI ATTACH 3995-CXX
                                                1   IBM            9406        6534      MAGNETIC MEDIA CONTROLLER

2029  IA-980-56     BED, BATH & BEYOND         738  IBM            3487        HC3       14" COLOR MONITOR W/ FEATURES 9122 7 9201
                                                2   IBM            5494        EXT       REMOTE CONTROLLER
                                                2   IBM            5494        1853      V.35 CABLE
                                               26   IBM            3488        V43       MONITOR
                                                2   IBM            5494        002       LIC REMOTE
                                                1   IBM            3488        V13       INFOWINDOW II LOGIC BASE
                                               10   IBM            5494        001       REMOTE CONTROLLER
                                                2   IBM            5494        1200      TWINAX EXPANSION KIT
                                                5   IBM            5394        01B       8/16 DEVICE
                                                1   IBM            5494        1100      TOKEN RING


                                 Schedule 1.04                           Page 51

                                  SCHEDULE 1.07

                                 EXCLUDED LEASES

o     Newsday Leases upgraded/renewed in Acct #2033, ND-149

                       Acct #                    Acct Name
                       ------                    ---------
                        1681                      ND-132
                        1880                      ND-140

                                 SCHEDULE 1.08

LEASE PORTFOLIO
AS OF JUNE 30, 1999

----     -------------       -------------------------    -----       ----       -----     --------
ACCT                                                      START                   END       MONTHLY
 #       ACCOUNT NAME                CUSTOMER             DATE        TERM        DATE      PAYMENT
----     -------------       -------------------------    -----       ----       -----     --------
1979     BAL-001             BALLY NORTH AMERICA          09-98        36        08-01       1,512
1988     BAL-002             BALLY NORTH AMERICA          10-98        36        09-01         567
1991     BAL-003             BALLY NORTH AMERICA          11-98        36        10-01         743
1588     AP-GRP-14           BED, BATH & BEYOND                                   MTM        2,805
1602     AP-GRP-15           BED, BATH & BEYOND                                   MTM        2,111
1610     AP-GRP-16           BED, BATH & BEYOND           08-95        48        07-99       1,459
1611     AP-087-01           BED, BATH & BEYOND           08-95        48        07-99       1,442
1631     AP-086-01           BED, BATH & BEYOND           09-95        48        08-99       1,066
1632     AP-088-01           BED, BATH & BEYOND           09-95        48        08-99       1,258
1638     AP-093-01           BED, BATH & BEYOND           10-95        48        09-99       1,274
1640     AP-096-01           BED, BATH & BEYOND           10-95        48        09-99       1,082
1643     AP-090-01           BED, BATH & BEYOND           10-95        48        09-99       1,274
1645     AP-091-01           BED, BATH & BEYOND           10-95        48        09-99       1,082
1649     AP-089-01           BED, BATH & BEYOND           10-95        48        09-99         880
1650     AP-092-01           BED, BATH & BEYOND           11-95        48        10-99       1,081
1652     AP-097-01           BED, BATH & BEYOND           11-95        48        10-99       1,078
1655     AP-098-01           BED, BATH & BEYOND           11-95        48        10-99       1,078
1656     AP-094-01           BED, BATH & BEYOND           11-95        48        10-99       1,078
1659     AP-099-01           BED, BATH & BEYOND           11-95        48        10-99       1,078
1660     AP-082-01           BED, BATH & BEYOND           11-95        48        10-99       1,274
1661     AP-100-01           BED, BATH & BEYOND           12-95        48        11-99       1,078
1674     AP-031-01           BED, BATH & BEYOND           01-96        48        12-99         398
1819     IA-980-24           BED, BATH & BEYOND           04-97        36        03-00       2,308
1833     IA-980-25           BED, BATH & BEYOND           04-97        36        03-00       1,133
1861     IA-980-29           BED, BATH & BEYOND           07-97        36        06-00       2,568
1868     IA-980-32           BED, BATH & BEYOND           08-97        36        07-00       2,891
1871     IA-980-33           BED, BATH & BEYOND           09-97        36        08-00       8,841
1887     IA-980-34           BED, BATH & BEYOND           11-97        36        10-00       3,493
1900     IA-980-35           BED, BATH & BEYOND           01-98        36        12-00         621
1918     IA-980-38           BED, BATH & BEYOND           02-98        36        01-01       2,242
1927     IA-980-39           BED, BATH & BEYOND           03-98        36        02-01       1,769
1932     IA-980-40           BED, BATH & BEYOND           03-98        36        02-01         838
1935     IA-980-41           BED, BATH & BEYOND           05-98        24        04-00       1,693
1944     IA-980-42           BED, BATH & BEYOND           05-98        36        04-01       4,436
1961     IA-980-043          BED, BATH & BEYOND           07-98        36        06-01       2,322
1966     IA-980-44           BED, BATH & BEYOND           08-98        24        07-01       3,596
1967     IA-980-45           BED, BATH & BEYOND           08-98        36        07-01       3,068
1975     IA-980-46           BED, BATH & BEYOND           09-98        36        08-01       3,648
1980     IA-980-47           BED, BATH & BEYOND           09-98        36        08-01       4,251
1981     IA-980-48           BED, BATH & BEYOND           10-98        24        09-00       2,479
1990     IA-980-49           BED, BATH & BEYOND           10-98        36        09-01       2,374
2000     IA-980-50           BED, BATH & BEYOND           11-98        36        10-01       2,491
2006     IA-980-51           BED, BATH & BEYOND           12-98        36        11-01       1,440
2008     IA-980-052          BED, BATH & BEYOND           01-99        24        36861         201
2011     IA-980-053          BED, BATH & BEYOND           02-99        36        01-02         367
2017     IA-980-054          BED, BATH & BEYOND           03-99        36        02-02       1,619
2022     IA-980-055          BED, BATH & BEYOND           03-99        36        02-02         497
2029     IA-980-56           BED, BATH & BEYOND           05-99        24        04-01      13,700
1796     BCBS-001            BLUE CROSS BLUE SHIELD       02-97        36        01-00       5,554

                                 SCHEDULE 1.08

LEASE PORTFOLIO
AS OF JUNE 30, 1999


----     -------------       -------------------------    -----       ----       -----     --------
ACCT                                                      START                   END       MONTHLY
 #       ACCOUNT NAME                CUSTOMER             DATE        TERM        DATE      PAYMENT
----     -------------       -------------------------    -----       ----       -----     --------
1815     BCBS-002            BLUE CROSS BLUE SHIELD       04-97        36        03-00       9,064
1816     BCBS-003            BLUE CROSS BLUE SHIELD       03-97        36        02-00       7,922
1823     BCBS-004            BLUE CROSS BLUE SHIELD       05-97        36        04-00      18,784
1842     BCBS-006            BLUE CROSS BLUE SHIELD       09-97        36        08-00       5,880
1843     BCBS-005            BLUE CROSS BLUE SHIELD       07-97        31        01-00       3,650
1869     BCBS-007            BLUE CROSS BLUE SHIELD       10-97        36        09-00       3,674
1903     BCBS-008            BLUE CROSS BLUE SHIELD       01-98        36        12-00       4,159
1908     BCBS-009            BLUE CROSS BLUE SHIELD       01-98        36        12-00       9,817
1951     BCBS-010            BLUE CROSS BLUE SHIELD       06-98        36        05-01      24,600
1960     BCBS-011            BLUE CROSS BLUE SHIELD       07-98        35        05-01       1,846
2014     BCBS-012            BLUE CROSS BLUE SHIELD       05-99        36        04-02       6,155
1726     CAS-007             CASE CORPORATION             07-96        54        12-00       2,537
1727     CAS-008             CASE CORPORATION             07-96        55        01-01       3,631
1728     CAS-009             CASE CORPORATION             07-96        56        02-01       4,546
1729     CAS-010             CASE CORPORATION             07-96        57        03-01       3,051
1746     CAS-011             CASE CORPORATION             08-96        57        04-01       3,176
1747     CAS-012             CASE CORPORATION             08-96        58        05-01       1,528
1806     CAS-016             CASE CORPORATION             02-97        40        05-00       1,646
1818     CAS-014             CASE CORPORATION             04-97        51        06-01      14,554
1859     CAS-015             CASE CORPORATION             07-97        60        06-02       3,741
1874     CAS-016             CASE CORPORATION             10-97        60        09-02       1,521
1905     CAS-017             CASE CORPORATION             01-98        60        12-02       1,069
1933     CAS-018             CASE CORPORATION             04-98        60        03-03         678
2009     CAS-004-R4          CASE CORPORATION             03-99        12        02-00       3,215
2010     CAS-005-R4          CASE CORPORATION             03-99        12        02-00         167
1723     CAS-006             CASE CORPORATION             06-96        48        05-00      47,276
1761     GDS-42T-9           GRUMMAN                      11-96        36        10-99       8,397
1762     GDS-42T-10          GRUMMAN                      11-96        36        10-99         399
1763     GDS-42T-11          GRUMMAN                      12-96        36        11-99       1,997
1982     GDS-42T-1R          GRUMMAN                      09-98        12        08-99         325
1986     GDS-42T-3R          GRUMMAN                      10-98        12        09-99         410
1629     HGC-TJLR            HARTFORD GRADUATE CTR        09-95        48        08-99         755
1639     HGC-007R            HARTFORD GRADUATE CTR                                MTM       11,240
1686     HGC-009R            HARTFORD GRADUATE CTR                                MTM        3,580
1731     HGC-014             HARTFORD GRADUATE CTR        08-96        60        07-01       7,029
1546     H-8250-A            HERTZ                                                MTM       18,460
1857     IBM-001             INT'L BUSINESS MACHINE       08-97        36        07-00       2,477
1798     LI-001-R            LETHOFF, INC.                                        MTM          350
1779     NBS-001             NATIONSBANC SERVICES         12-96        36        11-99       6,320
1795     NBS-002             NATIONSBANC SERVICES         03-97        33        11-99       3,415
1800     NBS-003             NATIONSBANC SERVICES         03-97        33        11-99       3,415
1617     NMM-002             NAT'L MERCHANTS MKTG         08-95        48        07-99         832
1637     NMM-003             NAT'L MERCHANTS MKTG         09-95        48        08-99       1,271
1668     NNM-004             NAT'L MERCHANTS MKTG         12-95        48        11-99         770
1676     NMM-005             NAT'L MERCHANTS MKTG         01-96        48        12-99         998
1781     NMM-008             NAT'L MERCHANTS MKTG         12-96        48        11-00         956
1790     NMM-009             NAT'L MERCHANTS MKTG         01-97        48        12-01         365
1704     NMM-006             NAT'L MERCHANTS MKTG         05-96        48        04-00         457
1712     NMM-007             NAT'L MERCHANTS MKTG         06-96        60        05-01         431
1681     ND-132              NEWSDAY, INC.                03-96        60        02-01      17,370
1698     ND-133              NEWSDAY, INC.                                        MTM          314
1715     ND-135              NEWSDAY, INC.                                        MTM          594
1776     ND-137              NEWSDAY, INC.                12-96        36        11-99         795
1810     ND-138              NEWSDAY, INC.                03-97        36        02-00         255
1825     ND-139              NEWSDAY, INC.                05-97        36        04-00         285

                                 SCHEDULE 1.08

LEASE PORTFOLIO
AS OF JUNE 30, 1999


----     -------------       -------------------------    -----       ----       -----     --------
ACCT                                                      START                   END       MONTHLY
 #       ACCOUNT NAME                CUSTOMER             DATE        TERM        DATE      PAYMENT
----     -------------       -------------------------    -----       ----       -----     --------
1880     ND-140              NEWSDAY, INC.                10-97        64        01-03      12,445
1937     ND-143              NEWSDAY, INC.                04-98        24        36617         241
1953     ND-144              NEWSDAY, INC.                06-98        18        11-99       2,685
1955     ND-146              NEWSDAY, INC.                06-98        30        11-00       2,625
1956     ND-145              NEWSDAY, INC.                06-98        48        05-02       5,550
1969     ND-147              NEWSDAY, INC.                8-98         24         7-00         465
1972     ND-148              NEWSDAY, INC.                10-98        12        09-99         785
1852     PH-001              PEACEHEALTH                  08-97        24        07-99       3,015
1732     PER-001             PEROT SYSTEMS                09-96        36        08-99       1,110
1791     PER-002             PEROT SYSTEMS                02-97        36        01-00       5,655
1794     PER-003             PEROT SYSTEMS                03-97        36        02-00       5,605
1851     PER-004             PEROT SYSTEMS                07-97        36        06-00       3,861
1597     TC-VM-SF            TIFFANY & COMPANY            05-95        60        04-00         587
1600     TC-PBX-GA           TIFFANY & COMPANY            05-95        60        04-00       1,488
1607     TC-PBX-VA           TIFFANY & COMPANY            07-95        60        06-00       1,506
1608     TC-PBX-BOS          TIFFANY & COMPANY            07-95        60        06-00       1,634
1618     TC-4683-MAD         TIFFANY & COMPANY            09-95        60        08-00         311
1619     TC-4693-HR          TIFFANY & COMPANY            09-95        60        08-00         897
1620     TC-4693-WP          TIFFANY & COMPANY            09-95        60        08-00       1,193
1621     TC-4693-LAB         TIFFANY & COMPANY            09-95        60        08-00         293
1622     TC-4693-SH          TIFFANY & COMPANY            09-95        60        08-00       1,089
1623     TC-4693-NY          TIFFANY & COMPANY            09-95        60        08-00       7,172
1624     TC-PBX-DAL          TIFFANY & COMPANY            09-95        60        08-00       1,477
1625     TC-PBX-CM           TIFFANY & COMPANY            09-95        60        08-00         664
1626     TC-PBX-BH           TIFFANY & COMPANY            09-95        60        08-00         655
1627     TC-PBX-TROY         TIFFANY & COMPANY            09-95        60        08-00       1,503
1641     TC-VM-CH            TIFFANY & COMPANY            10-95        60        09-00         470
1644     TC-VM-SD            TIFFANY & COMPANY            10-95        60        09-00         611
1658     TC-4693-MAD1        TIFFANY & COMPANY            12-95        57        08-00         200
1666     TC-4693-NY1         TIFFANY & COMPANY            12-95        57        08-00       1,297
1667     TC-4693-KOP         TIFFANY & COMPANY            12-95        57        08-00       1,036
1693     TC-VM-PB            TIFFANY & COMPANY            03-96        60        02-01         551
1694     TC-VM-BAL           TIFFANY & COMPANY            03-96        60        02-01         601
1695     TC-VM-OB            TIFFANY & COMPANY            03-96        60        02-01         587
1696     TC-VM-HO            TIFFANY & COMPANY            03-96        60        02-01         594
1718     TC-VIDEO-F          TIFFANY & COMPANY                                    MTM        1,455
1720     TC-VIDEO-G          TIFFANY & COMPANY                                    MTM        1,846
1724     TC-5494-01          TIFFANY & COMPANY            07-96        36        06-99       2,236
1735     TC-GENESIS          TIFFANY & COMPANY            09-96        36        08-99       5,450
1751     TC-GENESIS-A        TIFFANY & COMPANY            09-96        36        08-99         385
1755     TC-5494-01A         TIFFANY & COMPANY            10-96        33        06-99         261
1770     TC-DIAMOND          TIFFANY & COMPANY            01-97        36        12-99       3,927
1771     TC-DIAMOND-A        TIFFANY & COMPANY            01-97        36        12-99          41

                                 SCHEDULE 1.08

LEASE PORTFOLIO
AS OF JUNE 30, 1999


----     -------------       -------------------------    -----       ----       -----     --------
ACCT                                                      START                   END       MONTHLY
 #       ACCOUNT NAME                CUSTOMER             DATE        TERM        DATE      PAYMENT
----     -------------       -------------------------    -----       ----       -----     --------
1773     TC-GENESIS-B        TIFFANY & COMPANY            11-96        34        08-99         295
1774     TC-4693-HAC         TIFFANY & COMPANY            11-96        48        10-00       1,245
1782     TC-GENESIS-C        TIFFANY & COMPANY            11-96        34        08-99         117
1783     TC-4693-XTRAA       TIFFANY & COMPANY            12-96        42        05-00          35
1785     TC-4693-XB          TIFFANY & COMPANY            12-96        42        05-00         712
1787     TC-VIDEO-I          TIFFANY & COMPANY            12-96        36        11-99       1,644
1788     TC-DIAMOND-B        TIFFANY & COMPANY            02-97        35        12-99         149
1809     TC-GENESIS-D        TIFFANY & COMPANY            02-97        31        08-00         568
1820     TC-AS400-1          TIFFANY & COMPANY            04-97        29        08-99         133
1824     TC-GENESIS-E        TIFFANY & COMPANY            05-97        28        08-99       5,833
1826     TC-4694-DMC         TIFFANY & COMPANY            04-97        36        03-00         533
1827     TC-4694-LAB         TIFFANY & COMPANY            04-97        36        03-00         565
1828     TC-4694-PB          TIFFANY & COMPANY            04-97        36        03-00       1,080
1829     TC-4694-BAL         TIFFANY & COMPANY            04-97        36        03-00         946
1830     TC-4694-MI          TIFFANY & COMPANY            04-97        36        03-00       1,626
1831     TC-4694-SF          TIFFANY & COMPANY            05-97        36        04-00       1,624
1839     TC-4694-PA          TIFFANY & COMPANY            05-97        36        04-00       1,217
1840     TC-4694-MA          TIFFANY & COMPANY            05-97        36        04-00       1,217
1841     TC-4694-HHI         TIFFANY & COMPANY            07-97        36        06-00         947
1845     TC-4694-CA          TIFFANY & COMPANY            06-97        36        05-00       1,622
1847     TC-GENESIS-F        TIFFANY & COMPANY            06-97        27        08-99       1,520
1848     TC-4694-MHI         TIFFANY & COMPANY            07-97        36        06-00         402
1850     TC-DIAMOND-C        TIFFANY & COMPANY            07-97        29        11-99         199
1853     TC-4694-DTX         TIFFANY & COMPANY            08-97        36        07-00         809
1854     TC-4694-HTX         TIFFANY & COMPANY            08-97        36        07-00       1,217
1855     TC-4694-SD          TIFFANY & COMPANY            08-97        36        07-00       1,350
1860     TC-ETOILE/BU        TIFFANY & COMPANY            07-97        36        06-00      59,946
1862     TC-5494-02R         TIFFANY & COMPANY            07-97        36        06-00       2,350
1865     TC-259GM-1          TIFFANY & COMPANY            09-97        34        06-00       3,838
1870     TC-2F81D-2          TIFFANY & COMPANY            11-97        32        06-00          84
1872     TC-2F81D            TIFFANY & COMPANY            09-97        34        06-00      18,848
1875     TC-4694-HILL        TIFFANY & COMPANY            11-97        36        10-00       1,349
1876     TC-4694-OH          TIFFANY & COMPANY            11-97        36        10-00       1,488
1877     TC-4694-CH          TIFFANY & COMPANY            11-97        36        10-00       2,044
1878     TC-4694-NC          TIFFANY & COMPANY            11-97        36        10-00       1,070
1879     TC-4694-TR          TIFFANY & COMPANY            11-97        36        10-00       2,369
1881     TC-4694-OB          TIFFANY & COMPANY            09-97        36        08-00       1,085
1883     TC-259GM-2          TIFFANY & COMPANY            10-97        33        06-00         524
1884     TC-2F81D-1          TIFFANY & COMPANY            10-97        33        06-00         524
1885     TC-4694-TRI         TIFFANY & COMPANY            12-97        36        11-00         246
1895     TC-DIAMOND-D        TIFFANY & COMPANY            11-97        26        12-99         469
1896     TC-259GM-4          TIFFANY & COMPANY            11-97        32        06-00         861
1898     TC-DIAMOND-E        TIFFANY & COMPANY            12-97        25        12-99         480
1901     TC-5494-03          TIFFANY & COMPANY            12-97        31        06-00       1,269
1902     TC-259GM-5          TIFFANY & COMPANY            12-97        31        06-00       2,299
1910     TC-25F3D            TIFFANY & COMPANY            02-98        36        01-01      10,832
1912     TC-DIAMOND-F        TIFFANY & COMPANY            01-98        24        12-99         493
1913     TC-AS400-1A         TIFFANY & COMPANY            01-98        20        08-99         460
1920     TC-DIAMOND-G        TIFFANY & COMPANY            02-98        23        12-99         154

                                 SCHEDULE 1.08

LEASE PORTFOLIO
AS OF JUNE 30, 1999


----     -------------       -------------------------    -----       ----       -----     --------
ACCT                                                      START                   END       MONTHLY
 #       ACCOUNT NAME                CUSTOMER             DATE        TERM        DATE      PAYMENT
----     -------------       -------------------------    -----       ----       -----     --------
1921     TC-4694-TR2         TIFFANY & COMPANY            02-98        33        10-00         399
1922     TC-GENESIS-H        TIFFANY & COMPANY            02-98        19        08-99       1,671
1924     TC-2KPDM            TIFFANY & COMPANY            03-98        36        02-01       7,571
1928     TC-4693-LAB1        TIFFANY & COMPANY            03-98        30        08-00         305
1939     TC-3486-4           TIFFANY & COMPANY            06-98        24        05-00       4,360
1941     TC-PBX-TROY-A       TIFFANY & COMPANY            05-98        28        08-00          38
1942     TC-PBX-GA-A         TIFFANY & COMPANY            05-98        24        04-00         191
1943     TC-2KPDM-A          TIFFANY & COMPANY            05-98        34        02-01         366
1945     TC-25F3D-A          TIFFANY & COMPANY            06-98        32        01-01         178
1954     TC-4694-MAN         TIFFANY & COMPANY            06-98        36        05-01       1,619
1958     TC-PBX-BOS-A        TIFFANY & COMPANY            06-98        25        06-00          65
1962     TC-2KPDM-B          TIFFANY & COMPANY            07-98        32        02-00          56
1964     TC-GENESIS-I        TIFFANY & COMPANY            07-98        14        08-99       2,311
1968     TC-PBX-VA-A         TIFFANY & COMPANY            08-98        23        06-00         186
1970     TC-4694-DV          TIFFANY & COMPANY            08-98        36        07-01       1,482
1971     TC-2KPDM-C          TIFFANY & COMPANY            09-98        30        02-01       1,395
1973     TC-A1071            TIFFANY & COMPANY            09-98        36        08-01      49,585
1974     TC-2385D            TIFFANY & COMPANY            09-98        36        08-01      37,381
1976     TC-4694-SF1         TIFFANY & COMPANY            09-98        20        04-00         858
1977     TC-4694-AZ          TIFFANY & COMPANY            09-98        36        08-01       1,482
1978     TC-0A81D            TIFFANY & COMPANY            09-98        36        08-01       5,800
1983     TC-5494-01B         TIFFANY & COMPANY            10-98         9        06-99         995
1984     TC-4694-LV          TIFFANY & COMPANY            10-98        36        09-01       1,482
1985     TC-4694-WA          TIFFANY & COMPANY            10-98        36        09-01       1,482
1987     TC-259GM-6          TIFFANY & COMPANY            10-98        21        06-00       2,713
1989     TC-2F81D-4          TIFFANY & COMPANY            10-98        21        06-00       1,945
1994     TC-PBX-GA-B         TIFFANY & COMPANY            11-98        18        04-00         884
1995     TC-PBX-TROY-B       TIFFANY & COMPANY            11-98        22        08-00         722
1996     TC-PBX-VA-B         TIFFANY & COMPANY            11-98        20        06-00         794
1997     TC-PBX-DAL-A        TIFFANY & COMPANY            11-98        22        08-00         701
1998     TC-4694-NY          TIFFANY & COMPANY            11-98        36        10-01       1,053
1999     TC-PBX-BOS-B        TIFFANY & COMPANY            11-98        20        06-00         790
2001     TC-2385D-B          TIFFANY & COMPANY            12-98        33        08-01         383
2002     TC-OA81D-1          TIFFANY & COMPANY            11-98        34        08-01         845
2003     TC-2385D-A          TIFFANY & COMPANY            11-98        34        08-01         412
2004     TC-A1071-A          TIFFANY & COMPANY            11-98        34        08-01         370
2005     TC-2KPDM-D          TIFFANY & COMPANY            12-98        27        02-01         100
2007     TC-2385D-C          TIFFANY & COMPANY            01-99        32        08-01      35,621
2012     TC-3M2DM            TIFFANY & COMPANY            02-99        36        01-02       8,326
2015     TC-A1071-B          TIFFANY & COMPANY            03-99        30        08-01         280
2016     TC-2385D-D          TIFFANY & COMPANY            03-99        30        08-01         281
2019     TC-PBX-727          TIFFANY & COMPANY            04-99        42        09-02      14,000
2026     TC-3M2D3-A          TIFFANY & COMPANY            04-99        34        01-02         260
2027     TC-3995             TIFFANY & COMPANY            04-99        36        03-02       1,799
2028     TC-A1071-C          TIFFANY & COMPANY            04-99        29        08-01         105
1700     TC-VM-TO            TIFFANY & COMPANY            03-96        60        02-01         506
1705     TC-4693-XTRA        TIFFANY & COMPANY            06-96        48        05-00         444
1706     TC-4693-BH          TIFFANY & COMPANY            06-96        48        05-00       1,479
1707     TC-4693-DC          TIFFANY & COMPANY            06-96        48        05-00         912

                                 SCHEDULE 1.08

LEASE PORTFOLIO
AS OF JUNE 30, 1999


----     -------------       -------------------------    -----       ----       -----     --------
ACCT                                                      START                   END       MONTHLY
 #       ACCOUNT NAME                CUSTOMER             DATE        TERM        DATE      PAYMENT
----     -------------       -------------------------    -----       ----       -----     --------
1708     TC-4693-CM          TIFFANY & COMPANY            06-96        48        05-00       1,028
1709     TC-4693-AT          TIFFANY & COMPANY            06-96        48        05-00         912
1710     TC-VM-PH            TIFFANY & COMPANY            04-96        60        03-01         500
1713     TC-4693-CC          TIFFANY & COMPANY            06-96        48        05-00       1,023
1909     VSI-001             VITAMIN SHOPPE INDUSTRIES    01-98        36        12-00       4,661
1917     VSI-002             VITAMIN SHOPPE INDUSTRIES    02-98        36        01-01       1,582
1930     VSI-003             VITAMIN SHOPPE INDUSTRIES    04-98        36        03-01       1,760
1934     VSI-004             VITAMIN SHOPPE INDUSTRIES    04-98        36        03-01       3,466
1950     VSI-005             VITAMIN SHOPPE INDUSTRIES    06-98        36        05-01       2,693
1959     VSI-006             VITAMIN SHOPPE INDUSTRIES    07-98        36        06-01       3,637
1992     VSI-008             VITAMIN SHOPPE INDUSTRIES    11-98        36        10-01       2,640
1993     VSI-007             VITAMIN SHOPPE INDUSTRIES    11-98        36        10-01       2,640
2013     VSI-009             VITAMIN SHOPPE INDUSTRIES    02-99        36        01-02       3,487
2021     VSI-011             VITAMIN SHOPPE INDUSTRIES    04-99        36        03-02       2,596

                                                                                           =======
                                                                                           845,641
                                                                                           =======

                                  SCHEDULE 1.13

                                    DOCUMENTS

o     Lease Agreements
o     Lease Schedules
o     All Amendments to Leases and/or Schedules
o     Delivery and Acceptance Receipt
o     Consent and Agreement, if applicable
o     Secured Promissory Note (recourse), if applicable
o     Security Agreement and Assignment of Lease, if applicable
o     Promissory Note (nonrecourse), if applicable
o     Copies of Vendor Invoices
o     Assignments of Purchase Order to Vendors
o     Purchase Orders to Vendors
o     Bills of Sale
o     Certificates of Incumbencies
o     Copies of UCC filings
o     Purchase Orders from Lessees
o     Direct-Pay Permits
o     Sales Tax Exemptions
o     Copies Sales Tax Returns
o     Copies Property Tax Returns
o     Copies Cash receipts Journals
o     Copies Inventory Records

                                  SCHEDULE 1.15

                                EXCLUDED REVENUE

o     Newsday upgrade/renewal

                           Acct #         Acct Name
                           ------         ---------

                           2033           ND-149

o     Tiffany AS-400 sale proceeds

                           Acct #         Acct Name
                           ------         ---------

                           1735           TC-GENESIS
                           1751           TC-GENESIS-A
                           1773           TC-GENESIS-B
                           1782           TC-GENESIS-C
                           1809           TC-GENESIS-D
                           1824           TC-GENESIS-E
                           1846           TC-GENESIS-F
                           1890           TC-GENESIS-G
                           1922           TC-GENESIS-H
                           1964           TC-GENESIS-I
                           1770           TC-DIAMOND
                           1771           TC-DIAMOND-A
                           1788           TC-DIAMOND-B
                           1850           TC-DIAMOND-C
                           1895           TC-DIAMOND-D
                           1898           TC-DIAMOND-E
                           1912           TC-DIAMOND-F
                           1920           TC-DIAMOND-G

o     Tiffany AS-400 remaining contractual lease payments

                            Same as above

o     Tiffany 5494 controller proceeds

                           Acct #         Acct Name
                           ------         ---------

                           1724           TC-5494-01
                           1755           TC-5494-01A
                           1983           TC-5494-01B

                              SCHEDULE 1.15 [CONT.]

                                EXCLUDED REVENUE

o     Peace Health DEC storage equipment sale proceeds

                           Acct #         Acct Name
                           ------         ---------

                           1851           PH-001

o     Blue Cross Blue Shield initial payment, due May 1, 1999, received July 12,
      1999

                           Acct #         Acct Name
                           ------         ---------
                           2014           BCBS-012

o Any reimbursement by Purchaser of Seller's "equity investment" in leases entered into subsequent to June 30, 1999

                                SCHEDULE 2.02(A)I

                              ASSUMED RECOURSE DEBT

o     All National Merchants Marketing leases, specifically

                           Acct #         Acct Name
                           ------         ---------

                           1617           NMM-002
                           1637           NMM-003
                           1668           NMM-004
                           1676           NMM-005
                           1704           NMM-006
                           1712           NMM-007
                           1781           NMM-008
                           1789           NMM-009

                                  SCHEDULE 3.03

                        DEFAULTS ARISING OUT OF TRANSFER

o     Finova Capital Corporation

o     Excel Bank, N.A.

o     Sterling Bank and Trust, FSB

o     Concord Commercial, Inc.

o Although the Lease Agreements do not require the formal consent of the Lessee's prior to transfer, they do contain notification provisions which will be addressed via Schedules 9.02(ix)

                                  SCHEDULE 3.04

                             LIENS AND ENCUMBRANCES

o     Finova Capital Corporation

o     Excel Bank, N.A.

o     Sterling Bank and Trust, FSB

o     Concord Commercial, Inc.

                                  SCHEDULE 3.05

                              DEFAULTS; NON-PAYMENT

To the best of Seller's knowledge, NONE

                                  SCHEDULE 3.06

                                   LITIGATION

To the best of Seller's knowledge, NONE

                                 SCHEDULE 3.07

                                   NO BROKERS

Excel Bank, N.A. has requested a finder's fee to be paid by Seller related to this transaction

                                  SCHEDULE 3.08

                               LEASE MODIFICATION

o     Newsday, Inc. leases ND-132 and ND-140 were consolidated into ND-149

o     Certain expired leases have continued on a month-to-month basis

                               SCHEDULE 9.02(viii)

                             CONSENTS AND AFFIDAVITS

To be provided at Closing from:

o     Excel bank, N.A.

o     Sterling Bank and Trust, FSB

o     Concord Commercial, Inc.

                                SCHEDULE 9.02(ix)

                               NOTICES OF TRANSFER

                         (LEC LEASING, INC. LETTERHEAD)

September _______, 1999

Dear _______________,

LEC Leasing, Inc. ("LEC") is pleased to advise you that it has agreed to sell, transfer and assign all of its rights and obligations subject to the Leases between LEC and <The Lessee> to Somerset Capital group, Ltd. ("Somerset"), a company with a strong presence in leasing high technology and capital equipment for almost twenty years.

This sale, transfer and assignment will be effective upon its approval by the shareholders of LEC's parent company, Golf Entertainment, Inc., but no later than October 31, 1999.

In anticipation of this event, LEC has entered into a Management Agreement with Somerset commencing October 1, 1999 and expiring on the effective date of the sale and formal transfer of yours Leases to Somerset. Therefore, as of October 1, 1999, all correspondence and remittances pertaining to your leases should be directed to:

                           LEC Leasing, Inc.
                           c/o Somerset Capital group, Ltd.
                           1087 Broad Street, Suite 201
                           Bridgeport, CT 06604
                           Phone: (203) 394-6182 Fax: (203) 394-6192
                           Attention: Pedro E. Wasmer

LEC will make arrangements in the near future to introduce <The Lessee> to Somerset. In the meantime, Somerset will forward you information on the company for your reference.

Please feel free to contact Bob Garofalo at LEC's offices in Las Vegas or Pedro Wasmer, President of Somerset, with any questions.

We at LEC appreciate your past confidence and support and are certain that your new relationship with Somerset will be mutually beneficial, and that it will be a continuation of the best aspects of your long relationship with LEC.

Please acknowledge your receipt and understanding of this letter by signing one copy of it in the space below and returning same to the undersigned, directly to LEC, at the address in this letterhead.

                                                     Very truly yours,


Lessee: _________________________

By: _____________________________

Name: ___________________________

Title: __________________________

Date: ___________________________

                           ASSET MANAGEMENT AGREEMENT

      This Agreement is made and entered into as of the 24th day of September, 1999 by and between LEC LEASING, INC. (the "Owner"), a corporation organized and existing under the laws of the State of Nevada and having an office and place of business at 2500 Northwinds Parkway, Suite 175, Three Northwinds Center, Alpharetta, Georgia 30004 and SOMERSET CAPITAL GROUP, LTD. (the "Agent"), a Connecticut corporation having its principal office at 1087 Broad Street, Bridgeport, Connecticut 06604.

                                    RECITALS:

      WHEREAS, the parties hereto have entered into an agreement for the acquisition by the Agent from the owner of certain assets therein defined with closing scheduled for November 19, 1999;

      WHEREAS, the Agent is engaged in the business of and has expertise in the management of equipment leases, equipment lease portfolios and the management of equipment subject to such leases; and

      WHEREAS, the parties wish to enter into this Agreement both for the purpose of facilitating the closing of the purchase and sale agreement referred to and, for the more effective management of the seller's assets.

      NOW THEREFORE, in consideration of these presents and the mutual undertakings herein contained. The Owner hereby employs the Agent to serve as the managing agent of the Equipment, Lease and Lease Portfolio and the Agent hereby accepts such employment effective as of October 1, 1999 subject to the terms and conditions set forth.

                                    ARTICLE I
                                   DEFINITIONS

      The following terms in this agreement shall have meanings set forth as follows:

      1.01 "Assets" shall mean Equipment, Leases and Lease Portfolio as defined in the Purchase Agreement.

      1.02 "Closing Date" shall mean the Closing Date defined as such in the Purchase Agreement.

      1.03 "Equipment" shall mean the equipment defined as such in the Purchase Agreement together with such additional equipment as may be assigned to the Agent hereunder.

      1.04 "Leases" shall mean that term as defined in the purchase agreement together with such other leases as the owner may transfer to the Agent for management hereunder.

      1.05 "Lease Portfolio" shall mean that term as defined in the purchase agreement together with such other leases as the owner may transfer to the Agent for management hereunder.

      1.06 "Purchase Agreement" shall mean that certain agreement between the parties hereto realing to the sale of equipment leases and lease portfolio dated September 24, 1999.

      1.07  "Records" shall mean that term as defined in the Purchase Agreement.

      1.08 "Revenue" shall mean the aggregate of Recurring Revenue and Revenue, General as defined in the Purchase Agreement.

                                   ARTICLE II
                                      TERM

      2.01 The term of Agent's employment shall commence as of the date of transfer by the Owner to the Agent of Records pertaining to any such asset and notification to lessees and other interested parties of the appointment of the Agent hereby.

      2.02 This Agreement shall terminate on the earlier of the Closing Date, or the end of the calendar month which is not less than six (6) months from the date hereof, or by notice given by either party, effective as of the date of a calendar month stated in the notice which shall, in any event, not be earlier than ten (10) days after the giving of notice.

                                   ARTICLE III
                                   OBLIGATIONS

      3.01 Owner's Obligations: It shall be the obligation of the Owner hereunder to do all of the following with reasonable dispatch and due diligence:

      a.    Transfer to the Agent all Records.

      b. Give notice to all lessees and such other persons as may be reasonably required by the Agent, in form designated by Agent, of Agent's appointment to manage the Assets.

      c. If required, from time to time, give to the Agent, in form reasonably required by the Agent, authorizations necessary to manage the Assets.

      d. Forward to Agent, by overnight mail, all receipts and remittances received from third parties with respect to the Assets and, if by check or draft, duly endorsed to the order of the Agent.

      e. Forward to the Agent by telecopier and by U.S. Mail all communications relating to or pertaining to the Assets.

      3.02 Agent's Obligations: It shall be the obligations of the Agent in the management of the Assets to do the following:

      a. Send invoices with respect to all sums to become due with respect to the Assets.

      b.    Collect all sums due from third parties with respect to the Assets.

      c. Provide for the management, sale or other distribution of all equipment, part of the Assets when the Equipment is no longer subject to any Lease.

      d. Negotiate early renewals, modifications or extensions of any leases which are part of the Assets.

      e.    Keep owner informed of operations.

      f. Perform such other duties and take such other actions as are commercially reasonable and necessary with respect to the management of the Assets consistent with similar such activities taken by the Agent with respect to other Lease Portfolios under its management.

      g. In a timely fashion, prepare and forward to Owner for filing all state, federal and local sales and property tax returns with respect to the Assets and any sales thereof.

                                   ARTICLE IV
                                      FUNDS

      4.01 All funds that come into the Agent's hands with respect to the Assets shall, as and when received, be put into an account to be established for the purpose with Chase Manhattan Bank at Bridgeport, Connecticut, to be designated Somerset Capital Group, Ltd. i/t/f LEC Leasing, Inc.

      4.02 Somerset shall, periodically but not less than bi-weekly, remit all such funds received by it with respect to the Assets by wire transfer, to Excel Bank, N.A. at New York, New

York to be deposited into an account established for this purpose by LEC Leasing, Inc., each of which wire transmittals shall be accompanied by a statement of account showing the source of all funds transmitted.

      4.03 A copy of the wire transfer and the accompanying statement shall be sent promptly to LEC Leasing, Inc.

                                    ARTICLE V
                            COMPENSATION TO THE AGENT

      5.01 The Owner shall pay the Agent all of its reasonable and necessary expenses and disbursements incurred in performing its duties hereunder, including but not limited costs directly related to the management of the Assets including, but not limited to, with respect to Equipment, refurbishing, storage, transportation, and the cost of features necessary to enhance value for sale purposes and, generally, commissions and property taxes, to be paid not later than ten (10) days after invoice or on the Closing Date, whichever is earlier. Expenses reimbursable under this Section shall not include any charges that are reimbursable under Section 5.02 hereof.

      5.02 Owner shall pay Agent compensation to Agent for services hereunder twenty (20%) percent of the Revenues together with a sum equal to three (3%) percent of any such compensation on account of Connecticut's sales and use tax with payment to be due, with respect to Revenues received during any calendar month, on the tenth (10th) day of the following calendar month provided there shall be no payment due hereunder until ten (10) days after the Closing Date or any agreed adjournment of the Closing Date. The compensation hereunder shall be to the Agent on account of all of its overhead expenses, expenses of its regularly employed personnel, and all other expenses arising out of its regular recurring operations as well as any profits that may arise out of this Agreement.

      5.03 The Agent agrees that, in the event that the closing of the Purchase Agreement takes place either on the Closing Date or any agreed upon adjournment date, then it shall not be entitled to any compensation whatsoever as provided in Section 5.02 or as provided in Section 5.01 hereunder, except to the extent that the Owner has recovered from any third party any of the expenses reimbursable under this Section 5.01. and it hereby, subject to the condition stated, waives any claim for any such compensation.

                                   ARTICLE VI
                                 ROBERT GAROFALO

      6.01 Designation of Representative: Robert Garofalo shall serve as Owner's designated representative with respect to management of the Assets by the Agent and Agent shall consult with Garofalo with respect to discretionary actions to be taken on Asset management including new Leases, early Lease terminations, Lease extensions and disposition of Equipment.

      6.02 Garofalo's Salary: Owner shall be responsible for paying Garofalo's salary and related taxes imposed on Owner with respect to the salary provided, however, if the closing of the Purchase Agreement occurs on the Closing Date or any adjourned Closing Date, then the Agent shall reimburse the Owner on the Closing Date for Garofalo's salary and related taxes imposed on the Owner with respect to the salary pro rated from the date of the commencement of the term of this Agreement to the Closing Date together with all reasonable and necessary out of pocket expenses incurred by Garofalo relating to marketing activities during this same period.

      6.03 Discretionary Actions: The parties recognize that the activities of the Agent shall, in some respects, involve the exercise of discretion; among these matters are those relating to disposition of Equipment, negotiation of leases and negotiations pertaining to modification of existing leases. Notwithstanding the obligation to consult with Garofalo, the actions with respect to matters above stated, or similar such matters, shall be at Agent's discretion and it shall have no liability hereunder with respect to any such discriminatory actions unless there has been an abuse by it in the exercise of this discretion. The parties hereto acknowledge that the Agent is acting as an independent contractor, and neither it nor any of its employees will be employees of the Owner.

                                   ARTICLE VII
                                     NOTICES

      7.01 All notices shall be in writing and shall be deemed to have been properly given on the earlier of (i) when delivered in person, (ii) when deposited in the United States Mail, with adequate postage, and sent by registered or certified mail with return receipt requested, to the appropriate party at the address set out below, or (iii) when deposited with Federal Express, Express Mail or other overnight delivery service for next day delivery, addressed to the appropriate party at the address set out below.

      If to Purchaser:        Somerset Capital Group, Ltd.
                              1087 Broad Street, Suite 201
                              Bridgeport, Connecticut 06604-4260

      With a copy to:         Bernard Green, Esq.
                              Green and Gross, P.C.
                              1087 Broad Street
                              Bridgeport, Connecticut 06604

      If to Seller:           LEC Leasing, Inc.
                              2500 Northwinds Parkway, Suite 175
                              Three Northwinds Center
                              Alpharetta, Georgia 30004

      With a copy to:         Harkleroad & Hermance, P.C.
                              Suite 2500 - International Tower
                              229 Peachtree Street, N.E.
                              Atlanta, Georgia 30303

Rejection or other refusal by the addressee to accept, or the inability of the courier service or the United States Postal Service to deliver because of a changed address of which no notice was given, shall be deemed to be receipt of the notice sent. Any party shall have the right, from time to time, to change the address to which notices to it shall be sent by giving to the other party or parties at least ten (10) days prior notice of the changed address in the manner provided herein.

                                  ARTICLE VIII
                                  MISCELLANEOUS

      8.01 Governing Law: All or part of this Agreement and the legal relations between the parties hereto has been negotiated in the State of Connecticut. This Agreement is to be governed by and construed in accordance with the laws of the State of Connecticut. The parties hereto consent to jurisdiction and venue in the Connecticut Courts of Fairfield County, Connecticut or in the courts of Fulton County, Georgia and in the United States District Court for the District of Connecticut or the Northern District of Georgia for all actions and proceedings relating to this Agreement and the transactions contemplated herein excepting and excluding however any actions brought with respect to Article XI of the Purchase Agreement.

      8.02 Litigation: In any litigation arising out of or under this Agreement, the court deciding the matter shall have the right to award to any prevailing party or parties all reasonable and necessary expenses incurred in either the prosecution or defense of the litigation including, without limitation, reasonable attorneys' fees.

                                          OWNER:
                                          LEC LEASING, INC.


                                          By:     /s/ R.G. Farrell
                                             ----------------------------

                                          Title:  Pres.
                                                -------------------------

                                          Attest: William J. Vargas
                                                 ------------------------

                                          Title:  Chief Financial Officer
                                                -------------------------

                                          [CORPORATE SEAL]

                                          AGENT:
                                          SOMERSET CAPITAL GROUP, LTD.

                                          By:     /s/ Pedro Wasmer
                                             ----------------------------

                                          Title:  President
                                                -------------------------

                                          Attest: /s/ [ILLEGIBLE]
                                                 ------------------------

                                          Title:  V.P. & Corp. Secy.
                                                -------------------------
                                                  [CORPORATE SEAL]

                            AGREEMENT WITH RESPECT TO

                                NET GROCER LEASES

      This Agreement is entered into this 24th day of September, 1999, regarding matters related to the Closing of the transactions contemplated by the Purchase and Sale Agreement dated September 24, 1999(the "Purchase and Sale Agreement") between LEC Leasing, Inc., as Seller, and Somerset Capital Group, Ltd., as Purchaser.

      Net Grocer Lease. Notwithstanding anything to the contrary herein or in the Purchase and Sales Agreement, the parties agree that Purchaser shall not purchase from Seller and Seller will not sell to Purchaser any of the equipment subject to the Lease Agreement (the "Net Grocer Equipment") by and between Seller and Net Grocer, Inc. (the "Net Grocer Leases"), such Leases being excluded from the term "Leases" and "Lease Portfolio" as used in the Purchase and Sale Agreement and Seller shall not assign the Net Grocer Leases to Purchaser and Purchaser shall not assume the Net Grocer Leases. Upon the termination of the Net Grocer Leases, Seller shall retain all Net Grocer Equipment, and Seller shall retain all proceeds from the sale of the Net Grocer Equipment.

      Notwithstanding the foregoing, Purchaser shall use its best efforts to sell and assign or refinance the Net Grocer Equipment and the Net Grocer Leases to or with a third party. If the Net Grocer Equipment and Net Grocer Leases are sold and assigned under any circumstances or refinanced before the termination of the Net Grocer Leases, the Purchaser and the Seller shall share in the excess proceeds or deficit proceeds as follows:

(a) if such sale shall produce proceeds in excess of that amount required to pay all debt with Excel Bank, N.A. related to such Net Grocer Leases, Purchaser shall receive 25% of such excess and Seller shall receive 75% of that excess, with Seller's share of the excess to be remitted immediately to Seller as prepayment of the Promissory Note, between Purchaser and Seller, with any excess being delivered to Seller;

(b) if such sale or refinancing shall produce proceeds that are less that the amount required to pay all debt with Excel Bank, N.A. related to the Net Grocer Leases, Purchaser shall pay directly to Excel Bank, N.A. promptly upon such sale or refinancing an amount equal to 25% of the deficiency, and Seller shall be liable for the remaining 75% of such deficiency.

      For purposes of this Agreement, proceeds from sale and assignment, and/or from refinancing Net Grocer Leases and/or Net Grocer Equipment shall include all proceeds from all Net Grocer Lease Schedules number I thru 7, and/or from the Equipment subject thereto whether in the form of fixed rental or month-to-month rentals, sale, or refinancing.

      Agreed to this 24th day of September, 1999

LEC LEASING, INC.

By: /s/ R.G. Farrell
   -----------------------------

Title: Pres.
      --------------------------

Attest: William J. Vargas
       -------------------------

Title:  Chief Financial Officer
      --------------------------

(CORPORATE SEAL)


GOLF ENTERTAINMENT, INC.

By: /s/ R.G. Farrell
   -----------------------------

Title: Pres.
      --------------------------

Attest: William J. Vargas
       -------------------------

Title:  Chief Financial Officer
      --------------------------

(CORPORATE SEAL)

                                          SOMERSET CAPITAL GROUP, LTD.

                                          By:     /s/ Pedro Wasmer
                                             ----------------------------

                                          Title:  President
                                                -------------------------

                                          Attest: /s/ [ILLEGIBLE]
                                                 ------------------------

                                          Title:  V.P. & Corp. Secy.
                                                -------------------------

                                          (CORPORATE SEAL)

                                   EXHIBIT B
                               FAIRNESS OPINIONS




October 27, 1999

Mr. Ronald G. Farrell,
Chairman of the Board,
& Members of the Board
Golf Entertainment, Inc.
Suite 175
3 Northwinds Center
2500 Northwinds Parkway
Alpharetta, GA  30004

Dear Sirs:



I.    Engagement Background


J.P. Turner & Company, L.L.C. ("JPT") is a broker/dealer licensed to conduct business throughout 46 of the 50 states of the United States of America. Golf Entertainment, Inc. ("GECC"), then known as LEC Technologies, Inc. ("LECE") engaged JPT on January 12, 1999 to perform a fairness opinion regarding the sale of all subsidiaries of GECC to a former insider (the "January Proposal"). Subsequently on September 28, 1999, GECC revised the engagement and requested that JPT deliver an opinion to the Board of Directors of GECC (the "Board") that the sale of a certain portfolio of equipment leases owned by LEC Leasing, Inc. (a subsidiary of GECC; the "Seller") to Somerset Capital Group, Ltd. ("Purchaser") is fair from a financial point of view to the shareholders of all of the issued and outstanding stock of GECC (the "Fairness Opinion").

The engagement also included JPT's assistance in marketing efforts to identify and negotiate with potential additional purchasers outside of those identified by GECC's Chairman. The purpose of the sale was to divest GECC of all existing business operations and liabilities in order to retain the "public shell" desired for pursuit of an unrelated business strategy.

II.   Relationship of JPT with Interested Parties

A component of GECC's new strategy was the retention of JPT as GECC's investment banker. A portion of the compensation plans relating to the investment banking contract involve JPT's equity investment in GECC. Consequently, in order to avoid a potential conflict of interest in JPT's rendering of a Fairness Opinion regarding the sale, JPT contracted with a well respected and experienced, independent firm primarily engaged in the performance of business valuations and fairness opinions, SLF Valuation Services Inc. ("SLFV") to evaluate the proposed transaction. SLFV has delivered a fairness opinion dated October 27, 1999 to JPT regarding the proposed transaction (the "SLFV Fairness Opinion"; see attached as "Exhibit A"). SLFV's compensation has been entirely monetary and has been paid directly by JPT. SLFV earns its fee solely through the generation of the SLFV Fairness Opinion - such fee is earned regardless of the content or conclusion of the SLFV Fairness Opinion.

Neither JPT nor SLFV received any instructions from the Seller or the Purchaser with regard to the conclusions to be contained within the Fairness Opinion.


III.  The Transaction

JPT understands that the Purchaser has made an offer (the "Purchase Transaction") to purchase from the Seller a portfolio of certain equipment leases (substantially the entire lease portfolio of GECC) for $3,559,500 in the following manner: $524,500 in cash, $400,000 30-month fully amortized (i.e., level payment) promissory note with a 10% interest rate, repayment/refinancing of the approximate $2,635,000 Excel and Finova obligations which were primarily formerly used to fund the Seller's initial equity investment in the individual leases as they were written, and the assumption of all non-recourse debt and certain recourse debt securing the lease portfolio.



IV.   Purpose of the Fairness Opinion


The Fairness Opinion is being undertaken in order to assess the adequacy of compensation to be received by the Seller in exchange for the lease portfolio being sold. Consequently, the Fairness Opinion shall be included in various legal filings as well as in correspondence with former, current, and future investors in Seller.

JPT's opinions expressed herein are provided for the information of the Board in its evaluation of the Purchase Transaction and our opinions are not intended to be and do not constitute a recommendation to any shareholder with respect to any offer. JPT's opinions are not and should not be construed as a valuation of the shares of common and preferred stock of GECC (the "Shares"). Furthermore, JPT does not estimate or predict the future with respect to the performance of GECC's publicly traded securities. JPT's opinions may not be published or otherwise used or referred to, nor shall any public reference to JPT be made, without our prior written consent. We consent to the reference to this letter and its inclusion in GECC's proxy solicitation materials distributed by the Board to its shareholders in connection with the proposed transaction and any appropriate references in any future filings with the U.S. Securities & Exchange Commission.


V.    Scope of Review

For the purpose of attesting to the Fairness Opinion, JPT and/or SLFV have recently analyzed certain publicly-available and confidential financial, operational and other information relating to the Seller and the Purchaser, including information derived from discussions with members of the management of the Seller. Except as expressly described herein, JPT and SLFV have not conducted any independent investigations to verify the accuracy and completeness thereof.

In carrying out this engagement and in formulating this opinion, the following items, among others, have been reviewed and relied upon:

1. Purchase and Sale Agreement dated September 24, 1999 in connection with the Purchase Transaction.

2. Annual reports of GECC for the three fiscal years ended December 31, 1997.

3. Form 10-K of GECC for the two fiscal years ended December 31, 1998.

4. Form 10-Q of GECC for the six months ended June 30, 1999.

5. Draft income statement and balance sheet of the Seller for the six months ended June 30, 1999.

6. Certain internal information and documentation, contracts and agreements, primarily financial in nature, concerning the business, assets, liabilities and future prospects of the Seller.

7. Certain financial information with respect to the Purchaser (SLFV).

8. Opinions of, and discussions with, experts in the computer and equipment leasing industry, including an independent expert in the market valuation of leased computer and related equipment (SLFV).

9. Meetings and/or discussions with members of senior management of the Seller concerning the Seller's past and proposed future business operations, financial condition and results and prospects.

10. Discussion with a representative of a major customer of the Seller (SLFV).

11. Attendance in January 1999 at the former head office of the Seller in Las Vegas, Nevada to review Seller's business operations.

12. Public information relating to the business, operations and financial performance and stock trading history of the Seller and other selected public companies that were considered relevant (SLFV).

13. A letter of representation as to certain factual matters dated the date hereof provided by the Seller and addressed to JPT and SLFV.

14. SLFV Fairness Opinion (see Exhibit "A"); and

15. Such other information, investigations and analyses as JPT and/or SLFV considered appropriate in the circumstances.


VI.   Methodological Basis of the Fairness Opinion

There are two main components to the Fairness Opinion. They are:

1.    The fair market value of the Net Assets.

2.    The value of the consideration for the Net Assets.

If the value of the consideration for the Net Assets exceeds the fair market value of the Net Assets sold, then the transaction is considered fair, from a financial point-of-view, to the seller's shareholders.



          A.   Value of the Net Assets

               1.  Approaches Considered

Accepted business valuation practice generally dictates the use of either an earnings/cash flow based or asset-based technique in the determination of fair market value. Where a company is a going concern and earning an acceptable rate of return on its assets employed, an earnings/cash flow-based technique would be the primary valuation technique as it would generate the highest value. In such a case, the asset-based technique is used to support the value determined under the earnings-based technique and to quantify the amount of goodwill, if any, therein. Only when the asset-based technique produces a higher value, may it be used as a primary valuation technique for a company that is a going concern.

The following approaches were considered to determine the fair market value of the Net Assets:

                        a.   Adjusted Book Value Approach

The adjusted book value approach is an asset-based technique that is generally used to determine the value of a company where the underlying value of its tangible net assets constitutes the prime determinant of corporate worth. To quantify value on this basis, the fair market value of all tangible assets are added and, from that, liabilities are subtracted.

                        b.   Earnings and Cash Flow Techniques

Earnings and cash flow techniques are employed to develop value where a business interest is viable as a going concern. The most commonly adopted earnings/cash flow techniques are:

1. Capitalization of normalized after tax earnings or net free cash flow.

            a)  This technique is appropriate where
               normalized after tax earnings or net free cash flow can be predicted with a reasonable degree of confidence.


            b) To determine the value of a business using this technique, maintainable earnings or net free cash flow is capitalized at a rate of return reflecting the appropriate level of risk related thereto. Maintainable earnings or net free cash flow is based on that which is expected to be earned in the future.

2. Discounting of projected after tax net free cash flow.

            a) This approach involves an estimate of future annual net free cash flow, and the selection of an appropriate discount rate. This approach is a present value calculation of future cash flow expectations.

b)   Net free cash flow represents the cash
that the investor has completely available to take out of the business or to do with as he wishes with absolutely no impairment of the ongoing ability of the business to continue to produce the expected levels of cash flow in the future.

c) In addition to the expected net free cash flow in each year, this technique also requires, among others, that:

                        i)      Where the business is expected to
operate beyond the expected cash flow projection period, the subsequent results are capitalized and then discounted to present value. This is generally known as the residual value.

ii) Where the business is expected to terminate at the end of the cash flow projection period, an estimate of residual value is made and discounted to present value.


3.     Capitalization of Normalized Earnings Before
Interest & Income Taxes ("EBIT")

            a) Under this technique, a multiple which reflects the internal and external risks associated with a company is applied to its normalized EBIT.

                        c.   Market Comparison Technique

The market comparison technique analyzes comparable companies to establish value. It is an efficient technique in that it provides the best insights what a notional purchaser would be prepared to pay. The market technique utilizes capitalization multiples based on current market prices with historical financial data of the publicly traded comparable companies. Selected capitalization multiples are then applied to the company's historical financial results to arrive at an indication of value. A difficulty in using this technique is to find exactly comparable companies.

                    2.   Selection of Appropriate Approach

An adjusted book value approach was used to determine the fair market value of the Net Assets. In arriving at this approach, the following factors, among others, were considered:

1. Historical operating results and financial position of GECC and its subsidiaries, which demonstrates an inability by management to successfully operate a leasing operation with no current justification for a positive outlook. Factors include:

a) GECC had an accumulated deficit of $7.9 million at December 31, 1998 and net operating loss carryforwards for Federal income tax purposes of approximately $5.3 million at that date. The loss per common share for the fiscal years ended December 31, 1997, 1998 and the six months ended June 30, 1999 were $1.80, $2.63, and $.45, respectively.

b) GECC has demonstrated a historical inability to adequately manage its selling, general and administrative expenses ("SG&A"). SG&A expressed as a percentage of revenue has increased from an average of approximately 15 percent in fiscal 1996 and 1997 to 24 percent in fiscal 1998 and 37 percent in the six months ended June 30, 1999.

2. Reliance on customers.

a) A review of the Seller's investment in leased assets for fiscal 1998 and the six months to June 30, 1999 indicated that there were seventeen active customers, of which one customer represented 43 percent of the total investment in leased assets during both of these periods. This increases the risk attributable to the future viability of the leasing business and the ability to generate new business.

3.        Interest rate differential

a) It is understood that for several years, the Seller has not been able to achieve a positive interest rate differential between its cost of borrowing and the rate of return that it receives on new equipment leases, which has been reflected in prior historical losses. This has and will likely continue to negatively impact the Seller's overall cash flows from leasing activities.

4.        Industry

a) Approximately fifty publicly traded companies were identified that lease durable goods. Potentially comparable companies were subsequently identified by eliminating the following types of companies:

i)        Companies that do not lease computer
equipment (i.e. vehicles, construction equipment, trailers)

ii) Diversified leasing companies for which computer equipment leasing does not comprise a major portion of gross revenue.


iii) Companies with revenues in excess of $100 million. The Seller's revenue for fiscal 1998 was $12.4 million.

1) Following the above elimination, three companies were identified as being potentially comparable. A detailed level of analysis (quantitative and qualitative) was performed on each company. Based on the results of the analysis, none of these companies were deemed to be comparable. The reasons included the following:

i)            Favorable financial structure.

ii)            Vertical integration (systems consulting).

iii)            High level of profitability.

2) Based on the industry analysis as set out above and discussions with individuals within the leasing industry, it is understood that leasing companies with revenues comparable to the Seller are typically privately held.

5. Historical inability to dispose of the leasing business of the Seller.

a) JPT and other parties have attempted to dispose of the business of the Seller since approximately January 1999. In the past ten months, one offer was received from GECC's then President. This offer was terminated in May 1999. Since that time, no offers have been received by GECC in this regard, other than the current Purchaser.

6. Strategic plan of GECC.

a) GECC has stated that it "is continuing its efforts to divest itself of its technology services businesses and is focusing primarily on acquiring and consolidating the ownership of existing golf ranges and golf centers."

b) Since the resignation of Mr. Michael Daniels as President of GECC on March 23, 1999, and Mr. Rooney on August 17, 1999 (appointed on April 19, 1999), Mr. Ron Farrell has assumed the President's title until a replacement is found. No replacement has yet been found.

c) Therefore, it appears that no new leasing business will be generated in the future under the current structure and if a purchaser is not found, the leasing operations of the Seller will be wound down in an orderly manner.



          B.     Calculation of Value


As indicated above, the net assets have been valued based on an adjusted book value approach. To determine the appropriate adjustments, JPT and SLFV performed financial analysis as appropriate and, among others, held detailed meetings and discussions with management of the Seller were held with respect to the Net Assets.

The Seller's cash flow and viability depends to a great degree on its ability to realize the residual value of leased equipment after the initial term of the lease by re-leasing or selling such equipment. At the inception of each lease and at the end of each fiscal year thereafter, the Seller establishes the residual value of the leased equipment, which is the estimated market value thereof at the end of the initial lease term. In determining the estimated market value, management considers, among others, developments in the high technology equipment market that tend to occur at rapid rates and which add to the risk of obsolescence and shortened product life cycles.

The Net Assets (at June 30, 1999) include the estimated residual value of the Seller's portfolio of leases expiring between July 31, 1999 and December 31, 2003. The residual value is greater than the Net Assets.

It was deemed appropriate in this matter to reduce the estimated residual value of the leased equipment at June 30, 1999 for additional annual obsolescence on the equipment that will likely occur in the future. In determining the adjustment to the residual value of the leased equipment, consideration was also given to the estimated return that an investor would require on assets of this nature.

No other adjustments to the Net Assets were deemed necessary or appropriate.


VII.     General

This analysis must be considered as a whole and that selecting portions of the analysis and factors considered by it, without considering all factors and analyses together, could create a misleading view of the process employed and that the analysis is not necessarily amenable to partial analysis or summary description. Any attempt to do so could lead to undue emphasis on a particular factor or analysis.


VIII.    Value of the Consideration for the Net Assets

The terms of the consideration paid for the Net Assets are set out herein. In determining the risk associated with the consideration, the value of the promissory note has been adjusted to recognize the additional risk that payments thereon may not be made.

To determine the appropriate adjustment, discussions on the business operations of the Purchaser were held with the CFO of GECC and the 1998 fiscal year financial statements of the Purchaser were reviewed. The resulting adjustment represents a discount of 8 percent off the initial principal amount of $400,000.


IX.      Assumptions and Limitations

JPT and SLFV have relied upon, and have assumed the completeness, accuracy and fair representation of all financial and other information, data, advice, opinions and representations obtained from public sources, the Seller, and its affiliates or advisors or otherwise, pursuant to JPT's engagement and the opinion herein is conditional upon such completeness, accuracy, and fair representation.

Subject to the exercise of professional judgment and except as expressly described herein, neither JPT nor SLFV have attempted to verify independently the accuracy or completeness of any information, data, advice, opinions or representations provided to JPT and/or SLFV.

The conclusion herein is based on JPT's and SLFV's review of financial information of the Seller with respect to business activities up to June 30, 1999. This includes due diligence performed by JPT and SLFV with respect to the January Proposal. Neither JPT nor SLFV have reviewed any documentation or information of the Seller with respect to business activities subsequent to June 30, 1999.

Although subsequent developments may affect the Fairness Opinion, JPT does not have any obligation to update, revise, or affirm the Fairness Opinion as a result thereof.

Senior management of GECC has represented to JPT and SLFV, in a letter delivered as at the date hereof; among other things, that the information, data, opinions, and other materials (the "Information") provided to JPT and SLFV by or on behalf of the Seller are complete and correct at the date the Information was provided to JPT and SLFV and that, since the date of the Information, there has been no material change, financial or otherwise, in the position of the Seller, or in its assets, liabilities (contingent or otherwise), business, or operations (excluding the shut-down of GECC's leasing operations and this Purchase Transaction) and there has been no change of any material fact which is of a nature as to render the Information untrue or misleading in any material respect.

The opinion herein is rendered on the basis of securities markets, economic, general business, and financial conditions prevailing as of the date hereof and the condition and prospects, financial and otherwise, of the Seller as they were reflected in the information and documents reviewed by JPT and SLFV and as they were represented to JPT and SLFV in discussions with management of the Seller. In JPT's and SLFV's analyses and in connection with the preparation of the Fairness Opinion, JPT and SLFV have made numerous assumptions with respect to industry performance, general business, market, economic conditions, and other matters, many of which are beyond the control of any party involved in the Purchase Transaction.



X.       Fairness Opinion


Based upon JPT's analysis, and subject to the foregoing, JPT is of the opinion that, as at the date hereof, the Purchase Transaction is fair, from a financial point- of-view, to the holders of all the issued and outstanding stock of GECC.


Yours very truly,



J.P. Turner & Company, L.L.C.

SLF Valuation Services Inc.
business valuators & litigation accountants toronto, montreal , ottawa



October 27, 1999

Mr. Ben Hughes, Director Research & Analysis
J.P. Turner & Company, L.L.C.
3340 Peachtree Road, Suite 450
Atlanta, Georgia
30326

Dear Sir

     We understand that Golf Entertainment, Inc. ("GECC"), formerly LEC Technologies, Inc., is the owner of all of the issued and outstanding shares of common stock of LEC Leasing, Inc. (the "Seller"), which owns a portfolio of equipment leases (the "Leases and Equipment"). We furthermore understand that Somerset Capital Group, Ltd. (the "Purchaser") has purchased from the Seller (the "Purchase Transaction") the Leases and Equipment.

All amounts herein are expressed in United States dollars, unless otherwise specified.

The terms and conditions of the Purchase Transaction are set out in the Purchase and Sale Agreement, dated September 24, 1999 (the "Purchase Agreement"). These include the following:

1. At closing, the Purchaser shall pay the Seller the purchase price of $3,559,500 and an amount equal to the balance due on the non-recourse debt which encumbers the Leases and Equipment on the closing date of the Purchase Transaction, subject to adjustment as referred to in the Purchase Agreement.

2.   The purchase price shall be paid as follows:

     a)   Cash to be paid at closing of $524,500.

     b) The assumption by the Purchaser of all non-recourse debt and certain recourse debt that encumbers the Leases and Equipment on the closing date of the Purchase Transaction.

     c) By delivery of a duly executed promissory note in the principal amount of $400,000 with interest at the rate of 10 percent payable in thirty consecutive equal monthly installments including both principal and interest.

     d) By cash to be borrowed from Excel Bank, N.A. ("Excel") or another financial institution acceptable to the Purchaser in an amount required to discharge Seller's obligations including those with Seller's affiliates as joint obligors, to Excel and to Finova Capital Corporation, estimated as at August 31, 1999 and not to exceed $2,635,000.



                    1167 Caledonia Road
                    Toronto, Ontario
                    Canada, M6A 2X1
                    Tel:  416 785 5353
                    Fax:  416 785 5663

The assets and liabilities that form part of the Purchase Transaction are hereinafter referred to as the "Net Assets."

ENGAGEMENT OF SLF VALUATION SERVICES INC.

SLF Valuation Services Inc. ("SLFV") was first contacted by J.P. Turner & Company, L.L.C. ("JPT") in connection with a proposed sale of the assets and liabilities of the Seller and other subsidiaries of GECC on January 15, 1999 (the "January Proposal"). SLFV was retained as financial advisor to JPT effective February 22, 1999, to assist JPT in advising the Board of Directors of GECC ("the Board") with respect to its review of the January Proposal. After the completion of a significant portion of due diligence, SLFV was advised on or about May 6, 1999, that the January Proposal had terminated. SLFV's fixed fee in this regard was $30,000 Cdn.
and was not contingent on any event.

On September 29, 1999, SLFV was contacted by JPT in connection with the Purchase Transaction. JPT advised SLFV that JPT had been retained by the Board to provide an opinion to the Board with respect to the fairness, from a financial point of view, of the Purchase Transaction to holders of all the issued and outstanding stock of GECC (the "JPT Opinion").

SLFV was retained as financial advisor to JPT on September 29, 1999, to assist JPT in advising the Board with respect to its review of the Purchase Transaction. In connection with the engagement, SLFV has been requested to provide a written opinion (the "Fairness Opinion") as at the date hereof to JPT with respect to the fairness, from a financial point of view, of the Purchase Transaction to holders of all the issued and outstanding stock of GECC.

     The fixed fee with respect to the Fairness Opinion is $25,500 Cdn. and is not contingent on any event.

SLFV furthermore consents to the inclusion and reference to the Fairness Opinion and its conclusion in GECC's proxy solicitation materials distributed by the Board to its shareholders in connection with the Purchase Transaction and any appropriate references in any future filings with the U.S. Securities & Exchange Commission.

Pursuant to the terms of SLFV's engagement, SLFV has not been engaged to prepare a formal valuation of any of the Net Assets or any class of shares of GECC and this Fairness Opinion should not be construed as such. However, SLFV has performed financial analyses that are considered appropriate and necessary in the circumstances to support the conclusions reached in the Fairness Opinion.

SLFV received no instructions from JPT, GECC, the Seller or the Purchaser in connection with the preparation of this Fairness Opinion.

SLFV's opinions expressed herein are provided for the information of JPT in its preparation of the JPT Opinion and SLFV's opinions are not intended to be and do not constitute a recommendation to any shareholder with respect to the Purchase Transaction or any other transaction. SLFV's opinions are not and should not be construed as a valuation of the Net Assets of the Seller. SLFV's opinions may not be published or otherwise used or referred to, except as provided for herein, nor shall any public reference to SLFV be made, without SLFV's prior written consent.

CREDENTIALS OF SLFV

SLFV is an independent business valuation firm in Canada with operations in all facets of business and securities valuation, corporate finance and acquisitions and divestitures. The opinions expressed herein are the opinions of SLFV and the form and content herein have been approved for release by its President, who is experienced and qualified in merger, acquisition and divestiture and business valuation matters.

RELATIONSHIP OF SLFV WITH INTERESTED PARTIES

SLFV is not a security holder, creditor, insider, associate or affiliate of JPT, GECC, the Seller or the Purchaser and, except as referred to herein, has not previously provided financial advisory services to GECC, the Seller or the Purchaser.

There are no understandings or agreements between SLFV and GECC, the Seller or the Purchaser with respect to any future business dealings.

SCOPE OF REVIEW CONDUCTED BY SLFV

For the purpose of preparing this Fairness Opinion, SLFV has analyzed certain publicly available and confidential financial, operational and other information relating to the Seller and Purchaser, including information derived from discussions with members of the management of the Seller and GECC. Except as expressly described herein, SLFV has not conducted any independent investigations to verify the accuracy and completeness thereof.

In carrying out this engagement and in formulating SLFV's opinion, SLFV has reviewed and relied upon, in part, among other things:

1. Purchase and Sale Agreement, dated September 24, 1999, in connection with the Purchase Transaction.

2. Annual reports of GECC for the three fiscal years ended December 31, 1997.

3. Form 10-K of GECC for the two fiscal years ended December 31, 1998.

4. Form 10-Q of GECC for the six months ended June 30, 1999.

5. Draft income statement and balance sheet of certain subsidiaries of GECC for the six months ended June 30, 1999.

6. Certain internal information and documentation, contracts and agreements, primarily financial in nature, concerning the business, assets, liabilities and future prospects of the Seller.

7.  Certain financial information with respect to the Purchaser.

8. Opinions of, and discussions with, experts in the computer and equipment leasing industry, including an independent expert in the market valuation of leased computer and related equipment.

9. Meetings and/or discussions with members of senior management of the Seller concerning the Seller's past and proposed future business operations, financial condition and results and prospects.

10. Discussion with a representative of a major customer of the Seller.

11. Attendance in January 1999 at the former head office of the Seller in Las Vegas, Nevada to review its business operations.

12. Public information relating to the business, operations and financial performance and stock trading history of the Seller and other selected public companies that SLFV considered relevant.

13. A letter of representation as to certain factual matters dated the date hereof provided by the Seller and addressed to SLFV and JPT.

14. Such other information, investigations and analyses as SLFV considered appropriate in the circumstances.

METHODOLOGICAL BASIS OF THE FAIRNESS OPINION

If the value of the consideration for the net Assets exceeds the fair market value of the Net Assets sold, then the transaction is considered fair, from a financial point of view, to the shareholders of GECC. There are two main components to the Fairness Opinion. They are:

1. The fair market value of the Net Assets.

   Fair market value is defined as "the highest price available in an open and unrestricted market between informed and prudent parties dealing at arm's length under no compulsion to transact in terms of money or money's worth."

2. The value of the consideration for the Net Assets.

VALUE OF THE NET ASSETS

APPROACHES CONSIDERED

Accepted business valuation practice generally dictates the use of either an earnings/cash flow based or asset-based technique in the determination of fair market value. Where a company is a going concern and earning an acceptable rate of return on its assets employed, an earnings/cash flow-based technique would be the primary valuation technique as it would generate the highest value. In such a case, the asset-based technique is used to support the value determined under the earnings-based technique and to quantify the amount of goodwill, if any, therein. Only when the asset-based technique produces a higher value, may it be used as a primary valuation technique for a company that is a going concern.

SLFV considered the following approaches to determine the fair market value of the Net Assets:

ADJUSTED BOOK VALUE APPROACH

The adjusted book value approach is an asset-based technique that is generally used to determine the value of a company that is a going concern and where the underlying value of its tangible net assets constitutes the prime determinant of corporate worth. To quantify value on this basis, the fair market value of all tangible net assets are added and, from that, liabilities are subtracted.

EARNINGS/CASH FLOW TECHNIQUES

Earnings/cash flow techniques are employed to develop value where a business interest is viable as a going concern. The most commonly adopted earnings/cash flow techniques are:

1. Capitalization of normalized after tax earnings/net free cash flow.

     a) This technique is appropriate where normalized after tax earnings or net free cash flow can be predicted with a reasonable degree of confidence.

     b) To determine the value of a business using this technique, maintainable earnings or net free cash flow is capitalized at a rate of return reflecting the appropriate level of risk related thereto. Maintainable earnings/net free cash flow is based on that which is expected to be earned in the future.

2. Discounting of projected after tax net free cash flow.

     a) This approach involves an estimate of future annual net free cash flow, and the selection of an appropriate discount rate. This approach is a present value calculation of future cash flow expectations.

     b) Net free cash flow represents the cash that the investor has completely available to take out of the business or to do with as he wishes with absolutely no impairment of the ongoing ability of the business to continue to produce the expected levels of cash flow in the future.

     c) In addition to the expected net free cash flow in each year, this technique also requires, among others, that:

          i) Where the business is expected to operate beyond the expected cash flow projection period, the subsequent results are capitalized and then discounted to present value. This is generally known as the residual value.

          ii) Where the business is expected to terminate at the end of the cash flow projection period, an estimate of residual value is made and discounted to present value.

3. Capitalization of Normalized Earnings Before Interest & Income Taxes ("EBIT")

     a) Under this technique, a multiple, which reflects the internal and external risks associated with a company, is applied to its normalized EBIT.

MARKET COMPARISON TECHNIQUE

The market comparison technique analyzes comparable companies to establish value. It is an efficient technique in that it provides the best insights as to what a notional purchaser would be prepared to pay. The market technique utilizes capitalization multiples based on current market prices with historical financial data of the publicly traded comparable companies. Selected capitalization multiples are then applied to the company's historical financial results to arrive at an indication of value. A difficulty in using this technique is to find exactly comparable companies.

Selection of Appropriate Approach

SLFV has used an adjusted book value approach to determine the fair market value of the Net Assets. In arriving at this approach, SLFV considered, among others, the following factors:

1. Historical operating results and financial position of GECC and its subsidiaries, which demonstrates an inability by management to successfully operate a leasing operation with no current justification for a positive outlook. Factors include:

     a) GECC had an accumulated deficit of $7.9 million at December 31, 1998 and net operating loss carryforwards for Federal income tax purposes of approximately $5.3 million at that date. The loss per common share for the fiscal years ended December 31, 1997, 1998 and the six months ended June 30, 1999 were $1.80, $2.63 and $.45, respectively.

     b) GECC has demonstrated a historical inability to adequately manage its selling, general and administrative expenses ("SG&A"). SG&A expressed as a percentage of revenue has increased from an average of approximately 15 percent in fiscal 1996 and 1997 to 24 percent in fiscal 1998 and 37 percent in the six months ended June 30, 1999.

2.   Reliance on customers.

     a) Our review of the Seller's investment in leased assets for fiscal 1998 and the six months to June 30, 1999 indicated that there were seventeen active customers, of which one customer represented 43 percent of the total investment in leased assets during both of these periods. This increases the risk attributable to the future viability of the leasing business and the ability to generate new business.

3.   Interest rate differential

     a) We understand that for several years, the Seller has not been able to achieve a positive interest rate differential between its cost of borrowing and the rate of return that it receives on new equipment leases, which has been reflected in prior historical losses. This has and will likely continue to negatively impact the Seller's overall cash flows from leasing activities.

4.   Industry

     a) SLFV identified approximately fifty publicly traded companies that lease durable goods. Potentially comparable companies were subsequently identified by eliminating the following types of companies:

          i) Companies that do not lease computer equipment (i.e. vehicles, construction equipment, trailers)

          ii) Diversified leasing companies for which computer equipment leasing does not comprise a major portion of gross revenue.

          iii) Companies with revenues in excess of $100 million. The Seller's revenue for fiscal 1998 was $12.4 million.

     b) Following the above elimination, three companies were identified as being potentially comparable. SLFV performed a detailed level of analysis (quantitative and qualitative) on each company. Based on the results of the analysis, none of these companies was deemed comparable. The reasons for the exclusions included the following:

          i)   Favorable financial structure.
          ii)  Vertical integration (systems consulting).
          iii) High level of profitability.

     c) Based on our industry analysis as set out above and discussions with individuals within the leasing industry, we understand that leasing companies with revenues comparable to the Seller are typically privately held.

5.   Historical inability to dispose of the leasing business of the Seller.

     a) We understand that JPT and/or other parties have attempted to dispose of the business of the Seller since approximately January 1999. In the past ten months, one offer was received from GECC's then President. This offer was terminated in May 1999. Since that time, no offers have been received by GECC in this regard.

6.   Strategic plan of GECC.

     a) GECC has stated that it "is continuing its efforts to divest itself of its technology services businesses and is focusing primarily on acquiring and consolidating the ownership of existing golf ranges and golf centers."

     b) Since the resignation of Mr. Michael Daniels as President of GECC on March 23, 1999, and Mr. Rooney on August 17, 1999 (appointed on April 19, 1999), Mr. Ron Farrell has assumed the President's title until a replacement is found. No replacement has yet been found.

     c) Therefore, it appears that no new leasing business will be generated in the future under the current structure and if a purchaser is not found, the leasing operations of the Seller will be wound down in an orderly manner.

CALCULATION OF VALUE

As indicated above, we have valued the net assets based on an adjusted book value approach. To determine the appropriate adjustments, SLFV performed financial analysis as appropriate and, among others, held detailed meetings and discussions with management of the Seller with respect to the Net Assets.

The Seller's cash flow and viability depends to a great degree on its ability to realize the residual value of leased equipment after the initial term of the lease by re-leasing or selling such equipment. At the inception of each lease and at the end of each fiscal year thereafter, the Seller establishes the residual value of the leased equipment, which is the estimated market value thereof at the end of the initial lease term. In determining the estimated market value, management considers, among others, developments in the high technology equipment market that tend to occur at rapid rates and which add to the risk of obsolescence and shortened product life cycles.

The Net Assets (at June 30, 1999) include the estimated residual value of the Seller's portfolio of leases expiring between July 31, 1999 and December 31, 2003. The residual value is greater than the Net Assets.

SLFV has deemed it appropriate in this matter to reduce the estimated residual value of the leased equipment at June 30, 1999 for additional annual obsolescence on the equipment that will likely occur in the future. In determining the estimated residual value of the leased equipment, SLFV has also recognized the estimated return that an investor would require on assets of this nature.

SLFV did not consider it appropriate to adjust any other assets or liabilities comprising the Net Assets.

GENERAL

SLFV believes that its analysis must be considered as a whole and that selecting portions of the analysis and factors considered by it, without considering all factors and analyses together, could create a misleading view of the process employed and that the analysis is not necessarily amenable to partial analysis or summary description. Any attempt to do so could lead to undue emphasis on a particular factor or analysis.

Value of the Consideration for the Net Assets

The terms of the consideration paid for the Net Assets are set out herein. In determining the risk associated with the consideration, we have adjusted the promissory note to recognize additional risk that payments thereon may not be made.

To determine the appropriate adjustment, we have discussed the business operation of the Purchaser with the former CFO of GECC and have reviewed the balance sheet, income statement and related notes of the Purchaser for its 1998 fiscal year. Our adjustment represents a discount of 8 percent off the initial principal amount of $400,000.

ASSUMPTIONS AND LIMITATIONS

SLFV has relied upon, and has assumed the completeness, accuracy and fair representation of all financial and other information, data, advice, opinions and representations obtained by SLFV from public sources or provided to SLFV by JPT, the Seller and its affiliates or advisors or otherwise pursuant to SLFV's engagement and the opinion herein is conditional upon such completeness, accuracy and fair representation.

Subject to the exercise of professional judgment and except as expressly described herein, SLFV has not attempted to verify independently the accuracy or completeness of any information, data, advice, opinions or representations provided to SLFV.

The conclusion herein is based on SLFV's review of financial information of the Seller with respect to business activities up to June 30, 1999. This includes due diligence performed by SLFV with respect to the January Proposal. SLFV has not reviewed any documentation or information of the Seller with respect to business activities subsequent to June 30, 1999.

Although subsequent developments may affect the Fairness Opinion, SLFV does not have any obligation to update, revise or affirm the Fairness Opinion as a result thereof.

Senior management of GECC has represented to SLFV and JPT, in a letter delivered as at the date hereof; among other things, that the information, data, opinions and other materials (the "Information") provided to SLFV and JPT by or on behalf of the Seller are complete and accurate at the date the Information was provided to SLFV and JPT and that, since the date of the Information, there has been no material change, financial or otherwise, in the position of the Seller, or in its assets, liabilities (contingent or otherwise), business or operations and there has been no change of any material fact which is of a nature as to render the Information untrue or misleading in any material respect.

The opinion herein is rendered on the basis of securities markets, economic and general business and financial conditions prevailing as at the date hereof and the condition and prospects, financial and otherwise, of the Seller as they were reflected in the information and documents reviewed by SLFV and as they were represented to SLFV in discussions with management of the Seller and SLFV does not estimate or predict the future with respect to the performance of GECC's publicly traded securities. In SLFV's analyses and in connection with the preparation of the Fairness Opinion, SLFV has made numerous assumptions with respect to industry performance, general business, market and economic conditions and other matters, many of which are beyond the control of any party involved in the Purchase Transaction.

FAIRNESS OPINION

Based upon SLFV's analysis, and subject to the foregoing, SLFV is of the opinion that, as at the date hereof, the Purchase Transaction is fair, from a financial point of view, to the holders of all the issued and outstanding stock of GECC.

Yours very truly,



SLF VALUATION SERVICES INC.